As Filed with the Securities and Exchange Commission on April 26, 2019

Registration File No. 333-52215
811-7337

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

  Pre-Effective Amendment No.  ☐

  Post-Effective Amendment No. 31  ☒

and

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☐

  Amendment No. 85  ☒

(Check appropriate box or boxes)

Protective Variable Life Separate Account

(Exact name of registrant)

Protective Life Insurance Company

(Name of depositor)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of depositor's principal executive offices)

(800) 265-1545

Depositor's Telephone Number, including Area Code

MAX BERUEFFY, Esq.

2801 Highway 280 South

Birmingham, Alabama 35223

(Name and address of agent for service)

Copy to:

STEPHEN E. ROTH, Esquire

THOMAS E. BISSET, Esquire

Eversheds Sutherland (US) LLP

700 Sixth Street, N.W., Suite 700

Washington, DC 20001-3980

It is proposed that this filing will become effective:

☐  Immediately upon filing pursuant to paragraph (b) of Rule 485

☒  On May 1, 2019 pursuant to paragraph (b) of Rule 485

☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐  On __________ pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered: Interests in Individual
Flexible Premium Variable and Fixed Life Insurance Policies

Supplement dated May 1, 2019
to the Prospectuses dated May 1, 2019 for
Premiere II
Premiere II 2003
Premiere III
Protective Investors Choice VUL
Protective Preserver II
Protective Single Premium Plus
Protective Preserver
Protective Strategic Objectives VUL
Issued by
Protective Life Insurance Company
Protective Variable Life Separate Account

On January 11, 2019, the Board of Trustees of Oppenheimer Variable Account Funds approved an Agreement and Plan of Reorganization ("Reorganization") to reorganize the Oppenheimer family of funds ("Merging Funds") into corresponding, newly formed funds in the Invesco family of funds ("Acquiring Funds"), as listed below. After the Reorganization, Invesco Advisers, Inc. will serve as the investment adviser for the Acquiring Funds. On April 12, 2019, shareholders of record of each Merging Fund approved the Reorganization. The Reorganization will be effective on or about May 24, 2019 ("Merger Date").

Each Acquiring Fund will have similar investment objectives and comparable fees and expenses as the corresponding Merging Fund.

Merging Funds	Acquiring Funds
Oppenheimer Capital Appreciation Fund/VA	Invesco Oppenheimer V.I. Capital Appreciation Fund (Series I)
Oppenheimer Capital Appreciation Fund/VA SC	Invesco Oppenheimer V.I. Capital Appreciation Fund (Series II)
Oppenheimer Discovery Mid Cap Growth Fund/VA	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series I)
Oppenheimer Discovery Mid Cap Growth Fund/VA SC	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series II)
Oppenheimer Global Fund/VA	Invesco Oppenheimer V.I. Global Fund (Series I)
Oppenheimer Global Fund/VA SC	Invesco Oppenheimer V.I. Global Fund (Series II)
Oppenheimer Global Strategic Income Fund/VA	Invesco Oppenheimer V.I. Global Strategic Income Fund (Series I)
Oppenheimer Global Strategic Income Fund/VA SC	Invesco Oppenheimer V.I. Global Strategic Income Fund (Series II)
Oppenheimer Government Money Fund/VA	Invesco Oppenheimer V.I. Government Money Fund
Oppenheimer Main Street Fund/VA	Invesco Oppenheimer V.I. Main Street Fund (Series I)
Oppenheimer Main Street Fund/VA SC	Invesco Oppenheimer V.I. Main Street Fund (Series II)

Prior to the Merger Date, you may transfer any Policy Value that is invested in Sub-Accounts that invest in the Merging Funds ("Merging Fund Sub-Accounts") to other investment options currently available under your Policy. If you have previously given us instructions to automatically allocate future premium payments to Merging Fund Sub-Accounts, you should provide us new allocation instructions prior to the Merger Date. If we do not receive new allocation instructions, your current instructions will be updated to reflect the Sub-Accounts that invest in the Acquiring Funds ("Acquiring Fund Sub-Accounts") after the Merger Date.

Effective after the close of business on or about May 24, 2019, the following changes will occur:

•  Any Policy Value allocated to the Merging Fund Sub-Accounts will be automatically transferred into the corresponding Acquiring Fund Sub-Accounts;

•  Transfers of Policy Value into the Merging Fund Sub-Accounts will no longer be accepted after the Merger Date; and

•  Program enrollments (dollar-cost averaging and Portfolio Rebalancing) will continue uninterrupted and will be automatically updated to reflect the Acquiring Fund Sub-Accounts, unless you provide us with new allocation instructions prior to the Merger Date.

Upon completion of the Reorganization, all references to the Merging Funds in the prospectus are deleted and replaced with the Acquiring Funds. Following the Reorganization, the Acquiring Funds will be available as investment options under your Policy.

This Supplement Should Be Retained with Your Prospectus for Future Reference.

PROSPECTUS
May 1, 2019

Premiere III

An Individual Flexible Premium Variable and Fixed Life Insurance Policy

Issued by
Protective Variable Life Separate Account
and
Protective Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama 35223
Telephone: (800) 265-1545

This Prospectus describes the Premiere III individual flexible premium variable and fixed life insurance policies (the "Policy") issued by Protective Life Insurance Company (the "Company" or "Protective Life"). The Policy may be issued to individuals or groups. The Policy is designed to provide insurance protection on the life of the Insured named in the Policy.

This Prospectus sets forth basic information about the Policy and the Variable Account that a prospective investor should know before investing. You should consider the Policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the Policy, or to finance the purchase of the Policy through a loan or through withdrawals from another policy. Replacement of existing insurance with the Policy may reduce or otherwise change existing Policy benefits. Additional fees and charges also may apply. Please read this Prospectus and the Statement of Additional Information carefully before you invest.

You have the flexibility to vary the amount and timing of premium payments and your coverage will stay in force as long as sufficient Surrender Value is maintained. The Policy Value and, in certain circumstances, the Death Benefit will fluctuate with the investment performance of the investment options you select. Within certain limits, you may return the Policy during the Cancellation Period.

You have a number of investment choices in this Policy. You may allocate your Policy's value to the Fixed Account, which credits a specified rate of interest (where we bear the investment risk), or among variable investment options (where you have the investment risk) with Funds from:

  AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
  American Funds Insurance Series®
  Fidelity® Variable Insurance Products Funds
  Franklin Templeton Variable Insurance Products Trust
  Goldman Sachs Variable Insurance Trust
  Legg Mason Partners Variable Equity Trust
  Lord Abbett Series Fund, Inc.
  MFS® Variable Insurance Trust(1)
  MFS® Variable Insurance Trust II(1)
  Morgan Stanley Variable Insurance Fund, Inc.
  Oppenheimer Variable Account Funds
  PIMCO Variable Insurance Trust
  Royce Capital Fund
  Vanguard Variable Insurance Funds(2)

(1) Sub-Accounts investing in series of the MFS Variable Insurance Trust or MFS Variable Insurance Trust II are not available for Policies with applications signed on or after May 1, 2015.

(2) Available for Policies with applications signed on or after May 1, 2017.

A prospectus for each of the Funds available through the Variable Account contains comprehensive information about each Fund. Please read these documents before investing and save them for future reference.

Beginning January 1, 2021, we will no longer send you paper copies of shareholder reports for the Funds (“Reports”) unless you specifically request paper copies from us. Instead, the Reports will be available on a website. We will notify you by mail each time the Reports are posted. The notice will provide the website links to access the Reports as well as instructions for requesting paper copies. If you wish to continue receiving your Reports in paper free of charge from us, please call 1-855-920-9713. Your election to receive the Reports in paper will apply to all Funds available with your Contract. If you have already elected to receive the Reports electronically, you will not be affected by this change and need not take any action. If you wish to receive the Reports and other SEC disclosure documents from us electronically, please contact us at 1-855-920-9713.

Please note that the Policies and/or the Funds:

  are not guaranteed to provide any benefits;
  are not insured by the FDIC or any other government agency;
  are not bank deposits or other obligations of a bank and are not bank guaranteed; and
  are subject to risks, including loss of the amount invested, tax risks and Policy Lapse.

The Securities and Exchange Commission ("SEC") has not approved or disapproved the Policy or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

PRO.PRMIII.0519

POLICY BENEFITS/RISKS SUMMARY
    Policy Benefits
    Policy Risks
FEE TABLES
FUND EXPENSES
THE POLICY
PREMIUMS
CALCULATION OF POLICY VALUE
DEATH BENEFIT PROCEEDS
TRANSFERS OF POLICY VALUE
SURRENDERS AND WITHDRAWALS
POLICY LOANS
SUSPENSION OR DELAYS IN PAYMENTS
POLICY LAPSE AND REINSTATEMENT
THE COMPANY AND THE FIXED ACCOUNT
THE VARIABLE ACCOUNT AND THE FUNDS
    AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
    American Funds Insurance Series®
    Fidelity® Variable Insurance Products
    Franklin Templeton Variable Insurance Products Trust
    Goldman Sachs Variable Insurance Trust
    Legg Mason Partners Variable Equity Trust
    Lord Abbett Series Fund, Inc.
    MFS® Variable Insurance Trust8
    MFS® Variable Insurance Trust II8
    Morgan Stanley Variable Insurance Fund, Inc.
    Oppenheimer Variable Account Funds
    PIMCO Variable Insurance Trust
    Royce Capital Fund
    Vanguard Variable Insurance Fund
CHARGES AND DEDUCTIONS
TAX CONSIDERATIONS
SUPPLEMENTAL RIDERS AND ENDORSEMENTS
EXCHANGE PRIVILEGE
    Effects of the Exchange Offer
USE OF THE POLICY
STATE VARIATIONS
SALE OF THE POLICIES
LEGAL PROCEEDINGS
FINANCIAL STATEMENTS
GLOSSARY
STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A

POLICY BENEFITS/RISKS SUMMARY

This summary describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Glossary at the end of this Prospectus defines certain words and phrases used in this Prospectus.

The Policy is an individual flexible premium variable and fixed life insurance policy for individuals and certain groups.

Purposes of the Policy

The Policy is designed to be a long-term investment providing insurance benefits. You should consider the Policy in conjunction with other insurance policies you own, as well as your need for insurance and the Policy's long-term potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement of existing coverage with the Policy should be carefully considered if the decision to replace existing coverage is based solely on a comparison of policy illustrations.

Policy Benefits

Flexibility

The Policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose the investment options and premiums you pay.

  Investment Options. You may invest in your choice of numerous different investment options, as well as a Fixed Account, within your Policy.
  Premium Payments. You have the flexibility to choose how you pay premiums. You choose a planned premium when you purchase the Policy. You may change your planned premium, or pay additional premium any time, subject to certain limitations.

Death Benefit

If the Insured dies while the Policy is in force, we pay a Death Benefit to your Beneficiary. The Death Benefit Proceeds generally pass to the Beneficiary free of federal and state income tax at the death of the Insured. The calculation of the Death Benefit depends on the Death Benefit Option you selected and the federal tax compliance test applicable to the Policy (either Guideline Premium Limitation Test or the Cash Value Accumulation Test).

Under the Guideline Premium Limitation test, you select one of two Death Benefit Options:

  Death Benefit Option A (Level) is equal to the greater of:
    The current Face Amount; or
    A specified percentage of the Policy Value as indicated on a table set forth in the Policy.
  Death Benefit Option B (Increasing) is equal to the greater of:
    The current Face Amount plus the Policy Value; or
    A specified percentage of the Policy Value as indicated on a table set forth in the Policy.

Under the Cash Value Accumulation test, you select one of two Death Benefit Options:

  Death Benefit Option A (Level) is equal to the greater of:
    The current Face Amount; or
    The minimum death benefit described below.
  Death Benefit Option B (Increasing) is equal to the greater of:
    The current Face Amount plus Policy Value; or
    The minimum death benefit described below.

The minimum death benefit is the amount of level death benefit that the Policy Value would purchase if paid as a net single premium at such time.

The Death Benefit is reduced by any money you owe us, such as outstanding loans or liens (i.e., payments made under an accelerated death benefit rider or endorsement), interest on loans or liens, or unpaid charges. You may change your Death Benefit Option subject to certain rules. You may increase or decrease the Face Amount on your Policy under certain circumstances.

Cancellation Privilege

For a limited time after you receive your Policy, you have the right to cancel your Policy and receive a refund. See "Cancellation Privilege" for more information.

Lapse Protection Provision

If, for each month your Policy has been in force you have made a timely payment of the Minimum Monthly Premium (net of loans and withdrawals) stated on your Policy's specification page, then, regardless of your Surrender Value, your Policy will not Lapse. This provision is effective during the first 15 Policy Years (if the Insured's Issue Age is 0 through 39), during the first 10 Policy Years (if the Insured's Issue Age is 40 through 64), or during the first 5 Policy Years (for Insured's Issue Age 65 and above).

  Lapse Protection Extension Rider. This rider extends the lapse protection period under the Policy. As long as you have made a timely payment of the Minimum Monthly Premium (net of loans and withdrawals), the rider doubles the length of the lapse protection period. Therefore, the Policy will not Lapse while the rider is in force. There is a charge for this rider.
  Age 121. On and after the Policy Anniversary when the Insured is age 121, the Policy will not enter the grace period or lapse regardless of your Surrender Value.

Exchange Privilege

You may exchange an existing life insurance policy for this Policy, subject to certain restrictions. See "Exchange Privilege."

Transfers

Subject to certain restrictions you may transfer Policy Value among the Sub-Accounts and the Fixed Account. The Company has the right to restrict such transfers until after the later of 30 days after the Policy Effective Date or six days after the expiration of the Cancellation Period. The Company also may restrict or refuse to honor frequent transfers, including "market timing" transfers.

  Dollar-Cost Averaging. You may elect to automatically transfer specified dollar amounts on a monthly or quarterly basis (at least $100 monthly or $300 quarterly) subject to the following restriction: no transfers may be made into the Fixed Account. You must have a Policy Value of at least $5,000 in the source Sub-Account or the Fixed Account at the time of election. You must elect this option for periods of at least 6 months, but not more than 48 months.
  Portfolio Rebalancing. You have the option to instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. The percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing, unless you elect otherwise.

Withdrawals

You may take money out of your Policy after the first Policy Year. The minimum withdrawal amount is $500. Withdrawals may have tax consequences.

Loans

After the first Policy Anniversary, you may borrow using your Policy Value as collateral. Generally the minimum amount you may borrow is $500 and the maximum is 99% of your Cash Value. This maximum is reduced by any Policy Debt or liens (including accrued interest) that are outstanding on the date your loan request is received at the Home Office. State variations may apply. As collateral for the loan, we transfer an amount equal to the loan out of the Sub-Accounts and the Fixed Account and into the Loan Account on a pro-rata basis, unless you specify another allocation. Annual interest rates currently charged for standard loans are 5.0% for Policy Years 2 through 10 and 3.0% for Policy Years 11 and thereafter. You may repay all or part of your borrowings at any time while the Insured is alive and the Policy is in force. Borrowing may have tax consequences.

Settlement Options

You may choose a variety of ways to receive the proceeds of the Policy. See "Settlement Options" for more information.

Terminal Illness Accelerated Death Benefit Endorsement

The endorsement provides an accelerated death benefit payment to the Owner if the Insured has a qualifying terminal illness and all of the terms and conditions of the endorsement are met. See "Terminal Illness Accelerated Death Benefit Endorsement" in the "Supplemental Riders and Endorsement" section for more information.

BenefitGuard Residual Death Benefit Endorsement

Under the provisions of BenefitGuard, if the Policy has been in force for at least 20 years, the Insured has attained the age of 65, the Policy Debt is greater than the Face Amount, withdrawals in an amount equal to the total premiums paid have been taken, and the Policy Debt is at least 99% of the Cash Value, your Policy will not lapse and the Death Benefit will be at least $10,000 as long as all of the terms and conditions of the endorsement are met. BenefitGuard may be subject to state variations and may not be available in all states. See "Riders and Endorsements" for more information.

Optional Coverage

For additional charges, you may add riders to your Policy.

Policy Risks

Investment Risk

If you invest your Policy Value in one or more Sub-Accounts, then you will be subject to the risk that investment performance may be unfavorable causing the Policy Value to decrease and the Monthly Deduction to increase (which, in turn, further decreases future Policy Value). This is because poor investment performance diminishes Policy Value thereby increasing the Net Amount at Risk under the Policy and, correspondingly, increasing the cost of insurance which is part of the Monthly Deduction. You could lose everything you invest. If you allocate Policy Value to the Fixed Account, then we credit your Policy Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate shown on your Policy's specification page.

Risk of Lapse

Unless the lapse protection period is in effect, if your Surrender Value (without taking into account any liens on the Policy) on a Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. On and after the Policy Anniversary when the Insured is age 121, the Policy will not enter the grace period or lapse regardless of your Surrender Value. We will send you notice of the premium required to prevent Lapse. You have a 61 day grace period to make a payment of Net Premium at least sufficient to cover the current and past-due Monthly Deductions or the Policy will Lapse. You may reinstate a Lapsed Policy, subject to certain conditions. Payment of the Minimum Monthly Premium required under the lapse protection provision of the Policy or the Lapse Protection Extension Rider will not guarantee that the Policy will remain in force after the termination of the lapse protection period.

Withdrawal and Surrender Risks

The Surrender Charge under the Policy applies during the first 10 Policy Years. The Surrender Value of the Policy is generally the Policy Value less the Surrender Charge and Policy Debt and any liens (including accrued interest). It is possible that your Policy will have no Surrender Value during the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the account value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will Lapse (terminate without value), because Surrender Charges decrease the Surrender Value.

Withdrawals are not permitted during the first Policy Year. After the first Policy Year, withdrawals are permitted, subject to certain limitations, for a fee. Withdrawals may reduce the Face Amount of the Policy.

A surrender or withdrawal may have tax consequences. See "Tax Considerations."

Tax Risks

Although the federal income tax requirements applicable to the Policy are complex and there is limited guidance regarding these requirements, we anticipate that the Policy will be treated as a life insurance contract for federal income tax purposes. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you generally should not be considered to be in receipt of any portion of your Policy's Cash Value until there is an actual distribution from the Policy. Moreover, Death Benefits payable under the Policy should be excludable from the gross income of the Beneficiary. Although the Beneficiary generally should not have to pay federal income tax on the Death Benefit, other taxes, such as estate taxes, may apply.

Your Policy may become a modified endowment contract as a result of: (1) the payment of excess premiums or unnecessary premiums, (2) a material change in the Policy, or (3) a reduction in your Death Benefit. If your Policy becomes a modified endowment contract, transactions such as withdrawals and loans will be treated first as a distribution of the earnings in the Policy and will be taxable as ordinary income in the year received. In addition, if the Policy Owner is under age 59-1/2 at the time of a surrender, withdrawal or loan, the amount that is included in income is generally subject to a 10% penalty tax.

If the Policy is not a modified endowment contract, distributions generally are treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans are generally not treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy related tax matters.

Loan Risks

A policy loan, whether or not repaid, has a permanent effect on the Policy Value, and potentially the Death Benefit, because the investment results of the Sub-Accounts and current interest rates credited on the Fixed Account Value do not apply to Policy Value in the Loan Account. Since interest credited on the Loan Account is transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan and will increase the loan balance. The larger the loan and the longer the loan is outstanding, the greater will be the effect on Policy Value held as collateral in the Loan Account.

Your Policy may Lapse if your outstanding loan amounts reduce the Surrender Value to zero. If a Policy lapses with loans outstanding, some or all of the loan amounts may be subject to income tax. See "Tax Considerations - Tax Treatment of Loans." Policy loans also may increase the potential for Lapse if the investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable.

If the Insured dies while a loan is outstanding, the loan balance, which includes any unpaid interest, will be deducted from the Death Benefit.

Specialized Uses of the Policy

Because your Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient premiums are not paid, the Policy may Lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis. Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences. See "Tax Considerations - Other Considerations."

Fund Risks

A comprehensive discussion of the risks of each Fund may be found in each Fund's prospectus. Please refer to the Funds' prospectuses for more information.

Business Disruption and Cyber Security Risks

We rely heavily on interconnected computer systems and digital data to conduct our variable product policy business activities. Because our variable product policy business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Policy Owner information. Such systems failures and cyber-attacks affecting us, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy Value. For instance, systems failures and cyber-attacks may interfere with our processing of Policy transactions, including the processing of orders from our website or with the Funds, impact our ability to calculate Policy Value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Policy to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. If the amount of a charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative Insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay. On and after the Policy Anniversary when the Insured is age 121, we do not deduct any fees and charges other than the interest charged on loans (if a loan is outstanding).

The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the Policy, allow the Policy to Lapse, decrease the Initial Face Amount, transfer Policy Value among the Sub-Accounts and to and from the Fixed Account, and make withdrawals.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Premium Expense Charge:	Upon receipt of each premium payment	1.5% of each premium payment	1.5% of each premium payment
Contingent Deferred Sales Charge:(1)
Minimum and Maximum Charge	At the time of any surrender, Lapse, or decrease in the Initial Face Amount which may occur if a withdrawal is made and Death Benefit Option A is in effect during the first 10 Policy Years	$3.45 - $54.50 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable	$3.45 - $54.50 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable
Charge for a 46 year old male in the nontobacco class during the first Policy Year	At the time of any surrender, Lapse, or decrease in the Initial Face Amount which may occur if a withdrawal is made and Death Benefit Option A is in effect during the first 10 Policy Years	$28.25 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable	$28.25 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable
Transfer Fee:(2)	Upon each transfer in excess of 12 in a Policy Year	$25 per transfer	$25 per transfer
Withdrawal Charge:	At the time of each withdrawal of Policy Value	The lesser of 2.0% of the amount withdrawn or $25	The lesser of 2.0% of the amount withdrawn or $25

(1) The Surrender Charge varies based on individual characteristics such as the Insured's Issue Age, sex and rate class, and decreases each Policy Year until it reaches zero after the tenth Policy Year. The Surrender Charge shown in the table may not be typical of the charges you will pay. Your Policy's specification page will indicate the charges applicable to your Policy, and more detailed information concerning these charges is available on request from our Home Office.

(2) Protective Life currently does not assess the transfer fee.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including the Funds' fees and expenses.

Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Cost of Insurance:(1)(2)
Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.02 - $108.93 per $1,000 of Net Amount at Risk	$0.01 - $104.80 per $1,000 of Net Amount at Risk
Charge for a 46 year old male in the nontobacco class during the first Policy Year	On the Policy Effective Date and each Monthly Anniversary Day	$0.24 per $1,000 of Net Amount at Risk	$0.05 per $1,000 of Net Amount at Risk
Mortality and Expense Risk Charge:	On the Policy Effective Date and each Monthly Anniversary Day	0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% such amount	0%
Standard Administrative Fee:	On the Policy Effective Date and each Monthly Anniversary Day	$8.00	$8.00
Administrative Charge(3)
Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day during first 20 Policy Years	$0.09 - $0.82 per $1,000 of Initial Face Amount	$0.09 - $0.82 per $1,000 of Initial Face Amount
Charge for a 46 year old male in the nontobacco underwriting class	On the Policy Effective Date and each Monthly Anniversary Day during first 20 Policy Years	$0.29 per $1,000 of Initial Face Amount	$0.29 per $1,000 of Initial Face Amount
Administrative Charge For Face Amount Increases:(4)
Minimum and Maximum Charge	On the Effective Date of the increase and the subsequent 11 Monthly Anniversary Days	$0.39 - $1.74 per $1,000 of any increase in Face Amount	$0.39 - $1.74 per $1,000 of any increase in Face Amount
Charge for a 46 year old male in the nontobacco underwriting class	On the Effective Date of the increase and the subsequent 11 Monthly Anniversary Days	$0.98 per $1,000 of any increase in Face Amount	$0.98 per $1,000 of any increase in Face Amount
Net Cost of Loans(5)	On each Policy Anniversary, as applicable(6)	2.00% (annually) in Policy Years 1 through 10; 0.25% in Policy Years 11 and thereafter	2.00% (annually) for standard loans, 1.00% for carryover loans in Policy Years 1 through 10; 0% in Policy Years 11 and thereafter
Optional Supplemental Rider Charges:
Children's Term Life Insurance Rider	On the Effective Date and each Monthly Anniversary Day	$0.45 per $1,000 of rider coverage amount	$0.45 per $1,000 of rider coverage amount
Accidental Death Benefit Rider(7)
Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.08 - $0.16 per $1,000 of rider coverage amount	$0.08 - $0.16 per $1,000 of rider coverage amount
Charge for a 48 year old	On the Effective Date and each Monthly Anniversary Day	$0.08 per $1,000 of rider coverage amount	$0.08 per $1,000 of rider coverage amount
Disability Benefit Rider(8)
Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$1.50 - $24.23 per $100 of rider coverage amount	$1.50 - $24.23 per $100 of rider coverage amount
Charge for a 40 year old male	On the Effective Date and each Monthly Anniversary Day	$3.00 per $100 of rider coverage amount	$3.00 per $100 of rider coverage amount
Guaranteed Insurability Rider(9)
Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.02 - $0.16 per $1,000 of rider coverage amount	$0.02 - $0.16 per $1,000 of rider coverage amount
Charge for a 27 year old in the nontobacco underwriting class	On the Effective Date and each Monthly Anniversary Day	$0.02 per $1,000 of rider coverage amount	$0.02 per $1,000 of rider coverage amount
Protected Insurability Benefit Rider(10)
Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.03 - $0.13 per $1,000 of rider coverage amount	$0.03 - $0.13 per $1,000 of rider coverage amount
Charge for a 0 year old	On the Effective Date and each Monthly Anniversary Day	$0.03 per $1,000 of rider coverage amount	$0.03 per $1,000 of rider coverage amount
Flexible Coverage Rider(11)
Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.04 - $51.85 per $1,000 of rider coverage amount	$0.02 - $42.24 per $1,000 of rider coverage amount
Charge for a 30 year old female in the select preferred underwriting class during the first Policy Year	On the Effective Date and each Monthly Anniversary Day	$0.05 per $1,000 of rider coverage amount	$0.02 per $1,000 of rider coverage amount
Term Rider for Covered Insured(12)
Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.02 - $22.81 per $1,000 of rider coverage amount	$0.02 - $16.38 per $1,000 of rider coverage amount
Charge for a 16 year old male in the nontobacco underwriting class during the first Policy Year	On the Effective Date and each Monthly Anniversary Day	$0.06 per $1,000 of rider coverage amount	$0.06 per $1,000 of rider coverage amount
Lapse Protection Extension Rider	On the Effective Date and each Monthly Anniversary Day	$0.06 per $1,000 of rider coverage amount	$0.06 per $1,000 of rider coverage amount

(1) Cost of insurance charges vary based on individual characteristics such as the Insured's Issue Age, sex and rate (i.e., underwriting) class and the number of years that the Policy has been in force, and the Net Amount at Risk on either the Policy Effective Date or the applicable Monthly Anniversary Date. The charge generally increases with the Issue Age. In determining current cost of insurance charges, we may consider a variety of factors, including those unrelated to mortality experience. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's specification page will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Home Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Issue Age, sex and rate classification of the Insured, and the Face Amount, planned premiums, and riders requested. The cost of insurance charge shown in the above table has been rounded to the nearest hundredth. See "Charges and Deductions" for additional information.

(2) See Net Amount at Risk in the Glossary.

(3) The administrative charge varies based on the Insured's Issue Age, sex and rate class. The administrative charge shown in the table may not be typical of the charges you will pay. Your Policy's specification page will indicate the charges applicable to your Policy, and more detailed information concerning these charges is available on request from our Home Office.

(4) The administrative charge for Face Amount increases varies based on the Insured's Issue Age, sex, and rate class. The administrative charge shown in the table may not be typical of the charges you will pay. Your Policy's specification page will indicate the charges applicable to your Policy, and more detailed information concerning these charges is available on request from our Home Office.

(5) The net cost of loans is the difference between the amount of interest we charge you for a loan and the amount of interest we credit based upon the amount in your Loan Account. We charge interest daily on any outstanding loan at the following effective annual rates: (a) 5.0% for standard loans in Policy Years 2-10; (b) 4.0% current (5.0% guaranteed) for carry-over loans in Policy Years 1-10; and (c) 3.0% current (3.25% guaranteed) for all loans in Policy Years 11 and greater. We credit interest annually to the Loan Account on any outstanding loan at an effective annual interest rate of not less than 3%.

(6) As long as a loan is outstanding, loan interest must be paid in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, Lapse, surrender, termination, or the Insured's death.

(7) The charge for the Accidental Death Benefit Rider varies based on the Insured's attained age. The rider charge shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charge applicable to your Policy, and more detailed information concerning this charge is available on request from our Home Office.

(8) The charge for the Disability Benefit Rider varies based on the Issue Age and sex of the Insured. The rider charge shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charge applicable to your Policy, and more detailed information concerning this charge is available on request from our Home Office.

(9) The charge for the Guaranteed Insurability Rider varies based on the Insured's Issue Age and underwriting class. The rider charge shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charge applicable to your Policy, and more detailed information concerning this charge is available on request from our Home Office.

(10) The charge for the Protected Insurability Rider varies based on the Insured's Issue Age. The rider charge shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charge applicable to your Policy, and more detailed information concerning this charge is available on request from our Home Office.

(11) The charge for the Flexible Coverage Rider varies based on the Insured's Issue Age, sex, rate class and the number of years the Policy has been in force. The rider charge shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charge applicable to your Policy, and more detailed information concerning this charge is available on request from our Home Office. This charge has been rounded to the nearest hundredth. Please contact your registered representative for additional information.

(12) The charge for the Term Rider for Covered Insured varies based on the covered insured's Issue Age, sex, rate class and the number of years the rider has been in force. The rider charge shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charge applicable to your Policy, and more detailed information concerning this charge is available on request from our Home Office. This charge has been rounded to the nearest hundredth. Please contact your registered representative for additional information.

FUND EXPENSES

The next item shows the minimum and maximum total operating expenses deducted from the total net assets of the Funds (before waiver or reimbursement) during the fiscal year ended December 31, 2018. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Annual Fund Operating Expenses:

Range of Expenses for the Funds

	Minimum		Maximum
Total Annual Fund Operating Expenses	0.13	-	1.75(*)
(total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)

(*) The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund's expenses.

For information concerning compensation paid to sales representatives in connection with the sale of the Policies, see "Sale of the Policies."

THE POLICY

Purchasing a Policy

For insurance coverage to take effect under a Policy, you must submit a completed application and at least the minimum initial premium payment through a licensed representative of Protective Life who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. Protective Life requires satisfactory evidence of the insurability, which may include a medical examination of the Insured. Generally, Protective Life will issue a Policy covering an Insured up to age 80 if evidence of insurability satisfies Protective Life's underwriting rules. Minimum age requirements may apply. Acceptance of an application depends on Protective Life's underwriting rules, and Protective Life may reject an application for any reason. With your consent, a Policy may be issued on a basis other than that applied for (e.g., on a higher premium class basis due to increased risk factors). A Policy is issued after Protective Life approves the application. Payment of Premium is not a requirement to issue a Policy but your insurance will not take effect until you pay your minimum initial premium. Premium may be collected at the time of Policy delivery.

In certain states a Policy may be available only as a group contract. If you purchase a group contract, we will issue you a certificate that represents your ownership and summarizes the provisions of the group contract. References to "Policy" in this Prospectus include certificates, unless the context requires otherwise.

Insurance coverage under a Policy begins on the Policy Effective Date. Temporary life insurance coverage also may be provided under the terms of a temporary insurance agreement. Under such agreements, the total amount of insurance which may become effective prior to the Policy Effective Date may not exceed $1,000,000 (including the amount of any life insurance and accidental death benefits then in force or applied for with the Company), may be dependent on satisfactory underwriting and other conditions and may not be in effect for more than 60 days. In addition, such agreement may not be issued on proposed Insureds under 15 days of age.

In order to obtain a more favorable Issue Age, Protective Life may permit the Owner to "backdate" a Policy by electing a Policy Effective Date up to six months prior to the date of the original application, subject to state requirements (3 months in Ohio, not allowed in Montana). Charges for the Monthly Deduction for the backdated period are deducted as of the Policy Effective Date and the calculation of the Policy's lapse protection will include the Minimum Monthly Premiums for the backdated period.

The Owner of the Policy may exercise all rights provided under the Policy. The Insured is the Owner, unless a different person is named as Owner in the application. By Written Notice received by Protective Life at the Home Office while the Insured is living, the Owner may name a contingent Owner or a new Owner. If there are joint Owners, all Owners must authorize the exercise of any right under the Policy. Unless the Owner provides otherwise, in the event of one joint Owner's death, ownership passes to any surviving joint Owner(s). Unless a contingent Owner has been named, ownership of the Policy passes to the estate of the last surviving Owner upon his or her death. A change in Owner may have tax consequences.

Fees, charges and benefits available under the Policy may vary depending on the state in which the Policy is issued.

Cancellation Privilege

You may cancel your Policy for a refund during the Cancellation Period by returning it to Protective Life's Home Office or to the sales representative who sold it along with a written cancellation request. The Cancellation Period is determined by the law of the state in which the application is signed and is shown in your Policy. In most states it expires at the latest of

  10 days after you receive your Policy, or
  45 days after you sign your application.

Return of the Policy by mail is effective upon receipt by Protective Life. We will treat the Policy as if it had never been issued. Within seven calendar days after receiving the returned Policy, Protective Life will refund the greater of the premiums paid (after deduction of any Policy fees and other charges, unless prohibited by state law) and, the sum of the Fixed Account Value and the Variable Account Value determined as of the Valuation Day the returned Policy is received.

This amount may be more or less than the aggregate premiums paid. In states requiring the return of premiums paid, Protective Life will refund the greater of the Policy Value or the premiums paid.

Changes in the Policy or Benefits

At any time Protective Life may make such changes in the Policy as are necessary to assure compliance with any applicable laws or with regulations or rulings issued by a government agency. This includes, but is not limited to, changes necessary to comply at all times with the definition of life insurance prescribed by the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or the "Code"). Any such changes will apply uniformly to all affected Policies and Owners will receive notification of such changes.

PREMIUMS

Minimum Initial Premium. The minimum initial premium required depends on a number of factors, including the age, sex and rate class of the proposed Insured, the Initial Face Amount requested by the applicant, any supplemental riders requested by the applicant and the planned periodic premiums that the applicant selects. Consult your sales representative for information about the initial premium required for the coverage you desire.

Planned Periodic Premiums. In the application the Owner selects a plan for paying level premiums at specified intervals (i.e., quarterly, semi-annually or annually). At the Owner's election, we will also arrange for payment of planned periodic premiums on a monthly basis (on any day except the 29th, 30th, or 31st of a month) under a pre-authorized payment arrangement. You are not required to pay premiums in accordance with these plans. You can pay more or less than planned or skip a planned periodic premium entirely. See "Policy Lapse and Reinstatement." Subject to the limits described below, you can change the amount and frequency of planned periodic premiums at any time by Written Notice to Protective Life at the Home Office. Additional premiums may be required to maintain the Policy, depending on a number of factors including past premiums paid, investment experience and loans and/or withdrawals on the Policy.

Unless you have arranged to pay planned periodic premiums by pre-authorized payment arrangement or have otherwise requested, you will be sent reminder notices for planned periodic premiums.

Unscheduled Premiums. Subject to the limitations described below, additional unscheduled premiums may be paid in any amount and at any time. By Written Notice to Protective Life at the Home Office, the Owner may specify that all unscheduled premiums are to be applied as repayments of Policy Debt, if any.

Premium Limitations. Premiums are accepted until Attained Age of 121. Premiums may be paid by any method acceptable to Protective Life. If by check, the check must be from an Owner (or the Owner's designee other than a sales representative), payable to Protective Life, and be dated prior to its receipt at the Home Office.

Additional limitations apply to premiums. Premium payments must be at least $150 ($50 if paid monthly by a pre-authorized payment arrangement) and must be remitted to the Home Office. Protective Life also reserves the right to limit the amount and frequency of any premium payment. In addition, at any point in time aggregate premiums paid under a Policy may not exceed limitations for life insurance policies as set forth in the Internal Revenue Code. See "Tax Considerations" and the discussion of Guideline Premium Limitation and Cash Value Accumulation Test under "Death Benefit Proceeds." Protective Life will immediately refund any portion of any premium payment, with interest thereon, that is determined to be in excess of the limits established by law to qualify a Policy as a contract for life insurance. Protective Life will also monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Internal Revenue Code, if applicable. See "Tax Considerations."

Premium Payments Upon Increase in Face Amount. Depending on the Policy Value at the time of an increase in the Face Amount and the amount of the increase requested, an additional premium payment may be necessary to keep the Policy in force or a change in the amount of planned periodic premiums may be advisable. You will be notified if a premium payment is necessary or a change is appropriate.

Net Premium Allocations

You must indicate in the application how Net Premiums are to be allocated to the Sub-Accounts and/or to the Fixed Account. These allocation instructions apply to both initial and subsequent Net Premiums. You may change the allocation instructions in effect at any time until Attained Age of 121 by Written Notice to Protective Life at the Home Office or by telephone, facsimile, automated telephone system, or via the Internet at www.protective.com. Whole percentages must be used. The sum of the allocations to the Sub-Accounts and the Fixed Account must be equal to 100% of any Net Premiums. Protective Life reserves the right to establish (i) a limitation on the number of Sub-Accounts to which Net Premiums may be allocated and/or (ii) a minimum allocation requirement for the Sub-Accounts and the Fixed Account. Currently, the minimum amount that can be allocated to any Sub-Account or the Fixed Account is 3% of any Net Premiums.

For Policies issued in states where, upon cancellation during the Cancellation Period, Protective Life returns at least your premiums, Protective Life reserves the right to allocate your initial Net Premium (and any subsequent Net Premiums paid during the Cancellation Period) to the Oppenheimer Government Money Fund/VA Sub-Account or the Fixed Account until the expiration of the number of days in the Cancellation Period plus 6 days starting from the date that the Policy is mailed from the Home Office. Thereafter, the Policy Value in the Oppenheimer Government Money Fund/VA Sub-Account or the Fixed Account and all Net Premiums will be allocated according to your allocation instructions then in effect.

If Protective Life receives a premium payment at the Home Office before 3:00 P.M. Central Time, Protective Life will process the payment as of the Valuation Day it is received. Protective Life processes premium payments received at the Home Office at or after 3:00 P.M. Central Time as of the next Valuation Day. However, premium will not be accepted in connection with an increase in Face Amount until underwriting has been completed. When approved, Net Premium received will be allocated in accordance to your allocation instructions then in effect.

Unless designated by the Owner as a loan repayment, premiums received from Owners (other than planned periodic premiums) are treated as unscheduled premiums.

CALCULATION OF POLICY VALUE

Variable Account Value

The Variable Account Value reflects the investment experience of the Sub-Accounts to which it is allocated, any premiums allocated to the Sub-Accounts, transfers in or out of the Sub-Accounts, any withdrawals of Variable Account Value, any Surrender Charges deducted, and Monthly Deductions. There is no guaranteed minimum Variable Account Value. A Policy's Variable Account Value therefore depends upon a number of factors. The Variable Account Value for a Policy at any time is the sum of the Sub-Account Values for the Policy on the Valuation Day most recently completed.

Determination of Units

For each Sub-Account, the Net Premium(s) or unloaned Policy Value transferred are converted into units. The number of units credited is determined by dividing the dollar amount directed to each Sub-Account by the value of the unit for that Sub-Account for the Valuation Day on which the Net Premium(s) or transferred amount is invested in the Sub-Account. Therefore, Net Premiums allocated to or amounts transferred to a Sub-Account under a Policy increase the number of units of that Sub-Account credited to the Policy.

Determination of Unit Value

The unit value at the end of every Valuation Day is the unit value at the end of the previous Valuation Day times the net investment factor, as described below. The Sub-Account Value for a Policy is determined on any day by multiplying the number of units attributable to the Policy in that Sub-Account by the unit value for that Sub-Account on that day.

Net Investment Factor

The net investment factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of a unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2), where:

  is the result of:
    the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus the per share amount of any dividend or capital gain distributions made by the Fund to the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus a per share charge or credit for any taxes reserved for, which is determined by Protective Life to have resulted from the operations of the Sub-Account.
  is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the last prior Valuation Period.

Fixed Account Value

The Fixed Account Value under a Policy at any time is equal to: (1) the Net Premium(s) allocated to the Fixed Account, plus (2) amounts transferred to the Fixed Account, plus (3) interest credited to the Fixed Account, less (4) transfers from the Fixed Account (including any transfer fees deducted), less (5) withdrawals from the Fixed Account (including any withdrawal charges deducted), less (6) Surrender Charges deducted in the event of a decrease in Face Amount, less (7) loans, less (8) Monthly Deductions. See "The Fixed Account," for a discussion of how interest is credited to the Fixed Account.

DEATH BENEFIT PROCEEDS

As long as the Policy remains in force, Protective Life will pay the Death Benefit Proceeds upon receipt at the Home Office of Due Proof of Death of the Insured. Protective Life may require return of the Policy. The Death Benefit Proceeds are paid to the primary Beneficiary or a contingent Beneficiary. The Owner may name one or more primary or contingent Beneficiaries. Unless designated irrevocably, the Owner may change the Beneficiary by Written Notice prior to the death of any Owner. If no Beneficiary survives the Insured, the Death Benefit Proceeds are paid to the Owner or the Owner's estate. Death Benefit Proceeds are paid in a lump sum or under a settlement option. Payment of the Death Benefit Proceeds may have tax consequences. See "Tax Considerations - Tax Treatment of Life Insurance Death Benefit Proceeds."

Please note that any Death Benefit payment we make in excess of the Variable Account Value, including payments under any rider, is subject to our financial strength and claims-paying ability.

Calculation of Death Benefit Proceeds

The Death Benefit Proceeds are equal to the Death Benefit calculated as of the date of the Insured's death, plus benefits under any supplemental riders or endorsements, minus (1) any Policy Debt on that date, (2) any liens for payments made under an accelerated death benefit rider or endorsement including accrued interest, and (3) any past due Monthly Deductions if the Insured died during the grace period.

The calculation of the Death Benefit depends on the Death Benefit option selected, as described below, and the federal tax compliance test applicable to the Policy. There are two federal tax compliance tests: (1) the guideline premium limitation/cash value corridor test, and (2) the cash value accumulation test. The Policies have been designed to comply with the guideline premium limitation/cash value corridor test. However, if available at the time you apply for your Policy, you may purchase your Policy with a Cash Value Accumulation Test Endorsement. With this endorsement, the Policy will satisfy the cash value accumulation test. Under certain circumstances, the amount of the Death Benefit may be adjusted. Once the Policy has been issued, the federal tax compliance test may not be changed. Generally the choice of federal tax compliance test will depend on your expected premium payment pattern and future plans for the Policy. You should consult your registered representative for more information before making your determination.

The Death Benefit Proceeds are payable when Protective Life receives a properly completed claim form and Due Proof of Death of the Insured while the Policy is in force. The Death Benefit Proceeds will be paid to the Beneficiary, or Beneficiaries, in a lump sum, unless a Settlement Option has been selected. If there is more than one Beneficiary, each Beneficiary must submit instructions in Good Order specifying the manner in which they wish to receive their portion of the Death Benefit Proceeds. The Death Benefit Proceeds are determined as of the date of the Insured’s death and are moved to the general account until payment is made. Protective Life will pay interest on the Death Benefit Proceeds payable to each Beneficiary determined in accordance with applicable state law to the date of payment.

Policy Value and in some instances the Death Benefit are impacted by investment experience, separate account and Policy charges, and fund expenses. The Death Benefit is also affected by the Death Benefit Option chosen, withdrawals, and decreases in Face Amount and the Death Benefit Proceeds are affected by Policy Debt and liens on the Policy (including accrued interest) and any past due Monthly Deductions (if the Insured died during the grace period).

Death Benefit Options

Death Benefit Options Under Policies Complying with the Guideline Premium Limitation/Cash Value Corridor Test.  If the Policy is not issued with a Cash Value Accumulation Test Endorsement, it will satisfy the guideline premium limitation/cash value corridor test of federal tax law and the Death Benefit is determined as follows:

  Under Death Benefit Option A, the Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) a specified percentage of the Policy Value on the date of the Insured's death as indicated on a table set forth in the Policy.
  Under Death Benefit Option B, the Death Benefit is the greater of: (1) the Face Amount under the Policy plus the Policy Value on the date of the Insured's death, or (2) a specified percentage of the Policy Value on the date of the Insured's death as indicated on a table set forth in the Policy.

The specified percentage under both options is 250% when the Insured has reached an Attained Age of 40 or less by date of death, and decreases each year thereafter to 100% when the Insured has reached an Attained Age of 95 or greater at death. A table showing these percentages for Attained Ages 0 to 95 and examples of Death Benefit calculations for both Death Benefit Options are found in Appendix A.

Under Death Benefit Option A, the Death Benefit remains level at the Face Amount unless the Policy Value multiplied by the specified percentage of Policy Value exceeds that Face Amount, in which event the Death Benefit varies as the Policy Value varies. Owners who are satisfied with the amount of their insurance coverage under the Policy and who prefer to have favorable investment performance and additional premiums reflected in higher Policy Value, rather than increased Death Benefits, generally should select Option A. Under Death Benefit Option B, the Death Benefit always varies as the Policy Value varies (although it is never less than the Face Amount). Owners who prefer to have favorable investment performance and additional premiums reflected in increased Death Benefits generally should select Option B.

Death Benefit Options Under Policies with the Cash Value Accumulation Test Endorsement.  If the Policy is issued with a Cash Value Accumulation Test Endorsement, the Death Benefit is determined as follows:

  Under Death Benefit Option A, the Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) the minimum death benefit described below.
  Under Death Benefit Option B, the Death Benefit is the greater of: (1) the Face Amount under the Policy plus the Policy Value on the date of the Insured's death, or (2) the minimum death benefit described below.

The minimum death benefit at any time is the amount of level death benefit that the Policy Value would purchase if paid as a net single premium at such time. Such net single premium is determined according to the Cash Value Accumulation Test prescribed under Section 7702 of the Internal Revenue Code, as amended or its successor, if such amendment or successor is applicable to the Policy.

For purposes of determining this net single premium, the mortality charges taken into account generally are the maximum mortality charges guaranteed under the Policy. Such charges do not, however, exceed the maximum charges permitted to be taken into account under the Cash Value Accumulation Test of Section 7702. In determining the net single premium, the interest rate taken into account is the greater of an annual effective interest rate of 4 percent or the annual effective credited interest rate or rates guaranteed on issuance of the Policy. For purposes of calculating the Cash Value Accumulation Test, the Policy is deemed to mature on the date the Insured attains age 100, and the Policy Value deemed to exist on such date shall not exceed the least amount payable as a death benefit at any time under the Policy.

Examples of Death Benefit calculations for both Death Benefit Options under the Cash Value Accumulation Test are found in Appendix A.

Changing Death Benefit Options

The Owner must indicate a Death Benefit Option in the application for the Policy. On or after the first Policy Anniversary, the Owner may change the Death Benefit Option on the Policy subject to the following rules. After any change, the Face Amount must be at least $100,000. The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that Protective Life approves the request. Protective Life may require satisfactory evidence of insurability. All changes must be approved by Protective Life at the Home Office before they will be effective. Protective Life reserves the right to decline to change the Death Benefit Option if the change would cause the Policy to fail to qualify as a life insurance contract under the Internal Revenue Code.

When a change from Option A to Option B is made, the Face Amount after the change is effected will be equal to the Face Amount before the change less the Policy Value on the effective date of the change. When a change from Option B to Option A is made, the Face Amount after the change will be equal to the Face Amount before the change is effected plus the Policy Value on the effective date of the change.

Changing the Face Amount

On or after the first Policy Anniversary, the Owner may request a change in the Face Amount. The request must be received in writing in Good Order at the Home Office.

Increasing the Face Amount.  Any increase in the Face Amount must be at least $10,000 and an application must be submitted in Good Order. Protective Life reserves the right to require satisfactory evidence of insurability. In addition, the Insured's current Attained Age must be less than the maximum Issue Age for the Policies, as determined by Protective Life from time to time. A change in planned periodic premiums may be advisable. See "Premiums Upon Increase in Face Amount." The increase in Face Amount will become effective as of the date shown on the supplemental Policy Specifications Page (which will be sent to you), and the Policy Value will be adjusted to the extent necessary to reflect a Monthly Deduction as of the effective date based on the increase in Face Amount. When the Policy's lapse protection is in effect, the Policy's Minimum Monthly Premium amount will also generally be increased.

An administrative fee will be charged for the first twelve months following an increase in the Face Amount.

As with the Policy itself, a Face Amount increase is subject to a cancellation privilege. Therefore, the Owner may exercise the privilege by canceling any increase in Face Amount within the prescribed Cancellation Period. In such an event, unless the Owner requests otherwise, an amount will be refunded (i.e., credited back to the Policy Value) as described above except that if no additional premiums were required in connection with the Face Amount increase, then the amount refunded is limited to that portion of the first Monthly Deduction following the increase that is attributable to cost of insurance charges for the increase and the monthly administrative fee for the increase. Increasing the Face Amount of the Policy may increase the Death Benefit and may have the effect of increasing monthly cost of insurance charges. Increasing the Face Amount may also have tax consequences. See "Tax Considerations - Other Considerations." Please consult your tax advisor.

Decreasing the Face Amount.  If a decrease in the Face Amount would result in total premiums paid exceeding the premium limitation prescribed under current tax law to qualify your Policy as a life insurance contract, Protective Life will immediately return to you the amount of such excess above the premium limitation. Although Protective Life will attempt to notify an Owner if a decrease in the Face Amount will cause a Policy to be considered a modified endowment contract, we will not automatically return premium. See "Tax Considerations - Policies which are MECs."

Protective Life reserves the right to decline a request to decrease the Face Amount if compliance with the Guideline Premium Limitation under current tax law resulting from such a decrease would result in immediate termination of the Policy, or if to effect the requested decrease, payments to the Owner would have to be made from Policy Value for compliance with the Guideline Premium Limitation, and the amount of such payments would exceed the Surrender Value under the Policy.

The Face Amount after any decrease must be at least $100,000. Protective Life reserves the right to prohibit any decrease in Face Amount (1) for 3 years following an increase in Face Amount and (2) for one Policy Year following the last decrease in Face Amount. If the Initial Face Amount of the Policy has been increased prior to the requested decrease, then the decrease will first be applied against any previous increases in Face Amount in the reverse order in which they occurred. The decrease will then be applied to the Initial Face Amount. A decrease in Face Amount will become effective on the Monthly Anniversary Day that coincides with or next follows receipt and acceptance of a request at the Home Office.

Decreasing the Face Amount of the Policy may reduce the Death Benefit and may have the effect of decreasing monthly cost of insurance charges. However, if the initial Face Amount is decreased during the first 10 Policy Years, a Surrender Charge will apply. Decreasing the Face Amount also may have tax consequences. See "Tax Considerations - Certain Distributions Required by the Tax Law in the First 15 Years."

Additional coverage from the Flexible Coverage Rider (FCR)

An Owner may also obtain additional insurance coverage on the Insured by purchasing a FCR at the time the Policy is issued (or later, subject to availability and additional underwriting). Limitations on the amount of such coverage may apply. A FCR increases the Death Benefit under the Policy by the face amount of the FCR. The face amount of the FCR does not vary with the investment experience of the Variable Account. In addition, a FCR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to Lapse). The cost of insurance charge for the FCR is deducted from the Policy Value as part of the Monthly Deduction. See "Monthly Deduction - Cost of Insurance Charge under a FCR." No surrender or premium expense charge is assessed in connection with a FCR.

Neither the Policy's lapse protection provision nor the related lapse protection extension rider extends to coverage under the FCR. Therefore, the FCR will Lapse (i.e., terminate) as of any date when the Policy would have lapsed, but for the effectiveness of the lapse protection provision or the lapse protection provided by the related lapse protection extension rider.

Owners may increase or decrease the face amount of a FCR separately from the Face Amount of a Policy. Likewise, the Face Amount of a Policy may be increased or decreased without affecting the face amount of a FCR. Since no Surrender Charge is assessed in connection with a decrease of FCR face amount, such a decrease may be less expensive than a decrease in Face Amount of the Policy if the Face Amount decrease would be subject to a Surrender Charge. On the other hand, continuing coverage on such an increment of Face Amount may have a cost of insurance charge that is higher than the same increment of face amount under the FCR. Owners should consult their sales representative before deciding whether to decrease the Face Amount of the Policy or the FCR face amount.

Owners should consult their sales representative when deciding whether to purchase a FCR. This rider is not available in New Jersey.

Settlement Options

The Policy offers a variety of ways of receiving proceeds payable under the Policy, such as on surrender or death, other than in a lump sum. Any sales representative authorized to sell this Policy can further explain these settlement options upon request. All of these settlement options (except one) are forms of fixed-benefit annuities, which do not vary with the investment performance of a separate account. Under each of the fixed-benefit settlement options, no surrender or withdrawal may be made once payments have begun.

The following settlement options may be elected.

Option 1 — Payment for a Fixed Period.  Equal monthly payments will be made for any period of up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the monthly payment rates Protective Life is using when the first payment is due.

Option 2 — Life Income with Payments for a Guaranteed Period.  Equal monthly payments are based on the life of the named annuitant. Payments will continue for the lifetime of the annuitant with payments guaranteed for 10 or 20 years. Payments stop at the end of the selected guaranteed period or when the named person dies, whichever is later.

Option 3 — Interest Income.  Protective Life will hold any amount applied under this option. Interest on the unpaid balance will be paid each month at a rate determined by Protective Life. This rate will not be less than the equivalent of 3% per year.

Option 4 — Payments for a Fixed Amount.  Equal monthly payments will be made of an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. Interest will be credited each month on the unpaid balance and added to it. This interest will be at a rate set by us, but not less than an effective rate of 3% per year. Payments continue until the amount Protective Life holds runs out. The last payment will be for the balance only.

Minimum Amounts.  Protective Life reserves the right to pay the total amount of the Policy in one lump sum, if less than $5,000. If monthly payments are less than $50, payments may be made quarterly, semi-annually, or annually at Protective Life's option.

Other Requirements.  Settlement options must be elected by Written Notice in Good Order received by Protective Life at the Home Office. The Owner may elect settlement options during the Insured's lifetime; Beneficiaries may elect settlement options thereafter if Death Benefit Proceeds are payable in a lump sum. The effective date of an option applied to Death Benefit Proceeds is the date the Due Proof of Death of the Insured is received at the Home Office. The effective date of an option applied to Surrender Value is effective date of the surrender.

If Protective Life has available, at the time a settlement option is elected, options or rates on a more favorable basis than those guaranteed, the higher benefits will apply.

Escheatment of Death Benefit

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of 3 to 5 years from the date the Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, Protective Life is still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim the Death Benefit with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, by telephone, or other approved electronic means to the Home Office.

TRANSFERS OF POLICY VALUE

Upon receipt of Written Notice in Good Order to Protective Life at the Home Office you may transfer the Fixed Account Value or any Policy Value in a Sub-Account to other Sub-Accounts or the Fixed Account, subject to certain restrictions described below. Transfer requests (including telephone transfer requests - described below) received at the Home Office before 3:00 P.M. Central Time are processed as of the Valuation Day the request is received. Requests received in Good Order at or after 3:00 P.M. Central Time are processed as of the next Valuation Day. Protective Life may, however defer transfers under the same conditions that payment of Death Benefit Proceeds, withdrawals and surrenders may be delayed. See "Suspension or Delay of Payments." The minimum amount that may be transferred is the lesser of $100 or the entire amount in any Sub-Account or the Fixed Account from which the transfer is made. If, after the transfer, the amount remaining in a Sub-Account(s) or the Fixed Account would be less than $100, Protective Life reserves the right to transfer the entire amount instead of the requested amount. Protective Life reserves the right to restrict the maximum amount which may be transferred from the Fixed Account in any Policy Year. The maximum is currently the greater of $2,500 or 25% of the Fixed Account Value. Due to this limitation, if you want to transfer all of your Policy Value from the Fixed Account to the Variable Account, it may take several years to do so. Protective Life reserves the right to limit transfers to 12 per Policy Year. For each additional transfer over 12 in any Policy Year, Protective Life reserves the right to charge a transfer fee. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. The transfer fee, if any, is deducted from the amount being transferred. Protective Life reserves the right to terminate, suspend or modify transfer privileges at any time.

Limitations on frequent transfers, including "market timing" transfers.  Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of a Fund's portfolio securities and the reflection of that change in the Fund's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next Valuation Day or thereafter.

When you request a transfer among the Sub-Accounts, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other Owners, beneficiaries or Owners of other variable life insurance policies we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:

  Increased brokerage trading and transaction costs;
  Disruption of planned investment strategies;
  Forced and unplanned liquidation and portfolio turnover;
  Lost opportunity costs; and
  Large asset swings that decrease the Fund's ability to provide maximum investment return to all Policy Owners.

In order to try to protect our Policy Owners and the Funds from the potential adverse effects of frequent transfer activity, the Company has implemented certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other Policy Owners' beneficiaries and Policy Owners of other variable life policies we issue that invest in the Variable Account.

We monitor transfer activity in the Policies to identify frequent transfer activity in any Policy. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-Accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include transfers made pursuant to the dollar-cost averaging and Portfolio Rebalancing programs when monitoring for frequent transfer activity.

When we identify transfer activity exceeding our established parameters in a Policy or group of Policies that appear to be under common control, we suspend non-written methods of requesting transfers for that Policy or group of Policies. All transfer requests for the affected Policy or group of Policies must be made by Written Notice in Good Order to the Home Office. We notify the affected Policy Owner(s) in writing of these restrictions.

In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds' policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Fund.

Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund's refusal or restriction on purchases or redemptions. We will notify the Policy Owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that Policy Owner's transfer request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual Fund shares within a certain number of business days after purchase). We also reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each of the Funds for more information about its ability to refuse or restrict purchases or redemptions of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.

We apply our Market Timing Procedures consistently to all Policy Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.

Policy Owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Policy Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.

Reservation of Rights

Protective Life reserves the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time, for any class of Policies, for any reason. In particular, we reserve the right not to honor transfer requests by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Policies. In the event Protective Life chooses to exercise these rights, we will notify the affected Owners in writing or through a supplement to this Prospectus.

Telephone Transfers

Transfers may be made upon instructions given by telephone, provided the appropriate election has been made on the application or written authorization is provided.

Protective Life will confirm all transfer instructions communicated by telephone. For telephone transfers we require a form of personal identification prior to acting on instructions received by telephone. We also make a tape-recording of the instructions given by telephone. If we follow these procedures we are not liable for any losses due to unauthorized or fraudulent instructions. Protective Life reserves the right to suspend telephone transfer privileges at any time for any class of Policies.

A number of telephonic or electronic services may be available or become available in the future. Telephone and online transfers, and transfers via facsimile, may not always be available. Telephone and computer systems, whether yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing to the Home Office.

Dollar-Cost Averaging

If you elect at the time of application or at any time thereafter by Written Notice in Good Order to Protective Life at the Home Office, you may systematically and automatically transfer, on a monthly or quarterly basis, specified dollar amounts from a Sub-Account (the "Source Sub-Account") or the Fixed Account to one or more other specified Sub-Accounts, subject to the following restriction: no transfers may be made into the Fixed Account. This is known as the dollar-cost averaging method of investment. By transferring on a regularly scheduled basis as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations in Sub-Account unit values. Protective Life, however, makes no guarantee that the dollar-cost averaging method will result in a profit or protect against loss.

To elect dollar-cost averaging, Policy Value in the Source Sub-Account or the Fixed Account must be at least $5,000 at the time of election. Automatic transfers for dollar-cost averaging are subject to all transfer restrictions other than the maximum transfer amount from the Fixed Account restriction and limits on frequent transfer activity. Automatic transfers for dollar-cost averaging will not count toward the 12 transfers permitted each Policy Year if Protective Life elects to limit the number of transfers or impose the transfer fee. You may elect dollar cost averaging for periods of at least 6 months but no longer than 48 months. At least $100 must be transferred each month or $300 each quarter. Dollar-cost averaging transfers may commence on any day of the month that you request except the 29th, 30th, or 31st. If no day is selected, transfers will occur on the Monthly Anniversary Day. We have the right to restrict these transfers until 6 days after the end of the Cancellation Period.

Once elected, Protective Life will continue to process dollar-cost averaging transfers until the earlier of the following: (1) the number of designated transfers has been completed, (2) the Policy Value in the appropriate source Sub-Account or the Fixed Account is depleted, (3) the Owner, by Written Notice received by Protective Life at the Home Office, instructs Protective Life to cease the automatic transfers, (4) a grace period begins under the Policy, or (5) the maximum amount of Policy Value has been transferred under a dollar-cost averaging election.

Automatic transfers made to facilitate dollar-cost averaging will not count toward the 12 transfers permitted each Policy Year if Protective Life elects to limit the number of transfers or impose the transfer fee. Protective Life reserves the right to discontinue offering automatic dollar-cost averaging transfers upon 30 days written notice.

Portfolio Rebalancing

At the time of application or at any time thereafter by Written Notice in Good Order to Protective Life, you may instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). Such percentage allocations must be in whole numbers and must allocate amounts only among the Sub-Accounts. No amounts will be transferred to the Fixed Account as part of Portfolio Rebalancing. A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. Unless you instruct otherwise when electing rebalancing, the percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing. Any allocation instructions, including Portfolio Rebalancing allocation instructions, that you give us that differ from your then current Net Premium allocation instructions will be deemed to be a request to change your Net Premium allocation. Portfolio Rebalancing may commence on any day of the month that you request except the 29th, 30th or 31st. If no day is selected, rebalancing will occur on each applicable Monthly Anniversary Day. We have the right to restrict Portfolio Rebalancing until six days after the end of the Cancellation Period.

Once elected, Portfolio Rebalancing begins on the first quarterly, semi-annual or annual anniversary following election. You may change or terminate Portfolio Rebalancing by Written Notice in Good Order received by Protective Life at the Home Office, or by telephone if you have previously authorized us to take telephone instructions. If Protective Life elects to limit the number of transfers or impose the transfer fee Portfolio Rebalancing transfers will not count as one of the 12 free transfers available during any Policy Year. Protective Life reserves the right to discontinue Portfolio Rebalancing upon 30 days written notice.

SURRENDERS AND WITHDRAWALS

Surrender Privileges

At any time while the Policy is still in force and while the Insured is still living, you may surrender your Policy for its Surrender Value. Surrender Value is determined as of the end of the Valuation Period during which the Written Notice in Good Order requesting the surrender, the Policy and any other required documents are received by Protective Life at the Home Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. Protective Life will process any surrender request in Good Order received at the Home Office at or after the end of the Valuation Period on the next Valuation Day. A Surrender Charge may apply. The Surrender Value is paid in a lump sum unless the Owner requests payment under a settlement option. Payment is generally made within 7 calendar days. A Policy which terminates upon surrender cannot later be reinstated. (See "Tax Considerations.")

Withdrawal Privileges

At any time after the first Policy Year, an Owner, by Written Notice in Good Order received at the Home Office, may make a withdrawal of Surrender Value of not less than $500. Protective Life will withdraw the amount requested, plus a withdrawal charge, from unloaned Policy Value as of the end of the Valuation Period during which the Written Notice in Good Order is received at the Home Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time.

Protective Life will process any withdrawal request in Good Order received at the Home Office at or after the end of the Valuation Period on the next Valuation Day.

The Owner may specify the amount of the withdrawal to be made from any Sub-Account or the Fixed Account. If the Owner does not so specify, or if the Sub-Account Value or Fixed Account Value is insufficient to carry out the request, the withdrawal from each Sub-Account and the Fixed Account is based on the proportion that such Sub-Account(s) Value and Fixed Account Value bears to the total unloaned Policy Value on the Valuation Day immediately prior to the Withdrawal. Payment is generally made within seven calendar days.

If Death Benefit Option A is in effect, Protective Life reserves the right to reduce the Face Amount by the withdrawn amount. Because we will assess a contingent deferred sales charge if the Initial Face Amount is decreased during the first 10 Policy Years, we may assess a contingent deferred sales charge as a result of a withdrawal that reduces the Face Amount. Protective Life may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective Life's then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective Life. If the Face Amount at the time of the withdrawal includes increases from the Initial Face Amount and the withdrawal requires a decrease of Face Amount, the reduction is made first from the most recent increase, then from prior increases, if any, in reverse order of their being made and finally from the Initial Face Amount. Withdrawals may have tax consequences. See "Tax Considerations."

POLICY LOANS

You may obtain two types of loans under a Policy, a standard loan and/or a carry-over loan. A carry-over loan is a loan which is transferred from another policy that is exchanged for the Policy under Section 1035 of the Internal Revenue Code. A carry-over loan must be approved by Protective Life and can only be executed at the time of issue. After the first Policy Anniversary and while the Insured is still living, you may borrow from Protective Life under a standard loan using the Policy as the security for the loan. A standard loan is any loan that is not a carry-over loan. Policy loans must be requested by Written Notice in Good Order received at the Home Office. Generally the minimum loan amount is $500 and the maximum loan amount is 99% of the Policy's Cash Value. This maximum is reduced by any Policy Debt or any lien outstanding (including accrued interest) on the Valuation Day your loan request is received. State variations may apply. Outstanding Policy Debt and any lien therefore reduces the amount available for new Policy loans. Loan proceeds generally are mailed within seven calendar days of the loan being approved.

Loan Collateral

When a Policy loan is made, an amount equal to the loan is transferred out of the Sub-Accounts and the Fixed Account and into a Loan Account established for the Policy. Like the Fixed Account, a Policy's Loan Account is part of Protective Life's General Account and amounts therein earn interest as credited by Protective Life from time to time. Because Loan Account values are part of Policy Value, a loan will have no immediate effect on the Policy Value. In contrast, Surrender Value (including, as applicable, Variable Account Value and Fixed Account Value) under a Policy is reduced immediately by the amount transferred to the Loan Account. The Owner can specify the Sub-Accounts and the Fixed Account from which collateral is transferred to the Loan Account. If no allocation is specified, collateral is transferred from each Sub-Account and from the Fixed Account in the same proportion that the value in each Sub-Account and the Fixed Account bears to the total unloaned Policy Value on the date that the loan is made.

On each Policy Anniversary, an amount of Policy Value equal to any due and unpaid loan interest (explained below), is also transferred to the Loan Account. Such interest is transferred from each Sub-Account and the Fixed Account in the same proportion that each Sub-Account Value and the Fixed Account Value bears to the total unloaned Policy Value.

Loan Repayment

You may repay all or part of your Policy Debt (the amount borrowed plus unpaid interest) at any time while the Insured is living and the Policy is in force. Loan repayments in Good Order must be sent to the Home Office and are credited as of the Valuation Day received. The Owner may specify by Written Notice that any unscheduled premiums paid while a loan is outstanding be applied as loan repayments. (Loan repayments, unlike unscheduled premium payments, are not subject to the premium expense charge.) When a loan repayment is made, Policy Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Sub-Accounts and the Fixed Account. Thus, a loan repayment will have no immediate effect on the Policy Value, but the Surrender Value (including, as applicable, Variable Account Value and Fixed Account Value) under a Policy is increased immediately by the amount transferred from the Loan Account. Unless specified otherwise by the Owner(s), amounts are transferred to the Sub-Accounts and the Fixed Account in the same proportion that Net Premiums are allocated. Protective Life's ability to credit interest on Policy Value in the Loan Account is subject to the Company's financial strength and claims paying ability.

Interest

Protective Life charges interest daily on any outstanding loan at the following effective annual rates:

Loan Interest Rates
	Current Standard Loan Charge	Guaranteed Standard Loan Charge	Current Carry-Over Loan Charge	Guaranteed Carry-Over Loan Charge
Policy Years 1-10	5.00%	5.00%	4.00%	5.00%
Policy Years 11 and greater	3.00%	3.25%	3.00%	3.25%

Interest will accrue daily on any outstanding loan, and is considered part of Policy Debt. Interest is due and payable at the end of each Policy Year. We will notify you of the amount due. If interest is not paid when due, the amount of the interest is added to the principal amount of the loan. If the interest payment is received prior to or on the policy anniversary date it will be applied as of the anniversary date. If the interest payment is received after the anniversary date it will be applied as of the Valuation Day it is received and credited as a partial loan repayment.

The Loan Account is credited with an effective annual interest rate of not less than 3%. Protective Life determines the rate of interest to be credited to the Loan Account in advance of each calendar year. The rate, once determined, is applied to the calendar year which follows the date of determination. On each Policy Anniversary, the interest earned on the Loan Account since the previous Policy Anniversary is transferred to the Sub-Accounts and to the Fixed Account. The interest is transferred and allocated to the Sub-Accounts and the Fixed Account in the same proportion that Net Premiums are allocated.

The difference between the rate of interest charged on borrowed money and the rate credited on the Loan Account is the net cost of the loan. The net cost of loans is set forth in the table below.

Net Cost of Loans
	Current Standard Loan	Guaranteed Standard Loan	Current Carry-Over Loan	Guaranteed Carry-Over Loan
Policy Years 2-10 (1-10 for Carry-Over Loans)	2.00%	2.00%	1.00%	2.00%
Policy Years 11 and greater	0.00%	0.25%	0.00%	0.25%

Non-Payment of Policy Loan

If the Insured dies while a loan is outstanding, the Policy Debt (which includes any accrued but unpaid interest) is deducted from the Death Benefit in calculating the Death Benefit Proceeds.

If the Loan Account Value exceeds the Cash Value less any lien and accrued interest (i.e., the Surrender Value becomes zero) on any Valuation Day, you must pay that excess amount. The Company will send you (or any assignee of record) a notice of the amount you must pay. You must pay this amount within 31 days after the notice is sent, or the Policy will Lapse.

Effect of Policy Loans

A loan, whether or not repaid, has a permanent effect on the Death Benefit and Policy Value because the investment results of the Sub-Accounts and current interest rates credited on Fixed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value held as collateral in the Loan Account. Depending on the investment results of the Sub-Accounts or credited interest rates for the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for Lapse if investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable. Since interest credited on the Loan Account is transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan balance and will increase Policy Debt. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax. In addition, if your Policy is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. See "Tax Considerations," for a discussion of the tax treatment of Policy loans.

SUSPENSION OR DELAYS IN PAYMENTS

Protective Life will ordinarily pay any Death Benefit proceeds, Policy loans, withdrawals, or surrenders within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death of the Insured, the amount will be determined as of the Valuation Day of receipt of all required documents in Good Order at the Home Office. However, Protective Life may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; (2) the SEC by order permits postponement of payment to protect Owners; or (3) your Premium check has not cleared your bank. See also "Payments from the Fixed Account."

In certain circumstances, applicable federal law may require Protective Life to "freeze" your account and refuse your request for a transfer, withdrawal, surrender, loan or death proceeds until receipt of instructions from the appropriate regulator. We also may be required to provide information about you and your account to a government regulator.

If, pursuant to SEC rules, the Oppenheimer Government Money Fund/VA suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Oppenheimer Government Money Fund/VA Sub-Account until the Fund is liquidated.

POLICY LAPSE AND REINSTATEMENT

Lapse

Failure to pay planned periodic premiums will not necessarily cause a Policy to Lapse. However, paying all planned periodic premiums will not necessarily prevent a Policy from lapsing. Except when the lapse protection provision of the Policy (or the rider that extends the lapse protection provision) is in effect, a Policy will Lapse if its Surrender Value (without taking into account any liens (including accrued interest) on the Policy) is insufficient to cover the Monthly Deduction on the Monthly Anniversary Day. Absent any lapse protection, if the Surrender Value on any Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Surrender Value or the Surrender Value has decreased because you have not paid sufficient Net Premiums to offset prior Monthly Deductions.

You have a 61-day grace period to make a payment of Net Premium at least sufficient to cover the current and past-due Monthly Deductions. Protective Life will send you, at your last known address and the last known address of any assignee of record, notice of the premium required to prevent Lapse. A Policy will remain in effect during the grace period. If the Insured should die during the grace period, the Death Benefit Proceeds payable to the Beneficiary will reflect a reduction for the Monthly Deductions due on or before the date of the Insured's death as well as any unpaid Policy Debt or liens (including accrued interest). See "Death Benefit Proceeds." Unless the premium stated in the notice is paid before the grace period ends, the Policy will Lapse. A Policy Lapse may have tax consequences. See "Tax Considerations."

Age 121.  On and after the Policy Anniversary when the Insured is age 121, the Policy will not enter the grace period or Lapse and the Death Benefit will remain in effect, regardless of your Surrender Value.

Lapse Protection.  In return for paying the Minimum Monthly Premium specified in the Policy or an amount equivalent thereto by the Monthly Anniversary Day, Protective Life guarantees that a Policy will remain in force for a specified period (the "Lapse Protection" period). Regardless of the Policy's Surrender Value, if, for each month that the Policy has been in force since the Policy Effective Date, the total premiums paid net of any withdrawals and Policy Debt, is greater than or equal to the Minimum Monthly Premium multiplied by the number of complete Policy Months since the Policy Effective Date, including the current Policy Month, the Policies lapse protection will remain in effect until the end of the Lapse Protection Period. In addition to satisfying the Minimum Monthly Premium payment requirement noted above, the duration of the Lapse Protection Period is limited based on the Insured's Issue Age. The Lapse Protection Period cannot extend beyond the first 15 Policy Years for Issue Ages 0-39, the first 10 Policy Years for Issue Ages 40-64, or the first 5 Policy Years for Issue Ages 65 and above. This provision remains in effect for the first 15 Policy Years (if the Insured's Issue Age is 0 through 39), during the first 10 Policy Years (if the Insured's Issue Age is 40 through 64), or during the first 5 Policy Years (for Insured's Issue Age 65 and above), regardless of Surrender Value, if, for each month that the Policy has been in force since the Policy Effective Date, the total premiums paid net of any withdrawals and Policy Debt, is greater than or equal to the Minimum Monthly Premium (shown in the Policy) multiplied by the number of complete policy months since the Policy Effective Date, including the current policy month. The Minimum Monthly Premium is calculated for each Policy based on the age, sex and rate class of the Insured, the requested Face Amount and any supplemental riders. The Policy's lapse protection does not extend to coverage under the Flexible Coverage Rider (FCR).

We will not notify you in the event the Policy's lapse protection is no longer in effect.

If you increase your Policy's Face Amount or change the Death Benefit Option while the Policy's lapse protection is in effect, Protective Life will not extend the lapse protection period. The lapse protection period is based on the Policy Effective Date. However, upon an increase in Face Amount, Protective Life will recalculate the Minimum Monthly Premium (which will generally increase). Any other change in benefits provided under this Policy or its riders which is made after the Policy Effective Date and during the period of the Policy's lapse protection also may result in a change to the Minimum Monthly Premium. Protective Life will notify you of any increase in the Minimum Monthly Premium and will amend your Policy to reflect the change.

Payment of the Minimum Monthly Premium may not be sufficient to keep the Policy in force beyond the Lapse Protection Period.

Lapse Protection Extension Rider.  For an additional charge, an Owner may purchase an optional rider that doubles the length of the lapse protection period under the lapse protection provision of the Policy. As with the lapse protection provision of the Policy, lapse protection under the Lapse Protection Extension Rider remains in effect as long as the Owner timely pays the Minimum Monthly Premium (net of withdrawals and Policy Debt). The Policy will not Lapse while the Lapse Protection Extension Rider is in force. The Lapse Protection Extension Rider will terminate 30 days after the first Monthly Anniversary Day on which the premium payment requirements have not been met and the Policy's Surrender Value is not sufficient to cover the Monthly Deduction. Therefore, Policy loans, withdrawals and delays in the payment of Minimum Monthly Premiums may cause the Lapse Protection Extension Rider to terminate unless additional premium payments are made. In the event that the Rider premium payment requirements have not been met as of a Monthly Anniversary Day and the Policy's Surrender Value on that day is not sufficient to cover the Monthly Deduction, the Owner may prevent termination of the Rider by the payment of "catch-up" premiums plus interest. Protective will notify the Owner of the amount necessary to maintain the Lapse Protection Extension Rider prior to the expiration of the 30 days. If this amount is not received prior to the termination date specified in such notice, the Rider will terminate and may not be reinstated. Please see the Lapse Protection Extension Rider for more information.

In the event the Lapse Protection Extension Rider terminates, the Policy may continue in force under the Policy's lapse protection provision, if applicable, or as long as there is sufficient Surrender Value to cover the Monthly Deduction when due.

Reinstatement

An Owner may reinstate a Policy within 5 years of its Lapse provided that: (1) a request for reinstatement is made by Written Notice received by Protective Life at the Home Office, (2) the Insured is still living, (3) the Owner pays Net Premiums equal to (a) all Monthly Deductions that were due but unpaid during the grace period, and (b) which are at least sufficient to keep the reinstated Policy in force for three months, (4) the Insured provides Protective Life with satisfactory evidence of insurability, (5) the Owner repays or reinstates any Policy Debt and/or lien (including accrued interest) which existed at the end of the grace period; and (6) the Policy has not been surrendered. If these requirements for reinstatement are met, Protective Life does not charge any reinstatement fee. The "Approval Date" of a reinstated Policy is the date that Protective Life approves the Owner's request for reinstatement and requirements 1-6 above have been met.

THE COMPANY AND THE FIXED ACCOUNT

Protective Life Insurance Company

Protective Life is a Tennessee stock life insurance company. Founded in 1907, we offer individual life and health insurance, annuities, group life and health insurance, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. Our offices are located in Birmingham, Alabama. Our mailing address is P.O. Box 830771, Birmingham, Alabama 35283-0771. As of December 31, 2018, we had total assets of approximately $89.4 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), a U.S. insurance holding company and subsidiary of The Dai-ichi Life Insurance Company, Limited ("Dai-ichi"). Dai-ichi is a top 20 global life insurance company. Dai-ichi's stock is traded on the Tokyo Stock Exchange. As of December 31, 2018, PLC had total assets of approximately $89.9 billion. To find out more information about us, go to www.protective.com.

The Fixed Account

The Fixed Account consists of assets owned by Protective Life with respect to the Policies, other than those in the Variable Account. Subject to applicable law, Protective Life has sole discretion over the investment of the assets of the Fixed Account. The Loan Account is part of the Fixed Account. Guarantees of Net Premiums allocated to the Fixed Account, and interest credited thereto, are backed by Protective Life. The Fixed Account Value is calculated daily.

You generally may allocate some or all of your Net Premium and may transfer some or all of your Policy Value to the Fixed Account. However, there are limitations on transfers involving the Fixed Account. Due to these limitations, if you want to transfer all of your Policy Value from the Fixed Account to the Variable Account, it may take several years to do so. You should carefully consider whether the Fixed Account meets your investment needs. See "Transfers of Policy Value."

Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 nor has the Fixed Account been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts. The disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Interest Credited on Fixed Account Value.  Protective Life guarantees that the interest credited during the first Policy Year to the initial Net Premiums allocated to the Fixed Account will not be less than the initial annual effective interest rate shown in the Policy. The interest rate credited to subsequent Net Premiums allocated to or amounts transferred to the Fixed Account will be the annual effective interest rate in effect on the date that the Net Premium(s) is received by Protective Life or the date that the transfer is made. The interest rate is guaranteed to apply to such amounts for a twelve month period which begins on the date that the Net Premium(s) is allocated or the date that the transfer is made.

After an interest rate guarantee expires as to a Net Premium or amount transferred (i.e., 12 months after the Net Premium or transfer is placed in the Fixed Account), Protective Life will credit interest on the Fixed Account Value attributable to such Net Premium or transferred amount at the current interest rate in effect. New current interest rates are effective for such Fixed Account Value for 12 months from the time that they are first applied. Protective Life, in its sole discretion, may declare a new current interest rate from time to time. Protective Life will credit annual effective interest rates of not less than 3.00%. For purposes of crediting interest, amounts deducted, transferred or withdrawn from the Fixed Account are accounted for on a "first-in-first-out" (FIFO) basis.

Payments from the Fixed Account.  Payments from the Fixed Account for a withdrawal, surrender or loan request may be deferred for up to six months from the date Protective Life receives the written request. If a payment from the Fixed Account is deferred for 30 days or more, it will bear interest at a rate of 3% per year (or an alternative rate if required by applicable state insurance law), compounded annually while payment is deferred.

Our General Account

The Fixed Account is part of our General Account. Unlike premiums and Policy Value allocated to the Variable Account, we assume the risk of investment gain or loss on amounts held in the Fixed Account.

The assets of our General Account support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Fixed Account, plus any guarantees under the Policy that exceed your Policy Value (such as those that may be associated with the Death Benefit), are paid from our General Account, any amounts that we may pay under the Policy in excess of Variable Account Value are subject to our financial strength and claims-paying ability. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the Policy when purchasing a Policy and making investment decisions.

We encourage both existing and prospective Policy Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by state regulators, and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements are included in the Statement of Additional Information (which is available at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page of this Prospectus). In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of our financial capacity to meet the obligations of our insurance and annuity contracts based on our financial strength and/or claims-paying ability.

THE VARIABLE ACCOUNT AND THE FUNDS

Protective Variable Life Separate Account

Protective Variable Life Separate Account is a separate investment account of Protective Life established under Tennessee law by the board of directors of Protective Life on February 22, 1995. The Variable Account is registered with the SEC as a unit investment trust under the 1940 Act and is a "separate account" within the meaning of the federal securities laws.

Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's General Account. You assume all of the investment risk for premiums and Policy Value allocated to the Sub-Accounts. Your Policy Value in the Sub-Accounts is part of the assets of the Variable Account. Assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that Protective Life conducts. Protective Life may transfer to its General Account any assets of the Variable Account which exceed the reserves and other contract liabilities of the Variable Account (which are always at least equal to the aggregate Variable Account Values under the Policies). Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the reserves and other contract liabilities related to the Policies. Protective Life is obligated to pay all benefits provided under the Policies.

The Variable Account is divided into Sub-Accounts. The income, gains or losses, whether or not realized, from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to any other income, gains or losses of Protective Life. Each Sub-Account invests exclusively in shares of a corresponding Fund. Therefore, the investment experience of your Policy depends on the experience of the Sub-Accounts you select. In the future, the Variable Account may include other Sub-Accounts that are not available under the Policies and are not otherwise discussed in this Prospectus.

The Funds

Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies:

Fund	Fund Manager/ Investment Adviser	Subadvisors
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.
American Funds Insurance Series	Capital Research and Management
Fidelity Variable Insurance Products	Fidelity Management & Research Company	FMR Co., Inc. Strategic Advisors, Inc. Fidelity Investments Money Management, Inc.
Franklin Flex Cap Growth VIP Fund, Franklin Income VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin U.S. Government Securities VIP Fund and the Templeton Global Bond VIP Fund	Franklin Advisers, Inc.
Franklin Mutual Shares VIP Fund	Franklin Mutual Advisers, LLC
Franklin Rising Dividends VIP Fund and the Franklin Small Cap Value VIP Fund	Franklin Advisory Services, LLC
Goldman Sachs Variable Insurance Trust	Goldman Sachs Asset Management L.P.
Invesco V.I. Balanced Risk Allocation Fund	Invesco Advisers, Inc.	Invesco Asset Management Deutschland GmbH
Legg Mason Partners Variable Equity Trust	Legg Mason Partners Fund Advisor, LLC	ClearBridge Advisors, LLC
Lord Abbett Series Fund, Inc.	Lord, Abbett & Co. LLC
MFS Variable Insurance Trust	MFS Investment Management
MFS Variable Insurance Trust II (the "MFS II Funds")	MFS Investment Management
Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Investment Management Inc.
Oppenheimer Variable Account Funds	Oppenheimer Funds, Inc.
PIMCO Variable Insurance Trust	Pacific Investment Management Company, LLC.	Research Affiliates, LLC
Royce Capital Fund	Royce & Associates, LLC
Templeton Foreign VIP Fund	Templeton Investment Counsel, LLC
Templeton Growth VIP Fund	Templeton Global Advisors Limited
Vanguard Variable Insurance Funds	The Vanguard Group, Inc.

Shares of these Funds are only offered to:

  the Variable Account;
  other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies;
  separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies; and
  certain qualified retirement plans.

For a discussion of the potential conflicts of interest that may arise as a result of the sale of Fund shares to separate accounts that support variable annuity contracts, variable life insurance policies and certain qualified pension and retirement plans as well as the sale of Fund shares to the separate accounts of insurance companies that are not affiliated with Protective Life, see the prospectuses for the Funds. Fund shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Franchise Fund, Series I Shares(1)

This Fund's investment objective is to seek capital growth.

Invesco V.I. American Value Fund, Series II Shares

This Fund's investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Invesco V.I. Balanced Risk Allocation Fund, Series II Shares(2)

The Fund's investment objective is total return with a low to moderate correlation to traditional financial market indices.

Invesco V.I. Comstock Fund, Series I Shares

This Fund's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Invesco V.I. Equity and Income Fund, Series II Shares

This Fund's investment objectives are both capital appreciation and current income.

Invesco V.I. Global Real Estate Fund, Series II Shares

This Fund's investment objective is total return through growth of capital and current income.

Invesco V.I. Government Securities Fund, Series II Shares

The Fund's investment objective is total return, comprised of current income and capital appreciation.

Invesco V.I. Growth and Income Fund, Series I Shares

This Fund's investment objective is to seek long-term growth of capital and income.

Invesco V.I. International Growth Fund, Series II Shares

This Fund's investment objective is long-term growth of capital.

Invesco V.I. Mid Cap Growth Fund, Series II Shares

This Fund's investment objective is to seek capital growth.

Invesco V.I. Small Cap Equity Fund, Series II Shares

The Fund's investment objective is long-term growth of capital.

American Funds Insurance Series®

IS Asset Allocation Fund, Class 2

The Fund's investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

IS Blue Chip Income and Growth Fund, Class 2

The Fund's investment objectives are to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

IS Global Growth Fund, Class 2

The Fund's investment objective is to provide long-term growth of capital.

IS Global Small Capitalization Fund, Class 2

The Fund's investment objective is to provide long-term growth of capital.

IS Growth Fund, Class 2

The Fund's investment objective is to provide growth of capital.

IS International Fund, Class 2

The Fund's investment objective is to provide long-term growth of capital.

IS New World Fund®, Class 2

The Fund's investment objective is long-term capital appreciation.

Fidelity® Variable Insurance Products

VIP Contrafund® Portfolio, Service Class

This Fund seeks long-term capital appreciation.

VIP Equity-Income Portfolio, Service Class(3)

This Fund seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

VIP Freedom 2015 Portfolio, Service Class(3)

This Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2020 Portfolio, Service Class(3)

This Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Growth Portfolio, Service Class(3)

This Fund seeks to achieve capital appreciation.

VIP Index 500 Portfolio, Service Class

This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

VIP Investment Grade Bond Portfolio, Service Class

This Fund seeks as high a level of current income as is consistent with the preservation of capital.

VIP Mid Cap Portfolio, Service Class

This Fund seeks long-term growth of capital.

Franklin Templeton Variable Insurance Products Trust

Franklin Flex Cap Growth VIP Fund, Class 2

This Fund seeks capital appreciation. Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.

Franklin Income VIP Fund, Class 2

This Fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities.

Franklin Mutual Shares VIP Fund, Class 2

This Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

Franklin Rising Dividends VIP Fund, Class 2

This Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid consistently rising dividends.

Franklin Small Cap Value VIP Fund, Class 2

This Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies.

Franklin Small-Mid Cap Growth VIP Fund, Class 2

This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization and mid-capitalization companies.

Franklin U.S. Government Securities VIP Fund, Class 2

This Fund seeks income. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities.

Templeton Developing Markets VIP Fund, Class 2

This Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging markets investments.

Templeton Foreign VIP Fund, Class 2

This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Templeton Global Bond VIP Fund, Class 2

This Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, this Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Templeton Growth VIP Fund, Class 2

This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities of companies located anywhere in the world, including developing markets.

Goldman Sachs Variable Insurance Trust

Core Fixed Income Fund, Service Class

This Fund seeks total return consisting of capital appreciation and income that exceeds the benchmark.

Growth Opportunities Fund, Service Class

This Fund seeks long-term growth of capital.

International Equity Insights Fund, Service Class

This Fund seeks to achieve long-term growth of capital.

Large Cap Value Fund, Service Class(4)

This Fund seeks long-term capital appreciation.

Mid Cap Value Fund, Service Class

This Fund seeks long-term capital appreciation.

Small Cap Equity Insights Fund, Service Class(5)

This Fund seeks long-term growth of capital.

Strategic Growth Fund, Service Class

This Fund seeks long-term growth of capital.

U.S. Equity Insights Fund, Service Class(5)

This Fund seeks long-term growth of capital.

Legg Mason Partners Variable Equity Trust

ClearBridge Variable Mid Cap Portfolio, Class II

This Fund seeks long-term growth of capital.

ClearBridge Variable Small Cap Growth Portfolio, Class II

This Fund seeks long-term growth of capital.

Lord Abbett Series Fund, Inc.

Bond-Debenture Portfolio, Value Class

The Fund seeks to deliver high current income and long-term growth of capital by investing primarily in a variety of fixed income securities and select equity-related securities.

Calibrated Dividend Growth Portfolio, Value Class

The Fund seeks to deliver total return by investing primarily in stocks of large U.S. companies that have a history of increasing their dividends.

Classic Stock Portfolio, Value Class(6)

The Fund's investment objective is growth of capital and growth of income consistent with reasonable risk.

Fundamental Equity Portfolio, Value Class

The Fund seeks to deliver long-term growth of capital by investing primarily in stocks of U.S. companies.

Growth and Income Portfolio, Value Class(7)

The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

Growth Opportunities Portfolio, Value Class

The Fund seeks to deliver long-term growth of capital by investing primarily in stocks of mid-sized U.S. companies.

International Opportunities Portfolio, Value Class(6)

The Fund seeks to deliver a high level of total return by investing primarily in stocks of small to mid-sized international companies.

Mid-Cap Stock Portfolio, Value Class

The Fund seeks to deliver long-term growth of capital by investing primarily in stocks of mid-sized U.S. companies.

MFS® Variable Insurance Trust(8)

MFS® Growth Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® Investors Trust Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® New Discovery Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® Research Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® Total Return Bond Series, Service Class Shares

This Fund seeks total return with an emphasis on current income, but also considering capital appreciation.

MFS® Total Return Series, Initial Class Shares

This Fund's investment objective is to seek total return.

MFS® Utilities Series, Initial Class Shares

This Fund's investment objective is to seek total return.

MFS® Value Series, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® Variable Insurance Trust II(8)

MFS® Emerging Markets Equity Portfolio, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® International Value Portfolio, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® Massachusetts Investors Growth Stock Portfolio, Service Class Shares(9)

This Fund's investment objective is to seek capital appreciation.

Morgan Stanley Variable Insurance Fund, Inc.

VIF Global Real Estate Portfolio, Class II(10)

Seeks current income and capital appreciation.

Oppenheimer Variable Account Funds

Capital Appreciation Fund/VA

This Fund seeks capital appreciation.

Discovery Mid Cap Growth Fund/VA(11)

This Fund seeks capital appreciation.

Global Fund/VA

This Fund seeks capital appreciation.

Global Strategic Income Fund/VA

This Fund seeks total return.

Government Money Fund/VA

This Fund seeks income consistent with stability of principal.

You could lose money by investing in the Government Money Fund/VA. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Variable Account Annual Expenses, the yield in the Sub-Account that invests in this Fund could be negative. If the yield in the Sub-Account becomes negative, Contract Value invested in the Sub-Account may decline.

Main Street Fund/VA

This Fund seeks capital appreciation.

PIMCO Variable Insurance Trust

All Asset Portfolio, Advisor Class

This Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Long-Term US Government Portfolio, Advisor Class

This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Low Duration Portfolio, Advisor Class

This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Real Return Portfolio, Advisor Class

This Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Short-Term Portfolio, Advisor Class

This Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity.

Total Return Portfolio, Advisor Class

This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Royce Capital Fund

Micro-Cap Fund, Service Class

This Fund seeks long-term growth of capital.

Small-Cap Fund, Service Class

This Fund seeks long-term growth of capital.

Vanguard Variable Insurance Fund

Vanguard VIF Equity Index Portfolio

The Portfolio seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

Vanguard VIF Mid-Cap Index Portfolio

The Portfolio seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.

Vanguard VIF Real Estate Index Portfolio (formerly Vanguard VIF REIT Index Portfolio)

The Portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate-related investments.

Vanguard VIF Total Bond Market Index Portfolio

The Portfolio seeks to track the performance of a broad, market-weighted bond index.

Vanguard VIF Total Stock Market Index Portfolio

The Portfolio seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.

(1) Not available for Policies issued on or after November 2, 2009.

(2) Not available for the allocation of Purchase Payments or transfer of Policy Value effective May 1, 2012.

(3) Not available for Policies issued on or after November 2, 2009.

(4) Not available for Policies issued on or after May 1, 2012.

(5) Not available for Policies issued on or after November 2, 2009.

(6) The Board of Directors of the Lord Abbett Series Fund, Inc. has decided to liquidate the Portfolio with the liquidation scheduled to occur on or about August 1, 2019 (the “Liquidation Date”). Please note that if you have Policy Value in the Sub-Account that invests in the Portfolio on the Liquidation Date, we will automatically transfer that Policy Value to the Sub-Account that invests in the Oppenheimer Government Money Fund/VA. We will provide more information on the effect the liquidation will have on your ability to allocate Premium Payments and Policy Value to the Sub-Account that invests in the Portfolio and your investment in the Sub-Account before the Liquidation Date as it becomes available.

(7) Not available for Policies issued on or after May 1, 2012.

(8) Sub-Accounts investing in series of the MFS Variable Insurance Trust or MFS Variable Insurance Trust II are not available for Policies with applications signed on or after May 1, 2015.

(9) MFS Investors Growth Stock Series merged into MFS Massachusetts Investors Growth Stock Portfolio, a series of MFS Variable Insurance Trust II in March, 2015.

(10) Not available for Policies issued on or after May 1, 2012.

(11) Not available for Policies issued on or after November 2, 2009.

There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current Statement of Additional Information for each of the Funds. You may obtain a prospectus or a Statement of Additional Information for any of the Funds by contacting Protective Life or by asking your investment advisor. You should read the Funds' prospectuses carefully before making any decision concerning the allocation of Net Premiums or transfers among the Sub-Accounts.

Selection of Funds

We select the Funds offered through the Policies based on several criteria, including the following:

  asset class coverage,
  the strength of the investment adviser's (or sub-adviser's) reputation and tenure, brand recognition,
  performance,
  the capability and qualification of each investment firm, and whether our distributors are likely to recommend the Funds to Policy Owners.

Another factor we consider during the selection process is whether the Fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, see "Certain Payments We Receive With Regard to the Funds." We also consider whether the Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Policies. We review each Fund periodically after it is selected. Upon review, we may remove a Fund or restrict allocation of additional Purchase Payments and/or transfers of Policy Value to a Fund if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant Policy Owner assets. We do not recommend or endorse any particular Fund, and we do not provide investment advice.

Asset Allocation Model Portfolios.  Four asset allocation models ("Model Portfolios") are available at no additional charge as investment options under your Policy.

Each Model Portfolio invests different percentages of Policy Value in some or all of the Sub-Accounts under your Policy, and these Model Portfolios range from conservative to aggressive. The Model Portfolios are intended to provide a diversified investment portfolio by combining different asset classes to help you reach your investment goal. Also, while diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market. There can be no assurance that any of the Model Portfolios will achieve their investment objective.

Pursuant to an agreement with Protective Life, Milliman Financial Risk Management LLC ("Milliman"), a diversified financial services firm and registered investment adviser under the Investment Advisers Act of 1940, as amended, provides consulting services to Protective Life regarding the composition and review of the Model Portfolios and is compensated by Protective Life for doing so. There is no investment advisory relationship between Milliman and Owners with respect to the Model Portfolios. In the future, Protective Life may modify or discontinue its arrangement with Milliman, in which case Protective Life may contract with another firm to provide similar asset allocation models, provide its own asset allocation models, or cease offering asset allocation models. Protective Life does not provide investment advisory services in making the Model Portfolios or any other service or feature available under the Policy.

The available Model Portfolios may change from time to time. In addition, the target asset allocations of these Model Portfolios may vary from time to time in response to market conditions and changes in the portfolio holdings of the Funds in the underlying Sub-Accounts. We will provide written notice if the composition of a model portfolio changes, if there is a material change in our arrangement with Milliman, or if we cease offering asset allocation models altogether. We will not change your existing Policy Value or premium allocation or percentages in response to these changes, however, if you desire to change your Policy Value or premium allocation or percentages to reflect a revised or different Model Portfolio, you must submit new allocation instructions to us in writing to the Home Office.

The following is a brief description of the four Model Portfolios currently available. They are more fully described in a separate brochure. Your sales representative can provide additional information about the Model Portfolios and help you select which Model Portfolio, if any, may be suitable for you. Please talk to him or her if you have additional questions about these Model Portfolios.

  Conservative Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 45% in equity and 55% in fixed income investments. The largest of the asset class target allocations are in fixed income, large cap value and mortgages.
  Moderate Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 55% in equity and 45% in fixed income investments. The largest asset class target allocations are in fixed income, large cap value, international equity and large cap growth.
  Growth and Income portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 65% in equity and 35% in fixed income investments. The largest asset class target allocations are in fixed income, international equity, large cap value, and large cap growth.
  Aggressive Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 90% in equity and 10% in fixed income investments. The largest asset class target allocations are in international equity, large cap value, large cap growth and mid cap stocks.

Other Information About the Funds

Shares of these Funds are offered only to: (1) the Variable Account, (2) other separate accounts of Protective Life supporting variable annuity contracts or variable life insurance policies, (3) separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies, and (4) certain qualified retirement plans. Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

Certain Payments We Receive With Regard to the Funds

We (and our affiliates) may receive payments from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof. These payments are negotiated and thus differ by Fund (sometimes substantially), and the amounts we (or our affiliates) receive may be significant. These payments are made for various purposes, including payment for services provided and expenses incurred by us (and our affiliates) in promoting, marketing, distributing, and administering the Policies; and, in our role as intermediary, the Funds. We (and our affiliates) may profit from these payments.

12b-1 Fees.  We and our affiliate, Investment Distributors, Inc. ("IDI"), the principal underwriter for the Policies, receive 12b-1 fees from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Fund attributable to the Policies and to certain other variable insurance policies issued or administered by us (or our affiliate). IDI may pay some or all of the 12b-1 fees it receives to us. Rule 12b-1 fees are paid out of Fund assets as part of the Fund's total annual fund operating expenses. Payments made out of Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The chart below shows the maximum 12b-1 fees we and IDI anticipate we will receive from the Funds on an annual basis:

Incoming 12b-1 Fees

Fund	Maximum 12b-1 fee
Paid to IDI:
Fidelity Variable Insurance Products	0.25%
Paid to us:
Franklin Templeton Variable Insurance Products Trust	0.25%
Goldman Sachs Variable Insurance Trust	0.25%
Royce Capital Fund	0.25%
Legg Mason Partners Variable Equity Trust	0.25%
MFS® Variable Insurance Trust	0.25%
MFS® Variable Insurance Trust II	0.25%
Morgan Stanley Variable Insurance Fund, Inc.	0.25%
PIMCO Variable Insurance Trust	0.25%
Oppenheimer Variable Account Funds	0.25%
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0.25%
American Fund Insurance Series	0.25%

Payments From Advisers and/or Distributors.  We (or our affiliates) also receive payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of the Funds other than 12b-1 fees. These payments are not paid out of Fund assets These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees. See the Funds' prospectuses for more information. The amount of the payments we receive is based on a percentage of the average daily net assets of the particular Fund attributable to the Policies and to certain other variable insurance policies issued or administered by us (or our affiliate). The payments we receive from the investment advisers, sub-advisers or distributors of the Funds currently range from 0.00% to 0.50% of Fund assets attributable to our variable insurance policies. The amount of the payments may be significant.

Other Payments.  A Fund's adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the Policies ("selling firms") with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

For details about the compensation payments we make in connection with the sale of the Policies, see "Distribution of the Policies."

Addition, Deletion, or Substitution of Investments

Protective Life may make additions to, deletions from, or substitutions for the shares that are held in or purchased by the Variable Account. If the shares of a Fund are no longer available for investment or further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares of that Fund and substitute shares of another Fund. Substituted Funds may have higher fees and expenses or may be available only to certain classes of purchasers. Protective Life will not substitute any shares without notice and any necessary approval of the SEC and state insurance authorities.

Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, which would each invest in shares corresponding to a new Fund. Subject to applicable law and any required SEC approval, Protective Life may establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owner(s) or may be closed to certain classes of purchasers. Protective Life may prohibit the allocation of Net Premium and transfer of Policy Value to a Sub-Account.

If any of these substitutions or changes are made, Protective Life may by appropriate endorsement change the Policy to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owner(s), the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Protective Life separate accounts, or its assets may be transferred to other Protective Life separate accounts, subject to any required Owner and/or regulatory approval. Protective Life may make any changes to the Variable Account required by the 1940 Act or other applicable law or regulation.

Voting Fund Shares

Protective Life is the legal owner of Fund shares held by the Sub-Accounts and has the right to vote on all matters submitted to shareholders of the Funds. However, in accordance with applicable law, Protective Life will vote shares held in the Sub-Accounts at meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Value in the Sub-Accounts. Should Protective Life determine that it is permitted to vote such shares in its own right, it may elect to do so.

Protective Life will send or make available to Owners voting instruction forms and other voting materials (such as Fund proxy statements, reports and other proxy materials) prior to shareholders meetings. The number of votes as to which an Owner may give instructions is calculated separately for each Sub-Account and may include fractional votes.

An Owner holds a voting interest in each Sub-Account to which Variable Policy Value is allocated under his or her Policy. Owners only have voting interests while the Insured is alive. The number of votes for which an Owner may give instructions is based on the Owner's percentage interest of a Sub-Account determined as of the date established by the Fund for determining shareholders eligible to vote at the meeting of that Fund.

It is important that each Owner provide voting instructions to Protective Life because Shares as to which no timely instructions are received and shares held directly by Protective Life are voted by Protective Life in proportion to the voting instructions that are received with respect to all Policies participating in a Sub-Account. As a result, a small number of Owners may control the outcome of a vote. Voting instructions to abstain on any item are applied to reduce the votes eligible to be cast on that item.

Protective Life may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove the investment management agreement or an investment advisory agreement. In addition, Protective Life may under certain circumstances disregard voting instructions that would require changes in the investment management agreement, investment manager, an investment advisory agreement or an investment adviser of one or more of the Funds, provided that Protective Life reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If Protective Life ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report.

CHARGES AND DEDUCTIONS

This section describes the charges and deductions we make under the Policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses. On and after the Policy Anniversary when the Insured is age 121, we do not make any charges and deductions under the Policy, other than the interest charged on loans (if a loan is outstanding).

Premium Expense Charge

We deduct a premium expense charge from each premium you pay. The premium expense charge compensates us for certain sales and premium tax expenses associated with the Policies and the Variable Account. The premium expense charge is equal to 1.5% of each premium payment you make.

Monthly Deduction

Each month we will deduct an amount from your Policy Value to pay for the benefits provided by your Policy. This amount is called the Monthly Deduction and equals the sum of:

  the cost of insurance charges;
  the monthly administration fees and charges;
  the mortality and expense risk charge;
  the sales charge; and
  any charges for supplemental riders.

If you do not select the Sub-Account(s) from which the Monthly Deduction is deducted, the Monthly Deduction, except for the mortality and expense risk charge, will be deducted from the Sub-Accounts and the Fixed Account pro-rata on the basis of the relative Policy Value. The mortality and expense risk charge will reduce only the Sub-Account Value.

The Owner may select the Sub-Accounts from which you want us to deduct the Monthly Deduction, other than the mortality and expense risk charge. However, if as of the date the Monthly Deduction is to be deducted, the value in any of the selected Sub-Accounts is less than the charge to be deducted from that Sub-Account, Protective Life will instead deduct the Monthly Deduction on a pro-rata basis from each Sub-Account and the Fixed Account under the Policy based on the Surrender Value attributable to each Sub-Account and the Fixed Account. Protective Life deducts the mortality and expense risk charge prior to the deduction of the other charges that comprise the Monthly Deduction.

Cost of Insurance Charge.  This charge compensates Protective Life for the expense of underwriting the Death Benefit. The charge depends on a number of variables and therefore will vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day.

The cost of insurance is equal to:

  the cost of insurance rate, multiplied by
  the Net Amount at Risk under the Policy for that Monthly Anniversary Day.

The Net Amount at Risk is equal to:

  the Death Benefit discounted at one plus the monthly guaranteed interest rate minus the Policy Value (prior to deducting the Cost of Insurance), if the Death Benefit Option is Death Benefit Option A (Level Death Benefit); or
  the Death Benefit minus the Policy Value, discounted at one plus the monthly guaranteed interest rate, if the Death Benefit Option is Death Benefit Option B (increasing Death Benefit).

Anything that decreases Policy Value, such as negative investment experience or withdrawals, will increase the Net Amount at Risk and result in higher cost of insurance charges. The Net Amount at Risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the Death Benefit Option chosen, withdrawals, and decreases in Face Amount.

The cost of insurance charge for each increment of Face Amount is calculated separately to the extent a different cost of insurance rate applies. Because the Net Amount at Risk for Death Benefit Option A is equal to the Death Benefit less Policy Value, the entire Policy Value is applied first to offset the Death Benefit derived from the Initial Face Amount. Only if the Policy Value exceeds the Initial Face Amount is the excess applied to offset the portion of the Death Benefit derived from increases in Face Amount in the order of the increases. If there is a decrease in Face Amount after an increase, the decrease is applied first to decrease any prior increases in Face Amount, starting with the most recent increase.

Cost of Insurance Rates.  The cost of insurance rate for a Policy is based on and varies with the Issue Age, sex and rate class of the Insured and on the number of years that a Policy has been in force. Protective Life places Insureds in the following rate classes, based on underwriting: Preferred (ages 18-80) or Nontobacco (ages 0-80), or Select Preferred (ages 18-75), or Preferred Tobacco (ages 18-75) or Tobacco (ages 18-80), and substandard rate classes, which involve a higher mortality risk than these classes. Protective Life guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policies. The guaranteed rates for standard classes are based on the 2001 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Aggregate Smoker or Nonsmoker Mortality Rates ("2001 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of, or additions to, the 2001 CSO Tables.

Protective Life's current cost of insurance rates may be less than the guaranteed rates that are set forth in the Policy. Current cost of insurance rates will be determined based on Protective Life's expectations as to future mortality, investment earnings, expenses, taxes, and persistency experience. In determining current cost of insurance charges, we may consider a variety of factors, including those unrelated to mortality experience.

Cost of insurance rates (whether guaranteed or current) for an Insured in a non-tobacco standard class are generally lower than guaranteed rates for an Insured of the same age and sex in a tobacco standard class. Cost of insurance rates (whether guaranteed or current) for an Insured in a non-tobacco or tobacco standard class are generally lower than guaranteed rates for an Insured of the same age and sex and smoking status in a substandard class.

Protective Life will also determine a separate cost of insurance rate for each increment of Face Amount above the Initial Face Amount based on the Policy duration and the Issue Age, sex and rate class of the Insured at the time of the request for an increase. The following rules will apply for purposes of determining the Net Amount at Risk for each rate class.

Protective Life places the Insured in a rate class when the Policy is issued, based on Protective Life's underwriting of the application. This original rate class applies to the Initial Face Amount. When an increase in Face Amount is requested, Protective Life conducts underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class (or the rate class of a previous increase), the rate class for the increase also will be applied to the Initial Face Amount and any previous increases in Face Amount beginning as of the effective date of the current increase. If the rate class for the increase has a higher cost of insurance rate than the original rate class (or the rate class of a previous increase), the rate class for the increase will apply only to the increase in Face Amount.

Protective Life does not conduct underwriting for an increase in Face Amount if the increase is requested as part of an exercise of any available guaranteed option to increase the Face Amount without underwriting. See "Supplemental Riders and Endorsements."

In the case of a term conversion, the rate class that applies is the same rate class that applied to the term contract, where applicable. In the case of a guaranteed option, the Insured's rate class for an increase will be the class in effect when the guaranteed option rider was issued.

  Cost of Insurance Charge Under a FCR. The cost of insurance charge is determined in a similar manner for the face amount under a FCR and for any increase in the face amount under a FCR. See "Death Benefits Proceeds - Additional Coverage From the Flexible Coverage Rider."
  Legal Considerations Relating to Sex — Distinct Premium Payments and Benefits. Mortality tables for the Policies generally distinguish between males and females. Thus, premiums and benefits under Policies covering males and females of the same age will generally differ.

Protective Life does, however, also offer Policies based on unisex mortality tables on Policies issued in Montana. Employers and employee organizations considering purchase of a Policy should consult with their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Protective Life may offer Policies with unisex mortality tables to such prospective purchasers.

Monthly Administration Fees.  We deduct a monthly administrative charge from your Policy Value to compensate us for issue and administrative costs. The monthly administrative charge is $8 per month. We also deduct a monthly administrative charge for the Initial Face Amount which is equal to a fee per $1,000 of Initial Face Amount per month for the first 20 Policy Years. The actual fee varies depending on the Insured's Issue Age, sex and rate classification and is set forth in your Policy. Representative administrative charges per $1,000 of Initial Face Amount for an Insured male non-tobacco at each specified Issue Age are set forth below:

Issue Age	Administrative Charge Per $1,000 of Initial Face Amount
35	$0.12
40	0.14
45	0.14
50	0.15
55	0.15
60	0.30
65	0.44
70	0.47
75	0.50

For the first twelve months following an increase in Face Amount, the monthly administrative fee will also include an administrative charge for the increase, based on the amount of the increase. The monthly administrative charge for an increase is equal to a fee per $1,000 of increase in Face Amount, which varies depending on Issue Age, sex, and rate classification of the Insured and is set forth in your Policy. Representative administrative charges per $1,000 of increase for an Insured male non-tobacco at each specified Issue Age are set forth below:

Issue Age	Administrative Charge per $1,000 Increase
35	$0.71
40	0.81
45	0.95
50	1.13
55	1.37
60	1.71
65	1.73
70	1.72
75	1.71

Supplemental Rider Charges. We deduct a monthly charge from your Policy Value to cover administrative expenses for any riders as part of the Monthly Deduction. See "Supplemental Riders and Endorsements."

Mortality and Expense Risk Charge.  We deduct a mortality and expense risk charge each month from your Policy Value. This charge compensates Protective Life for the mortality risk it assumes under the Policies. The mortality risk is that the Insureds will live for a shorter time than we project. The expense risk Protective Life assumes is that the expenses that we incur in issuing and administering the Policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against the Policies.

Protective Life deducts a monthly charge from assets in the Sub-Accounts attributable to the Policies. This charge does not apply to Fixed Account assets attributable to the Policies. The maximum monthly mortality and expense risk charge to be deducted is generally equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount. Protective Life reserves the right to charge less than the maximum charge. Currently, the monthly mortality and expense risk charge is 0%.

Transfer Fee

We allow you to make 12 free transfers of Policy Value each Policy Year. However, Protective Life may charge a $25 transfer fee on any additional transfers in a Policy Year to cover administrative expenses.We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. If the fee is imposed, it will be deducted from the amount requested to be transferred. If an amount is being transferred from more than one Sub-Account or the Fixed Account, the transfer fee will be deducted proportionately from the amount being transferred from each. Currently, Protective Life does not charge a transfer fee.

Surrender Charge (Contingent Deferred Sales Charge)

During the first 10 Policy Years, a Surrender Charge will be deducted from your Policy Value if: (1) the Policy is surrendered; (2) the Policy lapses at the end of a grace period or (3) the Initial Face Amount is reduced. The Surrender Charge is deducted before any Surrender Value is paid.

The Surrender Charge varies depending on Issue Age, sex and rate class of the Insured and is set forth in your Policy. Representative Surrender Charges per $1,000 of Initial Face Amount for the first Policy Year for an Insured male non-tobacco at each specified Issue Age are set forth below. The Surrender Charge decreases over the ten-year period (after which, there is no charge). For a decrease in the Initial Face Amount, the charge shown is per $1,000 of decrease.

Issue Age	Surrender Charge (First Year) per $1,000 of Initial Face Amount
30	$29.75
35	32.50
40	36.00
45	40.25
50	45.50
55	52.50
60	57.75
65	57.50
70	57.25
75	56.75

In the event of a decrease in the Initial Face Amount, the pro-rated Surrender Charge will be allocated to each Sub-Account and to the Fixed Account based on the proportion of Policy Value in each Sub-Account and in the Fixed Account. A Surrender Charge imposed in connection with a reduction in the Initial Face Amount reduces the remaining Surrender Charge that may be imposed in connection with a surrender of the Policy.

The purpose of the Surrender Charge is to reimburse Protective Life for some of the expenses incurred in the distribution of the Policies. Protective Life also deducts a premium expense charge for this purpose from each premium paid. See "Premium Expense Charge."

Protective Life reserves the right to charge less than the maximum surrender charge.

Withdrawal Charges

Protective Life will deduct an administrative charge upon a withdrawal. This charge is the lesser of 2% of the amount withdrawn or $25. This charge will be deducted from the Policy Value in addition to the amount requested to be withdrawn. See "Withdrawal Privilege" for rules for allocating the deduction.

Fund Expenses

The value of the net assets of each Sub-Account reflects the investment management fees and other expenses incurred by the corresponding Fund in which the Sub-Account invests. For further information, consult the Funds' prospectuses.

Other Information

  We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of Protective Life. We pay commissions and other compensation to the broker-dealers for selling the Policies. You do not directly pay the commissions and other compensation, we do. We intend to recover commissions and other compensation, marketing, administrative and other expenses and costs of Policy benefits through the fees and charges imposed under the Policies. See "Sale of the Policies" for more information about payments we make to the broker-dealers.

Corporate Purchasers or Eligible Groups

The Policy is available for individuals and for corporations and other institutions. For corporate or other group or sponsored arrangements, fee-only arrangements or clients of registered investment advisers purchasing one or more Policies, Protective Life may reduce the amount of the premium expense charge, monthly administration fee, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced. Sales, underwriting or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase, a group or sponsored arrangement or arrangements, fee-only arrangements or clients of registered investment advisers.

TAX CONSIDERATIONS

The following discussion of the federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of the Policy. The state and local tax consequences with respect to your Policy may be different than the federal tax consequences. In addition, PROTECTIVE LIFE MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT — FEDERAL, STATE OR LOCAL — OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

Tax Status of Protective Life

Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of Protective Life, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, Protective Life is not taxed on investment income and realized capital gains of the Variable Account, although Protective Life's federal taxes are increased in respect of the Policies because of the federal tax law's treatment of deferred acquisition costs. Currently, a charge for federal income taxes is not deducted from the Sub-Accounts or the Policy's Cash Value. However, Protective Life does deduct a premium expense charge from each premium payment in all Policy Years in part to compensate us for the federal tax treatment of deferred acquisition costs. Protective Life reserves the right in the future to make a charge against the Variable Account or the Cash Values of a Policy for any federal, state, or local income taxes that we incur and determine to be properly attributable to the Variable Account or the Policy. Protective Life will promptly notify the Owner of any such charge.

Taxation of Insurance Policies

Tax Status of the Policies.  Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. While the requirements of this section of the Code are complex, and limited guidance has been provided from the Internal Revenue Service (the "IRS") or otherwise, Protective Life believes that the Policy will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Policy will generally be excludable from the Beneficiary's gross income, and interest and other income credited under the Policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the Insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) Protective Life, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified". If the Variable Account fails to comply with these diversification standards, the Policy will not be treated as a life insurance contract for federal income tax purposes and the Owner would generally be taxed currently on the income on the contract (as defined in the tax law). Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

Ownership Treatment. In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Policy are similar to, but differ in certain respects from, the ownership rights described by the IRS in certain rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus were not currently taxable on the income and gains). For example, the Owner of this Policy has the choice of more investment options to which to allocate premium payments and Variable Account Values than were addressed in such rulings. These differences could result in the Policy Owner being treated as the owner of a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, Protective Life does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or IRS may issue. Protective Life therefore reserves the right to modify the Policy as necessary to attempt to prevent Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

The remainder of this discussion assumes that the Policy will be treated as a life insurance contract for federal tax purposes.

Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the Death Benefit Proceeds payable from a Policy by reason of the death of the Insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the Death Benefit Proceeds being taxable.

If the Death Benefit Proceeds are not received in a lump sum and are, instead, applied under either Settlement Options 1, 2, or 4, generally payments will be prorated between amounts attributable to the Death Benefit which will be excludable from the Beneficiary's income and amounts attributable to interest (accruing after the Insured's death) which will be includible in the Beneficiary's income. If the Death Benefit Proceeds are applied under Option 3 (Interest Income), the interest credited will be currently includible in the Beneficiary's income.

Accelerated death benefits paid under this Policy upon a terminal illness generally will be excludable from income under Section 101 of the Code. Certain exceptions apply for certain business-related policies.

Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in an Owner's Policy Value is generally not taxable to the Owner unless amounts are received (or are deemed to be received) from the Policy prior to the Insured's death. If there is a surrender of the Policy, an amount equal to the excess of the amount received over the "investment in the contract" will generally be includible in the Owner's income. The "investment in the contract" generally is the aggregate premiums paid less the aggregate amount previously received under the Policy to the extent such amounts received were excludable from gross income. Whether withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to the Owner depends, in part, upon whether the Policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

Policies Not Owned by Individuals

In the case of Policies issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a Policy even if no loans are taken under the Policy. An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a 20 percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Policy, or entities that will be beneficiaries under a Policy, should consult a tax advisor.

Policies That Are Not MECs

Tax Treatment of Withdrawals Generally.  If the Policy is not a MEC (described below), the amount of any withdrawal from the Policy generally will be treated first as non-taxable recovery of premium and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy Years.  As indicated above, Section 7702 of the Code places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, a change from one Death Benefit Option to the other, if withdrawals are made, and in certain other instances.

Tax Treatment of Loans.  If a Policy is not classified as a MEC, a loan received under the Policy generally will be treated as indebtedness of the Owner. As a result, no part of any loan under a Policy will constitute income to the Owner so long as the Policy remains in force. However in those situations where the interest rate credited to the Loan Account is identical (or nearly identical) to the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Policy lapses or is surrendered when a loan is outstanding, the amount of the loan outstanding will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includable in the Owner's income. As a result, the amount of your taxable income could increase by some or all of the outstanding loan. Also, there is uncertainty regarding the tax treatment of loans where the Policy has not lapsed due to operation of a lapse protection feature, including the BenefitGuard Residual Death Benefit Endorsement.

Generally, interest paid on any loans under this Policy will not be tax deductible. The non-deductibility of interest includes interest paid or accrued on indebtedness with respect to one or more life insurance policies owned by a taxpayer covering any individual who is or has been an officer or employee of, or financially interested in, any trade or business carried on by the taxpayer. A limited exception to this rule exists for certain interest paid in connection with certain "key person" insurance. In the case of interest paid in connection with a loan with respect to a Policy covering the life of any key person, interest is deductible only to the extent that the aggregate amount of loans under one or more life insurance policies does not exceed $50,000. Further, even as to such loans up to $50,000, interest would not be deductible if the Policy were deemed for federal tax purposes to be a single premium life insurance policy or, in certain circumstances, if the loans were treated as "systematic borrowing" within the meaning of the tax law. A "key person" is an individual who is either an officer or a twenty percent owner of the taxpayer. The maximum number of individuals who can be treated as key persons may not exceed the greater of (1) 5 individuals or (2) the lesser of 5 percent of the total number of officers and employees of the taxpayer or 20 individuals. Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Policy.

Policies That Are MECs

Characterization of a Policy as a MEC.  In general, a Policy will be considered a MEC for federal income tax purposes if (1) the Policy is received in exchange for a life insurance contract that was a MEC, or (2) the Policy is entered into on or after June 21, 1988 and premiums are paid into the Policy more rapidly than the rate defined by a "7-Pay Test". This test generally provides that a Policy will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Policy at any time during the first 7 Policy Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Policy provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the Policy (as defined in the tax law) will generally result in a reapplication of the 7-Pay Test. In addition, any reduction in benefits during the 7-Pay period will affect the application of this test. Protective Life will monitor the Policies and will attempt to notify Owners on a timely basis if a Policy is in jeopardy of becoming a MEC. The Policy Owner may then request that Protective Life take whatever steps are available to avoid treating the Policy as a MEC, if that is desired.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premiums paid. Thus, withdrawals will be includible in income to the extent the Policy Value exceeds the investment in the contract. The amount of any Policy Debt will be treated as a withdrawal for tax purposes. Distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC. In addition, the discussion of interest on loans and of Lapses and surrenders while loans are outstanding under the caption "Policies That Are Not MECs" also applies to Policies which are MECs.

If the Owner assigns or pledges any portion of the Policy Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. If the entire Policy Value is assigned or pledged, subsequent increases in the Policy Value are also treated as withdrawals for as long as the assignment or pledge remains in place.The Owner's investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy treated as a MEC, an Owner should consult a tax advisor.

Penalty Tax.  Generally, proceeds of a surrender or a withdrawal (or the amount of any deemed withdrawal such as a loan, assignment, or pledge) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income, unless the surrender or withdrawal is made (1) after the Owner attains age 59-1/2, (2) because the Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Owner (or the joint lives or life expectancies of the Owner and his or her Beneficiary, as defined in the tax law).

Aggregation of Policies.  All life insurance contracts which are treated as MECs and which are purchased by the same person from Protective Life or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Constructive Receipt Issues

The IRS could determine that an Owner is in constructive receipt of the Cash Value of the Policy if the Cash Value equals the Death Benefit, which can occur in some instances where the Insured is age 95 or older. If the Owner was determined to be in constructive receipt of the Cash Value, an amount equal to the excess of the Cash Value over the investment in the contract could be includible in the Owner's income at that time.

Section 1035 Exchanges

Section 1035 of the Code provides that no gain or loss will be recognized on the exchange of a life insurance policy for another life insurance policy, endowment contract, annuity contract, or long-term care insurance contract, provided that certain requirements are met. If the Policy is being issued in exchange for another life insurance policy, the requirements that must be met to receive tax-free treatment under Section 1035 of the Code, include but are not limited to: (1) the policies must have the same insured, and (2) the exchange must occur through an assignment of your old policy to us or by a direct transfer of the account value of the old policy to us by the issuer of the old policy. If your old policy was a MEC the Policy will also be a MEC. You cannot exchange an endowment, annuity, or long-term care insurance contract for a life insurance policy tax-free.If any money or other property is received in the exchange (“boot”), gain (but not loss) will be recognized equal to the lesser of the gain realized on the exchange or the amount of the boot received. We accept Section 1035 exchanges of life insurance policies with outstanding loans. If the amount of the loan under the policy exchanged is greater than the amount of the loan under the policy issued in the exchange, the difference will be treated as boot and may result in the recognition of gain. Generally, the Policy will have the same investment in the contract as the exchanged policy. However, if boot is received in the exchange the investment in the contract will be adjusted. Special rules and procedures apply to Section 1035 exchanges. These rules can be complex, and if you wish to take advantage of Section 1035, you should consult a tax and/or legal adviser.

Actions to Ensure Compliance with the Tax Law

Protective Life believes that the maximum amount of premiums it has determined for the Policies will comply with the federal tax definition of life insurance. Protective Life will monitor the amount of premiums paid, and, if the premiums paid exceed those permitted by the tax definition of life insurance, Protective Life will immediately refund the excess premiums with interest to the extent required by the Code. Protective Life also reserves the right to increase the Death Benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of life insurance.

Other Considerations

Changing the Owner, designating an irrevocable beneficiary, exchanging the Policy, increasing the Face Amount, changing from one Death Benefit Option to another, and other changes under the Policy may have tax consequences (other than those discussed herein) depending on the circumstances of such change or withdrawal. In addition, special tax consequences may apply if you sell your Policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured or to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Estate, Gift and Generation-Skipping Transfer Tax Considerations

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences in addition to gift and estate tax consequences under federal tax law. The individual situation of each Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes. If this Policy is used with estate and gift tax planning in mind, you should consult with your tax advisor as to the most up-to-date information as to federal estate, gift and generation skipping tax rules.

Medicare Hospital Insurance Tax

A Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to the taxable portion of (1) any proceeds distributed from the Policy as annuity payments pursuant to a settlement option prior to the death of the Insured, or (2) the proceeds of any sale or disposition of the Policy. This tax only applies to taxpayers with “modified adjusted gross income” above $250,000 in the case of married couples filing jointly or a qualifying widow(er) with dependent child, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

Federal Income Tax Withholding

In General.  Protective Life will withhold and remit to the federal government a part of the taxable portion of a surrender and withdrawal made under a Policy unless the Owner notifies Protective Life in writing and such notice is received at the Home Office at or before the time of the surrender or withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the Owner requests that no taxes be withheld or whether Protective Life withholds a sufficient amount of taxes, the Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Owner may also be required to pay penalties under the estimated tax rules if the Owner's withholding and estimated tax payments are insufficient to satisfy the Owner's tax liability.

Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal withholding tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers or beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions (including taxable Death Benefit Proceeds) from life insurance policies at a 30% rate, unless a lower treaty rate applies. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a tax advisor regarding federal tax withholding with respect to distributions from a Policy.

FATCA Withholding

If the payee of a distribution (including the Death Benefit) from the Policy is a foreign financial institution ("FFI") or a non-financial foreign entity ("NFFE") within the meaning of the Code as amended by the Foreign Account Tax Compliance Act ("FATCA"), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the Policy or the nature of the distribution. The rules relating to FATCA are complex, and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Policy.

SUPPLEMENTAL RIDERS AND ENDORSEMENTS

The following supplemental riders and endorsements may be available to be added to your Policy subject to state availability. Monthly charges, if applicable, for these riders will be deducted from your Policy Value as part of the Monthly Deduction. See "Monthly Deduction." The supplemental riders and endorsements available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account. Additional rules and limits apply to these supplemental riders. Not all such riders may be available at any time, and supplemental riders in addition to those listed below may be made available. The Protected Insurability Benefit Rider, the Flexible Coverage Rider, and the Lapse Protection Extension Rider may only be purchased or added at the time the Policy is issued. The BenefitGuard Residual Death Benefit Endorsement and the Terminal Illness Accelerated Death Benefit Endorsement are automatically added to all Policies at the time of issue. The Policy Loan Endorsement is automatically added to Policies that transfer a carry-over loan under Section 1035 of the Internal Revenue Code. The Children’s Term Life Insurance Rider, the Accidental Death Benefit Rider, the Disability Benefit Rider, and the Term Rider for Covered Insured may be added at the time of Policy issue or after issue, subject to availability and additional underwriting.Please ask your Protective Life agent for further information, or contact the Home Office.

Lapse Protection Extension Rider. Provides for an extension to the lapse protection period under the Policy. The rider will double the length of the lapse protection provided by the Policy, as long as requirements for the payment of premiums are met.

Children's Term Life Insurance Rider. Provides a death benefit payable on the death of a covered child. More than one child can be covered. There is no cash value under this rider.

Accidental Death Benefit Rider. Provides an additional death benefit payable if the Insured's death results from certain accidental causes. There is no cash value under this rider.

Disability Benefit Rider. Provides for the crediting of a specified premium to a Policy on each Monthly Anniversary during the total disability of the Insured. After the Insured has been totally disabled (as defined in the rider) for six months, Protective Life will credit premiums to the Policy equal to the disability benefit amount shown in the Policy multiplied by the number of Monthly Anniversary Days that have occurred since the onset of total disability. Monthly Anniversary Days that occur more than one calendar year prior to the date that we receive a claim under a rider are not included for the purpose of this calculation. Subsequent to the time that the Insured has been totally disabled for six months, we will credit a premium equal to the disability benefit amount on each Monthly Anniversary Day. The Owner may change the disability benefit amount by Written Notice in Good Order received by Protective Life at the Home Office at any time before the Insured becomes totally disabled. Increases are subject to evidence of insurability.

Guaranteed Insurability Rider. (As of December 15, 2014, the Guaranteed Insurability Rider will no longer be available with the Protective Premiere III variable universal life product ("Premiere III"). Guaranteed Insurability Riders issued with Premiere III policies before December 15, 2014, will not be affected by this change). Provides the right to increase the Face Amount of your Policy under two options. The Option exercise date depends on the rider selected: Variable Option or Survivor's Choice. Under the Variable Option you can increase the Face Amount at designated future points in time (selected at issue) without evidence of insurability. Under the Survivor's Choice Option, you specify (at issue) a designated life (other than the Insured). When the designated person dies, the Owner has the option to increase the Face Amount without evidence of insurability.

Protected Insurability Benefit Rider. Provides the right to increase the Face Amount of your Policy at designated option dates at Insured's age 25, 28, 31, 34, 37 and 40 without evidence of insurability.

Flexible Coverage Rider (FCR). Provides an additional benefit payable on the death of the Insured of a Policy without increasing the Policy's Face Amount. Limitations on the amount of such coverage may apply. The FCR may be purchased at the time the Policy is issued. An FCR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to lapse). The Policy's lapse protection does not apply to the FCR. There is no cash or loan value under this rider. This rider is not available in New Jersey.

Term Rider for Covered Insured (CIR). Provides an additional death benefit payable on the death of a covered insured other than the Insured under the Policy. The CIR may be purchased at the time the Policy is issued (or later, subject to availability and additional underwriting). The rider is generally available only on the spouse or children of the Insured. A CIR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to lapse). There is no cash or loan value under this rider.

BenefitGuard Residual Death Benefit Endorsement Provides a guarantee that the Policy will not lapse and the Death Benefit will be at least $10,000 as long as all of the following conditions are met:

  The Policy has been in force for at least 20 years;
  The Insured has attained at least age 65;
  Withdrawals in an amount equal to the total premiums paid have been taken;
  The Policy Debt is at least 99% of the Cash Value; and
  The Policy Debt exceeds the Face Amount of the Policy.
When all of the conditions are met, any riders on the Policy will be terminated and any Variable Account Value will be transferred to the Fixed Account. In addition, no further premium outlays, withdrawals, policy loans, Face Amount changes, and Death Benefit Option changes will be allowed. This endorsement will terminate if the Policy terminates. The BenefitGuard residual death benefit provision may be subject to state variations (although such variations are not material and all material features of this endorsement have been disclosed in this prospectus) and may not be available in all states. There is no charge for the BenefitGuard Residual Death Benefit Endorsement. Consult your registered representative and review the endorsement for complete limitations, terms and conditions. Protective does not make any representations regarding the tax treatment of loans where the Policy has not lapsed due to operation of a lapse protection feature, including the BenefitGuard feature. Please consult your tax advisor for more information.

Terminal Illness Accelerated Death Benefit Endorsement. The endorsement provides for an accelerated death benefit payment to the Owner if the Insured has a qualifying terminal illness and all of the terms and conditions of the endorsement are met. The accelerated death benefit is based on a portion of the current Face Amount and is subject to a maximum accelerated death benefit. There is no cost or charge for the endorsement. However, a lien equal to the accelerated death benefit payment is established against the policy and accumulates interest.

The primary impact of the lien and any accumulated interest is a reduction in the amount of the death benefit by the amount of the lien plus accumulated interest. The lien also reduces the amount available for loans and withdrawals. Consult your sales representative and review the endorsement for limitations, terms and conditions.

Cash Value Accumulation Test Endorsement. Provides an alternative death benefit based on the cash value accumulation test for the Policy under the Internal Revenue Code. The endorsement may impact the amount of premium payments that may be made and alters the calculation of the Death Benefit from the guideline premium compliance test.

Policy Loan Endorsement. Provides for carry-over loans on policies transferred to the Company under Section 1035 of the Internal Revenue Code. This endorsement is not available in New Jersey.

EXCHANGE PRIVILEGE

The Company is offering, where allowed by law, to Owners of certain existing life policies (the "Existing Life Policy" and/or "Existing Life Policies") issued by the opportunity to exchange such a life policy for this Policy. The Company reserves the right to modify, amend, terminate or suspend the Exchange Privilege at any time or from time to time. Owners of Existing Life Policies may exchange their Existing Life Policies for this Policy. Owners of Existing Life Policies may also make a partial or full surrender from their Existing Life Policies and use the proceeds to purchase this Policy. All charges and deductions described in this Prospectus are equally applicable to Policies purchased in an exchange. All charges and deductions may not be assessed under an Existing Life Policy in connection with an exchange, surrender, or partial surrender of an Existing Life Policy.

The Policy differs from the Existing Life Policies in many significant respects. Most importantly, the Policy Value under this Policy may consist, entirely or in part, of Variable Account Value which fluctuates in response to the net investment return of the Variable Account. In contrast, the policy values under the Existing Life Policies always reflect interest credited by the Company. While a minimum rate of interest (typically 4 or 4.5%) is guaranteed, the Company in the past has credited interest at higher rates. Accordingly, policy values under the Existing Life Policies reflect changing current interest rates and do not vary with the investment performance of a Variable Account.

The Policy also differs from the Existing Policies with respect to the Death Benefit. The Death Benefit payable under the Existing Policies is either a specified fixed dollar amount or a specified fixed dollar amount plus policy cash value, with policy cash value equal to premium payments under the Existing Policy credited at a specified rate(s) of interest, less charges. However, unlike the death benefit payable under an Existing Policy, the Death Benefit under the Policy may reflect changes in Variable Account Value as part of Policy Value. If the Guideline Premium Limitation/Cash Value Corridor Test applies to the Policy, under Death Benefit Option A, the Death Benefit will vary with the Policy Value whenever the Policy Value multiplied by the applicable specified percentage is greater than the Face Amount. If the Cash Value Accumulation Test applies to the Policy, under Death Benefit Option A, the Death Benefit will vary with the Policy Value whenever the minimum death benefit is greater than the Face Amount. If either test applies, under Death Benefit Option B, the Death Benefit will always vary with Policy Value. The death benefits under the Existing Policies do not reflect of the investment performance of a variable separate account of Protective Life.

There are other significant differences between the Policy and the Existing Life Policies. For example, under the Policy, there are additional fees and expenses, such as transfer fees, and mortality and expense risk charges which may be assessed, as well as underlying fund expenses. None of those fees and expenses are assessed under the Existing Life Policies. The lapse protection guarantee under the Policy may be for a shorter or longer period than the lapse protection guarantee under the particular Existing Policy that may be exchanged for the Policy. In addition, the sale of the Policy is subject to regulation by the U.S. Securities and Exchange Commission and the Financial Industry Regulatory Authority, but the Existing Life Policies are not. Both the Policies and the Existing Life Policies are subject to regulation by the insurance departments of the states in which they are sold.

A table which generally summarizes the different charges under the respective policies is as follows. For more complete details Owners of Existing Life Policies should refer to their policy forms for a complete description. For more information on guaranteed charges for the Policy, see "Charges and Deductions."

	Existing Life Policy	Policy
Sales Charges/Premium Expense Charge	Ranges from 0% to 12% of premium payments in all policy years. The premium expense charge can vary by age.	1.5% of each premium payment in all Policy Years.
Administrative Fees	Ranges from $4 to $5 monthly.	$8 per month in all Policy Years and a fee per $1,000 of Initial Face Amount per month for the first 20 Policy Years that varies based on the Insured's Issue Age, sex and underwriting class.
Mortality and Expense Charges	None	A monthly charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to annual rate of 0.90% of such amount; there is currently no charge. (State variations apply.)
Withdrawal Charges	$25	The lesser of $25 or 2% of the withdrawal amount requested.
Monthly Deductions	A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (see above) (3) any charges for supplemental riders (applies to Existing Life Policies which are universal life plans).	A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (see above) (3) monthly mortality and expense charges (see above) and (4) any charges for supplemental riders.
Surrender Charges	Surrender charges vary by policy type and are incurred during a surrender charge period which ranges from 0 years up to 19 years.	A declining deferred sales charge per $1,000 of Initial Face Amount is assessed on surrender charges during the first 10 Policy Years.
Guaranteed Interest Rate	Ranges from 3% to 5%.	Only Fixed Account: 1%

Effects of the Exchange Offer
  The Policy will be issued to Existing Life Policy Owners. Evidence of insurability may be required.
  If an Existing Life Policy Insured is within current issue age limits, the Owner may carry over existing riders if available with the Policy. Evidence of insurability may be required. An increase or addition of riders will require full evidence of insurability.
  The Contestable and Suicide provisions in the Policy will begin again as of the effective date of the exchange, if evidence of insurability is required. If evidence of insurability is not required on the exchange, the Contestable and Suicide provisions will not begin again.

Owners of Existing Life Policies should carefully consider whether it will be advantageous to replace an Existing Life Policy with a Policy. It may not be advantageous to exchange an Existing Life Policy for a Policy (or to surrender in full or in part an Existing Life Policy and use the surrender or partial surrender proceeds to purchase a Policy). Replacement of existing insurance with the Policy may reduce or otherwise change existing Policy Benefits. Additional fees and charges also may apply.

Tax Matters.

The Company believes that an exchange of an Existing Life Policy for a Policy generally should be treated as a nontaxable exchange within the meaning of Section 1035 of the Internal Revenue Code.

A Policy purchased in exchange will generally be treated as a newly issued contract as of the effective date of the Policy. This could have various tax consequences. See "Tax Considerations."

If you surrender your Existing Life Policy in whole or in part and after receipt of the proceeds you use the surrender proceeds or partial surrender proceeds to purchase a Policy, it will not be treated as a non-taxable exchange. The surrender proceeds will generally be includible in income.

Owners of Existing Life Policies should consult their tax advisers before exchanging an Existing Life Policy for this Policy, or before surrendering in whole or in part their Existing Life Policy and using the proceeds to purchase this Policy.

USE OF THE POLICY

Life insurance, including variable life insurance, can be used to provide for many individual and business needs, in addition to providing a death benefit. Possible applications of a variable life insurance policy, such as this Policy include: (1) serving as vehicle for accumulating funds for a college education, (2) estate planning, (3) serving as an investment vehicle on various types of deferred compensation arrangements, (4) buy-sell arrangements, (5) split dollar arrangements, and (6) a supplement to other retirement plans.

As with any investment, using this Policy under these or other applications entails certain risks. For example, if investment performance of Sub-Accounts to which Policy Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate Cash Value or Surrender Value sufficient to adequately fund the application for which the Policy was purchased. Similarly, certain transactions under a Policy entail risks in connection with the application for which the Policy is purchased. Withdrawals, Policy loans and interest paid on Policy loans may significantly affect current and future Policy Value, Cash Value, Surrender Value or Death Benefit Proceeds. If, for example, a Policy loan is taken but not repaid prior to the death of the Insured, the Policy Debt is subtracted from the Death Benefit in computing the Death Benefit Proceeds to be paid to a Beneficiary.

Prior to utilizing this Policy for the above applications, you should consider whether the anticipated duration of the Policy is appropriate for the application for which you intend to purchase it.

In addition, you need to consider the tax implications of using the Policy with these applications. The tax implications of using this Policy with these applications can be complex and generally are not addressed in the discussion of "Tax Considerations" above. Loans and withdrawals will affect the Policy Value and Death Benefit. There may be penalties and taxes if the Policy is surrendered, lapses, matures or if a withdrawal or a loan is made. Because of these risks, you need to carefully consider how you use this Policy. This Policy may not be suitable for all persons, under any of these applications.

STATE VARIATIONS

The Prospectus and SAI describe all material rights, benefits and obligations under the Policy. Any material state variations in the Policy are covered in this Prospectus and in a state specific policy form for use in that state. If you would like to review a copy of your Policy and its endorsements and riders, if any, contact our Home Office or your sales representative.

SALE OF THE POLICIES

We have entered into an agreement with Investment Distributors, Inc. ("IDI") under which IDI has agreed to distribute the Policies on a "best efforts" basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Policies. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly owned subsidiary of PLC, is an affiliate of Protective Life, and its home office shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member firm of the Financial Industry Regulatory Authority ("FINRA").

IDI does not sell Policies directly to purchasers. IDI, together with Protective Life, enters into distribution agreements with other broker-dealers, including ProEquities, Inc., an affiliate of Protective Life and IDI, (collectively, "Selling Broker-Dealers") for the sale of the Policies. Registered representatives of the Selling Broker-Dealers sell the Policies directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Policies.

We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Policies. However, we may pay some or all of IDI's operating and other expenses.

We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our variable life policies, including the Policies. IDI did not retain any of these amounts, and passed along this compensation directly to the Selling Broker-Dealers.

Fiscal Year Ended	Amount Paid to IDI
December 31, 2016	$9,275,665
December 31, 2017	$8,903,766
December 31, 2018	$7,510,893

We offer the Policy on a continuous basis. While we anticipate continuing to offer the Policies, we reserve the right to discontinue the offering at any time.

Selling Broker-Dealers

We pay commissions and may provide some form of non-cash compensation to all Selling Broker-Dealers in connection with the promotion and sale of the Policies. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. We may use any of our corporate assets to pay commissions and other costs of distributing the Policies, including any profit from the mortality and expense risk charge. Commissions and other incentives or payments described below are not charged directly to Policy Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policies.

Compensation Paid to All Selling Broker-Dealers.  We pay commissions as a percentage of initial and subsequent premium payments at the time we receive them, as a percentage of Policy Value on an ongoing basis, or a combination of both. Registered representatives may be paid commissions by their selling firms on Policies they sell based on premiums paid in amounts up to approximately 105% of a targeted first year premium payment. A targeted first year premium payment is approximately equal to your minimum initial premium on an annual basis. For premiums paid in the first Policy Year which exceed this targeted amount, registered representatives may receive up to 4.5% on premiums in excess of target. For premiums received during Policy Years two through ten, the registered representatives may be paid up to 5.0% on premiums. After the first ten Policy Years registered representatives may be paid up to 1.00% on premiums received and 0.25% on unloaned Policy Value. In the normal course of business, we may also provide non-cash compensation in connection with the promotion of the Policies, including conferences and seminars (including travel, lodging and meals in connection therewith), and items of relatively small value, such as promotional gifts, meals, or tickets to sporting or entertainment events, in accordance with all applicable federal and state rules, including FINRA’s non-cash compensation rules.

The registered representative who sells you the Policy typically receives a portion of the compensation we pay to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Policy, please ask your registered representative.

Additional Compensation Paid to Selected Selling Broker-Dealers.  In addition to ordinary commissions and non-cash compensation, we may pay additional asset-based compensation in the form of marketing allowances and "revenue sharing" to selected Selling Broker-Dealers. These payments are made through IDI. These payments may be (1) additional amounts as a percentage of premium payments and/or premiums we receive on our variable insurance products, and (2) additional "trail" commissions, which are periodic payments as a percentage of the contract and policy values or variable account values of our variable insurance products. Some or all of these additional asset-based compensation payments may be conditioned upon the Selling Broker-Dealer producing a specified amount of new premium payments and/or premiums and/or maintaining a specified amount of contract and policy value with us.

The Selling Broker-Dealers to whom we pay additional asset-based compensation provide preferential treatment with respect to our products in their marketing programs. Preferential treatment of our products by a Selling Broker-Dealer may include any or all of the following: (1) enhanced marketing of our products over non-preferred products; (2) increased access to the Selling Broker- Dealer's registered representatives; and (3) payment of higher compensation to registered representatives for selling our products than for selling non-preferred products.

In 2018, we paid additional asset-based compensation to the Selling Broker-Dealers Edward Jones, UBS, Advisor Group, LPL Financial, Raymond James, Cetera Financial and Stifel in connection with the sale of our variable insurance products (including the Policies). These payments ranged from $6,256 to $11,852,999 in total.

These additional asset-based compensation arrangements are not offered to all Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of our products (and/or our affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional asset-based compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of our variable insurance products (including the Policies) over other variable insurance products (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Policy, please ask your registered representative.

We may also pay to selected Selling Broker-Dealers, including those listed above as well as others, additional compensation in the form of (1) payments for participation in meetings and conferences that include presentations about our products (including the Policies), and (2) payments to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives.

Arrangements with Affiliated Selling Broker-Dealer.  In addition to the ordinary commissions and non-cash compensation that we pay to all Selling Broker-Dealers, including ProEquities, Inc., we or our parent company, PLC, pay some of the operating and other expenses of ProEquities, Inc., such as paid-in-capital and certain overhead expenses. Additionally, employees of ProEquities, Inc. may be eligible to participate in various employee benefit plans offered by PLC.

LEGAL PROCEEDINGS

Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on Protective Life's or the Variable Account's financial position.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting, and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Death Master File to identify deceased insureds and contract Owners. In addition, we are the subject of a multistate market conduct examination with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties, and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that result from these examinations will have a material adverse impact on the Variable Account, on IDI's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information ("SAI"). Our financial statements only have bearing upon our ability to meet our obligations under the Policies. For a free copy of the SAI, please call or write to us at our Home Office.

GLOSSARY

"We", "us", "our", "Protective Life", and "Company"
Refer to Protective Life Insurance Company. "You", "your" and "Owner" refer to the person(s) who have been issued a Policy.

Attained Age
The Insured's age as of the nearest birthday on the Policy Effective Date, plus the number of complete Policy Years since the Policy Effective Date.

Cancellation Period
Period shown in the Policy during which the Owner may exercise the cancellation privilege and return the Policy for a refund.

Cash Value
Policy Value minus any applicable Surrender Charge.

Death Benefit
The amount of insurance provided under the Policy used to determine the Death Benefit Proceeds.

Death Benefit Option
One of two options that an Owner may select for the computation of Death Benefit Proceeds, Face Amount (Option A, Level), or Face Amount Plus Policy Value (Option B, Increasing).

Death Benefit Proceeds
The amount payable to the Beneficiary if the Insured dies while the Policy is in force. It is equal to the Death Benefit plus any death benefit under any rider to the Policy less (1) any Policy Debt (2) any liens for payments made under an accelerated death benefit rider or endorsement plus accrued interest and (3) less any unpaid Monthly Deductions if the Insured dies during a grace period.

Due Proof of Death
Receipt at our Home Office of a certified death certificate or judicial order from a court of competent jurisdiction or similar tribunal.

Face Amount
A dollar amount selected by the Owner and shown in the Policy on the Policy Specifications Page or Supplemental Policy Specifications Page. The minimum Face Amount permitted under the Policy is $100,000.

FCR
The Flexible Coverage Rider.

Fixed Account
Part of Protective Life's General Account to or from which Policy Value may be transferred and into which Net Premiums may be allocated under a Policy.

Fixed Account Value
The Policy Value in the Fixed Account.

Fund
A separate investment portfolio of an open-end management investment company or unit investment trust in which a Sub-Account invests.

Good Order ("good order")
A request or transaction generally is considered in "Good Order" if we receive it at our Administrative Office within the time limits, if any, we prescribe for a particular transaction or instruction, it includes all information necessary for us to execute the requested instruction or transaction, and is signed by the individual or individuals authorized to provide the instruction or engage in the transaction. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone or Internet as described above) along with all forms, information and supporting legal documentation we require to affect the instruction or transaction. This information and documentation generally includes, to the extent applicable: the completed application or instruction form; evidence of insurability; your policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Funds affected by the requested transaction; the signatures of the Policy Owner (exactly as indicated on the Policy), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any consents. With respect to premium payments, Good Order also generally includes receipt by one of us of sufficient funds to affect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have questions, you should contact us or your financial advisor before submitting the form or request.

Home Office
2801 Highway 280 South, Birmingham, Alabama 35223.

Initial Face Amount
The Face Amount on the Policy Effective Date.

Insured
The person whose life is covered by the Policy.

Issue Age
The Insured's age as of the nearest birthday on the Policy Effective Date.

Issue Date
The date the Policy is issued.

Lapse
Termination of the Policy at the expiration of the grace period while the Insured is still living.

Loan Account
An account within Protective Life's General Account to which Fixed Account Value and/or Variable Account Value is transferred as collateral for Policy loans.

Minimum Monthly Premium
For Policies issued on Insured's Issue Age through 80, the cumulative minimum amount of premium payments (net of any Policy Debt or withdrawals) that must be paid in order for the Policy's lapse protection to remain in effect.

Monthly Anniversary Day
The same day in each month as the Policy Effective Date.

Monthly Deduction
The fees and charges deducted monthly from the Fixed Account Value and/or Variable Account Value as described on the Policy Specifications Page of the Policy.

Net Amount at Risk
The Net Amount at Risk as of any Monthly Anniversary Day is equal to: (a) the Death Benefit discounted at one plus the monthly guaranteed interest rate minus the Policy Value (prior to deducting the Cost of Insurance), if the Death Benefit Option is Death Benefit Option A (Level Death Benefit); or, (b) the Death Benefit minus the Policy Value discounted at one plus the monthly guaranteed interest rate, if the Death Benefit Option is Death Benefit Option B (Increasing Death Benefit).

Net Premium
A premium payment minus the applicable premium expense charges.

Policy Anniversary
The same day and month in each Policy Year as the Policy Effective Date.

Policy Debt
The sum of all outstanding policy loans plus accrued interest.

Policy Effective Date
The date shown in the Policy as of which coverage under the Policy begins.

Policy Value
The sum of the Variable Account Value, the Fixed Account Value, and the Loan Account Value.

Policy Year
Each period of twelve months commencing with the Policy Effective Date and each Policy Anniversary thereafter.

Sub-Account
A separate division of the Variable Account established to invest in a particular Fund.

Sub-Account Value
The Policy Value in a Sub-Account.

Surrender Charge
A contingent deferred sales charge deducted from the Policy Value if the Policy is surrendered, Lapses, or the Initial Face Amount is decreased during the first 10 Policy Years.

Surrender Value
The Cash Value minus any outstanding Policy Debt and any liens for payments made under an accelerated death benefit rider or endorsement plus accrued interest.

Valuation Day
Each day the New York Stock Exchange and the Home Office are open for business except for a day that a Sub-Account's corresponding Fund does not value its shares.

Valuation Period
The period commencing with the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Day.

Variable Account
Protective Variable Life Separate Account, a separate investment account of Protective Life to and from which Policy Value may be transferred and into which Net Premiums may be allocated.

Variable Account Value
The sum of all Sub-Account Values.

Written Notice
A notice or request submitted in writing in a form satisfactory to Protective Life and received at the Home Office via U.S. postal service or nationally recognized overnight delivery service.

STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A

Examples of Death Benefit Computations Under Options A and B (Guideline Premium Limitation Test Example)

Option A Example.  For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. Under Option A, a Policy with a $100,000 Face Amount will generally pay $100,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250% of the Policy Value, any time that the Policy Value exceeds $40,000, the Death Benefit will exceed the $100,000 Face Amount. Each additional dollar added to Policy Value above $40,000 will increase the Death Benefit by $2.50. A Policy with a $100,000 Face Amount and a Policy Value of $50,000 will provide Death Benefit of $125,000 ($50,000 x 250%); a Policy Value of $60,000 will provide a Death Benefit of $150,000 ($60,000 x 250%); a Policy Value of $70,000 will provide a Death Benefit of $175,000 ($70,000 x 250%).

Similarly, so long as Policy Value exceeds $40,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $45,000 to $40,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $112,500 to $100,000. If at any time, however, the Policy Value multiplied by the Face Amount percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 185%. The Death Benefit would not exceed the $100,000 Face Amount unless the Policy Value exceeded approximately $54,055 (rather than $40,000), and each dollar then added to or taken from the Policy Value would change the life insurance proceeds by $1.85 (rather than $2.50).

Option B Example.  For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. Under Option B, a Policy with a Face Amount of $100,000 will generally provide a Death Benefit of $100,000 plus Policy Value. Thus, for example, a Policy with a Policy Value of $10,000 will have a Death Benefit of $110,000 ($100,000 + $10,000); a Policy Value of $20,000 will provide a Death Benefit of $120,000 ($100,000 + $20,000). The Death Benefit, however, must be at least 250% of the Policy Value. As a result, if the Policy Value exceeds $66,666, the Death Benefit will be greater than the Face Amount plus Policy Value. Each additional dollar of Policy Value above $66,666 will increase the Death Benefit by $2.50. A Policy with a Face Amount of $100,000 and a Policy Value of $70,000 will provide a Death Benefit of $175,000 ($70,000 x 250%); a Policy Value of $80,000 will provide a Death Benefit of $200,000 ($80,000 x 250%).

Similarly, any time Policy Value exceeds $66,666, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $80,000 to $75,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $200,000 to $187,500. If at any time, however, Policy Value multiplied by the Face Amount percentage is less than the Face Amount plus the Policy Value, then the Death Benefit will be the current Face Amount plus Policy Value of the Policy.

The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the Face Amount factor would be 185%. The amount of the Death Benefit would be the sum of the Policy Value plus $100,000 unless the Policy Value exceeded $117,647 (rather than $66,666), and each dollar then added to or taken from the Policy Value would change the Death Benefit by $1.85 (rather than $2.50).

Table of Face Amount Percentages

Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage
0-40	250%	50	185%	60	130%	70	115%
41	243%	51	178%	61	128%	71	113%
42	236%	52	171%	62	126%	72	111%
43	229%	53	164%	63	124%	73	109%
44	222%	54	157%	64	122%	74	107%
45	215%	55	150%	65	120%	75-90	105%
46	209%	56	146%	66	119%	91	104%
47	203%	57	142%	67	118%	92	103%
48	197%	58	138%	68	117%	93	102%
49	191%	59	134%	69	116%	94	101%
						95+	100%

Examples of Death Benefit Computations Under Options A and B (Cash Value Accumulation Test Example)

Option A Example.  For purposes of this example, assume that the Insured is a male, standard nontobacco class and the Insured's Attained Age is 40 and that there is no outstanding Policy Debt or liens. Under Option A, a Policy with a $100,000 Face Amount will generally pay $100,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 343% of the Policy Value, any time that the Policy Value exceeds $29,154, the Death Benefit will exceed the $100,000 Face Amount. Each additional dollar added to Policy Value above $29,154 will increase the Death Benefit by $3.43. A Policy with a $100,000 Face Amount and a Policy Value of $50,000 will provide Death Benefit of $171,500 ($50,000 x 343%); a Policy Value of $60,000 will provide a Death Benefit of $205,800 ($60,000 x 343%); a Policy Value of $70,000 will provide a Death Benefit of $240,100 ($70,000 x 343%).

Similarly, so long as Policy Value exceeds $29,154, each dollar taken out of Policy Value will reduce the Death Benefit by $3.43. If, for example, the Policy Value is reduced from $35,000 to $29,154 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $120,050 to $100,000. If at any time, however, the Policy Value multiplied by the Face Amount percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than 40), the specified amount factor would be 291%. The Death Benefit would not exceed the $100,000 Face Amount unless the Policy Value exceeded approximately $34,364 (rather than $29,154), and each dollar then added to or taken from the Policy Value would change the life insurance proceeds by $2.91 (rather than $3.43).

Option B Example.  For purposes of this example, assume that the Insured is a male, standard nontobacco class and the Insured's Attained Age is 40 and that there is no outstanding Policy Debt or liens. Under Option B, a Policy with a Face Amount of $100,000 will generally provide a Death Benefit of $100,000 plus Policy Value. Thus, for example, a Policy with a Policy Value of $10,000 will have a Death Benefit of $110,000 ($100,000 + $10,000); a Policy Value of $20,000 will provide a Death Benefit of $120,000 ($100,000 + $20,000). The Death Benefit, however, must be at least 343% of the Policy Value. As a result, if the Policy Value exceeds $41,153, the Death Benefit will be greater than the Face Amount plus Policy Value. Each additional dollar of Policy Value above $41,153 will increase the Death Benefit by $3.43. A Policy with a Face Amount of $100,000 and a Policy Value of $50,000 will provide a Death Benefit of $171,500 ($50,000 x 343%); a Policy Value of $60,000 will provide a Death Benefit of $205,800 ($60,000 x 343%).

Similarly, any time Policy Value exceeds $41,153, each dollar taken out of Policy Value will reduce the Death Benefit by $3.43. If, for example, the Policy Value is reduced from $80,000 to $75,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $274,400 to $257,250. If at any time, however, Policy Value multiplied by the Face Amount percentage is less than the Face Amount plus the Policy Value, then the Death Benefit will be the current Face Amount plus Policy Value of the Policy.

The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than 40), the Face Amount factor would be 291%. The amount of the Death Benefit would be the sum of the Policy Value plus $100,000 unless the Policy Value exceeded $52,356 (rather than $41,153), and each dollar then added to or taken from the Policy Value would change the Death Benefit by $2.91 (rather than $3.43).

To learn more about the Policy, you should read the SAI dated the same date as this Prospectus. The SAI contains more detailed information about the Policy than is contained in this Prospectus. The Table of Contents for the SAI appears on the last page of this Prospectus. Personalized illustrations of Death Benefits, Cash Value, and Policy Values are available without charge. For a free copy of the SAI, to receive personalized illustrations, and to request other information about the Policy please contact Brokerage Life Services at the toll-free telephone number shown on the cover. To request an SAI by mail, please tear off, complete and return this form to Protective Life's Brokerage Life Services Division customer service at the address shown on the cover.

The SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Please send me a free copy of the SAI for the Protective Premiere III Policy.

Name:

Address:

City, State, Zip:

Daytime Telephone Number:

Investment Company Act of 1940 Registration File No. 811-7337

PROSPECTUS
May 1, 2019

Premiere II

An Individual Flexible Premium Variable and Fixed Life Insurance Policy

Issued by
Protective Variable Life Separate Account
and
Protective Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama 35223
Telephone: (800) 265-1545

This Prospectus describes the Premiere II individual flexible premium variable and fixed life insurance policies (the "Policy") issued by Protective Life Insurance Company (the "Company" or "Protective Life"). The Policy may be issued to individuals or groups. The Policy is designed to provide insurance protection on the life of the Insured named in the Policy.

This Prospectus sets forth basic information about the Policy and the Variable Account that a prospective investor should know before investing. You should consider the Policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the Policy, or to finance the purchase of the Policy through a loan or through withdrawals from another policy. Replacement of existing insurance with the Policy may reduce or otherwise change existing Policy benefits. Additional fees and charges also may apply. Please read this Prospectus and the Statement of Additional Information carefully before you invest.

You have the flexibility to vary the amount and timing of premium payments and your coverage will stay in force as long as sufficient Surrender Value is maintained. The Policy Value and, in certain circumstances, the Death Benefit will fluctuate with the investment performance of the investment options you select. Within certain limits, you may return the Policy during the Cancellation Period.

You have a number of investment choices in this Policy. You may allocate your Policy's value to the Fixed Account, which credits a specified rate of interest (where we bear the investment risk), or among variable investment options (where you have the investment risk) with Funds from:

  AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
  Fidelity® Variable Insurance Products Funds
  Franklin Templeton Variable Insurance Products Trust
  Goldman Sachs Variable Insurance Trust
  Legg Mason Partners Variable Equity Trust
  Lord Abbett Series Fund, Inc.
  MFS® Variable Insurance Trust
  MFS® Variable Insurance Trust II
  Morgan Stanley Variable Insurance Fund, Inc.
  Oppenheimer Variable Account Funds
  PIMCO Variable Insurance Trust
  Royce Capital Fund

A prospectus for each of the Funds available through the Variable Account contains comprehensive information about each Fund. Please read these documents before investing and save them for future reference.

Beginning January 1, 2021, we will no longer send you paper copies of shareholder reports for the Funds (“Reports”) unless you specifically request paper copies from us. Instead, the Reports will be available on a website. We will notify you by mail each time the Reports are posted. The notice will provide the website links to access the Reports as well as instructions for requesting paper copies. If you wish to continue receiving your Reports in paper free of charge from us, please call 1-855-920-9713. Your election to receive the Reports in paper will apply to all Funds available with your Contract. If you have already elected to receive the Reports electronically, you will not be affected by this change and need not take any action. If you wish to receive the Reports and other SEC disclosure documents from us electronically, please contact us at 1-855-920-9713.

Please note that the Policies and/or the Funds:

  are not guaranteed to provide any benefits;
  are not insured by the FDIC or any other government agency;
  are not bank deposits or other obligations of a bank and are not bank guaranteed; and
  are subject to risks, including loss of the amount invested, tax risks and Policy Lapse.

The Securities and Exchange Commission ("SEC") has not approved or disapproved the Policy or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

PRO.PRMII.0519

POLICY BENEFITS/RISKS SUMMARY
    Policy Benefits
    Policy Risks
FEE TABLES
FUND EXPENSES
THE POLICY
PREMIUMS
CALCULATION OF POLICY VALUE
DEATH BENEFIT PROCEEDS
TRANSFERS OF POLICY VALUE
SURRENDERS AND WITHDRAWALS
POLICY LOANS
SUSPENSION OR DELAYS IN PAYMENTS
POLICY LAPSE AND REINSTATEMENT
THE COMPANY AND THE FIXED ACCOUNT
THE VARIABLE ACCOUNT AND THE FUNDS
    AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
    Fidelity® Variable Insurance Products
    Franklin Templeton Variable Insurance Products Trust
    Goldman Sachs Variable Insurance Trust
    Legg Mason Partners Variable Equity Trust
    Lord Abbett Series Fund, Inc.
    MFS® Variable Insurance Trust
    MFS® Variable Insurance Trust II
    Morgan Stanley Variable Insurance Fund, Inc.
    Oppenheimer Variable Account Funds
    PIMCO Variable Insurance Trust
    Royce Capital Fund
CHARGES AND DEDUCTIONS
TAX CONSIDERATIONS
SUPPLEMENTAL RIDERS AND ENDORSEMENTS
EXCHANGE PRIVILEGE
    Effects of the Exchange Offer
USE OF THE POLICY
STATE VARIATIONS
SALE OF THE POLICIES
LEGAL PROCEEDINGS
FINANCIAL STATEMENTS
GLOSSARY
STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A

POLICY BENEFITS/RISKS SUMMARY

This summary describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Glossary at the end of this Prospectus defines certain words and phrases used in this Prospectus.

The Policy is an individual flexible premium variable and fixed life insurance policy for individuals and certain groups.

Purposes of the Policy

The Policy is designed to be a long-term investment providing insurance benefits. You should consider the Policy in conjunction with other insurance policies you own, as well as your need for insurance and the Policy's long-term potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement of existing coverage with the Policy should be carefully considered if the decision to replace existing coverage is based solely on a comparison of policy illustrations.

Policy Benefits

Flexibility

The Policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose the investment options and premiums you pay.

  Investment Options. You may invest in your choice of numerous different investment options, as well as a Fixed Account, within your Policy.
  Premium Payments. You have the flexibility to choose how you pay premiums. You choose a planned premium when you purchase the Policy. You may change your planned premium, or pay additional premium any time, subject to certain limitations.

Death Benefit

If the Insured dies while the Policy is in force, we pay a Death Benefit to your Beneficiary. The Death Benefit Proceeds generally pass to the Beneficiary free of federal and state income tax at the death of the Insured. The calculation of the Death Benefit depends on the Death Benefit Option you selected and the federal tax compliance test applicable to the Policy (either Guideline Premium Limitation Test or the Cash Value Accumulation Test).

Under the Guideline Premium Limitation test, you select one of two Death Benefit Options:

Death Benefit Option A (Level) is equal to the greater of:

  The current Face Amount; or
  A specified percentage of the Policy Value as indicated on a table set forth in the Policy.

Death Benefit Option B (Increasing) is equal to the greater of:

  The current Face Amount plus the Policy Value; or
  A specified percentage of the Policy Value as indicated on a table set forth in the Policy.

Under the Cash Value Accumulation test, you select one of two Death Benefit Options:

Death Benefit Option A (Level) is equal to the greater of:

  The current Face Amount; or
  The minimum death benefit described below.

Death Benefit Option B (Increasing) is equal to the greater of:

  The current Face Amount plus Policy Value; or
  The minimum death benefit described below.

The minimum death benefit is the amount of level death benefit that the Policy Value would purchase if paid as a net single premium at such time.

The Death Benefit is reduced by any money you owe us, such as outstanding loans or liens (i.e., payments made under an accelerated death benefit rider or endorsement), interest on loans or liens, or unpaid charges. You may change your Death Benefit Option subject to certain rules. You may increase or decrease the Face Amount on your Policy under certain circumstances.

Cancellation Privilege

For a limited time after you receive your Policy, you have the right to cancel your Policy and receive a refund.

Lapse Protection Provision

If, for each month your Policy has been in force you have made a timely payment of the Minimum Monthly Premium (net of loans and withdrawals) stated on your Policy's specification page, then, regardless of your Surrender Value, your Policy will not Lapse. This provision is effective during the first 15 Policy Years (if the Insured's Issue Age is 0 through 39), during the first 10 Policy Years (if the Insured's Issue Age is 40 through 64), or during the first 5 Policy Years (for Insured's Issue Age 65 and above).

  Lapse Protection Extension Rider. This rider extends the lapse protection period under the Policy. As long as you have made a timely payment of the Minimum Monthly Premium (net of loans and withdrawals), the rider doubles the length of the lapse protection period. Therefore, the Policy will not Lapse while the rider is in force. There is a charge for this rider.

Exchange Privilege

You may exchange an existing life insurance policy for this Policy, subject to certain restrictions. See "Exchange Privilege."

Policy Value Credit

Subject to the conditions described further on in the Prospectus, at the end of the tenth Policy Year and at the end of each Policy Year thereafter, the Company credits additional Policy Value to your Policy. On the tenth and subsequent Policy Anniversaries as of which unloaned Policy Value is at least $50,000 but less than $250,000 ($500,000 for Policies applied for before June 1, 2003 in most states and before August 15, 2003 in California, Maryland and Texas), the credit is equal to 0.50% of the unloaned Policy Value. On the tenth and subsequent Policy Anniversaries as of which the unloaned Policy Value is equal to or greater than $250,000 ($500,000 for Policies applied for before June 1, 2003 in most states and before August 15, 2003 in California, Maryland and Texas), the credit is equal to 1% of the unloaned Policy Value.

Transfers

Subject to certain restrictions you may transfer Policy Value among the Sub-Accounts and the Fixed Account. The Company has the right to restrict such transfers until after the later of 30 days after the Policy Effective Date or six days after the expiration of the Cancellation Period. The Company also may restrict or refuse to honor frequent transfers, including "market timing" transfers.

  Dollar-Cost Averaging. You may elect to automatically transfer specified dollar amounts on a monthly or quarterly basis (at least $100 monthly or $300 quarterly) subject to the following restriction: no transfers may be made into the Fixed Account. You must have a Policy Value of at least $5,000 in the source Sub-Account or the Fixed Account at the time of election. You must elect this option for periods of at least 6 months, but not more than 48 months.
  Portfolio Rebalancing. You have the option to instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. The percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing, unless you elect otherwise.

Withdrawals

You may take money out of your Policy after the first Policy Year. The minimum withdrawal amount is $500. Withdrawals may have tax consequences.

Loans

After the first Policy Anniversary, you may borrow using your Policy Value as collateral. Generally the minimum amount you may borrow is $500 and the maximum is 90% of your Cash Value. This maximum is reduced by any Policy Debt or liens (including accrued interest) that are outstanding on the date your loan request is received at the Home Office. State variations may apply. As collateral for the loan, we transfer an amount equal to the loan out of the Sub-Accounts and the Fixed Account and into the Loan Account on a pro-rata basis, unless you specify another allocation. Annual interest rates currently charged for standard loans are 5.0% for Policy Years 2 through 10 (6.0% for Policies applied for before June 1, 2003 in most states and before August 15, 2003 in California, Maryland and Texas), and 3.0% for Policy Years 11 and thereafter (4.0% for Policies applied for before June 1, 2003 in most states and before August 15, 2003 in California, Maryland and Texas). You may repay all or part of your borrowings at any time while the Insured is alive and the Policy is in force. Borrowing may have tax consequences.

Settlement Options

You may choose a variety of ways to receive the proceeds of the Policy. See "Settlement Options" for more information.

Terminal Illness Accelerated Death Benefit Endorsement

This endorsement is available for Policies issued on or after January 3, 2000. The endorsement provides an accelerated death benefit payment to the Owner if the Insured has a qualifying terminal illness and all of the terms and conditions of the endorsement are met. This endorsement is not available in all states.

BenefitGuard Residual Death Benefit Endorsement

This endorsement is generally available for Policies applied for on or after June 1, 2003. Under the provisions of BenefitGuard, if the Policy has been in force for at least 20 years, the Insured has attained the age of 65 and the Policy Debt is at least 99% of the Policy Value, your Policy will not lapse and the Death Benefit will be at least $10,000 as long as all of the terms and conditions of the endorsement are met. BenefitGuard may be subject to state variations and may not be available in all states. See "Riders and Endorsements" for more information.

Optional Coverage

For additional charges, you may add riders to your Policy.

Policy Risks

Investment Risk

If you invest your Policy Value in one or more Sub-Accounts, then you will be subject to the risk that investment performance may be unfavorable causing the Policy Value to decrease and the Monthly Deduction to increase (which, in turn, further decreases future Policy Value). This is because poor investment performance diminishes Policy Value thereby increasing the Net Amount at Risk under the Policy and, correspondingly, increasing the cost of insurance which is part of the Monthly Deduction. You could lose everything you invest. If you allocate Policy Value to the Fixed Account, then we credit your Policy Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate shown on your Policy's specification page.

Risk of Lapse

Unless the lapse protection period is in effect, if your Surrender Value (without taking into account any liens on the Policy) on a Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. We will send you notice of the premium required to prevent Lapse. You have a 61-day grace period to make a payment of Net Premium at least sufficient to cover the current and past-due Monthly Deductions or the Policy will Lapse. You may reinstate a Lapsed Policy, subject to certain conditions. Payment of the Minimum Monthly Premium required under the lapse protection provision of the Policy or the Lapse Protection Extension Rider will not guarantee that the Policy will remain in force after the termination of the lapse protection period.

Withdrawal and Surrender Risks

The Surrender Charge under the Policy applies during the first 10 Policy Years. The Surrender Value of the Policy is generally the Policy Value less the Surrender Charge and Policy Debt and any liens (including accrued interest). It is possible that your Policy will have no Surrender Value during the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the account value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will Lapse (terminate without value), because Surrender Charges decrease the Surrender Value.

Withdrawals are not permitted during the first Policy Year. After the first Policy Year, withdrawals are permitted, subject to certain limitations, for a fee. Withdrawals may reduce the Face Amount of the Policy.

A surrender or withdrawal may have tax consequences. See "Tax Considerations."

Tax Risks

Although the federal income tax requirements applicable to the Policy are complex and there is limited guidance regarding these requirements, we anticipate that the Policy will be treated as a life insurance contract for federal income tax purposes. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you generally should not be considered to be in receipt of any portion of your Policy's Cash Value until there is an actual distribution from the Policy. Moreover, Death Benefits payable under the Policy should be excludable from the gross income of the Beneficiary. Although the Beneficiary generally should not have to pay federal income tax on the Death Benefit, other taxes, such as estate taxes, may apply.

Your Policy may become a modified endowment contract as a result of: (1) the payment of excess premiums or unnecessary premiums, (2) a material change in the Policy, or (3) a reduction in your Death Benefit. If your Policy becomes a modified endowment contract, transactions such as withdrawals and loans will be treated first as a distribution of the earnings in the Policy and will be taxable as ordinary income in the year received. In addition, if the Policy Owner is under age 59-1/2 at the time of a surrender, withdrawal or loan, the amount that is included in income is generally subject to a 10% penalty tax.

If the Policy is not a modified endowment contract, distributions generally are treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans are generally not treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy related tax matters.

Loan Risks

A policy loan, whether or not repaid, has a permanent effect on the Policy Value, and potentially the Death Benefit, because the investment results of the Sub-Accounts and current interest rates credited on the Fixed Account Value do not apply to Policy Value in the Loan Account. Since interest credited on the Loan Account is transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan and will increase the loan balance. The larger the loan and the longer the loan is outstanding, the greater will be the effect on Policy Value held as collateral in the Loan Account.

Your Policy may Lapse if your outstanding loan amounts reduce the Surrender Value to zero. If a Policy lapses with loans outstanding, some or all of the loan amounts may be subject to income tax. See "Tax Considerations - Tax Treatment of Loans." Policy loans also may increase the potential for Lapse if the investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable.

If the Insured dies while a loan is outstanding, the loan balance, which includes any unpaid interest, will be deducted from the Death Benefit.

Specialized Uses of the Policy

Because your Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient premiums are not paid, the Policy may Lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis. Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences. See "Tax Considerations - Other Considerations."

Fund Risks

A comprehensive discussion of the risks of each Fund may be found in each Fund's prospectus. Please refer to the Funds' prospectuses for more information.

Business Disruption and Cyber Security Risks

We rely heavily on interconnected computer systems and digital data to conduct our variable product policy business activities. Because our variable product policy business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Policy Owner information. Such systems failures and cyber-attacks affecting us, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy Value. For instance, systems failures and cyber-attacks may interfere with our processing of Policy transactions, including the processing of orders from our website or with the Funds, impact our ability to calculate Policy Value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Policy to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. If the amount of a charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative Insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the Policy, allow the Policy to Lapse, decrease the Initial Face Amount, transfer Policy Value among the Sub-Accounts and to and from the Fixed Account, and make withdrawals.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Premium Expense Charge:	Upon receipt of each premium payment	5.0% of each premium payment	5.0% of each premium payment
Contingent Deferred Sales Charge:(1)
Minimum and Maximum Charge	At the time of any surrender, Lapse, or decrease in the Initial Face Amount during the first 10 Policy Years	$3.45 - $58.00 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable	$3.45 - $58.00 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable
Charge for a 39 year old male in the nontobacco class during the first Policy Year	At the time of any surrender, Lapse, or decrease in the Initial Face Amount during the first 10 Policy Years	$22.25 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable	$22.25 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable
Transfer Fee:(2)	Upon each transfer in excess of 12 in a Policy Year	$25 per transfer	$25 per transfer
Withdrawal Charge:	At the time of each withdrawal of Policy Value	The lesser of 2.0% of the amount withdrawn or $25	The lesser of 2.0% of the amount withdrawn or $25

(1) The Surrender Charge varies based on individual characteristics such as the Insured's Issue Age, sex and rate class, and decreases each Policy Year until it reaches zero after the tenth Policy Year. The Surrender Charge shown in the table may not be typical of the charges you will pay. Your Policy's specification page will indicate the charges applicable to your Policy, and more detailed information concerning these charges is available on request from our Home Office.

(2) Protective Life currently does not assess the transfer fee.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including the Funds' fees and expenses.

Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Cost of Insurance:(1)
For Policies applied for on or after June 1, 2003 in all states except California, Maryland and Texas or applied for in California, Maryland and Texas on or after August 15, 2003:
Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.06 - $108.93 per $1,000 of net amount at risk	$0.01 - $45.94 per $1,000 of net amount at risk
Charge for a 39 year old male in the nontobacco class during the first Policy Year	On the Policy Effective Date and each Monthly Anniversary Day	$0.18 per $1,000 of net amount at risk	$0.18 per $1,000 of net amount at risk
For Policies applied for before June 1, 2003 in all states except California, Maryland and Texas or applied for in California, Maryland and Texas before August 15, 2003:
Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.06 - $102.53 per $1,000 of net amount at risk	$0.01 - $39.54 per $1,000 of net amount at risk
Charge for a 41 year old male in the preferred underwriting class during the first Policy Year	On the Policy Effective Date and each Monthly Anniversary Day	$0.21 per $1,000 of net amount at risk	$0.21 per $1,000 of net amount at risk
Mortality and Expense Risk Charge:(2)	On the Policy Effective Date and each Monthly Anniversary Day	0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% such amount	0.075% multiplied by the Variable Account Value for Policy Years 1-10 only which is equivalent to an annual rate of 0.90% such amount; 0% in Policy Years 11 and thereafter
Standard Administrative Fee:	On the Policy Effective Date and each Monthly Anniversary Day	$8.00	$8.00
For Policies applied for on or after June 1, 2003 in all states except California, Maryland and Texas or applied for in California, Maryland and Texas on or after August 15, 2003:
Administrative Charge: (Only For Policies Applied for on or After June 1, 2003)	On the Policy Effective Date and each Monthly Anniversary Day during the first 20 Policy Years	$0.10 per $1,000 of Initial Face Amount	$0.10 per $1,000 of Initial Face Amount
Administrative Charge For Face Amount Increases:
Minimum and Maximum Charge	On the Effective Date of the increase and the subsequent 11 Monthly Anniversary Days	$0.39 - $1.74 per $1,000 of any increase in Face Amount	$0.39 - $1.74 per $1,000 of any increase in Face Amount
Charge for a 39 year old male in the nontobacco underwriting class	On the Effective Date of the increase and the subsequent 11 Monthly Anniversary Days	$0.79 per $1,000 of any increase in Face Amount	$0.79 per $1,000 of any increase in Face Amount
Net Cost of Loans(3)	On each Policy Anniversary, as applicable(4)	2.00% (annually) in Policy Years 1 through 10; 0.25% in Policy Years 11 and thereafter	2.00% (annually) for standard loans, 1.00% for carryover loans in Policy Years 1 through 10; 0% in Policy Years 11 and thereafter
Optional Supplemental Rider Charges:(5)
Lapse Protection Extension Rider	On the Effective Date and each Monthly Anniversary Day	$0.06 per $1,000 of rider coverage amount	$0.06 per $1,000 of rider coverage amount
Children's Term Life Insurance Rider	On the Effective Date and each Monthly Anniversary Day	$0.45 per $1,000 of rider coverage amount	$0.45 per $1,000 of rider coverage amount
Accidental Death Benefit Rider
Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.08 - $0.16 per $1,000 of rider coverage amount	$0.08 - $0.16 per $1,000 of rider coverage amount
Charge for a 32 year old male	On the Effective Date and each Monthly Anniversary Day	$0.08 per $1,000 of rider coverage amount	$0.08 per $1,000 of rider coverage amount
Disability Benefit Rider
Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$1.50 - $24.23 per $100 of rider coverage amount	$1.50 - $24.23 per $100 of rider coverage amount
Charge for a 35 year old male	On the Effective Date and each Monthly Anniversary Day	$2.70 per $100 of rider coverage amount	$2.70 per $100 of rider coverage amount
Guaranteed Insurability Rider
Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.02 - $0.16 per $1,000 of rider coverage amount	$0.02 - $0.16 per $1,000 of rider coverage amount
Charge for a 40 year old male in the nonsmoker underwriting class	On the Effective Date and each Monthly Anniversary Day	$0.03 per $1,000 of rider coverage amount	$0.03 per $1,000 of rider coverage amount
Protected Insurability Benefit Rider
Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.03 - $0.13 per $1,000 of rider coverage amount	$0.03 - $0.13 per $1,000 of rider coverage amount
Charge for a 26 year old male	On the Effective Date and each Monthly Anniversary Day	$0.09 per $1,000 of rider coverage amount	$0.09 per $1,000 of rider coverage amount
Flexible Coverage Rider(6)
For Policies applied for on or after June 1, 2003 in all states except California, Maryland and Texas or applied for in California, Maryland and Texas on or after August 15, 2003:
Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.08 - $108.93 per $1,000 of rider coverage amount	$0.02 - $45.95 per $1,000 of rider coverage amount
Charge for a 42 year old male in the nontobacco underwriting class during the first Policy Year	On the Effective Date and each Monthly Anniversary Day	$0.22 per $1,000 of rider coverage amount	$0.05 per $1,000 of rider coverage amount
For Policies applied for before June 1, 2003 in all states except California, Maryland and Texas or applied for in California, Maryland and Texas before August 15, 2003:
Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.08 - $102.53 per $1,000 of rider coverage amount	$0.02 - $39.55 per $1,000 of rider coverage amount
Charge for a 33 year old male in the preferred underwriting class during the first Policy Year	On the Effective Date and each Monthly Anniversary Day	$0.13 per $1,000 of rider coverage amount	$0.03 per $1,000 of rider coverage amount
Term Rider for Covered Insured(6)
Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.06 - $38.28 per $1,000 of rider coverage amount	$0.02 - $29.18 per $1,000 of rider coverage amount
Charge for a 31 year old female in the nontobacco underwriting class during the first Policy Year	On the Effective Date and each Monthly Anniversary Day	$0.35 per $1,000 of rider coverage amount	$0.09 per $1,000 of rider coverage amount

(1) Cost of insurance charges vary based on individual characteristics such as the Insured's Issue Age, sex and rate (i.e., underwriting) class and the number of years that the Policy has been in force, and the Net Amount at Risk on either the Policy Effective Date or the applicable Monthly Anniversary Date. The charge generally increases with the Issue Age. In determining current cost of insurance charges, we may consider a variety of factors, including those unrelated to mortality experience. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's specification page will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Home Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Issue Age, sex and rate classification of the Insured, and the Face Amount, planned premiums, and riders requested. The cost of insurance charge shown in the above table has been rounded to the nearest hundredth. See "Charges and Deductions" for additional information.

(2) In Maryland, for Policies applied for on or after August 15, 2003, the monthly mortality and expense risk charge to be deducted is equal to 0.042% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.50% of such amount.

(3) The Net Cost of Loans is the difference between the amount of interest we charge you for a loan and the amount of interest we credit based upon the amount in your Loan Account.

(4) As long as a loan is outstanding, loan interest must be paid in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, Lapse, surrender, termination, or the Insured's death.

(5) Charges for most of the riders vary based on individual characteristics such as the Insured's Issue Age, sex and underwriting class, the number of years that the Policy has been in force, and the net amount at risk. Charges based on actual age generally increase as the Insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Home Office.

(6) This charge has been rounded to the nearest hundredth. Please contact your registered representative for additional information.

FUND EXPENSES

The next item shows the minimum and maximum total operating expenses deducted from the total net assets of the Funds (before waiver or reimbursement) during the fiscal year ended December 31, 2018. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Annual Fund Operating Expenses:

Range of Expenses for the Funds

	Minimum		Maximum
Total Annual Fund Operating Expenses	0.20	-	1.64(*)
(total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)

(*) The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund's expenses.

For information concerning compensation paid to sales representatives in connection with the sale of the Policies, see "Sale of the Policies."

THE POLICY

Purchasing a Policy

To purchase a Policy, you must submit a completed application and at least the minimum initial premium payment through a licensed representative of Protective Life who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. Protective Life requires satisfactory evidence of the insurability, which may include a medical examination of the Insured. Generally, Protective Life will issue a Policy covering an Insured up to age 80 (or age 75 for Policies applied for before June 1, 2003 in most states and before August 15, 2003 in California, Maryland and Texas) if evidence of insurability satisfies Protective Life's underwriting rules. Minimum age requirements may apply. Acceptance of an application depends on Protective Life's underwriting rules, and Protective Life may reject an application for any reason. With your consent, a Policy may be issued on a basis other than that applied for (i.e., on a higher premium class basis due to increased risk factors). A Policy is issued after Protective Life approves the application. Payment of Premium is not a requirement to issue a Policy but your insurance will not take effect until you pay your minimum initial premium. Premium may be collected at the time of Policy delivery.

In certain states a Policy may be available only as a group contract. If you purchase a group contract, we will issue you a certificate that represents your ownership and summarizes the provisions of the group contract. References to "Policy" in this Prospectus include certificates, unless the context requires otherwise.

Insurance coverage under a Policy begins on the Policy Effective Date. Temporary life insurance coverage also may be provided under the terms of a temporary insurance agreement. Under such agreements, the total amount of insurance which may become effective prior to the Policy Effective Date may not exceed $1,000,000 (including the amount of any life insurance and accidental death benefits then in force or applied for with the Company), may be dependent on satisfactory underwriting and other conditions and may not be in effect for more than 60 days. In addition, such agreement may not be issued on proposed Insureds under 15 days of age.

In order to obtain a more favorable Issue Age, Protective Life may permit the Owner to "backdate" a Policy by electing a Policy Effective Date up to six months prior to the date of the original application, subject to state requirements (3 months in Ohio, not allowed in Montana). Charges for the Monthly Deduction for the backdated period are deducted as of the Policy Effective Date and the calculation of the Policy's lapse protection will include the Minimum Monthly Premiums for the backdated period.

The Owner of the Policy may exercise all rights provided under the Policy. The Insured is the Owner, unless a different person is named as Owner in the application. By Written Notice received by Protective Life at the Home Office while the Insured is living, the Owner may name a contingent Owner or a new Owner. If there are joint Owners, all Owners must authorize the exercise of any right under the Policy. Unless the Owner provides otherwise, in the event of one joint Owner's death, ownership passes to any surviving joint Owner(s). Unless a contingent Owner has been named, ownership of the Policy passes to the estate of the last surviving Owner upon his or her death. A change in Owner may have tax consequences.

Fees, charges and benefits available under the Policy may vary depending on the state in which the Policy is issued.

Cancellation Privilege

You may cancel your Policy for a refund during the Cancellation Period by returning it to Protective Life's Home Office or to the sales representative who sold it along with a written cancellation request. The Cancellation Period is determined by the law of the state in which the application is signed and is shown in your Policy. In most states it expires at the latest of

  10 days after you receive your Policy, or
  45 days after you sign your application.

For Policies applied for before June 1, 2003 in most states and before August 15, 2003 in California, Maryland and Texas, the Cancellation Period in certain states also extends to a date that is 10 days after Protective Life mails or delivers a Notice of Right of Withdrawal, if later.

Return of the Policy by mail is effective upon receipt by Protective Life. We will treat the Policy as if it had never been issued. Within seven calendar days after receiving the returned Policy, Protective Life will refund the sum of the difference between premiums paid and amounts allocated to the Fixed Account or the Variable Account,
  Fixed Account Value determined as of the Valuation Day the returned Policy is received, and
  Variable Account Value determined as of the Valuation Day the returned Policy is received.

This amount may be more or less than the aggregate premiums paid. In states where required, Protective Life will refund premiums paid.

Changes in the Policy or Benefits

At any time Protective Life may make such changes in the Policy as are necessary to assure compliance with any applicable laws or with regulations or rulings issued by a government agency. This includes, but is not limited to, changes necessary to comply at all times with the definition of life insurance prescribed by the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or the "Code"). Any such changes will apply uniformly to all affected Policies and Owners will receive notification of such changes.

PREMIUMS

Minimum Initial Premium. The minimum initial premium required depends on a number of factors, including the age, sex and rate class of the proposed Insured, the Initial Face Amount requested by the applicant, any supplemental riders requested by the applicant and the planned periodic premiums that the applicant selects. Consult your sales representative for information about the initial premium required for the coverage you desire.

Planned Periodic Premiums. In the application the Owner selects a plan for paying level premiums at specified intervals (i.e., quarterly, semi-annually or annually). At the Owner's election, we will also arrange for payment of planned periodic premiums on a monthly basis (on any day except the 29th, 30th, or 31st of a month) under a pre-authorized payment arrangement. You are not required to pay premiums in accordance with these plans. You can pay more or less than planned or skip a planned periodic premium entirely. See "Policy Lapse and Reinstatement." Subject to the limits described below, you can change the amount and frequency of planned periodic premiums at any time by Written Notice to Protective Life at the Home Office. Additional premiums may be required to maintain the Policy, depending on a number of factors including past premiums paid, investment experience and loans and/or withdrawals on the Policy.

Unless you have arranged to pay planned periodic premiums by pre-authorized payment arrangement or have otherwise requested, you will be sent reminder notices for planned periodic premiums.

Unscheduled Premiums. Subject to the limitations described below, additional unscheduled premiums may be paid in any amount and at any time. By Written Notice to Protective Life at the Home Office, the Owner may specify that all unscheduled premiums are to be applied as repayments of Policy Debt, if any.

Premium Limitations. Premiums may be paid by any method acceptable to Protective Life. If by check, the check must be from an Owner (or the Owner's designee other than a sales representative), payable to Protective Life, and be dated prior to its receipt at the Home Office.

Additional limitations apply to premiums. Premium payments must be at least $150 ($50 if paid monthly by a pre-authorized payment arrangement) and must be remitted to the Home Office. Protective Life also reserves the right to limit the amount and frequency of any premium payment. In addition, at any point in time aggregate premiums paid under a Policy may not exceed limitations for life insurance policies as set forth in the Internal Revenue Code. See "Tax Considerations" and the discussion of Guideline Premium Limitation and Cash Value Accumulation Test under "Death Benefit Proceeds." Protective Life will immediately refund any portion of any premium payment, with interest thereon, that is determined to be in excess of the limits established by law to qualify a Policy as a contract for life insurance. Protective Life will also monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Internal Revenue Code, if applicable. See "Tax Considerations."

Premium Payments Upon Increase in Face Amount. Depending on the Policy Value at the time of an increase in the Face Amount and the amount of the increase requested, an additional premium payment may be necessary to keep the Policy in force or a change in the amount of planned periodic premiums may be advisable. You will be notified if a premium payment is necessary or a change is appropriate.

Net Premium Allocations

You must indicate in the application how Net Premiums are to be allocated to the Sub-Accounts and/or to the Fixed Account. These allocation instructions apply to both initial and subsequent Net Premiums. You may change the allocation instructions in effect at any time by Written Notice to Protective Life at the Home Office. Whole percentages must be used. The sum of the allocations to the Sub-Accounts and the Fixed Account must be equal to 100% of any Net Premiums. Protective Life reserves the right to establish (i) a limitation on the number of Sub-Accounts to which Net Premiums may be allocated and/or (ii) a minimum allocation requirement for the Sub-Accounts and the Fixed Account. Currently, the minimum amount that can be allocated to any Sub-Account or the Fixed Account is 3% of any Net Premiums.

For Policies issued in states where, upon cancellation during the Cancellation Period, Protective Life returns at least your premiums, Protective Life reserves the right to allocate your initial Net Premium (and any subsequent Net Premiums paid during the Cancellation Period) to the Oppenheimer Government Money Fund/VA Sub-Account or the Fixed Account until the expiration of the number of days in the Cancellation Period plus 6 days starting from the date that the Policy is mailed from the Home Office. Thereafter, the Policy Value in the Oppenheimer Government Money Fund/VA Sub-Account or the Fixed Account and all Net Premiums will be allocated according to your allocation instructions then in effect.

If Protective Life receives a premium payment not requiring additional underwriting at the Home Office before 3:00 p.m. Central Time, Protective Life will process the payment as of the Valuation Day it is received. Protective Life processes premium payments received at the Home Office at or after 3:00 p.m. Central Time as of the next Valuation Day. However, premium will not be accepted in connection with an increase in Face Amount until underwriting has been completed. When approved, Net Premium received will be allocated in accordance to your allocation instructions then in effect.

Unless designated by the Owner as a loan repayment, premiums received from Owners (other than planned periodic premiums) are treated as unscheduled premiums.

CALCULATION OF POLICY VALUE

Variable Account Value

The Variable Account Value reflects the investment experience of the Sub-Accounts to which it is allocated, any premiums allocated to the Sub-Accounts, transfers in or out of the Sub-Accounts, any withdrawals of Variable Account Value, any Surrender Charges deducted, and Monthly Deductions. There is no guaranteed minimum Variable Account Value. A Policy's Variable Account Value therefore depends upon a number of factors. The Variable Account Value for a Policy at any time is the sum of the Sub-Account Values for the Policy on the Valuation Day most recently completed.

Determination of Units

For each Sub-Account, the Net Premium(s) or unloaned Policy Value transferred are converted into units. The number of units credited is determined by dividing the dollar amount directed to each Sub-Account by the value of the unit for that Sub-Account for the Valuation Day on which the Net Premium(s) or transferred amount is invested in the Sub-Account. Therefore, Net Premiums allocated to or amounts transferred to a Sub-Account under a Policy increase the number of units of that Sub-Account credited to the Policy.

Determination of Unit Value

The unit value at the end of every Valuation Day is the unit value at the end of the previous Valuation Day times the net investment factor, as described below. The Sub-Account Value for a Policy is determined on any day by multiplying the number of units attributable to the Policy in that Sub-Account by the unit value for that Sub-Account on that day.

Net Investment Factor

The net investment factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of a unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2), where:

  is the result of:
    the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus the per share amount of any dividend or capital gain distributions made by the Fund to the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus a per share charge or credit for any taxes reserved for, which is determined by Protective Life to have resulted from the operations of the Sub-Account.
  is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the last prior Valuation Period.

Fixed Account Value

The Fixed Account Value under a Policy at any time is equal to: (1) the Net Premium(s) allocated to the Fixed Account, plus (2) amounts transferred to the Fixed Account, plus (3) interest credited to the Fixed Account, less (4) transfers from the Fixed Account (including any transfer fees deducted), less (5) withdrawals from the Fixed Account (including any withdrawal charges deducted), less (6) Surrender Charges deducted in the event of a decrease in Face Amount, less (7) loans, less (8) Monthly Deductions. See "The Fixed Account," for a discussion of how interest is credited to the Fixed Account.

Policy Value Credit

Subject to the conditions described below, at the end of the tenth Policy Year and at the end of each Policy Year thereafter, the Company credits additional Policy Value to your Policy. The amount of the credit depends on the unloaned Policy Value at the end of the appropriate Policy Year. On the tenth and subsequent Policy Anniversaries as of which unloaned Policy Value is at least $50,000 but less than $250,000 ($500,000 for Policies applied for before June 1, 2003 in most states and before August 15, 2003 in California, Maryland and Texas), the credit is equal to 0.50% of the unloaned Policy Value. On the tenth and subsequent Policy Anniversaries as of which the unloaned Policy Value is equal to or greater than $250,000 ($500,000 for Policies applied for before June 1, 2003 in most states and before August 15, 2003 in California, Maryland and Texas), the credit is equal to 1% of the unloaned Policy Value. No credit is made on Policy Anniversaries if the unloaned Policy Value at the end of the Policy Year is less than $50,000 or on Policy Anniversaries one through nine. In addition, for Policies applied for before June 1, 2003 in most states and before August 15, 2003 in California, Maryland and Texas, the Company only makes the credit on Policy Anniversaries as of which the current annual effective interest rate being credited to Fixed Account Value exceeds the guaranteed annual effective interest rate shown in the Policy. State variations of the Policy Value Credit may apply.

When made, the Company allocates credits to Policy Value among the various Sub-Accounts and the Fixed Account in accordance with the Owner's allocation instructions for Net Premiums. Credits to Policy Value are not subject to the premium expense charge or the Surrender Charge and are not treated as Net Premium for tax purposes.

DEATH BENEFIT PROCEEDS

As long as the Policy remains in force, Protective Life will pay the Death Benefit Proceeds upon receipt at the Home Office of Due Proof of Death of the Insured. Protective Life may require return of the Policy. The Death Benefit Proceeds are paid to the primary Beneficiary or a contingent Beneficiary. The Owner may name one or more primary or contingent Beneficiaries. Unless designated irrevocably, the Owner may change the Beneficiary by Written Notice prior to the death of any Owner. If no Beneficiary survives the Insured, the Death Benefit Proceeds are paid to the Owner or the Owner's estate. Death Benefit Proceeds are paid in a lump sum or under a settlement option. Payment of the Death Benefit Proceeds may have tax consequences. See "Tax Considerations - Tax Treatment of Life Insurance Death Benefit Proceeds."

Please note that any Death Benefit payment we make in excess of the Variable Account Value, including payments under any rider, is subject to our financial strength and claims-paying ability.

Calculation of Death Benefit Proceeds

The Death Benefit Proceeds are equal to the Death Benefit calculated as of the date of the Insured's death, plus benefits under any supplemental riders or endorsements, minus (1) any Policy Debt on that date, (2) any liens for payments made under an accelerated death benefit rider or endorsement including accrued interest, and (3) any past due Monthly Deductions if the Insured died during the grace period.

The calculation of the Death Benefit depends on the Death Benefit option selected, as described below, and the federal tax compliance test applicable to the Policy. There are two federal tax compliance tests: (1) the guideline premium limitation/cash value corridor test, and (2) the cash value accumulation test. The Policies have been designed to comply with the guideline premium limitation/cash value corridor test. However, if available at the time you apply for your Policy, you may purchase your Policy with a Cash Value Accumulation Test Endorsement. With this endorsement, the Policy will satisfy the cash value accumulation test. Under certain circumstances, the amount of the Death Benefit may be adjusted. Once the Policy has been issued, the federal tax compliance test may not be changed. Generally the choice of federal tax compliance test will depend on your expected premium payment pattern and future plans for the Policy. You should consult your registered representative for more information before making your determination.

The Death Benefit Proceeds are payable when Protective Life receives a properly completed claim form and Due Proof of Death of the Insured while the Policy is in force. The Death Benefit Proceeds will be paid to the Beneficiary, or Beneficiaries, in a lump sum, unless a Settlement Option has been selected. If there is more than one Beneficiary, each Beneficiary must submit instructions in Good Order specifying the manner in which they wish to receive their portion of the Death Benefit Proceeds. The Death Benefit Proceeds are determined as of the date of the Insured’s death and are moved to the general account until payment is made. Protective Life will pay interest on the Death Benefit Proceeds payable to each Beneficiary determined in accordance with applicable state law to the date of payment.

Policy Value and in some instances the Death Benefit are impacted by investment experience, separate account and Policy charges, and fund expenses. The Death Benefit is also affected by the Death Benefit Option chosen, withdrawals, and decreases in Face Amount and the Death Benefit Proceeds are affected by Policy Debt and liens on the Policy (including accrued interest) and any past due Monthly Deductions (if the Insured died during the grace period).

Death Benefit Options

Death Benefit Options Under Policies Complying with the Guideline Premium Limitation/Cash Value Corridor Test.  If the Policy is not issued with a Cash Value Accumulation Test Endorsement, it will satisfy the guideline premium limitation/cash value corridor test of federal tax law and the Death Benefit is determined as follows:

  Under Death Benefit Option A, the Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) a specified percentage of the Policy Value on the date of the Insured's death as indicated on a table set forth in the Policy.
  Under Death Benefit Option B, the Death Benefit is the greater of: (1) the Face Amount under the Policy plus the Policy Value on the date of the Insured's death, or (2) a specified percentage of the Policy Value on the date of the Insured's death as indicated on a table set forth in the Policy.

The specified percentage under both options is 250% when the Insured has reached an Attained Age of 40 or less by date of death, and decreases each year thereafter to 100% when the Insured has reached an Attained Age of 95 or greater at death. A table showing these percentages for Attained Ages 0 to 95 and examples of Death Benefit calculations for both Death Benefit Options are found in Appendix A.

Under Death Benefit Option A, the Death Benefit remains level at the Face Amount unless the Policy Value multiplied by the specified percentage of Policy Value exceeds that Face Amount, in which event the Death Benefit varies as the Policy Value varies. Owners who are satisfied with the amount of their insurance coverage under the Policy and who prefer to have favorable investment performance and additional premiums reflected in higher Policy Value, rather than increased Death Benefits, generally should select Option A. Under Death Benefit Option B, the Death Benefit always varies as the Policy Value varies (although it is never less than the Face Amount). Owners who prefer to have favorable investment performance and additional premiums reflected in increased Death Benefits generally should select Option B.

Death Benefit Options Under Policies with the Cash Value Accumulation Test Endorsement.  If the Policy is issued with a Cash Value Accumulation Test Endorsement, the Death Benefit is determined as follows:

  Under Death Benefit Option A, the Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) the minimum death benefit described below.
  Under Death Benefit Option B, the Death Benefit is the greater of: (1) the Face Amount under the Policy plus the Policy Value on the date of the Insured's death, or (2) the minimum death benefit described below.

The minimum death benefit at any time is the amount of level death benefit that the Policy Value would purchase if paid as a net single premium at such time. Such net single premium is determined according to the Cash Value Accumulation Test prescribed under Section 7702 of the Internal Revenue Code, as amended or its successor, if such amendment or successor is applicable to the Policy.

For purposes of determining this net single premium, the mortality charges taken into account generally are the maximum mortality charges guaranteed under the Policy. Such charges do not, however, exceed the maximum charges permitted to be taken into account under the Cash Value Accumulation Test of Section 7702. In determining the net single premium, the interest rate taken into account is the greater of an annual effective interest rate of 4 percent or the annual effective credited interest rate or rates guaranteed on issuance of the Policy. For purposes of calculating the Cash Value Accumulation Test, the Policy is deemed to mature on the date the Insured attains age 100, and the Policy Value deemed to exist on such date shall not exceed the least amount payable as a death benefit at any time under the Policy.

Changing Death Benefit Options

The Owner must indicate a Death Benefit Option in the application for the Policy. On or after the first Policy Anniversary, the Owner may change the Death Benefit Option on the Policy subject to the following rules. After any change, the Face Amount must be at least $100,000. The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that Protective Life approves the request. Protective Life may require satisfactory evidence of insurability. All changes must be approved by Protective Life at the Home Office before they will be effective. Protective Life reserves the right to decline to change the Death Benefit Option if the change would cause the Policy to fail to qualify as a life insurance contract under the Internal Revenue Code.

When a change from Option A to Option B is made, the Face Amount after the change is effected will be equal to the Face Amount before the change less the Policy Value on the effective date of the change. When a change from Option B to Option A is made, the Face Amount after the change will be equal to the Face Amount before the change is effected plus the Policy Value on the effective date of the change.

Changing the Face Amount

On or after the first Policy Anniversary, the Owner may request a change in the Face Amount. The request must be received in writing in Good Order at the Home Office.

Increasing the Face Amount.  Any increase in the Face Amount must be at least $10,000 and an application must be submitted in Good Order. Protective Life reserves the right to require satisfactory evidence of insurability. In addition, the Insured's current Attained Age must be less than the maximum Issue Age for the Policies, as determined by Protective Life from time to time. A change in planned periodic premiums may be advisable. See "Premiums Upon Increase in Face Amount." The increase in Face Amount will become effective as of the date shown on the supplemental Policy Specifications Page (which will be sent to you), and the Policy Value will be adjusted to the extent necessary to reflect a Monthly Deduction as of the effective date based on the increase in Face Amount. When the Policy's lapse protection is in effect, the Policy's Minimum Monthly Premium amount will also generally be increased.

An administrative fee will be charged for the first twelve months following an increase in the Face Amount.

As with the Policy itself, a Face Amount increase is subject to a cancellation privilege. Therefore, the Owner may exercise the privilege by canceling any increase in Face Amount within the prescribed Cancellation Period. In such an event, unless the Owner requests otherwise, an amount will be refunded (i.e., credited back to the Policy Value) as described above except that if no additional premiums were required in connection with the Face Amount increase, then the amount refunded is limited to that portion of the first Monthly Deduction following the increase that is attributable to cost of insurance charges for the increase and the monthly administrative fee for the increase. Increasing the Face Amount of the Policy may increase the Death Benefit and may have the effect of increasing monthly cost of insurance charges. Increasing the Face Amount may also have tax consequences. See "Tax Considerations - Other Considerations." Please consult your tax advisor.

Decreasing the Face Amount.  If a decrease in the Face Amount would result in total premiums paid exceeding the premium limitation prescribed under current tax law to qualify your Policy as a life insurance contract, Protective Life will immediately return to you the amount of such excess above the premium limitation. Although Protective Life will attempt to notify an Owner if a decrease in the Face Amount will cause a Policy to be considered a modified endowment contract, we will not automatically return premium. See "Tax Considerations - Policies which are MECs."

Protective Life reserves the right to decline a request to decrease the Face Amount if compliance with the Guideline Premium Limitation under current tax law resulting from such a decrease would result in immediate termination of the Policy, or if to effect the requested decrease, payments to the Owner would have to be made from Policy Value for compliance with the Guideline Premium Limitation, and the amount of such payments would exceed the Surrender Value under the Policy.

The Face Amount after any decrease must be at least $100,000. Protective Life reserves the right to prohibit any decrease in Face Amount (1) for 3 years following an increase in Face Amount and (2) for one Policy Year following the last decrease in Face Amount. If the Initial Face Amount of the Policy has been increased prior to the requested decrease, then the decrease will first be applied against any previous increases in Face Amount in the reverse order in which they occurred. The decrease will then be applied to the Initial Face Amount. A decrease in Face Amount will become effective on the Monthly Anniversary Day that coincides with or next follows receipt and acceptance of a request at the Home Office.

Decreasing the Face Amount of the Policy may have the effect of decreasing monthly cost of insurance charges. However, if the initial Face Amount is decreased during the first 10 Policy Years, a Surrender Charge will apply. Decreasing the Face Amount also may have tax consequences.

Additional coverage from the Flexible Coverage Rider (FCR)

An Owner may also obtain additional insurance coverage on the Insured by purchasing a FCR at the time the Policy is issued (or later, subject to availability and additional underwriting). Limitations on the amount of such coverage may apply. A FCR increases the Death Benefit under the Policy by the face amount of the FCR. The face amount of the FCR does not vary with the investment experience of the Variable Account. In addition, a FCR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to Lapse). The cost of insurance charge for the FCR is deducted from the Policy Value as part of the Monthly Deduction. See "Monthly Deduction - Cost of Insurance Charge under a FCR." No surrender or premium expense charge is assessed in connection with a FCR.

Neither the Policy's lapse protection provision nor the related lapse protection extension rider extends to coverage under the FCR. Therefore, the FCR will Lapse (i.e., terminate) as of any date when the Policy would have lapsed, but for the effectiveness of the lapse protection provision or the lapse protection provided by the related lapse protection extension rider.

Owners may increase or decrease the face amount of a FCR separately from the Face Amount of a Policy. Likewise, the Face Amount of a Policy may be increased or decreased without affecting the face amount of a FCR. Since no Surrender Charge is assessed in connection with a decrease of FCR face amount, such a decrease may be less expensive than a decrease in Face Amount of the Policy if the Face Amount decrease would be subject to a Surrender Charge. On the other hand, continuing coverage on such an increment of Face Amount may have a cost of insurance charge that is higher than the same increment of face amount under the FCR. Owners should consult their sales representative before deciding whether to decrease the Face Amount of the Policy or the FCR face amount.

Owners should consult their sales representative when deciding whether to purchase a FCR. This rider is not available in New Jersey.

Settlement Options

The Policy offers a variety of ways of receiving proceeds payable under the Policy, such as on surrender or death, other than in a lump sum. These alternative settlement options are summarized in the Statement of Additional Information. Any sales representative authorized to sell this Policy can further explain these settlement options upon request. All of these settlement options (except one) are forms of fixed-benefit annuities, which do not vary with the investment performance of a separate account. Under each of the fixed-benefit settlement options, no surrender or withdrawal may be made once payments have begun.

Escheatment of Death Benefit

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of 3 to 5 years from the date the Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, Protective Life is still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim the Death Benefit with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, by telephone, or other approved electronic means to the Home Office.

TRANSFERS OF POLICY VALUE

Upon receipt of Written Notice to Protective Life at the Home Office you may transfer the Fixed Account Value or any Policy Value in a Sub-Account to other Sub-Accounts or the Fixed Account, subject to certain restrictions described below. Transfers (including telephone transfers — described below) received at the Home Office before 3:00 p.m. Central Time are processed as of the Valuation Day the request is received. Requests received at or after 3:00 p.m. Central Time are processed as of the next Valuation Day. Protective Life may, however defer transfers under the same conditions that payment of Death Benefit Proceeds, withdrawals and surrenders may be delayed. See "Suspension or Delay of Payments". The minimum amount that may be transferred is the lesser of $100 or the entire amount in any Sub-Account or the Fixed Account from which the transfer is made. If, after the transfer, the amount remaining in a Sub-Account(s) or the Fixed Account would be less than $100, Protective Life reserves the right to transfer the entire amount instead of the requested amount. Protective Life reserves the right to restrict the maximum amount which may be transferred from the Fixed Account in any Policy Year. The maximum is currently the greater of $2,500 or 25% of the Fixed Account Value. Due to this limitation, if you want to transfer all of your Policy Value from the Fixed Account to the Variable Account, it may take several years to do so. Protective Life reserves the right to limit transfers to 12 per Policy Year. For each additional transfer over 12 in any Policy Year, Protective Life reserves the right to charge a transfer fee. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers.The transfer fee, if any, is deducted from the amount being transferred. We have the right to restrict such transfers until the later of thirty days after the Policy Effective Date or six days after the expiration of the Cancellation Period.

Limitations on frequent transfers, including "market timing" transfers.  Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of a Fund's portfolio securities and the reflection of that change in the Fund's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next Valuation Day or thereafter.

When you request a transfer among the Sub-Accounts, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other Owners, beneficiaries or Owners of other variable life insurance policies we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:

  Increased brokerage trading and transaction costs;
  Disruption of planned investment strategies;
  Forced and unplanned liquidation and portfolio turnover;
  Lost opportunity costs; and
  Large asset swings that decrease the Fund's ability to provide maximum investment return to all Policy Owners.

In order to try to protect our Policy Owners and the Funds from the potential adverse effects of frequent transfer activity, the Company has implemented certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other Policy Owners' beneficiaries and Policy Owners of other variable life policies we issue that invest in the Variable Account.

We monitor transfer activity in the Policies to identify frequent transfer activity in any Policy. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-Accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include transfers made pursuant to the dollar-cost averaging and Portfolio Rebalancing programs when monitoring for frequent transfer activity.

When we identify transfer activity exceeding our established parameters in a Policy or group of Policies that appear to be under common control, we suspend non-written methods of requesting transfers for that Policy or group of Policies. All transfer requests for the affected Policy or group of Policies must be made by Written Notice in Good Order to the Home Office. We notify the affected Policy Owner(s) in writing of these restrictions.

In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds' policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Fund.

Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund's refusal or restriction on purchases or redemptions. We will notify the Policy Owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that Policy Owner's transfer request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual Fund shares within a certain number of business days after purchase). We also reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each of the Funds for more information about its ability to refuse or restrict purchases or redemptions of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.

We apply our Market Timing Procedures consistently to all Policy Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.

Policy Owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Policy Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.

Reservation of Rights

Protective Life reserves the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time, for any class of Policies, for any reason. In particular, we reserve the right not to honor transfer requests by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Policies. In the event Protective Life chooses to exercise these rights, we will notify the affected Owners in writing or through a supplement to this Prospectus.

Telephone Transfers

Transfers may be made upon instructions given by telephone, provided the appropriate election has been made on the application or written authorization is provided.

Protective Life will confirm all transfer instructions communicated by telephone. For telephone transfers we require a form of personal identification prior to acting on instructions received by telephone. We also make a tape-recording of the instructions given by telephone. If we follow these procedures we are not liable for any losses due to unauthorized or fraudulent instructions. Protective Life reserves the right to suspend telephone transfer privileges at any time for any class of Policies.

A number of telephonic or electronic services may be available or become available in the future. Telephone and online transfers, and transfers via facsimile, may not always be available. Telephone and computer systems, whether yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing to the Home Office.

Dollar-Cost Averaging

If you elect at the time of application or at any time thereafter by Written Notice to Protective Life at the Home Office, you may systematically and automatically transfer, on a monthly or quarterly basis, specified dollar amounts subject to the following restriction: no transfers may be made into the Fixed Account. This is known as the dollar-cost averaging method of investment. By transferring on a regularly scheduled basis as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations in Sub-Account unit values. Protective Life, however, makes no guarantee that the dollar-cost averaging method will result in a profit or protect against loss.

To elect dollar-cost averaging, Policy Value in the Source Sub-Account or the Fixed Account must be at least $5,000 at the time of election. Automatic transfers for dollar-cost averaging are subject to all transfer restrictions other than the maximum transfer amount from the Fixed Account restriction and limits on frequent transfer activity. Automatic transfers for dollar-cost averaging will not count toward the 12 transfers permitted each Policy Year if Protective Life elects to limit the number of transfers or impose the transfer fee. You may elect dollar cost averaging for periods of at least 6 months but no longer than 48 months. At least $100 must be transferred each month or $300 each quarter. Dollar-cost averaging transfers may commence on any day of the month that you request except the 29th, 30th, or 31st. If no day is selected, transfers will occur on the Monthly Anniversary Day. We have the right to restrict these transfers until 6 days after the end of the Cancellation Period.

Once elected, Protective Life will continue to process dollar-cost averaging transfers until the earlier of the following: (1) the number of designated transfers has been completed, (2) the Policy Value in the appropriate source Sub-Account or the Fixed Account is depleted, (3) the Owner, by Written Notice received by Protective Life at the Home Office, instructs Protective Life to cease the automatic transfers, (4) a grace period begins under the Policy, or (5) the maximum amount of Policy Value has been transferred under a dollar-cost averaging election.

Automatic transfers made to facilitate dollar-cost averaging will not count toward the 12 transfers permitted each Policy Year if Protective Life elects to limit the number of transfers or impose the transfer fee. Protective Life reserves the right to discontinue offering automatic dollar-cost averaging transfers upon 30 days written notice.

Portfolio Rebalancing

At the time of application or at any time thereafter by Written Notice in Good Order to Protective Life, you may instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). Such percentage allocations must be in whole numbers and must allocate amounts only among the Sub-Accounts. No amounts will be transferred to the Fixed Account as part of Portfolio Rebalancing. A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. Unless you instruct otherwise when electing rebalancing, the percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing. Any allocation instructions, including Portfolio Rebalancing allocation instructions, that you give us that differ from your then current Net Premium allocation instructions will be deemed to be a request to change your Net Premium allocation. Portfolio Rebalancing may commence on any day of the month that you request except the 29th, 30th or 31st. If no day is selected, rebalancing will occur on each applicable Monthly Anniversary Day. We have the right to restrict Portfolio Rebalancing until six days after the end of the Cancellation Period.

Once elected, Portfolio Rebalancing begins on the first quarterly, semi-annual or annual anniversary following election. You may change or terminate Portfolio Rebalancing by Written Notice in Good Order received by Protective Life at the Home Office, or by telephone if you have previously authorized us to take telephone instructions. If Protective Life elects to limit the number of transfers or impose the transfer fee Portfolio Rebalancing transfers will not count as one of the 12 free transfers available during any Policy Year. Protective Life reserves the right to discontinue Portfolio Rebalancing upon 30 days written notice.

SURRENDERS AND WITHDRAWALS

Surrender Privileges

At any time while the Policy is still in force and while the Insured is still living, you may surrender your Policy for its Surrender Value. Surrender Value is determined as of the end of the Valuation Period during which the Written Notice in Good Order requesting the surrender, the Policy and any other required documents are received by Protective Life at the Home Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. Protective Life will process any surrender request in Good Order received at the Home Office at or after the end of the Valuation Period on the next Valuation Day. A Surrender Charge may apply. The Surrender Value is paid in a lump sum unless the Owner requests payment under a settlement option. Payment is generally made within 7 calendar days. A Policy which terminates upon surrender cannot later be reinstated. (See "Tax Considerations.")

Withdrawal Privileges

At any time after the first Policy Year, an Owner, by Written Notice in Good Order received at the Home Office, may make a withdrawal of Surrender Value of not less than $500. Protective Life will withdraw the amount requested, plus a withdrawal charge, from unloaned Policy Value as of the end of the Valuation Period during which the Written Notice in Good Order is received at the Home Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time.

Protective Life will process any withdrawal request in Good Order received at the Home Office at or after the end of the Valuation Period on the next Valuation Day.

The Owner may specify the amount of the withdrawal to be made from any Sub-Account or the Fixed Account. If the Owner does not so specify, or if the Sub-Account Value or Fixed Account Value is insufficient to carry out the request, the withdrawal from each Sub-Account and the Fixed Account is based on the proportion that such Sub-Account(s) Value and Fixed Account Value bears to the total unloaned Policy Value on the Valuation Day immediately prior to the Withdrawal. Payment is generally made within seven calendar days.

If Death Benefit Option A is in effect, Protective Life reserves the right to reduce the Face Amount by the withdrawn amount. Protective Life may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective Life's then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective Life. If the Face Amount at the time of the withdrawal includes increases from the Initial Face Amount and the withdrawal requires a decrease of Face Amount, the reduction is made first from the most recent increase, then from prior increases, if any, in reverse order of their being made and finally from the Initial Face Amount. Withdrawals may have tax consequences. (See "Tax Considerations.")

POLICY LOANS

You may obtain two types of loans under a Policy, a standard loan and/or a carry-over loan. A carry-over loan is a loan which is transferred from another policy that is exchanged for the Policy under Section 1035 of the Internal Revenue Code. A carry-over loan must be approved by Protective Life and can only be executed at the time of issue. After the first Policy Anniversary and while the Insured is still living, you may borrow from Protective Life under a standard loan using the Policy as the security for the loan. A standard loan is any loan that is not a carry-over loan. Policy loans must be requested by Written Notice received at the Home Office. Generally the minimum loan amount is $500 and the maximum loan amount is 90% of the Policy's Cash Value. This maximum is reduced by any Policy Debt or any lien outstanding (including accrued interest) on the Valuation Day your loan request is received. State variations may apply. Outstanding Policy Debt and any lien therefore reduces the amount available for new Policy loans. Loan proceeds generally are mailed within seven calendar days of the loan being approved.

Loan Collateral

When a Policy loan is made, an amount equal to the loan is transferred out of the Sub-Accounts and the Fixed Account and into a Loan Account established for the Policy. Like the Fixed Account, a Policy's Loan Account is part of Protective Life's General Account and amounts therein earn interest as credited by Protective Life from time to time. Because Loan Account values are part of Policy Value, a loan will have no immediate effect on the Policy Value. In contrast, Surrender Value (including, as applicable, Variable Account Value and Fixed Account Value) under a Policy is reduced immediately by the amount transferred to the Loan Account. The Owner can specify the Sub-Accounts and the Fixed Account from which collateral is transferred to the Loan Account. If no allocation is specified, collateral is transferred from each Sub-Account and from the Fixed Account in the same proportion that the value in each Sub-Account and the Fixed Account bears to the total unloaned Policy Value on the date that the loan is made.

On each Policy Anniversary, an amount of Policy Value equal to any due and unpaid loan interest (explained below), is also transferred to the Loan Account. Such interest is transferred from each Sub-Account and the Fixed Account in the same proportion that each Sub-Account Value and the Fixed Account Value bears to the total unloaned Policy Value.

Loan Repayment

You may repay all or part of your Policy Debt (the amount borrowed plus unpaid interest) at any time while the Insured is living and the Policy is in force. Loan repayments in Good Order must be sent to the Home Office and are credited as of the Valuation Day received. The Owner may specify by Written Notice that any unscheduled premiums paid while a loan is outstanding be applied as loan repayments. (Loan repayments, unlike unscheduled premium payments, are not subject to the premium expense charge.) When a loan repayment is made, Policy Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Sub-Accounts and the Fixed Account. Thus, a loan repayment will have no immediate effect on the Policy Value, but the Surrender Value (including, as applicable, Variable Account Value and Fixed Account Value) under a Policy is increased immediately by the amount transferred from the Loan Account. Unless specified otherwise by the Owner(s), amounts are transferred to the Sub-Accounts and the Fixed Account in the same proportion that Net Premiums are allocated. Protective Life's ability to credit interest on Policy Value in the Loan Account is subject to the Company's financial strength and claims paying ability.

Interest

Protective Life charges interest daily on any outstanding loan at the following effective annual rates:

Loan Interest Rates
Type of Policy	Current Charge	Guaranteed Charge	Current Carry-Over Loan Charge	Guaranteed Carry-Over Loan Charge
Policies Applied for on or after June 1, 2003 in all states except California, Maryland and Texas, and in California, Maryland and Texas on or after August 15, 2003
Policy Years 2-10 (1-10 for Carry-Over Loans)	5.0%	5.0%	4.0%	5.0%
Policy Years 11 and greater	3.0%	3.25%	3.0%	3.25%
Policies Applied for before June 1, 2003 in all states except California, Maryland and Texas, and in California, Maryland and Texas before August 15, 2003
Policy Years 2-10 (1-10 for Carry-Over Loans)	6.0%	6.0%	5.0%	6.0%
Policy Years 11 and greater	4.0%	4.25%	4.0%	4.25%

Interest will accrue daily on any outstanding loan, and is considered part of Policy Debt. Interest is due and payable at the end of each Policy Year. We will notify you of the amount due. If interest is not paid when due, the amount of the interest is added to the principal amount of the loan. If the interest payment is received prior to or on the policy anniversary date it will be applied as of the anniversary date. If the interest payment is received after the anniversary date it will be applied as of the Valuation Day it is received and credited as a partial loan repayment.

The Loan Account is credited with an effective annual interest rate of not less than 3.0% (4.0% for Policies applied for before June 1, 2003 in most states and before August 15, 2003 in California, Maryland and Texas). Protective Life determines the rate of interest to be credited to the Loan Account in advance of each calendar year. The rate, once determined, is applied to the calendar year which follows the date of determination. On each Policy Anniversary, the interest earned on the Loan Account since the previous Policy Anniversary is transferred to the Sub-Accounts and to the Fixed Account. The interest is transferred and allocated to the Sub-Accounts and the Fixed Account in the same proportion that Net Premiums are allocated.

The difference between the rate of interest charged on borrowed money and the rate credited on the Loan Account is the net cost of the loan. The net cost of loans is set forth in the table below.

Net Cost of Loans
Type of Policy	Current	Guaranteed	Current Carry-Over Loan	Guaranteed Carry-Over Loan
Policies Applied for on or after June 1, 2003 in all states except California, Maryland and Texas, and in California, Maryland and Texas on or after August 15, 2003
Policy Years 2-10 (1-10 for Carry-Over Loans)	2.0%	2.0%	1.0%	2.0%
Policy Years 11 and greater	0.0%	0.25%	0.0%	0.25%
Policies Applied for before June 1, 2003 in all states except California, Maryland and Texas, and in California, Maryland and Texas before August 15, 2003
Policy Years 2-10 (1-10 for Carry-Over Loans)	2.0%	2.0%	1.0%	2.0%
Policy Years 11 and greater	0.0%	0.25%	0.0%	0.25%

Non-Payment of Policy Loan

If the Insured dies while a loan is outstanding, the Policy Debt (which includes any accrued but unpaid interest) is deducted from the Death Benefit in calculating the Death Benefit Proceeds.

If the Loan Account Value exceeds the Cash Value less any lien and accrued interest (i.e., the Surrender Value becomes zero) on any Valuation Day, you must pay that excess amount. The Company will send you (or any assignee of record) a notice of the amount you must pay. You must pay this amount within 31 days after the notice is sent, or the Policy will Lapse.

Effect of Policy Loans

A loan, whether or not repaid, has a permanent effect on the Death Benefit and Policy Value because the investment results of the Sub-Accounts and current interest rates credited on Fixed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value held as collateral in the Loan Account. Depending on the investment results of the Sub-Accounts or credited interest rates for the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for Lapse if investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable. Since interest credited on the Loan Account is transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan balance and will increase Policy Debt. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax. In addition, if your Policy is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. See "Tax Considerations," for a discussion of the tax treatment of Policy loans.

SUSPENSION OR DELAYS IN PAYMENTS

Protective Life will ordinarily pay any Death Benefit proceeds, Policy loans, withdrawals, or surrenders within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death of the Insured, the amount will be determined as of the Valuation Day of receipt of all required documents in Good Order at the Home Office. However, Protective Life may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; (2) the SEC by order permits postponement of payment to protect Owners; or (3) your Premium check has not cleared your bank. See also "Payments from the Fixed Account."

In certain circumstances, applicable federal law may require Protective Life to "freeze" your account and refuse your request for a transfer, withdrawal, surrender, loan or death proceeds until receipt of instructions from the appropriate regulator. We also may be required to provide information about you and your account to a government regulator.

If, pursuant to SEC rules, the Oppenheimer Government Money Fund/VA suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Oppenheimer Government Money Fund/VA Sub-Account until the Fund is liquidated.

POLICY LAPSE AND REINSTATEMENT

Lapse

Failure to pay planned periodic premiums will not necessarily cause a Policy to Lapse. However, paying all planned periodic premiums will not necessarily prevent a Policy from lapsing. Except when the lapse protection provision of the Policy (or the rider that extends the lapse protection provision) is in effect, a Policy will Lapse if its Surrender Value (without taking into account any liens (including accrued interest) on the Policy) is insufficient to cover the Monthly Deduction on the Monthly Anniversary Day. Absent any lapse protection, if the Surrender Value on any Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Surrender Value or the Surrender Value has decreased because you have not paid sufficient Net Premiums to offset prior Monthly Deductions.

In the event of a Policy default, you have a 61-day grace period to make a payment of Net Premium at least sufficient to cover the current and past-due Monthly Deductions. Protective Life will send you, at your last known address and the last known address of any assignee of record, notice of the premium required to prevent Lapse. A Policy will remain in effect during the grace period. If the Insured should die during the grace period, the Death Benefit Proceeds payable to the beneficiary will reflect a reduction for the Monthly Deductions due on or before the date of the Insured's death as well as any unpaid Policy Debt or liens (including accrued interest). (See "Death Benefit Proceeds".) Unless the premium stated in the notice is paid before the grace period ends, the Policy will Lapse. A Policy Lapse may have tax consequences. (See "Tax Considerations.")

Lapse Protection.  In return for paying the Minimum Monthly Premium specified in the Policy or an amount equivalent thereto by the Monthly Anniversary Day, Protective Life guarantees that a Policy will remain in force. This provision remains in effect during the first 15 Policy Years (if the Insured's Issue Age is 0 through 39), during the first 10 Policy Years (if the Insured's Issue Age is 40 through 64), or during the first 5 Policy Years (for Insured's Issue Age 65 and above) regardless of the Surrender Value, if, for each month that the Policy has been in force since the Policy Effective Date, the total premiums paid net of any withdrawals and Policy Debt, is greater than or equal to the Minimum Monthly Premium (shown in the Policy) multiplied by the number of complete policy months since the Policy Effective Date, including the current policy month. The Minimum Monthly Premium is calculated for each Policy based on the age, sex and rate class of the Insured, the requested Face Amount and any supplemental riders. The Policy's lapse protection does not extend to coverage under the Flexible Coverage Rider (FCR).

We will not notify you in the event the Policy's lapse protection is no longer in effect.

If you increase your Policy's Face Amount or change the Death Benefit Option while the Policy's lapse protection is in effect, Protective Life will not extend the lapse protection period. The lapse protection period is based on the Policy Effective Date. However, upon an increase in Face Amount, Protective Life will recalculate the Minimum Monthly Premium (which will generally increase). Any other change in benefits provided under this Policy or its riders which is made after the Policy Effective Date and during the period of the Policy's lapse protection also may result in a change to the Minimum Monthly Premium. Protective Life will notify you of any increase in the Minimum Monthly Premium and will amend your Policy to reflect the change.

Payment of the Minimum Monthly Premium may not be sufficient to keep the Policy in force beyond the Lapse Protection Period.

Lapse Protection Extension Rider.  For an additional charge, an Owner may purchase an optional rider that doubles the length of the lapse protection period under the lapse protection provision of the Policy. As with the lapse protection provision of the Policy, lapse protection under the Lapse Protection Extension Rider remains in effect as long as the Owner timely pays the Minimum Monthly Premium (net of withdrawals and Policy Debt). The Policy will not Lapse while the Lapse Protection Extension Rider is in force. The Lapse Protection Extension Rider will terminate 30 days after the first Monthly Anniversary Day on which the premium payment requirements have not been met and the Policy's Surrender Value is not sufficient to cover the Monthly Deduction. Therefore, Policy loans, withdrawals and delays in the payment of Minimum Monthly Premiums may cause the Lapse Protection Extension Rider to terminate unless additional premium payments are made. In the event that the Rider premium payment requirements have not been met as of a Monthly Anniversary Day and the Policy's Surrender Value on that day is not sufficient to cover the Monthly Deduction, the Owner may prevent termination of the Rider by the payment of "catch-up" premiums plus interest. Protective will notify the Owner of the amount necessary to maintain the Lapse Protection Extension Rider prior to the expiration of the 30 days. If this amount is not received prior to the termination date specified in such notice, the Rider will terminate and may not be reinstated. Please see the Lapse Protection Extension Rider for more information.

In the event the Lapse Protection Extension Rider terminates, the Policy may continue in force under the Policy's lapse protection provision, if applicable, or as long as there is sufficient Surrender Value to cover the Monthly Deduction when due.

Reinstatement

An Owner may reinstate a Policy within 5 years of its Lapse provided that: (1) a request for reinstatement is made by Written Notice received by Protective Life at the Home Office, (2) the Insured is still living, (3) the Owner pays Net Premiums equal to (a) all Monthly Deductions that were due but unpaid during the grace period, and (b) which are at least sufficient to keep the reinstated Policy in force for three months, (4) the Insured provides Protective Life with satisfactory evidence of insurability, (5) the Owner repays or reinstates any Policy Debt and/or lien (including accrued interest) which existed at the end of the grace period; and (6) the Policy has not been surrendered. If these requirements for reinstatement are met, Protective Life does not charge any reinstatement fee. The "Approval Date" of a reinstated Policy is the date that Protective Life approves the Owner's request for reinstatement and requirements 1-6 above have been met.

THE COMPANY AND THE FIXED ACCOUNT

Protective Life Insurance Company

Protective Life is a Tennessee stock life insurance company. Founded in 1907, we offer individual life and health insurance, annuities, group life and health insurance, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. Our offices are located in Birmingham, Alabama. Our mailing address is P.O. Box 830771, Birmingham, Alabama 35283-0771. As of December 31, 2018, we had total assets of approximately $89.4 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), a U.S. insurance holding company and subsidiary of The Dai-ichi Life Insurance Company, Limited ("Dai-ichi"). Dai-ichi is a top 20 global life insurance company. Dai-ichi's stock is traded on the Tokyo Stock Exchange. As of December 31, 2018, PLC had total assets of approximately $89.9 billion. To find out more information about us, go to www.protective.com.

The Fixed Account

The Fixed Account consists of assets owned by Protective Life with respect to the Policies, other than those in the Variable Account. Subject to applicable law, Protective Life has sole discretion over the investment of the assets of the Fixed Account. The Loan Account is part of the Fixed Account. Guarantees of Net Premiums allocated to the Fixed Account, and interest credited thereto, are backed by Protective Life. The Fixed Account Value is calculated daily.

You generally may allocate some or all of your Net Premium and may transfer some or all of your Policy Value to the Fixed Account. However, there are limitations on transfers involving the Fixed Account. Due to these limitations, if you want to transfer all of your Policy Value from the Fixed Account to the Variable Account, it may take several years to do so. You should carefully consider whether the Fixed Account meets your investment needs. See "Transfers of Policy Value."

Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 nor has the Fixed Account been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts. The disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Interest Credited on Fixed Account Value.  Protective Life guarantees that the interest credited during the first Policy Year to the initial Net Premiums allocated to the Fixed Account will not be less than the initial annual effective interest rate shown in the Policy. The interest rate credited to subsequent Net Premiums allocated to or amounts transferred to the Fixed Account will be the annual effective interest rate in effect on the date that the Net Premium(s) is received by Protective Life or the date that the transfer is made. The interest rate is guaranteed to apply to such amounts for a twelve month period which begins on the date that the Net Premium(s) is allocated or the date that the transfer is made.

After an interest rate guarantee expires as to a Net Premium or amount transferred (i.e., 12 months after the Net Premium or transfer is placed in the Fixed Account), Protective Life will credit interest on the Fixed Account Value attributable to such Net Premium or transferred amount at the current interest rate in effect. New current interest rates are effective for such Fixed Account Value for 12 months from the time that they are first applied. Protective Life, in its sole discretion, may declare a new current interest rate from time to time. Protective Life will credit annual effective interest rates of not less than 3.00% (4.00% for Policies applied for before June 1, 2003 in most states and before August 15, 2003 in California, Maryland and Texas). For purposes of crediting interest, amounts deducted, transferred or withdrawn from the Fixed Account are accounted for on a "first-in-first-out" (FIFO) basis.

Payments from the Fixed Account.  Payments from the Fixed Account for a withdrawal, surrender or loan request may be deferred for up to six months from the date Protective Life receives the written request. If a payment from the Fixed Account is deferred for 30 days or more, it will bear interest at a rate of 3% per year (4.00% for Policies applied for before June 1, 2003 in most states and before August 15, 2003 in California, Maryland and Texas) (or an alternative rate if required by applicable state insurance law), compounded annually while payment is deferred.

Our General Account

The Fixed Account is part of our General Account. Unlike premiums and Policy Value allocated to the Variable Account, we assume the risk of investment gain or loss on amounts held in the Fixed Account.

The assets of our General Account support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Fixed Account, plus any guarantees under the Policy that exceed your Policy Value (such as those that may be associated with the Death Benefit), are paid from our General Account, any amounts that we may pay under the Policy in excess of Variable Account Value are subject to our financial strength and claims-paying ability. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the Policy when purchasing a Policy and making investment decisions.

We encourage both existing and prospective Policy Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by state regulators, and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements are included in the Statement of Additional Information (which is available at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page of this Prospectus). In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of our financial capacity to meet the obligations of our insurance and annuity contracts based on our financial strength and/or claims-paying ability.

THE VARIABLE ACCOUNT AND THE FUNDS

Protective Variable Life Separate Account

Protective Variable Life Separate Account is a separate investment account of Protective Life established under Tennessee law by the board of directors of Protective Life on February 22, 1995. The Variable Account is registered with the SEC as a unit investment trust under the 1940 Act and is a "separate account" within the meaning of the federal securities laws.

Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's General Account. You assume all of the investment risk for premiums and Policy Value allocated to the Sub-Accounts. Your Policy Value in the Sub-Accounts is part of the assets of the Variable Account. Assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that Protective Life conducts. Protective Life may transfer to its General Account any assets of the Variable Account which exceed the reserves and other contract liabilities of the Variable Account (which are always at least equal to the aggregate Variable Account Values under the Policies). Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the reserves and other contract liabilities related to the Policies. Protective Life is obligated to pay all benefits provided under the Policies.

The Variable Account is divided into Sub-Accounts. The income, gains or losses, whether or not realized, from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to any other income, gains or losses of Protective Life. Each Sub-Account invests exclusively in shares of a corresponding Fund. Therefore, the investment experience of your Policy depends on the experience of the Sub-Accounts you select. In the future, the Variable Account may include other Sub-Accounts that are not available under the Policies and are not otherwise discussed in this Prospectus.

The Funds

Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies:

Fund	Fund Manager/ Investment Adviser	Subadvisors
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.
Fidelity Variable Insurance Products	Fidelity Management & Research Company	FMR Co., Inc. Strategic Advisors, Inc. Fidelity Investments Money Management, Inc.
Franklin Flex Cap Growth VIP Fund, Franklin Income VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin U.S. Government Securities VIP Fund and the Templeton Global Bond VIP Fund	Franklin Advisers, Inc.
Franklin Mutual Shares VIP Fund	Franklin Mutual Advisers, LLC
Franklin Rising Dividends VIP Fund and the Franklin Small Cap Value VIP Fund	Franklin Advisory Services, LLC
Goldman Sachs Variable Insurance Trust	Goldman Sachs Asset Management L.P.
Invesco V.I. Balanced Risk Allocation Fund	Invesco Advisers, Inc.	Invesco Asset Management Deutschland GmbH
Legg Mason Partners Variable Equity Trust	Legg Mason Partners Fund Advisor, LLC	ClearBridge Advisors, LLC
Lord Abbett Series Fund, Inc.	Lord, Abbett & Co. LLC
MFS Variable Insurance Trust	MFS Investment Management
MFS Variable Insurance Trust II (the "MFS II Funds")	MFS Investment Management
Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Investment Management Inc.
Oppenheimer Variable Account Funds	Oppenheimer Funds, Inc.
PIMCO Variable Insurance Trust	Pacific Investment Management Company, LLC.	Research Affiliates, LLC
Royce Capital Fund	Royce & Associates, LLC
Templeton Foreign VIP Fund	Templeton Investment Counsel, LLC
Templeton Growth VIP Fund	Templeton Global Advisors Limited

Shares of these Funds are offered only to:

  the Variable Account;
  other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies;
  separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies; and
  certain qualified retirement plans.

For a discussion of the potential conflicts of interest that may arise as a result of the sale of Fund shares to separate accounts that support variable annuity contracts, variable life insurance policies and certain qualified pension and retirement plans as well as the sale of Fund shares to the separate accounts of insurance companies that are not affiliated with Protective Life, see the prospectuses for the Funds. Fund shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Franchise Fund, Series I Shares

This Fund's investment objective is to seek capital growth.

Invesco V.I. American Value Fund, Series II Shares

This Fund's investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Invesco V.I. Balanced Risk Allocation Fund, Series II Shares(1)

The Fund's investment objective is total return with a low to moderate correlation to traditional financial market indices.

Invesco V.I. Comstock Fund, Series I Shares

This Fund's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Invesco V.I. Equity and Income Fund, Series II Shares

This Fund's investment objectives are both capital appreciation and current income.

Invesco V.I. Government Securities Fund, Series II Shares

The Fund's investment objective is total return, comprised of current income and capital appreciation.

Invesco V.I. Growth and Income Fund, Series I Shares

This Fund's investment objective is to seek long-term growth of capital and income.

Invesco V.I. International Growth Fund, Series II Shares

This Fund's investment objective is long-term growth of capital.

Invesco V.I. Mid Cap Growth Fund, Series II Shares

This Fund's investment objective is to seek capital growth.

Fidelity® Variable Insurance Products

VIP Contrafund® Portfolio, Service Class

This Fund seeks long-term capital appreciation.

VIP Equity-Income Portfolio, Service Class

This Fund seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

VIP Freedom 2015 Portfolio, Service Class

This Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2020 Portfolio, Service Class

This Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Growth Portfolio, Service Class

This Fund seeks to achieve capital appreciation.

VIP Index 500 Portfolio, Service Class

This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

VIP Investment Grade Bond Portfolio, Service Class

This Fund seeks as high a level of current income as is consistent with the preservation of capital.

VIP Mid Cap Portfolio, Service Class

This Fund seeks long-term growth of capital.

Franklin Templeton Variable Insurance Products Trust

Franklin Flex Cap Growth VIP Fund, Class 2

This Fund seeks capital appreciation. Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.

Franklin Income VIP Fund, Class 2

This Fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities.

Franklin Mutual Shares VIP Fund, Class 2

This Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

Franklin Rising Dividends VIP Fund, Class 2

This Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid consistently rising dividends.

Franklin Small Cap Value VIP Fund, Class 2

This Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies.

Franklin Small-Mid Cap Growth VIP Fund, Class 2

This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization and mid-capitalization companies.

Franklin U.S. Government Securities VIP Fund, Class 2

This Fund seeks income. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities.

Templeton Foreign VIP Fund, Class 2

This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Templeton Global Bond VIP Fund, Class 2

This Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, this Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Templeton Growth VIP Fund, Class 2

This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities of companies located anywhere in the world, including developing markets.

Goldman Sachs Variable Insurance Trust

Each Sub-Account investing in the Institutional Class of a Goldman Sachs Fund is only available to Policies issued before May 1, 2008.

Growth Opportunities Fund, Service Class

This Fund seeks long-term growth of capital.

International Equity Insights Fund, Service Class

This Fund seeks to achieve long-term growth of capital.

Large Cap Value Fund, Service Class

This Fund seeks long-term capital appreciation.

Mid Cap Value Fund, Service Class

This Fund seeks long-term capital appreciation.

Small Cap Equity Insights Fund, Service Class

This Fund seeks long-term growth of capital.

Strategic Growth Fund, Service Class

This Fund seeks long-term growth of capital.

U.S. Equity Insights Fund, Service Class

This Fund seeks long-term growth of capital.

Legg Mason Partners Variable Equity Trust

ClearBridge Variable Mid Cap Portfolio, Class II

This Fund seeks long-term growth of capital.

ClearBridge Variable Small Cap Growth Portfolio, Class II

This Fund seeks long-term growth of capital.

Lord Abbett Series Fund, Inc.

Bond-Debenture Portfolio, Value Class

The Fund seeks to deliver high current income and long-term growth of capital by investing primarily in a variety of fixed income securities and select equity-related securities.

Calibrated Dividend Growth Portfolio, Value Class

The Fund seeks to deliver total return by investing primarily in stocks of large U.S. companies that have a history of increasing their dividends.

Classic Stock Portfolio, Value Class(2)

The Fund's investment objective is growth of capital and growth of income consistent with reasonable risk.

Fundamental Equity Portfolio, Value Class

The Fund seeks to deliver long-term growth of capital by investing primarily in stocks of U.S. companies.

Growth and Income Portfolio, Value Class

The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

Growth Opportunities Portfolio, Value Class

The Fund seeks to deliver long-term growth of capital by investing primarily in stocks of mid-sized U.S. companies.

International Opportunities Portfolio, Value Class(2)

The Fund seeks to deliver a high level of total return by investing primarily in stocks of small to mid-sized international companies.

Mid-Cap Stock Portfolio, Value Class

The Fund seeks to deliver long-term growth of capital by investing primarily in stocks of mid-sized U.S. companies.

MFS® Variable Insurance Trust

MFS® Growth Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® Investors Trust Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® New Discovery Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® Research Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® Total Return Bond Series, Service Class Shares

This Fund seeks total return with an emphasis on current income, but also considering capital appreciation.

MFS® Total Return Series, Initial Class Shares

This Fund's investment objective is to seek total return.

MFS® Utilities Series, Initial Class Shares

This Fund's investment objective is to seek total return.

MFS® Value Series, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® Variable Insurance Trust II

MFS® Massachusetts Investors Growth Stock Portfolio, Initial Class Shares(3)

This Fund's investment objective is to seek capital appreciation.

Morgan Stanley Variable Insurance Fund, Inc.

VIF Global Real Estate Portfolio, Class II

Seeks current income and capital appreciation.

Oppenheimer Variable Account Funds

Capital Appreciation Fund/VA

This Fund seeks capital appreciation.

Discovery Mid Cap Growth Fund/VA

This Fund seeks capital appreciation.

Global Fund/VA

This Fund seeks capital appreciation.

Global Strategic Income Fund/VA

This Fund seeks total return.

Government Money Fund/VA

This Fund seeks income consistent with stability of principal.

You could lose money by investing in the Government Money Fund/VA. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Variable Account Annual Expenses, the yield in the Sub-Account that invests in this Fund could be negative. If the yield in the Sub-Account becomes negative, Contract Value invested in the Sub-Account may decline.

Main Street Fund/VA

This Fund seeks capital appreciation.

PIMCO Variable Insurance Trust

Long-Term US Government Portfolio, Advisor Class

This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Low Duration Portfolio, Advisor Class

This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Real Return Portfolio, Advisor Class

This Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Short-Term Portfolio, Advisor Class

This Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity.

Total Return Portfolio, Advisor Class

This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Royce Capital Fund

Micro-Cap Fund, Service Class

This Fund seeks long-term growth of capital.

Small-Cap Fund, Service Class

This Fund seeks long-term growth of capital.

(1) Not available for the allocation of Purchase Payments or transfer of Policy Value effective May 1, 2012.

(2) The Board of Directors of the Lord Abbett Series Fund, Inc. has decided to liquidate the Portfolio with the liquidation scheduled to occur on or about August 1, 2019 (the “Liquidation Date”). Please note that if you have Policy Value in the Sub-Account that invests in the Portfolio on the Liquidation Date, we will automatically transfer that Policy Value to the Sub-Account that invests in the Oppenheimer Government Money Fund/VA. We will provide more information on the effect the liquidation will have on your ability to allocate Premium Payments and Policy Value to the Sub-Account that invests in the Portfolio and your investment in the Sub-Account before the Liquidation Date as it becomes available.

(3) MFS Investors Growth Stock Series merged into MFS Massachusetts Investors Growth Stock Portfolio, a series of MFS Variable Insurance Trust II in March, 2015.

There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current Statement of Additional Information for each of the Funds. You may obtain a prospectus or a Statement of Additional Information for any of the Funds by contacting Protective Life or by asking your investment advisor. You should read the Funds' prospectuses carefully before making any decision concerning the allocation of Net Premiums or transfers among the Sub-Accounts.

Selection of Funds

We select the Funds offered through the Policies based on several criteria, including the following:

  asset class coverage,
  the strength of the investment adviser's (or sub-adviser's) reputation and tenure, brand recognition,
  performance,
  the capability and qualification of each investment firm, and whether our distributors are likely to recommend the Funds to Policy Owners.

Another factor we consider during the selection process is whether the Fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, see "Certain Payments We Receive With Regard to the Funds." We also consider whether the Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Policies. We review each Fund periodically after it is selected. Upon review, we may remove a Fund or restrict allocation of additional Purchase Payments and/or transfers of Policy Value to a Fund if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant Policy Owner assets. We do not recommend or endorse any particular Fund, and we do not provide investment advice.

Asset Allocation Model Portfolios.  Four asset allocation models ("Model Portfolios") are available at no additional charge as investment options under your Policy.

Each Model Portfolio invests different percentages of Policy Value in some or all of the Sub-Accounts under your Policy, and these Model Portfolios range from conservative to aggressive. The Model Portfolios are intended to provide a diversified investment portfolio by combining different asset classes to help you reach your investment goal. Also, while diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market. There can be no assurance that any of the Model Portfolios will achieve their investment objective.

Pursuant to an agreement with Protective Life, Milliman Financial Risk Management LLC ("Milliman"), a diversified financial services firm and registered investment adviser under the Investment Advisers Act of 1940, as amended, provides consulting services to Protective Life regarding the composition and review of the Model Portfolios and is compensated by Protective Life for doing so. There is no investment advisory relationship between Milliman and Owners with respect to the Model Portfolios. In the future, Protective Life may modify or discontinue its arrangement with Milliman, in which case Protective Life may contract with another firm to provide similar asset allocation models, provide its own asset allocation models, or cease offering asset allocation models. Protective Life does not provide investment advisory services in making the Model Portfolios or any other service or feature available under the Policy.

The available Model Portfolios may change from time to time. In addition, the target asset allocations of these Model Portfolios may vary from time to time in response to market conditions and changes in the portfolio holdings of the Funds in the underlying Sub-Accounts. We will provide written notice if the composition of a model portfolio changes, if there is a material change in our arrangement with Milliman, or if we cease offering asset allocation models altogether. We will not change your existing Policy Value or premium allocation or percentages in response to these changes, however, if you desire to change your Policy Value or premium allocation or percentages to reflect a revised or different Model Portfolio, you must submit new allocation instructions to us in writing to the Home Office.

The following is a brief description of the four Model Portfolios currently available. They are more fully described in a separate brochure. Your sales representative can provide additional information about the Model Portfolios and help you select which Model Portfolio, if any, may be suitable for you. Please talk to him or her if you have additional questions about these Model Portfolios.

  Conservative Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 45% in equity and 55% in fixed income investments. The largest of the asset class target allocations are in fixed income, large cap value and mortgages.
  Moderate Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 55% in equity and 45% in fixed income investments. The largest asset class target allocations are in fixed income, large cap value, international equity and large cap growth.
  Growth and Income portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 65% in equity and 35% in fixed income investments. The largest asset class target allocations are in fixed income, international equity, large cap value, and large cap growth.
  Aggressive Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 90% in equity and 10% in fixed income investments. The largest asset class target allocations are in international equity, large cap value, large cap growth and mid cap stocks.

Other Information About the Funds

Shares of these Funds are offered only to: (1) the Variable Account, (2) other separate accounts of Protective Life supporting variable annuity contracts or variable life insurance policies, (3) separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies, and (4) certain qualified retirement plans. Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

Certain Payments We Receive With Regard to the Funds

We (and our affiliates) may receive payments from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof. These payments are negotiated and thus differ by Fund (sometimes substantially), and the amounts we (or our affiliates) receive may be significant. These payments are made for various purposes, including payment for services provided and expenses incurred by us (and our affiliates) in promoting, marketing, distributing, and administering the Policies; and, in our role as intermediary, the Funds. We (and our affiliates) may profit from these payments.

12b-1 Fees.  We and our affiliate, Investment Distributors, Inc. ("IDI"), the principal underwriter for the Policies, receive 12b-1 fees from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Fund attributable to the Policies and to certain other variable insurance policies issued or administered by us (or our affiliate). IDI may pay some or all of the 12b-1 fees it receives to us. Rule 12b-1 fees are paid out of Fund assets as part of the Fund's total annual fund operating expenses. Payments made out of Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The chart below shows the maximum 12b-1 fees we and IDI anticipate we will receive from the Funds on an annual basis:

Incoming 12b-1 Fees

Fund	Maximum 12b-1 fee
Paid to IDI:
Fidelity Variable Insurance Products	0.25%
Paid to us:
Franklin Templeton Variable Insurance Products Trust	0.25%
Goldman Sachs Variable Insurance Trust	0.25%
Royce Capital Fund	0.25%
Legg Mason Partners Variable Equity Trust	0.25%
MFS® Variable Insurance Trust	0.25%
MFS® Variable Insurance Trust II	0.25%
Morgan Stanley Variable Insurance Funds, Inc.	0.25%
PIMCO Variable Insurance Trust	0.25%
Oppenheimer Variable Account Funds	0.25%
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0.25%

Payments From Advisers and/or Distributors.  We (or our affiliates) also receive payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of the Funds other than 12b-1 fees. These payments are not paid out of Fund assets These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees. See the Funds' prospectuses for more information. The amount of the payments we receive is based on a percentage of the average daily net assets of the particular Fund attributable to the Policies and to certain other variable insurance policies issued or administered by us (or our affiliate). The payments we receive from the investment advisers, sub-advisers or distributors of the Funds currently range from 0.00% to 0.50% of Fund assets attributable to our variable insurance policies. The amount of the payments may be significant.

Other Payments.  A Fund's adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the Policies ("selling firms") with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

For details about the compensation payments we make in connection with the sale of the Policies, see "Distribution of the Policies."

Addition, Deletion, or Substitution of Investments

Protective Life may make additions to, deletions from, or substitutions for the shares that are held in or purchased by the Variable Account. If the shares of a Fund are no longer available for investment or further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares of that Fund and substitute shares of another Fund. Substituted Funds may have higher fees and expenses or may be available only to certain classes of purchasers. Protective Life will not substitute any shares without notice and any necessary approval of the SEC and state insurance authorities.

Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, which would each invest in shares corresponding to a new Fund. Subject to applicable law and any required SEC approval, Protective Life may establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owner(s) or may be closed to certain classes of purchasers. Protective Life may prohibit the allocation of Net Premium and transfer of Policy Value to a Sub-Account.

If any of these substitutions or changes are made, Protective Life may by appropriate endorsement change the Policy to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owner(s), the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Protective Life separate accounts, or its assets may be transferred to other Protective Life separate accounts, subject to any required Owner and/or regulatory approval. Protective Life may make any changes to the Variable Account required by the 1940 Act or other applicable law or regulation.

Voting Fund Shares

Protective Life is the legal owner of Fund shares held by the Sub-Accounts and has the right to vote on all matters submitted to shareholders of the Funds. However, in accordance with applicable law, Protective Life will vote shares held in the Sub-Accounts at meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Value in the Sub-Accounts. Should Protective Life determine that it is permitted to vote such shares in its own right, it may elect to do so.

Protective Life will send or make available to Owners voting instruction forms and other voting materials (such as Fund proxy statements, reports and other proxy materials) prior to shareholders meetings. The number of votes as to which an Owner may give instructions is calculated separately for each Sub-Account and may include fractional votes.

An Owner holds a voting interest in each Sub-Account to which Variable Policy Value is allocated under his or her Policy. Owners only have voting interests while the Insured is alive. The number of votes for which an Owner may give instructions is based on the Owner's percentage interest of a Sub-Account determined as of the date established by the Fund for determining shareholders eligible to vote at the meeting of that Fund.

It is important that each Owner provide voting instructions to Protective Life because Shares as to which no timely instructions are received and shares held directly by Protective Life are voted by Protective Life in proportion to the voting instructions that are received with respect to all Policies participating in a Sub-Account. As a result, a small number of Owners may control the outcome of a vote. Voting instructions to abstain on any item are applied to reduce the votes eligible to be cast on that item.

Protective Life may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove the investment management agreement or an investment advisory agreement. In addition, Protective Life may under certain circumstances disregard voting instructions that would require changes in the investment management agreement, investment manager, an investment advisory agreement or an investment adviser of one or more of the Funds, provided that Protective Life reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If Protective Life ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report.

CHARGES AND DEDUCTIONS

This section describes the charges and deductions we make under the Policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.

Premium Expense Charge

We deduct a premium expense charge from each premium you pay. The premium expense charge compensates us for certain sales and premium tax expenses associated with the Policies and the Variable Account. The premium expense charge is equal to 5% of each premium payment you make.

Monthly Deduction

Each month we will deduct an amount from your Policy Value to pay for the benefits provided by your Policy. This amount is called the Monthly Deduction and equals the sum of:

  the cost of insurance charges;
  the monthly administration fees and charges;
  the mortality and expense risk charge;
  the sales charge (for Policies applied for on or after June 1, 2003 in most states and on or after August 15, 2003 in California, Maryland and Texas); and
  any charges for supplemental riders.

If you do not select the Sub-Account(s) from which the Monthly Deduction is deducted, the Monthly Deduction, except for the mortality and expense risk charge, will be deducted from the Sub-Accounts and the Fixed Account pro-rata on the basis of the relative Policy Value. The mortality and expense risk charge will reduce only the Sub-Account Value.

The Owner may select the Sub-Accounts from which you want us to deduct the Monthly Deduction, other than the mortality and expense risk charge. However, if as of the date the Monthly Deduction is to be deducted, the value in any of the selected Sub-Accounts is less than the charge to be deducted from that Sub-Account, Protective Life will instead deduct the Monthly Deduction on a pro-rata basis from each Sub-Account and the Fixed Account under the Policy based on the Surrender Value attributable to each Sub-Account and the Fixed Account. Protective Life deducts the mortality and expense risk charge prior to the deduction of the other charges that comprise the Monthly Deduction.

Cost of Insurance Charge.  This charge compensates Protective Life for the expense of underwriting the Death Benefit. The charge depends on a number of variables and therefore will vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day.

The cost of insurance is equal to:

  the cost of insurance rate, multiplied by
  the Net Amount at Risk under the Policy for that Monthly Anniversary Day.

The Net Amount at Risk is equal to:

  the Death Benefit discounted at one plus the monthly guaranteed interest rate minus the Policy Value (prior to deducting the Cost of Insurance), if the Death Benefit Option is Death Benefit Option A (Level Death Benefit); or
  the Death Benefit minus the Policy Value, discounted at one plus the monthly guaranteed interest rate, if the Death Benefit Option is Death Benefit Option B (increasing Death Benefit).

Anything that decreases Policy Value, such as negative investment experience or withdrawals, will increase the Net Amount at Risk and result in higher cost of insurance charges. The Net Amount at Risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the Death Benefit Option chosen, withdrawals, and decreases in Face Amount.

The cost of insurance charge for each increment of Face Amount is calculated separately to the extent a different cost of insurance rate applies. Because the Net Amount at Risk for Death Benefit Option A is equal to the Death Benefit less Policy Value, the entire Policy Value is applied first to offset the Death Benefit derived from the Initial Face Amount. Only if the Policy Value exceeds the Initial Face Amount is the excess applied to offset the portion of the Death Benefit derived from increases in Face Amount in the order of the increases. If there is a decrease in Face Amount after an increase, the decrease is applied first to decrease any prior increases in Face Amount, starting with the most recent increase.

Cost of Insurance Rates.  The cost of insurance rate for a Policy is based on and varies with the Issue Age, sex and rate class of the Insured and on the number of years that a Policy has been in force. For Policies applied for before June 1, 2003 in most states and before August 15, 2003 in California, Maryland and Texas, Insureds were placed in the following rate classes based on underwriting: Preferred (ages 18-75), or Nonsmoker (ages 0-75), or Tobacco (ages 15-75) or Smoker (ages 15-75), and substandard rate classes, which involve a higher mortality risk than these classes. For Policies applied for on or after June 1, 2003 in most states and on or after August 15, 2003 in California, Maryland and Texas, Protective Life places Insureds in the following rate classes, based on underwriting: Preferred (ages 18-80) or Nontobacco (ages 0-80), or Preferred Tobacco (ages 18-80) or Tobacco (ages 15-80), and substandard rate classes, which involve a higher mortality risk than these classes. Protective Life guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policies. The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of, or additions to, the 1980 CSO Tables. In determining current cost of insurance charges, we may consider a variety of factors, including those unrelated to mortality experience.

Protective Life's current cost of insurance rates may be less than the guaranteed rates that are set forth in the Policy. Current cost of insurance rates will be determined based on Protective Life's expectations as to future mortality, investment earnings, expenses, taxes, and persistency experience.

Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker standard class are generally lower than guaranteed rates for an Insured of the same age and sex in a smoker standard class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker or smoker standard class are generally lower than guaranteed rates for an Insured of the same age and sex and smoking status in a substandard class.

Protective Life will also determine a separate cost of insurance rate for each increment of Face Amount above the Initial Face Amount based on the Policy duration and the Issue Age, sex and rate class of the Insured at the time of the request for an increase. The following rules will apply for purposes of determining the Net Amount at Risk for each rate class.

Protective Life places the Insured in a rate class when the Policy is issued, based on Protective Life's underwriting of the application. This original rate class applies to the Initial Face Amount. When an increase in Face Amount is requested, Protective Life conducts underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class (or the rate class of a previous increase), the rate class for the increase also will be applied to the Initial Face Amount and any previous increases in Face Amount beginning as of the effective date of the current increase. If the rate class for the increase has a higher cost of insurance rate than the original rate class (or the rate class of a previous increase), the rate class for the increase will apply only to the increase in Face Amount.

Protective Life does not conduct underwriting for an increase in Face Amount if the increase is requested as part of an exercise of any available guaranteed option to increase the Face Amount without underwriting. (See "Supplemental Riders and Endorsements".)

In the case of a term conversion, the rate class that applies is the same rate class that applied to the term contract, where applicable. In the case of a guaranteed option, the Insured's rate class for an increase will be the class in effect when the guaranteed option rider was issued.

  Cost of Insurance Charge Under a FCR. The cost of insurance charge is determined in a similar manner for the face amount under a FCR and for any increase in the face amount under a FCR. See "Death Benefits Proceeds - Additional Coverage From the Flexible Coverage Rider."
  Legal Considerations Relating to Sex — Distinct Premium Payments and Benefits. Mortality tables for the Policies generally distinguish between males and females. Thus, premiums and benefits under Policies covering males and females of the same age will generally differ.

Protective Life does, however, also offer Policies based on unisex mortality tables on Policies issued in Montana. Employers and employee organizations considering purchase of a Policy should consult with their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Protective Life may offer Policies with unisex mortality tables to such prospective purchasers.

Monthly Administration Fees.  We deduct a monthly administration fee from your Policy Value to compensate us for issue and administrative costs. The monthly administration fee is $8 per month. For Policies applied for on or after June 1, 2003 in most states and on or after August 15, 2003 in California, Maryland and Texas, we also deduct a monthly administrative charge for Initial Face Amount which is equal to $0.10 per $1,000 of Initial Face Amount per month for the first 20 Policy Years.

For the first twelve months following an increase in Face Amount, the monthly administrative fee will also include an administrative charge for the increase, based on the amount of the increase. The monthly administrative charge for an increase is equal to a fee per $1,000 of increase in Face Amount, which varies depending on Issue Age, sex, and rate classification of the Insured and is set forth in your Policy. Representative administrative charges per $1,000 of increase for an Insured male non-tobacco at each specified Issue Age are set forth below:

Issue Age	Administrative Charge per $1,000 Increase
35	$0.71
40	0.81
45	0.95
50	1.13
55	1.37
60	1.71
65	1.73
70	1.72
75+	1.71

Supplemental Rider Charges. We deduct a monthly charge from your Policy Value to cover administrative expenses for any riders as part of the Monthly Deduction. See "Supplemental Riders and Endorsements."

Mortality and Expense Risk Charge.  We deduct a mortality and expense risk charge each month from your Policy Value. This charge compensates Protective Life for the mortality risk it assumes under the Policies. The mortality risk is that the Insureds will live for a shorter time than we project. The expense risk Protective Life assumes is that the expenses that we incur in issuing and administering the Policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against the Policies.

Protective Life deducts a monthly charge from assets in the Sub-Accounts attributable to the Policies. This charge does not apply to Fixed Account assets attributable to the Policies. The maximum monthly mortality and expense risk charge to be deducted is generally equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount. Protective Life reserves the right to charge less than the maximum charge. In Policy Years 11 and thereafter, there is currently no monthly mortality and expense risk charge except as noted below.

In Maryland, for Policies applied for or after August 15, 2003, the monthly mortality and expense risk charge to be deducted in all Policy Years is equal to 0.042% multiplied by the Variable Account Value, which is equivalent to an annual rate 0.50% of such amount.

Transfer Fee

We allow you to make 12 free transfers of Policy Value each Policy Year. However, Protective Life may charge a $25 transfer fee on any additional transfers in a Policy Year to cover administrative expenses.We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. If the fee is imposed, it will be deducted from the amount requested to be transferred. If an amount is being transferred from more than one Sub-Account or the Fixed Account, the transfer fee will be deducted proportionately from the amount being transferred from each. Currently, Protective Life does not charge a transfer fee.

Surrender Charge (Contingent Deferred Sales Charge)

During the first 10 Policy Years, a Surrender Charge will be deducted from your Policy Value if: (1) the Policy is surrendered; (2) the Policy lapses at the end of a grace period or (3) the Initial Face Amount is reduced. The Surrender Charge is deducted before any Surrender Value is paid.

The Surrender Charge varies depending on Issue Age, sex and rate class of the Insured and is set forth in your Policy. Representative Surrender Charges per $1,000 of Initial Face Amount for the first Policy Year for an Insured male non-tobacco at each specified Issue Age are set forth below. The Surrender Charge decreases over the ten-year period (after which, there is no charge). For a decrease in the Initial Face Amount, the charge shown is per $1,000 of decrease.

Issue Age	Surrender Charge (First Year) per $1,000 of Initial Face Amount
30	$17.50
35	20.00
40	23.00
45	27.25
50	33.00
55	41.00
60	51.75
65	57.50
70	57.25
75	57.00

In the event of a decrease in the Initial Face Amount, the pro-rated Surrender Charge will be allocated to each Sub-Account and to the Fixed Account based on the proportion of Policy Value in each Sub-Account and in the Fixed Account. A Surrender Charge imposed in connection with a reduction in the Initial Face Amount reduces the remaining Surrender Charge that may be imposed in connection with a surrender of the Policy.

The purpose of the Surrender Charge is to reimburse Protective Life for some of the expenses incurred in the distribution of the Policies. Protective Life also deducts a premium expense charge for this purpose from each premium paid. See "Premium Expense Charge."

Protective Life reserves the right to charge less than the maximum surrender charge.

Withdrawal Charges

Protective Life will deduct an administrative charge upon a withdrawal. This charge is the lesser of 2% of the amount withdrawn or $25. This charge will be deducted from the Policy Value in addition to the amount requested to be withdrawn. See "Withdrawal Privilege" for rules for allocating the deduction.

Fund Expenses

The value of the net assets of each Sub-Account reflects the investment management fees and other expenses incurred by the corresponding Fund in which the Sub-Account invests. For further information, consult the Funds' prospectuses.

Other Information

  We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of Protective Life. We pay commissions and other compensation to the broker-dealers for selling the Policies. You do not directly pay the commissions and other compensation, we do. We intend to recover commissions and other compensation, marketing, administrative and other expenses and costs of Policy benefits through the fees and charges imposed under the Policies. See "Sale of the Policies" for more information about payments we make to the broker-dealers.

Corporate Purchasers or Eligible Groups

The Policy is available for individuals and for corporations and other institutions. For corporate or other group or sponsored arrangements, fee-only arrangements or clients of registered investment advisers purchasing one or more Policies, Protective Life may reduce the amount of the premium expense charge, monthly administration fee, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced. Sales, underwriting or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase, a group or sponsored arrangement or arrangements, fee-only arrangements or clients of registered investment advisers.

TAX CONSIDERATIONS

The following discussion of the federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of the Policy. The state and local tax consequences with respect to your Policy may be different than the federal tax consequences. In addition, PROTECTIVE LIFE MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT — FEDERAL, STATE OR LOCAL — OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

Tax Status of Protective Life

Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of Protective Life, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, Protective Life is not taxed on investment income and realized capital gains of the Variable Account, although Protective Life's federal taxes are increased in respect of the Policies because of the federal tax law's treatment of deferred acquisition costs. Currently, a charge for federal income taxes is not deducted from the Sub-Accounts or the Policy's Cash Value. However, Protective Life does deduct a premium expense charge from each premium payment in all Policy Years in part to compensate us for the federal tax treatment of deferred acquisition costs. Protective Life reserves the right in the future to make a charge against the Variable Account or the Cash Values of a Policy for any federal, state, or local income taxes that we incur and determine to be properly attributable to the Variable Account or the Policy. Protective Life will promptly notify the Owner of any such charge.

Taxation of Insurance Policies

Tax Status of the Policies.  Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. While the requirements of this section of the Code are complex, and limited guidance has been provided from the Internal Revenue Service (the "IRS") or otherwise, Protective Life believes that the Policy will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Policy will generally be excludable from the Beneficiary's gross income, and interest and other income credited under the Policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the Insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) Protective Life, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified". If the Variable Account fails to comply with these diversification standards, the Policy will not be treated as a life insurance contract for federal income tax purposes and the Owner would generally be taxed currently on the income on the contract (as defined in the tax law). Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

Ownership Treatment. In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Policy are similar to, but differ in certain respects from, the ownership rights described by the IRS in certain rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus were not currently taxable on the income and gains). For example, the Owner of this Policy has the choice of more investment options to which to allocate premium payments and Variable Account Values than were addressed in such rulings. These differences could result in the Policy Owner being treated as the owner of a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, Protective Life does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or IRS may issue. Protective Life therefore reserves the right to modify the Policy as necessary to attempt to prevent Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

The remainder of this discussion assumes that the Policy will be treated as a life insurance contract for federal tax purposes.

Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the Death Benefit Proceeds payable from a Policy by reason of the death of the Insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the Death Benefit Proceeds being taxable.

If the Death Benefit Proceeds are not received in a lump sum and are, instead, applied under either Settlement Options 1, 2, or 4, generally payments will be prorated between amounts attributable to the Death Benefit which will be excludable from the Beneficiary's income and amounts attributable to interest (accruing after the Insured's death) which will be includible in the Beneficiary's income. If the Death Benefit Proceeds are applied under Option 3 (Interest Income), the interest credited will be currently includible in the Beneficiary's income.

Accelerated death benefits paid under this Policy upon a terminal illness generally will be excludable from income under Section 101 of the Code. Certain exceptions apply for certain business-related policies.

Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in an Owner's Policy Value is generally not taxable to the Owner unless amounts are received (or are deemed to be received) from the Policy prior to the Insured's death. If there is a surrender of the Policy, an amount equal to the excess of the amount received over the "investment in the contract" will generally be includible in the Owner's income. The "investment in the contract" generally is the aggregate premiums paid less the aggregate amount previously received under the Policy to the extent such amounts received were excludable from gross income. Whether withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to the Owner depends, in part, upon whether the Policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

Policies Not Owned by Individuals

In the case of Policies issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a Policy even if no loans are taken under the Policy. An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a 20 percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Policy, or entities that will be beneficiaries under a Policy, should consult a tax advisor.

Policies That Are Not MECs

Tax Treatment of Withdrawals Generally.  If the Policy is not a MEC (described below), the amount of any withdrawal from the Policy generally will be treated first as non-taxable recovery of premium and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy Years.  As indicated above, Section 7702 of the Code places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, a change from one Death Benefit Option to the other, if withdrawals are made, and in certain other instances.

Tax Treatment of Loans.  If a Policy is not classified as a MEC, a loan received under the Policy generally will be treated as indebtedness of the Owner. As a result, no part of any loan under a Policy will constitute income to the Owner so long as the Policy remains in force. However in those situations where the interest rate credited to the Loan Account is identical (or nearly identical) to the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Policy lapses or is surrendered when a loan is outstanding, the amount of the loan outstanding will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includable in the Owner's income. As a result, the amount of your taxable income could increase by some or all of the outstanding loan. Also, there is uncertainty regarding the tax treatment of loans where the Policy has not lapsed due to operation of a lapse protection feature, including the BenefitGuard Residual Death Benefit Endorsement.

Generally, interest paid on any loans under this Policy will not be tax deductible. The non-deductibility of interest includes interest paid or accrued on indebtedness with respect to one or more life insurance policies owned by a taxpayer covering any individual who is or has been an officer or employee of, or financially interested in, any trade or business carried on by the taxpayer. A limited exception to this rule exists for certain interest paid in connection with certain "key person" insurance. In the case of interest paid in connection with a loan with respect to a Policy covering the life of any key person, interest is deductible only to the extent that the aggregate amount of loans under one or more life insurance policies does not exceed $50,000. Further, even as to such loans up to $50,000, interest would not be deductible if the Policy were deemed for federal tax purposes to be a single premium life insurance policy or, in certain circumstances, if the loans were treated as "systematic borrowing" within the meaning of the tax law. A "key person" is an individual who is either an officer or a twenty percent owner of the taxpayer. The maximum number of individuals who can be treated as key persons may not exceed the greater of (1) 5 individuals or (2) the lesser of 5 percent of the total number of officers and employees of the taxpayer or 20 individuals. Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Policy.

Policies That Are MECs

Characterization of a Policy as a MEC.  In general, a Policy will be considered a MEC for federal income tax purposes if (1) the Policy is received in exchange for a life insurance contract that was a MEC, or (2) the Policy is entered into on or after June 21, 1988 and premiums are paid into the Policy more rapidly than the rate defined by a "7-Pay Test". This test generally provides that a Policy will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Policy at any time during the first 7 Policy Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Policy provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the Policy (as defined in the tax law) will generally result in a reapplication of the 7-Pay Test. In addition, any reduction in benefits during the 7-Pay period will affect the application of this test. Protective Life will monitor the Policies and will attempt to notify Owners on a timely basis if a Policy is in jeopardy of becoming a MEC. The Policy Owner may then request that Protective Life take whatever steps are available to avoid treating the Policy as a MEC, if that is desired.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premiums paid. Thus, withdrawals will be includible in income to the extent the Policy Value exceeds the investment in the contract. The amount of any Policy Debt will be treated as a withdrawal for tax purposes. Distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC. In addition, the discussion of interest on loans and of Lapses and surrenders while loans are outstanding under the caption "Policies That Are Not MECs" also applies to Policies which are MECs.

If the Owner assigns or pledges any portion of the Policy Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. If the entire Policy Value is assigned or pledged, subsequent increases in the Policy Value are also treated as withdrawals for as long as the assignment or pledge remains in place.The Owner's investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy treated as a MEC, an Owner should consult a tax advisor.

Penalty Tax.  Generally, proceeds of a surrender or a withdrawal (or the amount of any deemed withdrawal such as a loan, assignment, or pledge) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income, unless the surrender or withdrawal is made (1) after the Owner attains age 59-1/2, (2) because the Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Owner (or the joint lives or life expectancies of the Owner and his or her Beneficiary, as defined in the tax law).

Aggregation of Policies.  All life insurance contracts which are treated as MECs and which are purchased by the same person from Protective Life or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Constructive Receipt Issues

The IRS could determine that an Owner is in constructive receipt of the Cash Value of the Policy if the Cash Value equals the Death Benefit, which can occur in some instances where the Insured is age 95 or older. If the Owner was determined to be in constructive receipt of the Cash Value, an amount equal to the excess of the Cash Value over the investment in the contract could be includible in the Owner's income at that time.

Section 1035 Exchanges

Section 1035 of the Code provides, in certain instances, that no gain or loss will be recognized on the exchange of one life insurance policy for another life insurance policy, an endowment contract, an annuity contract, or a long-term care contract. Special rules and procedures apply to Section 1035 exchanges. If you wish to take advantage of Section 1035, you should consult your tax advisor.

Actions to Ensure Compliance with the Tax Law

Protective Life believes that the maximum amount of premiums it has determined for the Policies will comply with the federal tax definition of life insurance. Protective Life will monitor the amount of premiums paid, and, if the premiums paid exceed those permitted by the tax definition of life insurance, Protective Life will immediately refund the excess premiums with interest to the extent required by the Code. Protective Life also reserves the right to increase the Death Benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of life insurance.

Other Considerations

Changing the Owner, designating an irrevocable beneficiary, exchanging the Policy, increasing the Face Amount, changing from one Death Benefit Option to another, and other changes under the Policy may have tax consequences (other than those discussed herein) depending on the circumstances of such change or withdrawal. In addition, special tax consequences may apply if you sell your Policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured or to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Estate, Gift and Generation-Skipping Transfer Tax Considerations

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences in addition to gift and estate tax consequences under federal tax law. The individual situation of each Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes. If this Policy is used with estate and gift tax planning in mind, you should consult with your tax advisor as to the most up-to-date information as to federal estate, gift and generation skipping tax rules.

Medicare Hospital Insurance Tax

A Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to the taxable portion of (1) any proceeds distributed from the Policy as annuity payments pursuant to a settlement option prior to the death of the Insured, or (2) the proceeds of any sale or disposition of the Policy. This tax only applies to taxpayers with “modified adjusted gross income” above $250,000 in the case of married couples filing jointly or a qualifying widow(er) with dependent child, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

Federal Income Tax Withholding

In General.  Protective Life will withhold and remit to the federal government a part of the taxable portion of a surrender and withdrawal made under a Policy unless the Owner notifies Protective Life in writing and such notice is received at the Home Office at or before the time of the surrender or withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the Owner requests that no taxes be withheld or whether Protective Life withholds a sufficient amount of taxes, the Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Owner may also be required to pay penalties under the estimated tax rules if the Owner's withholding and estimated tax payments are insufficient to satisfy the Owner's tax liability.

Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal withholding tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers or beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions (including taxable Death Benefit Proceeds) from life insurance policies at a 30% rate, unless a lower treaty rate applies. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a tax advisor regarding federal tax withholding with respect to distributions from a Policy.

FATCA Withholding

If the payee of a distribution (including the Death Benefit) from the Policy is a foreign financial institution ("FFI") or a non-financial foreign entity ("NFFE") within the meaning of the Code as amended by the Foreign Account Tax Compliance Act ("FATCA"), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the Policy or the nature of the distribution. The rules relating to FATCA are complex, and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Policy.

SUPPLEMENTAL RIDERS AND ENDORSEMENTS

The following supplemental riders and endorsements may be available to be added to your Policy subject to state availability. Monthly charges, if applicable, for these riders will be deducted from your Policy Value as part of the Monthly Deduction. (See "Monthly Deduction".) The supplemental riders and endorsements available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account. Additional rules and limits apply to these supplemental riders. Not all such riders may be available at any time, and supplemental riders in addition to those listed below may be made available. Please ask your Protective Life agent for further information, or contact the Home Office. For a description of the following supplemental riders and endorsements, see "Supplemental Riders and Endorsements" in the Statement of Additional Information.

Lapse Protection Extension Rider. Provides for an extension to the lapse protection period under the Policy. The rider will double the length of the lapse protection provided by the Policy, as long as requirements for the payment of premiums are met.

Children's Term Life Insurance Rider. Provides a death benefit payable on the death of a covered child. More than one child can be covered. There is no cash value under this rider.

Accidental Death Benefit Rider. Provides an additional death benefit payable if the Insured's death results from certain accidental causes. There is no cash value under this rider.

Disability Benefit Rider. Provides for the crediting of a specified premium to a Policy on each Monthly Anniversary during the total disability of the Insured. After the Insured has been totally disabled (as defined in the rider) for six months, Protective Life will credit premiums to the Policy equal to the disability benefit amount shown in the Policy multiplied by the number of Monthly Anniversary Days that have occurred since the onset of total disability. Monthly Anniversary Days that occur more than one calendar year prior to the date that we receive a claim under a rider are not included for the purpose of this calculation. Subsequent to the time that the Insured has been totally disabled for six months, we will credit a premium equal to the disability benefit amount on each Monthly Anniversary Day. The Owner may change the disability benefit amount by Written Notice in Good Order received by Protective Life at the Home Office at any time before the Insured becomes totally disabled. Increases are subject to evidence of insurability.

Guaranteed Insurability Rider. Provides the right to increase the Face Amount of your Policy under two options. The Option exercise date depends on the rider selected: Variable Option or Survivor's Choice. Under the Variable Option you can increase the Face Amount at designated future points in time (selected at issue) without evidence of insurability. Under the Survivor's Choice Option, you specify (at issue) a designated life (other than the Insured). When the designated person dies, the Owner has the option to increase the Face Amount without evidence of insurability.

Protected Insurability Benefit Rider. Provides the right to increase the Face Amount of your Policy at designated option dates at Insured's age 25, 28, 31, 34, 37 and 40 without evidence of insurability.

Flexible Coverage Rider (FCR). Provides an additional benefit payable on the death of the Insured of a Policy without increasing the Policy's Face Amount. Limitations on the amount of such coverage may apply. The FCR may be purchased at the time the Policy is issued. An FCR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to lapse). The Policy's lapse protection does not apply to the FCR. There is no cash or loan value under this rider. This rider is not available in New Jersey.

Term Rider for Covered Insured (CIR). Provides an additional death benefit payable on the death of a covered insured other than the Insured under the Policy. The CIR may be purchased at the time the Policy is issued (or later, subject to availability and additional underwriting). The rider is generally available only on the spouse or children of the Insured. A CIR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to lapse). There is no cash or loan value under this rider.

Additional rules and limits apply to these supplemental riders. Not all such riders may be available at any time, and supplemental riders in addition to those listed above may be made available. Please ask your Protective Life agent for further information, or contact the Home Office.

BenefitGuard Residual Death Benefit Endorsement (not available for Premiere II Policies applied for before June 1, 2003). Provides a guarantee that the Policy will not lapse and the Death Benefit will be at least $10,000 as long as all of the following conditions are met:

  The Policy has been in force for at least 20 years;
  The Insured has attained at least age 65;
  The Policy Debt is at least 99% of the Policy Value; and
  The Policy Debt exceeds the Face Amount of the Policy.
When all of the conditions are met, any riders on the Policy will be terminated and any Variable Account Value will be transferred to the Fixed Account. In addition, no further premium outlays, withdrawals, policy loans, Face Amount changes, and Death Benefit Option changes will be allowed. This endorsement will terminate if the Policy terminates. The BenefitGuard residual death benefit provision may be subject to state variations and may not be available in all states. Consult your registered representative and review the endorsement for complete limitations, terms and conditions. Protective does not make any representations regarding the tax treatment of loans where the policy has not lapsed due to operation of the BenefitGuard feature. Please consult your tax advisor for more information.

Terminal Illness Accelerated Death Benefit Endorsement (not available for Premiere II Policies issued before January 3, 2000). The endorsement provides for an accelerated death benefit payment to the Owner if the Insured has a qualifying terminal illness and all of the terms and conditions of the endorsement are met. The accelerated death benefit is based on a portion of the current Face Amount and is subject to a maximum accelerated death benefit. There is no cost or charge for the endorsement. However, a lien equal to the accelerated death benefit payment is established against the policy and accumulates interest.

The primary impact of the lien and any accumulated interest is a reduction in the amount of the death benefit by the amount of the lien plus accumulated interest. The lien also reduces the amount available for loans and withdrawals. Consult your sales representative and review the endorsement for limitations, terms and conditions.

Cash Value Accumulation Test Endorsement. Provides an alternative death benefit based on the cash value accumulation test for the Policy under the Internal Revenue Code. The endorsement may impact the amount of premium payments that may be made and alters the calculation of the Death Benefit from the guideline premium compliance test.

Policy Loan Endorsement. Provides for carry-over loans on policies transferred to the Company under Section 1035 of the Internal Revenue Code. This endorsement is not available in New Jersey.

EXCHANGE PRIVILEGE

The Company is offering, where allowed by law, to Owners of certain existing life policies (the "Existing Life Policy" and/or "Existing Life Policies") issued by it, such as the interest sensitive whole life insurance, universal life insurance, and term life insurance policies, the opportunity to exchange such a life policy for this Policy. The Company reserves the right to modify, amend, terminate or suspend the Exchange Privilege at any time or from time to time. Owners of Existing Life Policies may exchange their Existing Life Policies for this Policy. Owners of Existing Life Policies may also make a partial or full surrender from their Existing Life Policies and use the proceeds to purchase this Policy. All charges and deductions described in this Prospectus are equally applicable to Policies purchased in an exchange. All charges and deductions may not be assessed under an Existing Life Policy in connection with an exchange, surrender, or partial surrender of an Existing Life Policy.

The Policy differs from the Existing Life Policies in many significant respects. Most importantly, the Policy Value under this Policy may consist, entirely or in part, of Variable Account Value which fluctuates in response to the net investment return of the Variable Account. In contrast, the policy values under the Existing Life Policies always reflect interest credited by the Company. While a minimum rate of interest (typically 4 or 4.5%) is guaranteed, the Company in the past has credited interest at higher rates. Accordingly, policy values under the Existing Life Policies reflect changing current interest rates and do not vary with the investment performance of a Variable Account.

The Policy also differs from the Existing Policies with respect to the Death Benefit. The Death Benefit payable under the Existing Policies is either a specified fixed dollar amount or a specified fixed dollar amount plus policy cash value, with policy cash value equal to premium payments under the Existing Policy credited at a specified rate(s) of interest, less charges. However, unlike the death benefit payable under an Existing Policy, the Death Benefit under the Policy may reflect changes in Variable Account Value as part of Policy Value. If the Guideline Premium Limitation/Cash Value Corridor Test applies to the Policy, under Death Benefit Option A, the Death Benefit will vary with the Policy Value whenever the Policy Value multiplied by the applicable specified percentage is greater than the Face Amount. If the Cash Value Accumulation Test applies to the Policy, under Death Benefit Option A, the Death Benefit will vary with the Policy Value whenever the minimum death benefit is greater than the Face Amount. If either test applies, under Death Benefit Option B, the Death Benefit will always vary with Policy Value. The death benefits under the Existing Policies do not reflect of the investment performance of a variable separate account of Protective Life.

There are other significant differences between the Policy and the Existing Life Policies. For example, under the Policy, there are additional fees and expenses, such as transfer fees (not currently assessed), and mortality and expense risk charges which will be assessed, as well as underlying fund expenses. None of those fees and expenses are assessed under the Existing Life Policies. The lapse protection guarantee under the Policy may be for a shorter or longer period than the lapse protection guarantee under the particular Existing Policy that may be exchanged for the Policy. In addition, the sale of the Policy is subject to regulation by the U.S. Securities and Exchange Commission and the Financial Industry Regulatory Authority, but the Existing Life Policies are not. Both the Policies and the Existing Life Policies are subject to regulation by the insurance departments of the states in which they are sold.

A table which generally summarizes the different charges under the respective policies is as follows. For more complete details Owners of Existing Life Policies should refer to their policy forms for a complete description. For more information on guaranteed charges for the Policy, see "Charges and Deductions."

	Existing Life Policy	Policy
Sales Charges/ Premium Expense Charge	Ranges from 0% to 12% of premium payments in all policy years. The premium expense charge can vary by age.	5% of each premium payment in all Policy Years.
Administrative Fees	Ranges from $4 to $5 monthly.	$8 per month in all Policy Years and $0.10 per $1,000 of Initial Face Amount per month for the first 20 Policy Years (For Policies applied for on or after June 1, 2003 in all states except California, Maryland and Texas or applied for in California, Maryland and Texas on or after August 15, 2003).
Mortality and Expense Charges	None	A monthly charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to annual rate of 0.90% of such amount during Policy Years 1-10; there is currently no charge in Policy Years 11 and thereafter. (State variations apply.)
Withdrawal Charges	$25	The lesser of $25 or 2% of the withdrawal amount requested.
Monthly Deductions	A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (see above) (3) any charges for supplemental riders (applies to Existing Life Policies which are universal life plans).	A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (see above) (3) monthly mortality and expense charges (see above) and (4) any charges for supplemental riders.
Surrender Charges	Surrender charges vary by policy type and are incurred during a surrender charge period which ranges from 0 years up to 19 years.	A declining deferred sales charge per $1,000 of Initial Face Amount is assessed on surrender charges during the first 10 Policy Years.
Guaranteed Interest Rate	Ranges from 3% to 5%.	Only Fixed Account: 3% for Policies issued on or after 6/1/03; For Policies applied for on or after June 1, 2003 in all states except California, Maryland and Texas or applied for in California, Maryland and Texas on or after August 15, 2003, 4% otherwise.

Effects of the Exchange Offer
  The Policy will be issued to Existing Life Policy Owners. Evidence of insurability may be required.
  If an Existing Life Policy Insured is within current issue age limits, the Owner may carry over existing riders if available with the Policy. Evidence of insurability may be required. An increase or addition of riders will require full evidence of insurability.
  The Contestable and Suicide provisions in the Policy will begin again as of the effective date of the exchange, if evidence of insurability is required. If evidence of insurability is not required on the exchange, the Contestable and Suicide provisions will not begin again.

Owners of Existing Life Policies should carefully consider whether it will be advantageous to replace an Existing Life Policy with a Policy. It may not be advantageous to exchange an Existing Life Policy for a Policy (or to surrender in full or in part an Existing Life Policy and use the surrender or partial surrender proceeds to purchase a Policy). Replacement of existing insurance with the Policy may reduce or otherwise change existing Policy Benefits. Additional fees and charges also may apply.

Tax Matters.

The Company believes that an exchange of an Existing Life Policy for a Policy generally should be treated as a nontaxable exchange within the meaning of Section 1035 of the Internal Revenue Code. A Policy purchased in exchange will generally be treated as a newly issued contract as of the effective date of the Policy. This could have various tax consequences. (See "Tax Considerations".)

If you surrender your Existing Life Policy in whole or in part and after receipt of the proceeds you use the surrender proceeds or partial surrender proceeds to purchase a Policy, it will not be treated as a non-taxable exchange. The surrender proceeds will generally be includible in income.

Owners of Existing Life Policies should consult their tax advisers before exchanging an Existing Life Policy for this Policy, or before surrendering in whole or in part their Existing Life Policy and using the proceeds to purchase this Policy.

USE OF THE POLICY

Life insurance, including variable life insurance, can be used to provide for many individual and business needs, in addition to providing a death benefit. Possible applications of a variable life insurance policy, such as this Policy include: (1) serving as vehicle for accumulating funds for a college education, (2) estate planning, (3) serving as an investment vehicle on various types of deferred compensation arrangements, (4) buy-sell arrangements, (5) split dollar arrangements, and (6) a supplement to other retirement plans.

As with any investment, using this Policy under these or other applications entails certain risks. For example, if investment performance of Sub-Accounts to which Policy Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate Cash Value or Surrender Value sufficient to adequately fund the application for which the Policy was purchased. Similarly, certain transactions under a Policy entail risks in connection with the application for which the Policy is purchased. Withdrawals, Policy loans and interest paid on Policy loans may significantly affect current and future Policy Value, Cash Value, Surrender Value or Death Benefit Proceeds. If, for example, a Policy loan is taken but not repaid prior to the death of the Insured, the Policy Debt is subtracted from the Death Benefit in computing the Death Benefit Proceeds to be paid to a Beneficiary.

Prior to utilizing this Policy for the above applications, you should consider whether the anticipated duration of the Policy is appropriate for the application for which you intend to purchase it.

In addition, you need to consider the tax implications of using the Policy with these applications. The tax implications of using this Policy with these applications can be complex and generally are not addressed in the discussion of "Tax Considerations" above. Loans and withdrawals will affect the Policy Value and Death Benefit. There may be penalties and taxes if the Policy is surrendered, lapses, matures or if a withdrawal or a loan is made. Because of these risks, you need to carefully consider how you use this Policy. This Policy may not be suitable for all persons, under any of these applications.

STATE VARIATIONS

Any state variations in the Policy are covered in a special policy form for use in that state. This Prospectus and SAI provide a general description of the Policy. Your actual Policy and any endorsements or riders are the controlling documents. If you would like to review a copy of your Policy and its endorsements and riders, if any, contact our Home Office or your sales representative.

SALE OF THE POLICIES

We have entered into an agreement with Investment Distributors, Inc. ("IDI") under which IDI has agreed to distribute the Policies on a "best efforts" basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Policies. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly owned subsidiary of PLC, is an affiliate of Protective Life, and its home office shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member firm of the Financial Industry Regulatory Authority ("FINRA").

IDI does not sell Policies directly to purchasers. IDI, together with Protective Life, enters into distribution agreements with other broker-dealers, including ProEquities, Inc., an affiliate of Protective Life and IDI, (collectively, "Selling Broker-Dealers") for the sale of the Policies. Registered representatives of the Selling Broker-Dealers sell the Policies directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Policies.

We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Policies. However, we may pay some or all of IDI's operating and other expenses.

We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our variable life policies, including the Policies. IDI did not retain any of these amounts, and passed along this compensation directly to the Selling Broker-Dealers.

Fiscal Year Ended	Amount Paid to IDI
December 31, 2016	$9,275,665
December 31, 2017	$8,903,766
December 31, 2018	$7,510,893

We offer the Policy on a continuous basis. While we anticipate continuing to offer the Policies, we reserve the right to discontinue the offering at any time.

Selling Broker-Dealers

We pay commissions and may provide some form of non-cash compensation to all Selling Broker-Dealers in connection with the promotion and sale of the Policies. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. We may use any of our corporate assets to pay commissions and other costs of distributing the Policies, including any profit from the mortality and expense risk charge. Commissions and other incentives or payments described below are not charged directly to Policy Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policies.

Compensation Paid to All Selling Broker-Dealers.  We pay commissions as a percentage of initial and subsequent premium payments at the time we receive them, as a percentage of Policy Value on an ongoing basis, or a combination of both. Registered representatives may be paid commissions by their selling firms on Policies they sell based on premiums paid in amounts up to approximately 105% of a targeted first year premium payment. A targeted first year premium payment is approximately equal to your minimum initial premium on an annual basis. For premiums paid in the first Policy Year which exceed this targeted amount, registered representatives may receive up to 4.5% on premiums in excess of target. For premiums received during Policy Years two through ten, the registered representatives may be paid up to 5.0% on premiums. After the first ten Policy Years registered representatives may be paid up to 1.00% on premiums received and 0.25% on unloaned Policy Value. In the normal course of business, we may also provide non-cash compensation in connection with the promotion of the Policies, including conferences and seminars (including travel, lodging and meals in connection therewith), and items of relatively small value, such as promotional gifts, meals, or tickets to sporting or entertainment events, in accordance with all applicable federal and state rules, including FINRA’s non-cash compensation rules.

The registered representative who sells you the Policy typically receives a portion of the compensation we pay to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Policy, please ask your registered representative.

Additional Compensation Paid to Selected Selling Broker-Dealers.  In addition to ordinary commissions and non-cash compensation, we may pay additional asset-based compensation in the form of marketing allowances and "revenue sharing" to selected Selling Broker-Dealers. These payments are made through IDI. These payments may be (1) additional amounts as a percentage of premium payments and/or premiums we receive on our variable insurance products, and (2) additional "trail" commissions, which are periodic payments as a percentage of the contract and policy values or variable account values of our variable insurance products. Some or all of these additional asset-based compensation payments may be conditioned upon the Selling Broker-Dealer producing a specified amount of new premium payments and/or premiums and/or maintaining a specified amount of contract and policy value with us.

The Selling Broker-Dealers to whom we pay additional asset-based compensation provide preferential treatment with respect to our products in their marketing programs. Preferential treatment of our products by a Selling Broker-Dealer may include any or all of the following: (1) enhanced marketing of our products over non-preferred products; (2) increased access to the Selling Broker-Dealer's registered representatives; and (3) payment of higher compensation to registered representatives for selling our products than for selling non-preferred products.

In 2018, we paid additional asset-based compensation to the Selling Broker-Dealers Edward Jones, UBS, Advisor Group, LPL Financial, Raymond James, Cetera Financial and Stifel in connection with the sale of our variable insurance products (including the Policies). These payments ranged from $6,256 to $11,852,999 in total.

These additional asset-based compensation arrangements are not offered to all Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of our products (and/or our affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional asset-based compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of our variable insurance products (including the Policies) over other variable insurance products (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Policy, please ask your registered representative.

We may also pay to selected Selling Broker-Dealers, including those listed above as well as others, additional compensation in the form of (1) payments for participation in meetings and conferences that include presentations about our products (including the Policies), and (2) payments to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives.

Arrangements with Affiliated Selling Broker-Dealer.  In addition to the ordinary commissions and non-cash compensation that we pay to all Selling Broker-Dealers, including ProEquities, Inc., we or our parent company, PLC, pay some of the operating and other expenses of ProEquities, Inc., such as paid-in-capital and certain overhead expenses. Additionally, employees of ProEquities, Inc. may be eligible to participate in various employee benefit plans offered by PLC.

LEGAL PROCEEDINGS

Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on Protective Life's or the Variable Account's financial position.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting, and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Death Master File to identify deceased insureds and contract Owners. In addition, we are the subject of a multistate market conduct examination with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties, and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that result from these examinations will have a material adverse impact on the Variable Account, on IDI's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information ("SAI"). Our financial statements only have bearing upon our ability to meet our obligations under the Policies. For a free copy of the SAI, please call or write to us at our Home Office.

GLOSSARY

"We", "us", "our", "Protective Life", and "Company"
Refer to Protective Life Insurance Company. "You", "your" and "Owner" refer to the person(s) who have been issued a Policy.

Attained Age
The Insured's age as of the nearest birthday on the Policy Effective Date, plus the number of complete Policy Years since the Policy Effective Date.

Cancellation Period
Period shown in the Policy during which the Owner may exercise the cancellation privilege and return the Policy for a refund.

Cash Value
Policy Value minus any applicable Surrender Charge.

Death Benefit
The amount of insurance provided under the Policy used to determine the Death Benefit Proceeds.

Death Benefit Option
One of two options that an Owner may select for the computation of Death Benefit Proceeds, Face Amount (Option A, Level), or Face Amount Plus Policy Value (Option B, Increasing).

Death Benefit Proceeds
The amount payable to the Beneficiary if the Insured dies while the Policy is in force. It is equal to the Death Benefit plus any death benefit under any rider to the Policy less (1) any Policy Debt (2) any liens for payments made under an accelerated death benefit rider or endorsement plus accrued interest and (3) less any unpaid Monthly Deductions if the Insured dies during a grace period.

Due Proof of Death
Receipt at our Home Office of a certified death certificate or judicial order from a court of competent jurisdiction or similar tribunal.

Face Amount
A dollar amount selected by the Owner and shown in the Policy on the Policy Specifications Page or Supplemental Policy Specifications Page.

FCR
The Flexible Coverage Rider.

Fixed Account
Part of Protective Life's General Account to or from which Policy Value may be transferred and into which Net Premiums may be allocated under a Policy.

Fixed Account Value
The Policy Value in the Fixed Account.

Fund
A separate investment portfolio of an open-end management investment company or unit investment trust in which a Sub-Account invests.

Good Order ("good order")
A request or transaction generally is considered in "Good Order" if we receive it at our Administrative Office within the time limits, if any, we prescribe for a particular transaction or instruction, it includes all information necessary for us to execute the requested instruction or transaction, and is signed by the individual or individuals authorized to provide the instruction or engage in the transaction. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone or Internet as described above) along with all forms, information and supporting legal documentation we require to affect the instruction or transaction. This information and documentation generally includes, to the extent applicable: the completed application or instruction form; evidence of insurability; your policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Funds affected by the requested transaction; the signatures of the Policy Owner (exactly as indicated on the Policy), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any consents. With respect to premium payments, Good Order also generally includes receipt by one of us of sufficient funds to affect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have questions, you should contact us or your financial advisor before submitting the form or request.

Home Office
2801 Highway 280 South, Birmingham, Alabama 35223.

Initial Face Amount
The Face Amount on the Policy Effective Date.

Insured
The person whose life is covered by the Policy.

Issue Age
The Insured's age as of the nearest birthday on the Policy Effective Date.

Issue Date
The date the Policy is issued.

Lapse
Termination of the Policy at the expiration of the grace period while the Insured is still living.

Loan Account
An account within Protective Life's General Account to which Fixed Account Value and/or Variable Account Value is transferred as collateral for Policy loans.

Minimum Monthly Premium
For Policies issued on Insured's Issue Age through 80 (or 75 for Policies applied for before June 1, 2003, and for Policies applied for in California, Maryland and Texas before August 15, 2003), the cumulative minimum amount of premium payments (net of any Policy Debt or withdrawals) that must be paid in order for the Policy's lapse protection to remain in effect.

Monthly Anniversary Day
The same day in each month as the Policy Effective Date.

Monthly Deduction
The fees and charges deducted monthly from the Fixed Account Value and/or Variable Account Value as described on the Policy Specifications Page of the Policy.

Net Premium
A premium payment minus the applicable premium expense charges.

Policy Anniversary
The same day and month in each Policy Year as the Policy Effective Date.

Policy Debt
The sum of all outstanding policy loans plus accrued interest.

Policy Effective Date
The date shown in the Policy as of which coverage under the Policy begins.

Policy Value
The sum of the Variable Account Value, the Fixed Account Value, and the Loan Account Value.

Policy Year
Each period of twelve months commencing with the Policy Effective Date and each Policy Anniversary thereafter.

Sub-Account
A separate division of the Variable Account established to invest in a particular Fund.

Sub-Account Value
The Policy Value in a Sub-Account.

Surrender Charge
A contingent deferred sales charge deducted from the Policy Value if the Policy is surrendered, Lapses, or the Initial Face Amount is decreased during the first 10 Policy Years.

Surrender Value
The Cash Value minus any outstanding Policy Debt and any liens for payments made under an accelerated death benefit rider or endorsement plus accrued interest.

Valuation Day
Each day the New York Stock Exchange and the Home Office are open for business except for a day that a Sub-Account's corresponding Fund does not value its shares.

Valuation Period
The period commencing with the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Day.

Variable Account
Protective Variable Life Separate Account, a separate investment account of Protective Life to and from which Policy Value may be transferred and into which Net Premiums may be allocated.

Variable Account Value
The sum of all Sub-Account Values.

Written Notice
A notice or request submitted in writing in a form satisfactory to Protective Life and received at the Home Office via U.S. postal service or nationally recognized overnight delivery service.

STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A

Examples of Death Benefit Computations Under Options A and B

Option A Example.  For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. Under Option A, a Policy with a $100,000 Face Amount will generally pay $100,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250% of the Policy Value, any time that the Policy Value exceeds $40,000, the Death Benefit will exceed the $100,000 Face Amount. Each additional dollar added to Policy Value above $40,000 will increase the Death Benefit by $2.50. A Policy with a $100,000 Face Amount and a Policy Value of $50,000 will provide Death Benefit of $125,000 ($50,000 x 250%); a Policy Value of $60,000 will provide a Death Benefit of $150,000 ($60,000 x 250%); a Policy Value of $70,000 will provide a Death Benefit of $175,000 ($70,000 x 250%).

Similarly, so long as Policy Value exceeds $40,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $45,000 to $40,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $112,500 to $100,000. If at any time, however, the Policy Value multiplied by the Face Amount percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 185%. The Death Benefit would not exceed the $100,000 Face Amount unless the Policy Value exceeded approximately $54,055 (rather than $40,000), and each dollar then added to or taken from the Policy Value would change the life insurance proceeds by $1.85 (rather than $2.50).

Option B Example.  For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. Under Option B, a Policy with a Face Amount of $100,000 will generally provide a Death Benefit of $100,000 plus Policy Value. Thus, for example, a Policy with a Policy Value of $10,000 will have a Death Benefit of $110,000 ($100,000 + $10,000); a Policy Value of $20,000 will provide a Death Benefit of $120,000 ($100,000 + $20,000). The Death Benefit, however, must be at least 250% of the Policy Value. As a result, if the Policy Value exceeds $66,666, the Death Benefit will be greater than the Face Amount plus Policy Value. Each additional dollar of Policy Value above $66,666 will increase the Death Benefit by $2.50. A Policy with a Face Amount of $100,000 and a Policy Value of $70,000 will provide a Death Benefit of $175,000 ($70,000 x 250%); a Policy Value of $80,000 will provide a Death Benefit of $200,000 ($80,000 x 250%).

Similarly, any time Policy Value exceeds $66,666, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $80,000 to $75,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $200,000 to $187,500. If at any time, however, Policy Value multiplied by the Face Amount percentage is less than the Face Amount plus the Policy Value, then the Death Benefit will be the current Face Amount plus Policy Value of the Policy.

The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the Face Amount factor would be 185%. The amount of the Death Benefit would be the sum of the Policy Value plus $100,000 unless the Policy Value exceeded $117,647 (rather than $66,666), and each dollar then added to or taken from the Policy Value would change the Death Benefit by $1.85 (rather than $2.50).

Table Of Face Amount Percentages

Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage
0-40	250%	50	185%	60	130%	70	115%
41	243%	51	178%	61	128%	71	113%
42	236%	52	171%	62	126%	72	111%
43	229%	53	164%	63	124%	73	109%
44	222%	54	157%	64	122%	74	107%
45	215%	55	150%	65	120%	75-90	105%
46	209%	56	146%	66	119%	91	104%
47	203%	57	142%	67	118%	92	103%
48	197%	58	138%	68	117%	93	102%
49	191%	59	134%	69	116%	94	101%
						95+	100%

To learn more about the Policy, you should read the SAI dated the same date as this Prospectus. The SAI contains more detailed information about the Policy than is contained in this Prospectus. The Table of Contents for the SAI appears on the last page of this Prospectus. Personalized illustrations of Death Benefits, Cash Value, and Policy Values are available without charge. For a free copy of the SAI, to receive personalized illustrations, and to request other information about the Policy please contact Brokerage Life Services at the toll-free telephone number shown on the cover. To request an SAI by mail, please tear off, complete and return this form to Protective Life's Brokerage Life Services Division customer service at the address shown on the cover.

The SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Please send me a free copy of the SAI for the Protective Premiere II Policy.

Name:

Address:

City, State, Zip:

Daytime Telephone Number:

Investment Company Act of 1940 Registration File No. 811-7337

PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
(Registrant)

PROTECTIVE LIFE INSURANCE COMPANY
(Depositor)

2801 Highway 280 South
Birmingham, Alabama 35223
(800) 265-1545

STATEMENT OF ADDITIONAL INFORMATION
Individual Flexible Premium Variable and Fixed Life Insurance Policy

This Statement of Additional Information ("SAI") contains additional information regarding the individual flexible premium variable and fixed life insurance policy (the "Policy") offered by Protective Life Insurance Company ("Protective Life"). The Policy is issued to individuals. This SAI is not a prospectus, and should be read together with the Prospectus for the Policy dated May 1, 2019 and the prospectuses for the Funds. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the Prospectus for the Policy.

May 1, 2019

STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL POLICY INFORMATION

Limits on Policy Rights

Incontestability. Unless fraud is involved, Protective Life will not contest the Policy, or any supplemental rider, after the Policy or rider has been in force during the Insured's lifetime for two years from the Policy Effective Date or the effective date of the rider. Likewise, unless fraud is involved, Protective Life will not contest an increase in the Face Amount with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.

Suicide Exclusion. If the Insured dies by suicide, while sane or insane, within two years after the Policy Effective Date, the Death Benefit will be limited to the premium payments made before death, less any Policy Debt, liens (including accrued interest) and any withdrawals. If the Insured dies by suicide within two years after an increase in Face Amount, the Death Benefit with respect to the increase will be limited to the sum of the monthly cost of insurance charges made for that increase.

Misstatement of Age or Sex

If the Insured's age or sex has been misstated in the application for the Policy or in any application for supplemental riders, the Death Benefit under the Policy or such supplemental riders is the amount which would have been provided by the most recent cost of insurance charge, and the cost of such supplemental riders, at the correct age and sex.

Settlement Options

The following settlement options may be elected.

Option 1 — Payment for a Fixed Period. Equal monthly payments will be made for any period of up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the monthly payment rates Protective Life is using when the first payment is due.

Option 2 — Life Income with Payments for a Guaranteed Period. Equal monthly payments are based on the life of the named annuitant. Payments will continue for the lifetime of the annuitant with payments guaranteed for 10 or 20 years. Payments stop at the end of the selected guaranteed period or when the named person dies, whichever is later.

Option 3 — Interest Income. Protective Life will hold any amount applied under this option. Interest on the unpaid balance will be paid each month at a rate determined by Protective Life. This rate will never be less than 1% per year.

Option 4 — Payments for a Fixed Amount. Equal monthly payments will be made of an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. Interest will be credited each month on the unpaid balance and added to it. This interest will be at a rate set by us, but will never be less than 1% per year. Payments continue until the amount Protective Life holds runs out. The last payment will be for the balance only.

Minimum Amounts. Protective Life reserves the right to pay the total amount of the Policy in one lump sum, if less than $5,000. If monthly payments are less than $50, payments may be made quarterly, semi-annually, or annually at Protective Life's option.

Other Requirements. Settlement options must be elected by Written Notice received by Protective Life at the Home Office. The Owner may elect settlement options during the Insured's lifetime; beneficiaries may elect settlement options thereafter if Death Benefit Proceeds are payable in a lump sum. The effective date of an option applied to Death Benefit Proceeds is the date the due proof of death of the Insured is received at the Home Office. The effective date of an option applied to Surrender Value is the effective date of the surrender.

If Protective Life has available, at the time a settlement option is elected, options or rates on a more favorable basis than those guaranteed, the higher benefits will apply.

ILLUSTRATIONS

We may provide illustrations for Death Benefit, Policy Value, and Surrender Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and are not a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your policy account value will depend on factors such as the amounts you allocate to particular Funds, the amounts deducted for the Policy's monthly charges, the Funds' expense ratios, and your policy loan and partial withdrawal history.

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Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed insured's age and underwriting class, face amount, planned premiums, and riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one illustration during a Policy Year.

ADDITIONAL INFORMATION

CEFLI

Protective Life is a member of the Compliance & Ethics Forum for Life Insurers ("CEFLI"), and as such may include the CEFLI logo and information about CEFLI membership in Protective advertisements. Companies that belong to CEFLI subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

Other Investors in the Funds

Shares of the American Funds Insurance Series, Legg Mason Partners Variable Equity Trust, PIMCO Variable Insurance Trust, Royce Capital Fund, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Oppenheimer Variable Account Funds, MFS Variable Insurance Trust, MFS Variable Insurance Trust II, Fidelity Variable Insurance Products, Lord Abbett Series Fund, Inc., Goldman Sachs Variable Insurance Trust, Franklin Templeton Variable Insurance Products Trust and Morgan Stanley Variable Insurance Fund, Inc. are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise among and between the interests of Policy Owners and other of the Fund's various investors. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another Fund. The board of directors (or trustees) of each of the American Funds Insurance Series, Legg Mason Partners Variable Equity Trust, PIMCO Variable Insurance Trust, Royce Capital Fund, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Oppenheimer Variable Account Funds, MFS Variable Insurance Trust, MFS Variable Insurance Trust II, Fidelity Variable Insurance Products, Lord Abbett Series Fund, Inc., Goldman Sachs Variable Insurance Trust, Franklin Templeton Variable Insurance Products Trust and Morgan Stanley Variable Insurance Fund, Inc. monitors events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

Assignment

The Policy may be assigned in accordance with its terms. An assignment is binding upon Protective Life only if it is in writing and filed at the Home Office. Once Protective Life has received a signed copy of the assignment, the Owner's rights and the interest of any beneficiary (or any other person) will be subject to the assignment. Protective Life assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Policy Debt and any liens. An assignment may result in certain amounts being subject to income tax and a 10% penalty tax. (See "Tax Considerations" in the prospectuses.)

State Regulation

Protective Life is subject to regulation by the Department of Insurance of the State of Tennessee, which periodically examines the financial condition and operations of Protective Life. Protective Life is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

Protective Life is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

Reports to Owners

Each year you will be sent a report at your last known address showing, as of the end of the current report period: the Death Benefit; Policy Value; Fixed Account Value; Variable Account Value; Loan Account Value; Sub-Account Values; premiums paid since the last report; withdrawals since the last report; any Policy loans and accrued interest; Surrender Value; current Net Premium allocations; charges deducted since the last report; any liens and accrued interest; and any other information required by law. You will also be sent an annual and a semi-annual report for each

2

Fund underlying a Sub-Account to which you have allocated Policy Value, including a list of the securities held in each Fund, as required by the Investment Company Act of 1940. In addition, when you pay premiums or request any other financial transaction under your Policy you will receive a written confirmation of these transactions.

Legal Matters

Eversheds Sutherland (US) LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

Experts

The statements of assets and liabilities of the Sub-Accounts of Protective Variable Life Separate Account as of December 31, 2018 and the related statements of operations and of changes in net assets for each of the periods presented included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The financial statements of Protective Life Insurance Company as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The principal business address of PricewaterhouseCoopers LLP is 569 Brookwood Village, Suite 851, Birmingham, AL 35209.

Reinsurance

The Company may reinsure a portion of the risks assumed under the Policies.

Additional Information

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectuses and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, DC 20549. The instruments may also be accessed using the SEC's website at http://www.sec.gov.

Financial Statements

The audited statements of assets and liabilities of the Sub-Accounts of Protective Variable Life Separate Account as of December 31, 2018 and the related statements of operations and of changes in net assets for each of the periods presented as well as the Report of Independent Registered Public Accounting Firm are contained herein.

The audited consolidated balance sheets for Protective Life as of December 31, 2018 and 2017 and the related consolidated statements of income, comprehensive income (loss), shareowner's equity, and cash flows for the three years in the period ended December 31, 2018 as well as the Report of Independent Registered Public Accounting Firm are contained herein. Protective Life's Financial Statements should be considered only as bearing on its ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Protective Variable Life Separate Account.

Financial Statements follow this page.

3

INDEX TO FINANCIAL STATEMENTS

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
Report of Independent Registered Public Accounting Firm	FSA-2
Statement of Assets and Liabilities as of December 31, 2018	FSA-5
Statement of Operations for the year ended December 31, 2018	FSA-16
Statement of Changes in Net Assets for the year ended December 31, 2018	FSA-27
Statement of Changes in Net Assets for the year ended December 31, 2017	FSA-38
Notes to Financial Statements	FSA-48
PROTECTIVE LIFE INSURANCE COMPANY
Report of Independent Registered Public Accounting Firm	F-1
Consolidated Statements of Income For The Year Ended December 31, 2018, For The Year Ended December 31, 2017, and For The Year Ended December 31, 2016	F-2
Consolidated Statements of Comprehensive Income (Loss) For The Year Ended December 31, 2018, For The Year Ended December 31, 2017, and For The Year Ended December 31, 2016	F-3
Consolidated Balance Sheets as of December 31, 2018 and as of December 31, 2017	F-4
Consolidated Statements of Shareowner's Equity For The Year Ended December 31, 2018, For The Year Ended December 31, 2017, and For The Year Ended December 31, 2016	F-5
Consolidated Statements of Cash Flows For The Year Ended December 31, 2018, For The Year Ended December 31, 2017, and For The Year Ended December 31, 2016	F-6
Notes to Consolidated Financial Statements:	F-7
Financial Statement Schedules:
Schedule III — Supplementary Insurance Information	S-1
Schedule IV — Reinsurance	S-3
Schedule V — Valuation Accounts	S-4

All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

FSA-1

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Protective Life Insurance Company and the Contract Owners of Protective Variable Life Separate Account

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Protective Variable Life Separate Account indicated in the table below as of December 31, 2018, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts in the Protective Variable Life Separate Account as of December 31, 2018, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

American Funds Asset Allocation Class 2(1)

American Funds Blue Chip Income & Growth Class 2(1)

American Funds Global Growth Class 2(1)

American Funds Global Small Capitalization Class 2(1)

American Funds Growth Class 2(1)

American Funds International Class 2(1)

American Funds New World Class 2(1)

Calvert VP SRI Balanced(1)

ClearBridge Variable Mid Cap Portfolio II(1)

ClearBridge Variable Small Cap Growth II(1)

Fidelity Contrafund Portfolio SC(1)

Fidelity Equity Income SC(1)

Fidelity Freedom Fund - 2015 Maturity SC(1)

Fidelity Freedom Fund - 2020 Maturity SC(1)

Fidelity Growth Portfolio SC(1)

Fidelity Index 500 Portfolio SC(1)

Fidelity Investment Grade Bonds SC(1)

Fidelity Mid Cap SC(1)

Franklin Flex Cap Growth VIP CL 2(1)

Franklin Income VIP CL 2(1)

Franklin Mutual Shares VIP CL 2(1)

Franklin Rising Dividend VIP CL 2(1)

Franklin Small Cap Value VIP CL 2(1)

Franklin Small-Mid Cap Growth VIP CL 2(1)

Franklin US Government Securities VIP CL 2(1)

Goldman Sachs Large Cap Value(1)

Goldman Sachs Large Cap Value Fund SC(1)

Goldman Sachs Mid Cap Value(1)

Goldman Sachs Mid Cap Value SC(1)

Goldman Sachs Small Cap Equity Insights(1)

Goldman Sachs Small Cap Equity Insights SC(1)

Goldman Sachs Strategic Growth(1)

Goldman Sachs Strategic Growth SC(1)

Goldman Sachs International Equity Insights(1)

Goldman Sachs International Equity Insights SC(1)

Goldman Sachs US Equity Insights(1)

Goldman Sachs US Equity Insights SC(1)

Goldman Sachs VIT Core Fixed Income SC(1)

Goldman Sachs VIT Growth Opportunities SC(1)

Invesco VI American Franchise I(1)

Invesco VI American Value II(1)

Invesco VI Balanced Risk Allocation II(1)

Invesco VI Comstock I(1)

Invesco VI Equity and Income II(1)

Invesco VI Global Real Estate II(1)

Invesco VI Government Securities II(1)

Invesco VI Growth & Income I(1)

Invesco VI International Growth II(1)

Invesco VI Mid-Cap Growth II(1)

Invesco VI Small Cap Equity II(1)

Lord Abbett Bond Debenture VC(1)

Lord Abbett Calibrated Dividend Growth VC(1)

Lord Abbett Classic Stock VC(1)

Lord Abbett Growth & Income VC(1)

Lord Abbett Growth Opportunities VC(1)

Lord Abbett International Opportunities VC(1)

Lord Abbett Mid Cap Stock VC(1)

Lord Abbett Series Fundamental Equity VC(1)

MFS Growth Series IC(1)

MFS Investors Trust IC(1)

MFS New Discovery IC(1)

MFS Research IC(1)

MFS Total Return IC(1)

MFS Utilities IC(1)

MFS VIT Total Return Bond SC(1)

MFS VIT Value SC(1)

MFS VIT II Emerging Markets Equity SC(1)

MFS VIT II International Value SC(1)

FSA-2

MFS VIT II MA Investors Growth Stock IC(1)

Oppenheimer Capital Appreciation Fund/VA(1)

Oppenheimer Discovery Mid Cap Growth Fund/VA(1)

Oppenheimer Global Fund/VA(1)

Oppenheimer Global Strategic Income Fund/VA(1)

Oppenheimer Government Money Fund/VA(1)

Oppenheimer Main Street Fund/VA(1)

PIMCO VIT All Asset Advisor(1)

PIMCO VIT Long-Term US Government Advisor(1)

PIMCO VIT Low Duration Advisor(1)

PIMCO VIT Real Return Advisor(1)

PIMCO VIT Short-Term Advisor(1)

PIMCO VIT Total Return Advisor(1)

Royce Capital Fund Micro-Cap SC(1)

Royce Capital Fund Small-Cap SC(1)

Templeton Developing Markets VIP CL 2(1)

Templeton Foreign VIP CL 2(1)

Templeton Global Bond VIP Fund CL 2(1)

Templeton Growth VIP CL 2(1)

TOPS Aggressive Growth ETF Class 2(2)

TOPS Balanced ETF Class 2(4)

TOPS Conservative ETF Class 2(5)

TOPS Growth ETF Class 2(3)

TOPS Moderate Growth ETF Class 2(6)

Morgan Stanley VIF, Inc. Global Real Estate II(1)

Vanguard VIF Total Bond Market Index(7)

Vanguard VIF Total Stock Market Index(8)

Vanguard VIF Mid-Cap Index(8)

(1)  Statement of operations for the year ended December 31, 2018 and statement of changes in net assets for the years ended December 31, 2018 and 2017

(2)  Statement of operations for the year ended December 31, 2018, and statement of changes in net assets for the year ended December 31, 2018 and the period October 25, 2017 (commencement of operations) through December 31, 2017

(3)  Statement of operations for the year ended December 31, 2018, and statement of changes in net assets for the year ended December 31, 2018 and the period September 12, 2017 (commencement of operations) through December 31, 2017

(4)  Statement of operations and statement of changes in net assets for the period January 20, 2018 (commencement of operations) through December 31, 2018

(5)  Statement of operations and statement of changes in net assets for the period February 22, 2018 (commencement of operations) through December 31, 2018

(6)  Statement of operations and statement of changes in net assets for the period January 17, 2018 (commencement of operations) through December 31, 2018

(7)  Statement of operations and statement of changes in net assets for the period October 1, 2018 (commencement of operations) through December 31, 2018

(8)  Statement of operations and statement of changes in net assets for the period September 5, 2018 (commencement of operations) through December 31, 2018

Basis for Opinions

These financial statements are the responsibility of the Protective Life Insurance Company's management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts in the Protective Variable Life Separate Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts in the Protective Variable Life Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of

FSA-3

December 31, 2018 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama
April 22, 2019

We have served as the auditor of one or more of the subaccounts in Protective Variable Life Separate Account since 1996.

FSA-4

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2018
($ in thousands, except Fair Value per Share)

	American Funds Insurance Series							Calvert Variable Series, Inc.
	American Funds Asset Allocation Class 2	American Funds Blue Chip Income & Growth Class 2	American Funds Global Growth Class 2	American Funds Global Small Capitalization Class 2	American Funds Growth Class 2	American Funds International Class 2	American Funds New World Class 2	Calvert VP SRI Balanced
Assets
Investments in sub-accounts at fair value	$1,835	$2,891	$889	$1,294	$3,439	$1,689	$375	$61
Receivable from Protective Life Insurance Company	—	4	—	—	4	—	—	—
Total Assets	1,835	2,895	889	1,294	3,443	1,689	375	61
Liabilities
Payable to Protective Life Insurance Company	—	4	—	—	4	—	—	—
Net Assets	$1,835	$2,891	$889	$1,294	$3,439	$1,689	$375	$61
Units Outstanding	153	241	76	126	245	163	35	2
Shares Owned in each Portfolio	87	236	35	61	49	96	18	31
Fair Value per Share	$21.08	$12.24	$25.50	$21.16	$69.48	$17.60	$20.79	$1.94
Investment in Portfolio shares, at Cost	$1,937	$3,209	$968	$1,273	$3,495	$1,742	$404	$67

The accompanying notes are an integral part of these financial statements.
FSA-5

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2018
($ in thousands, except Fair Value per Share)

	Fidelity Variable Insurance Products								Franklin Templeton Variable Insurance Products Trust
	Fidelity Contrafund Portfolio SC	Fidelity Equity Income SC	Fidelity Freedom Fund - 2015 Maturity SC	Fidelity Freedom Fund - 2020 Maturity SC	Fidelity Growth Portfolio SC	Fidelity Index 500 Portfolio SC	Fidelity Investment Grade Bonds SC	Fidelity Mid Cap SC	Franklin Flex Cap Growth VIP CL 2
Assets
Investments in sub-accounts at fair value	$29,197	$2,287	$349	$649	$2,089	$16,767	$9,597	$15,628	$3,726
Receivable from Protective Life Insurance Company	31	—	—	—	7	26	3	—	3
Total Assets	29,228	2,287	349	649	2,096	16,793	9,600	15,628	3,729
Liabilities
Payable to Protective Life Insurance Company	31	—	—	—	10	26	3	2	3
Net Assets	$29,197	$2,287	$349	$649	$2,086	$16,767	$9,597	$15,626	$3,726
Units Outstanding	853	97	21	39	88	641	545	448	161
Shares Owned in each Portfolio	913	113	29	52	33	67	787	523	577
Fair Value per Share	$31.97	$20.26	$12.24	$12.54	$62.83	$251.57	$12.20	$29.90	$6.46
Investment in Portfolio shares, at Cost	$25,916	$2,633	$287	$507	$1,227	$11,890	$9,916	$16,673	$5,094

The accompanying notes are an integral part of these financial statements.
FSA-6

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2018
($ in thousands, except Fair Value per Share)

	Franklin Templeton Variable Insurance Products Trust
	Franklin Income VIP CL 2	Franklin Mutual Shares VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small Cap Value VIP CL 2	Franklin Small-Mid Cap Growth VIP CL 2	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2
Assets
Investments in sub-accounts at fair value	$17,091	$38,058	$17,172	$2,815	$3,689	$13,229	$978	$8,352	$11,413	$13,594
Receivable from Protective Life Insurance Company	6	16	10	—	8	15	—	5	4	4
Total Assets	17,097	38,074	17,182	2,815	3,697	13,244	978	8,357	11,417	13,598
Liabilities
Payable to Protective Life Insurance Company	88	20	23	—	8	17	—	5	14	4
Net Assets	$17,009	$38,054	$17,159	$2,815	$3,689	$13,227	$978	$8,352	$11,403	$13,594
Units Outstanding	880	2,209	721	119	172	961	96	629	608	957
Shares Owned in each Portfolio	1,159	2,187	686	193	242	1,122	115	656	678	1,113
Fair Value per Share	$14.74	$17.40	$25.04	$14.60	$15.22	$11.79	$8.54	$12.74	$16.83	$12.21
Investment in Portfolio shares, at Cost	$17,513	$39,974	$14,593	$3,417	$4,675	$14,144	$918	$9,696	$11,834	$14,185

The accompanying notes are an integral part of these financial statements.
FSA-7

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2018
($ in thousands, except Fair Value per Share)

	Goldman Sachs Variable Insurance Trust
	Goldman Sachs International Equity Insights	Goldman Sachs International Equity Insights SC	Goldman Sachs Large Cap Value	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Mid Cap Value	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Small Cap Equity Insights SC	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC
Assets
Investments in sub-accounts at fair value	$5,822	$2,021	$11,900	$2,596	$2,301	$4,321	$7,292	$423	$11,097	$4,310
Receivable from Protective Life Insurance Company	3	4	7	12	—	3	2	—	2	3
Total Assets	5,825	2,025	11,907	2,608	2,301	4,324	7,294	423	11,099	4,313
Liabilities
Payable to Protective Life Insurance Company	77	4	85	12	—	4	81	—	8	3
Net Assets	$5,748	$2,021	$11,822	$2,596	$2,301	$4,320	$7,213	$423	$11,091	$4,310
Units Outstanding	279	193	342	163	78	230	122	18	189	175
Shares Owned in each Portfolio	822	284	1,552	339	179	332	703	41	1,135	441
Fair Value per Share	$7.08	$7.11	$7.67	$7.67	$12.89	$13.01	$10.37	$10.28	$9.78	$9.78
Investment in Portfolio shares, at Cost	$9,513	$2,378	$16,289	$3,182	$2,782	$5,233	$9,172	$391	$12,812	$5,086

The accompanying notes are an integral part of these financial statements.
FSA-8

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2018
($ in thousands, except Fair Value per Share)

	Goldman Sachs Variable Insurance Trust				Invesco Variable Insurance Funds
	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC	Goldman Sachs VIT Core Fixed Income SC	Goldman Sachs VIT Growth Opportunities SC	Invesco VI American Franchise I	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Comstock I	Invesco VI Equity and Income II	Invesco VI Global Real Estate II
Assets
Investments in sub-accounts at fair value	$9,941	$137	$434	$1,943	$4,938	$3,114	$482	$34,585	$24,008	$731
Receivable from Protective Life Insurance Company	5	—	—	—	2	9	—	7	9	—
Total Assets	9,946	137	434	1,943	4,940	3,123	482	34,592	24,017	731
Liabilities
Payable to Protective Life Insurance Company	52	—	—	—	2	9	—	19	15	—
Net Assets	$9,894	$137	$434	$1,943	$4,938	$3,114	$482	$34,573	$24,002	$731
Units Outstanding	196	6	41	76	377	141	30	954	822	52
Shares Owned in each Portfolio	661	9	43	765	86	227	52	2,145	1,498	49
Fair Value per Share	$15.03	$15.12	$10.21	$2.54	$57.15	$13.71	$9.34	$16.12	$16.04	$15.03
Investment in Portfolio shares, at Cost	$10,182	$89	$443	$3,129	$3,531	$3,941	$581	$28,199	$21,904	$780

The accompanying notes are an integral part of these financial statements.
FSA-9

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2018
($ in thousands, except Fair Value per Share)

	Invesco Variable Insurance Funds					Legg Mason Partners Variable Equity Trust		Lord Abbett Series Fund, Inc.
	Invesco VI Government Securities II	Invesco VI Growth & Income I	Invesco VI International Growth II	Invesco VI Mid-Cap Growth II	Invesco VI Small Cap Equity II	ClearBridge Variable Mid Cap Portfolio II	ClearBridge Variable Small Cap Growth II	Lord Abbett Bond Debenture VC	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett Classic Stock VC
Assets
Investments in sub-accounts at fair value	$4,882	$34,689	$6,962	$3,675	$1,479	$1,556	$1,181	$25,076	$10,107	$933
Receivable from Protective Life Insurance Company	6	13	6	1	2	1	2	11	3	—
Total Assets	4,888	34,702	6,968	3,676	1,481	1,557	1,183	25,087	10,110	933
Liabilities
Payable to Protective Life Insurance Company	6	69	6	35	2	1	2	120	34	—
Net Assets	$4,882	$34,633	$6,962	$3,641	$1,479	$1,556	$1,181	$24,967	$10,076	$933
Units Outstanding	426	1,098	574	290	103	67	38	842	267	49
Shares Owned in each Portfolio	439	1,981	214	787	98	91	52	2,263	750	92
Fair Value per Share	$11.12	$17.51	$32.51	$4.67	$15.07	$17.17	$22.81	$11.08	$13.48	$10.14
Investment in Portfolio shares, at Cost	$5,106	$37,562	$7,190	$3,335	$1,952	$1,598	$1,138	$26,641	$10,565	$1,082
The accompanying notes are an integral part of these financial statements.
FSA-10

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2018
($ in thousands, except Fair Value per Share)

	Lord Abbett Series Fund, Inc.					MFS Variable Insurance Trust
	Lord Abbett Growth & Income VC	Lord Abbett Growth Opportunities VC	Lord Abbett International Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Investors Trust IC	MFS New Discovery IC	MFS Research IC	MFS Total Return IC
Assets
Investments in sub-accounts at fair value	$15,348	$3,494	$1,190	$14,135	$7,095	$12,682	$9,802	$6,082	$8,684	$17,653
Receivable from Protective Life Insurance Company	—	2	—	5	5	5	5	2	4	3
Total Assets	15,348	3,496	1,190	14,140	7,100	12,687	9,807	6,084	8,688	17,656
Liabilities
Payable to Protective Life Insurance Company	59	1	—	6	7	55	35	4	11	3
Net Assets	$15,289	$3,495	$1,190	$14,134	$7,093	$12,632	$9,772	$6,080	$8,677	$17,653
Units Outstanding	626	94	83	563	320	244	265	122	220	467
Shares Owned in each Portfolio	501	333	186	712	502	270	362	348	348	811
Fair Value per Share	$30.65	$10.48	$6.41	$19.86	$14.13	$47.01	$27.05	$17.46	$24.93	$21.78
Investment in Portfolio shares, at Cost	$12,158	$4,302	$1,473	$13,820	$8,780	$8,747	$8,111	$5,738	$7,568	$15,896

The accompanying notes are an integral part of these financial statements.
FSA-11

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2018
($ in thousands, except Fair Value per Share)

	MFS Variable Insurance Trust			MFS Variable Insurance Trust II			Oppenheimer Variable Account Funds
	MFS Utilities IC	MFS VIT Total Return Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock IC	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Global Fund/VA
Assets
Investments in sub-accounts at fair value	$4,735	$13,075	$13,167	$535	$5,389	$4,232	$10,440	$4,025	$21,049
Receivable from Protective Life Insurance Company	1	23	16	—	6	1	4	1	6
Total Assets	4,736	13,098	13,183	535	5,395	4,233	10,444	4,026	21,055
Liabilities
Payable to Protective Life Insurance Company	3	45	20	5	11	8	14	4	12
Net Assets	$4,733	$13,053	$13,163	$530	$5,384	$4,225	$10,430	$4,022	$21,043
Units Outstanding	96	960	554	53	311	309	258	112	452
Shares Owned in each Portfolio	161	1,052	776	37	219	240	215	59	554
Fair Value per Share	$29.38	$12.43	$16.96	$14.53	$24.60	$17.60	$48.50	$68.65	$38.00
Investment in Portfolio shares, at Cost	$3,760	$13,731	$13,001	$520	$4,712	$4,279	$9,696	$4,229	$17,385

The accompanying notes are an integral part of these financial statements.
FSA-12

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2018
($ in thousands, except Fair Value per Share)

	Oppenheimer Variable Account Funds			PIMCO Variable Insurance Trust
	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Government Money Fund/VA	Oppenheimer Main Street Fund/VA	PIMCO VIT All Asset Advisor	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor
Assets
Investments in sub-accounts at fair value	$12,537	$7,428	$8,874	$159	$393	$1,909	$8,573	$1,406	$21,874
Receivable from Protective Life Insurance Company	7	17	3	—	36	8	15	13	9
Total Assets	12,544	7,445	8,877	159	429	1,917	8,588	1,419	21,883
Liabilities
Payable to Protective Life Insurance Company	26	13	31	—	36	8	19	13	65
Net Assets	$12,518	$7,432	$8,846	$159	$393	$1,909	$8,569	$1,406	$21,818
Units Outstanding	434	4,644	256	13	25	162	668	123	1,629
Shares Owned in each Portfolio	2,690	7,428	331	16	34	189	723	137	2,087
Fair Value per Share	$4.66	$1.00	$26.81	$10.05	$11.62	$10.08	$11.85	$10.29	$10.48
Investment in Portfolio shares, at Cost	$13,426	$7,428	$7,459	$176	$406	$1,979	$9,195	$1,406	$23,039

The accompanying notes are an integral part of these financial statements.
FSA-13

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2018
($ in thousands, except Fair Value per Share)

	Royce Capital Fund		TOPS Funds					The Universal Institutional Funds, Inc.
	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC	TOPS Aggressive Growth ETF Class 2	TOPS Balanced ETF Class 2	TOPS Conservative ETF Class 2	TOPS Growth ETF Class 2	TOPS Moderate Growth ETF Class 2	Morgan Stanley VIF, Inc. Global Real Estate II
Assets
Investments in sub-accounts at fair value	$671	$6,162	$10	$9	$19	$747	$71	$554
Receivable from Protective Life Insurance Company	—	2	—	—	—	—	—	12
Total Assets	671	6,164	10	9	19	747	71	566
Liabilities
Payable to Protective Life Insurance Company	—	4	—	—	—	—	—	12
Net Assets	$671	$6,160	$10	$9	$19	$747	$71	$554
Units Outstanding	45	325	1	1	2	75	7	39
Shares Owned in each Portfolio	76	801	1	1	2	57	7	56
Fair Value per Share	$8.80	$7.69	$12.75	$11.13	$11.21	$13.06	$10.73	$9.87
Investment in Portfolio shares, at Cost	$849	$7,581	$12	$10	$20	$854	$79	$454

The accompanying notes are an integral part of these financial statements.
FSA-14

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2018
($ in thousands, except Fair Value per Share)

	Vanguard Funds
	Vanguard VIF Total Bond Market Index	Vanguard VIF Total Stock Market Index	Vanguard VIF Mid-Cap Index
Assets
Investments in sub-accounts at fair value	$26	$57	$1
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	26	57	1
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$26	$57	$1
Units Outstanding	3	5	—
Shares Owned in each Portfolio	2	2	—
Fair Value per Share	$11.54	$34.26	$20.23
Investment in Portfolio shares, at Cost	$25	$66	$2

The accompanying notes are an integral part of these financial statements.
FSA-15

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018
($ in thousands)

	American Funds Insurance Series							Calvert Variable Series, Inc.
	American Funds Asset Allocation Class 2	American Funds Blue Chip Income & Growth Class 2	American Funds Global Growth Class 2	American Funds Global Small Capitalization Class 2	American Funds Growth Class 2	American Funds International Class 2	American Funds New World Class 2	Calvert VP SRI Balanced
	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018
Investment Income
Dividend income	$32	$60	$6	$1	$16	$30	$3	$1
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investments	(1)	(2)	—	—	(1)	—	—	—
Capital gain distributions	77	213	57	61	326	78	9	6
Net realized gain (loss) on investments	76	211	57	61	325	78	9	6
Net unrealized appreciation (depreciation) on investments	(200)	(555)	(156)	(212)	(400)	(346)	(69)	(9)
Net realized and unrealized gain (loss) on investments	(124)	(344)	(99)	(151)	(75)	(268)	(60)	(3)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(92)	$(284)	$(93)	$(150)	$(59)	$(238)	$(57)	$(2)

The accompanying notes are an integral part of these financial statements.
FSA-16

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2018
($ in thousands)

	Fidelity Variable Insurance Products								Franklin Templeton Variable Insurance Products Trust
	Fidelity Contrafund Portfolio SC	Fidelity Equity Income SC	Fidelity Freedom Fund - 2015 Maturity SC	Fidelity Freedom Fund - 2020 Maturity SC	Fidelity Growth Portfolio SC	Fidelity Index 500 Portfolio SC	Fidelity Investment Grade Bonds SC	Fidelity Mid Cap SC	Franklin Flex Cap Growth VIP CL 2
	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018
Investment Income
Dividend income	$199	$55	$6	$10	$3	$325	$230	$102	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investments	86	6	—	—	24	10	—	10	45
Capital gain distributions	2,758	116	14	22	318	85	57	1,505	698
Net realized gain (loss) on investments	2,844	122	14	22	342	95	57	1,515	743
Net unrealized appreciation (depreciation) on investments	(5,003)	(383)	(39)	(73)	(332)	(1,235)	(339)	(4,265)	(599)
Net realized and unrealized gain (loss) on investments	(2,159)	(261)	(25)	(51)	10	(1,140)	(282)	(2,750)	144
Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,960)	$(206)	$(19)	$(41)	$13	$(815)	$(52)	$(2,648)	$144

The accompanying notes are an integral part of these financial statements.
FSA-17

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2018
($ in thousands)

	Franklin Templeton Variable Insurance Products Trust
	Franklin Income VIP CL 2	Franklin Mutual Shares VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small Cap Value VIP CL 2	Franklin Small-Mid Cap Growth VIP CL 2	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2
	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018
Investment Income
Dividend income	$878	$1,017	$237	$28	$—	$344	$9	$245	$—	$309
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investments	(9)	(4)	13	—	8	—	8	2	8	73
Capital gain distributions	—	1,583	1,148	484	418	—	—	—	—	1,308
Net realized gain (loss) on investments	(9)	1,579	1,161	484	426	—	8	2	8	1,381
Net unrealized appreciation (depreciation) on investments	(1,646)	(6,378)	(2,295)	(924)	(641)	(290)	(191)	(1,754)	215	(4,054)
Net realized and unrealized gain (loss) on investments	(1,655)	(4,799)	(1,134)	(440)	(215)	(290)	(183)	(1,752)	223	(2,673)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(777)	$(3,782)	$(897)	$(412)	$(215)	$54	$(174)	$(1,507)	$223	$(2,364)

The accompanying notes are an integral part of these financial statements.
FSA-18

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2018
($ in thousands)

	Goldman Sachs Variable Insurance Trust
	Goldman Sachs International Equity Insights	Goldman Sachs International Equity Insights SC	Goldman Sachs Large Cap Value	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Mid Cap Value	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Small Cap Equity Insights SC	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC
	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018
Investment Income
Dividend income	$132	$38	$172	$30	$35	$26	$41	$1	$55	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investments	(42)	—	5	—	—	(1)	27	4	148	13
Capital gain distributions	1,176	403	738	162	315	589	1,215	72	5,561	2,157
Net realized gain (loss) on investments	1,134	403	743	162	315	588	1,242	76	5,709	2,170
Net unrealized appreciation (depreciation) on investments	(2,390)	(830)	(2,015)	(441)	(620)	(1,126)	(1,939)	(114)	(5,806)	(2,215)
Net realized and unrealized gain (loss) on investments	(1,256)	(427)	(1,272)	(279)	(305)	(538)	(697)	(38)	(97)	(45)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,124)	$(389)	$(1,100)	$(249)	$(270)	$(512)	$(656)	$(37)	$(42)	$(45)

The accompanying notes are an integral part of these financial statements.
FSA-19

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2018
($ in thousands)

	Goldman Sachs Variable Insurance Trust				Invesco Variable Insurance Funds
	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC	Goldman Sachs VIT Core Fixed Income SC	Goldman Sachs VIT Growth Opportunities SC	Invesco VI American Franchise I	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Comstock I	Invesco VI Equity and Income II	Invesco VI Global Real Estate II
	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018
Investment Income
Dividend income	$139	$1	$8	$—	$—	$7	$7	$701	$533	$28
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investments	34	2	—	3	14	2	1	108	(18)	—
Capital gain distributions	1,627	22	—	1,278	358	506	46	3,984	1,184	9
Net realized gain (loss) on investments	1,661	24	—	1,281	372	508	47	4,092	1,166	9
Net unrealized appreciation (depreciation) on investments	(2,421)	(36)	(9)	(1,366)	(534)	(970)	(87)	(9,574)	(4,298)	(86)
Net realized and unrealized gain (loss) on investments	(760)	(12)	(9)	(85)	(162)	(462)	(40)	(5,482)	(3,132)	(77)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(621)	$(11)	$(1)	$(85)	$(162)	$(455)	$(33)	$(4,781)	$(2,599)	$(49)

The accompanying notes are an integral part of these financial statements.
FSA-20

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2018
($ in thousands)

	Invesco Variable Insurance Funds					Legg Mason Partners Variable Equity Trust		Lord Abbett Series Fund, Inc.
	Invesco VI Government Securities II	Invesco VI Growth & Income I	Invesco VI International Growth II	Invesco VI Mid-Cap Growth II	Invesco VI Small Cap Equity II	ClearBridge Variable Mid Cap Portfolio II	ClearBridge Variable Small Cap Growth II	Lord Abbett Bond Debenture VC	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett Classic Stock VC
	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018
Investment Income
Dividend income	$97	$836	$140	$—	$—	$3	$—	$1,139	$197	$8
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investments	—	41	(2)	4	—	—	(5)	—	6	1
Capital gain distributions	—	3,811	55	453	120	32	140	573	993	158
Net realized gain (loss) on investments	—	3,852	53	457	120	32	135	573	999	159
Net unrealized appreciation (depreciation) on investments	(83)	(9,989)	(1,407)	(684)	(384)	(260)	(130)	(2,763)	(1,685)	(245)
Net realized and unrealized gain (loss) on investments	(83)	(6,137)	(1,354)	(227)	(264)	(228)	5	(2,190)	(686)	(86)
Net Increase (Decrease) in Net Assets Resulting from Operations	$14	$(5,301)	$(1,214)	$(227)	$(264)	$(225)	$5	$(1,051)	$(489)	$(78)

The accompanying notes are an integral part of these financial statements.
FSA-21

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2018
($ in thousands)

	Lord Abbett Series Fund, Inc.					MFS Variable Insurance Trust
	Lord Abbett Growth & Income VC	Lord Abbett Growth Opportunities VC	Lord Abbett International Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Investors Trust IC	MFS New Discovery IC	MFS Research IC	MFS Total Return IC
	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018
Investment Income
Dividend income	$236	$—	$13	$112	$117	$13	$69	$—	$68	$420
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investments	(1)	44	—	(6)	—	171	73	148	52	25
Capital gain distributions	1,355	829	174	535	1,178	930	482	898	1,120	856
Net realized gain (loss) on investments	1,354	873	174	529	1,178	1,101	555	1,046	1,172	881
Net unrealized appreciation (depreciation) on investments	(2,955)	(959)	(551)	(3,143)	(1,918)	(693)	(1,166)	(1,081)	(1,607)	(2,358)
Net realized and unrealized gain (loss) on investments	(1,601)	(86)	(377)	(2,614)	(740)	408	(611)	(35)	(435)	(1,477)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,365)	$(86)	$(364)	$(2,502)	$(623)	$421	$(542)	$(35)	$(367)	$(1,057)

The accompanying notes are an integral part of these financial statements.
FSA-22

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2018
($ in thousands)

	MFS Variable Insurance Trust			MFS Variable Insurance Trust II			Oppenheimer Variable Account Funds
	MFS Utilities IC	MFS VIT Total Return Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock IC	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Global Fund/VA
	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018
Investment Income
Dividend income	$54	$394	$192	$—	$53	$27	$38	$—	$247
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investments	(1)	—	6	2	3	29	23	18	278
Capital gain distributions	19	—	1,002	—	65	272	905	636	1,745
Net realized gain (loss) on investments	18	—	1,008	2	68	301	928	654	2,023
Net unrealized appreciation (depreciation) on investments	(19)	(561)	(2,704)	(88)	(692)	(275)	(1,582)	(903)	(5,408)
Net realized and unrealized gain (loss) on investments	(1)	(561)	(1,696)	(86)	(624)	26	(654)	(249)	(3,385)
Net Increase (Decrease) in Net Assets Resulting from Operations	$53	$(167)	$(1,504)	$(86)	$(571)	$53	$(616)	$(249)	$(3,138)

The accompanying notes are an integral part of these financial statements.
FSA-23

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2018
($ in thousands)

	Oppenheimer Variable Account Funds			PIMCO Variable Insurance Trust
	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Government Money Fund/VA	Oppenheimer Main Street Fund/VA	PIMCO VIT All Asset Advisor	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor
	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018
Investment Income
Dividend income	$663	$101	$117	$5	$9	$34	$194	$26	$517
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investments	(1)	—	27	—	(3)	(1)	—	—	—
Capital gain distributions	—	—	881	—	2	—	—	2	263
Net realized gain (loss) on investments	(1)	—	908	—	(1)	(1)	—	2	263
Net unrealized appreciation (depreciation) on investments	(1,253)	—	(1,775)	(14)	(19)	(29)	(384)	(11)	(891)
Net realized and unrealized gain (loss) on investments	(1,254)	—	(867)	(14)	(20)	(30)	(384)	(9)	(628)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(591)	$101	$(750)	$(9)	$(11)	$4	$(190)	$17	$(111)

The accompanying notes are an integral part of these financial statements.
FSA-24

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2018
($ in thousands)

	Royce Capital Fund		TOPS Funds					The Universal Institutional Funds, Inc.
	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC	TOPS Aggressive Growth ETF Class 2	TOPS Balanced ETF Class 2	TOPS Conservative ETF Class 2	TOPS Growth ETF Class 2	TOPS Moderate Growth ETF Class 2	Morgan Stanley VIF, Inc. Global Real Estate II
	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/20/2018 to 12/31/2018	2/22/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/17/2018 to 12/31/2018	1/1/2018 to 12/31/2018
Investment Income
Dividend income	$—	$21	$—	$—	$—	$9	$1	$18
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investments	(1)	4	—	—	—	—	—	—
Capital gain distributions	34	86	—	—	—	31	2	—
Net realized gain (loss) on investments	33	90	—	—	—	31	2	—
Net unrealized appreciation (depreciation) on investments	(107)	(684)	(1)	(1)	(1)	(114)	(8)	(68)
Net realized and unrealized gain (loss) on investments	(74)	(594)	(1)	(1)	(1)	(83)	(6)	(68)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(74)	$(573)	$(1)	$(1)	$(1)	$(74)	$(5)	$(50)

The accompanying notes are an integral part of these financial statements.
FSA-25

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2018
($ in thousands)

	Vanguard Funds
	Vanguard VIF Total Bond Market Index	Vanguard VIF Total Stock Market Index	Vanguard VIF Mid-Cap Index
	10/1/2018 to 12/31/2018	9/5/2018 to 12/31/2018	9/5/2018 to 12/31/2018
Investment Income
Dividend income	$—	$—	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investments	—	—	—
Capital gain distributions	—	—	—
Net realized gain (loss) on investments	—	—	—
Net unrealized appreciation (depreciation) on investments	—	(9)	—
Net realized and unrealized gain (loss) on investments	—	(9)	—
Net Increase (Decrease) in Net Assets Resulting from Operations	$—	$(9)	$—

The accompanying notes are an integral part of these financial statements.
FSA-26

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2018
($ in thousands)

	American Funds Insurance Series							Calvert Variable Series, Inc.
	American Funds Asset Allocation Class 2	American Funds Blue Chip Income & Growth Class 2	American Funds Global Growth Class 2	American Funds Global Small Capitalization Class 2	American Funds Growth Class 2	American Funds International Class 2	American Funds New World Class 2	Calvert VP SRI Balanced
	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018
From Operations
Net investment income (loss)	$32	$60	$6	$1	$16	$30	$3	$1
Net realized gain (loss) on investments	76	211	57	61	325	78	9	6
Net unrealized appreciation (depreciation) on investments	(200)	(555)	(156)	(212)	(400)	(346)	(69)	(9)
Net increase (decrease) in net assets resulting from operations	(92)	(284)	(93)	(150)	(59)	(238)	(57)	(2)
From Variable Life Policy Transactions
Policy owners' net payments	150	402	152	52	408	113	58	—
Policy maintenance charges	(81)	(162)	(40)	(56)	(218)	(70)	(19)	(1)
Policy owners' benefits	(40)	(31)	(10)	(9)	(19)	(3)	(4)	—
Net policy loan repayments (withdrawals)	(18)	(36)	—	—	(37)	—	—	—
Transfer (to) from other portfolios	361	634	186	168	473	387	127	—
Net increase (decrease) in net assets resulting from variable life policy transactions	372	807	288	155	607	427	162	(1)
Total increase (decrease) in net assets	280	523	195	5	548	189	105	(3)
Net Assets
Beginning of period	1,555	2,368	694	1,289	2,891	1,500	270	64
End of period	$1,835	$2,891	$889	$1,294	$3,439	$1,689	$375	$61

The accompanying notes are an integral part of these financial statements.
FSA-27

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2018
($ in thousands)

	Fidelity Variable Insurance Products								Franklin Templeton Variable Insurance Products Trust
	Fidelity Contrafund Portfolio SC	Fidelity Equity Income SC	Fidelity Freedom Fund - 2015 Maturity SC	Fidelity Freedom Fund - 2020 Maturity SC	Fidelity Growth Portfolio SC	Fidelity Index 500 Portfolio SC	Fidelity Investment Grade Bonds SC	Fidelity Mid Cap SC	Franklin Flex Cap Growth VIP CL 2
	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018
From Operations
Net investment income (loss)	$199	$55	$6	$10	$3	$325	$230	$102	$—
Net realized gain (loss) on investments	2,844	122	14	22	342	95	57	1,515	743
Net unrealized appreciation (depreciation) on investments	(5,003)	(383)	(39)	(73)	(332)	(1,235)	(339)	(4,265)	(599)
Net increase (decrease) in net assets resulting from operations	(1,960)	(206)	(19)	(41)	13	(815)	(52)	(2,648)	144
From Variable Life Policy Transactions
Policy owners' net payments	2,143	96	4	21	152	855	514	1,409	188
Policy maintenance charges	(1,252)	(85)	(10)	(16)	(82)	(668)	(416)	(736)	(115)
Policy owners' benefits	(1,220)	(122)	—	(2)	(194)	(221)	(97)	(473)	(82)
Net policy loan repayments (withdrawals)	(127)	(7)	—	—	(1)	(117)	(12)	(40)	(54)
Transfer (to) from other portfolios	(226)	31	4	(11)	(32)	406	579	259	(219)
Net increase (decrease) in net assets resulting from variable life policy transactions	(682)	(87)	(2)	(8)	(157)	255	568	419	(282)
Total increase (decrease) in net assets	(2,642)	(293)	(21)	(49)	(144)	(560)	516	(2,229)	(138)
Net Assets
Beginning of period	31,839	2,580	370	698	2,230	17,327	9,081	17,855	3,864
End of period	$29,197	$2,287	$349	$649	$2,086	$16,767	$9,597	$15,626	$3,726

The accompanying notes are an integral part of these financial statements.
FSA-28

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2018
($ in thousands)

	Franklin Templeton Variable Insurance Products Trust
	Franklin Income VIP CL 2	Franklin Mutual Shares VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small Cap Value VIP CL 2	Franklin Small-Mid Cap Growth VIP CL 2	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2
	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018
From Operations
Net investment income (loss)	$878	$1,017	$237	$28	$—	$344	$9	$245	$—	$309
Net realized gain (loss) on investments	(9)	1,579	1,161	484	426	—	8	2	8	1,381
Net unrealized appreciation (depreciation) on investments	(1,646)	(6,378)	(2,295)	(924)	(641)	(290)	(191)	(1,754)	215	(4,054)
Net increase (decrease) in net assets resulting from operations	(777)	(3,782)	(897)	(412)	(215)	54	(174)	(1,507)	223	(2,364)
From Variable Life Policy Transactions
Policy owners' net payments	853	2,811	1,012	189	269	979	65	518	677	877
Policy maintenance charges	(617)	(1,648)	(616)	(101)	(133)	(622)	(42)	(279)	(469)	(486)
Policy owners' benefits	(671)	(1,315)	(527)	(108)	(162)	(381)	(11)	(304)	(377)	(502)
Net policy loan repayments (withdrawals)	(90)	(192)	(89)	(28)	(8)	(11)	(35)	(9)	(31)	(150)
Transfer (to) from other portfolios	(79)	1,043	(339)	113	25	863	56	348	459	59
Net increase (decrease) in net assets resulting from variable life policy transactions	(604)	699	(559)	65	(9)	828	33	274	259	(202)
Total increase (decrease) in net assets	(1,381)	(3,083)	(1,456)	(347)	(224)	882	(141)	(1,233)	482	(2,566)
Net Assets
Beginning of period	18,390	41,137	18,615	3,162	3,913	12,345	1,119	9,585	10,921	16,160
End of period	$17,009	$38,054	$17,159	$2,815	$3,689	$13,227	$978	$8,352	$11,403	$13,594
The accompanying notes are an integral part of these financial statements.
FSA-29

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2018
($ in thousands)

	Goldman Sachs Variable Insurance Trust
	Goldman Sachs International Equity Insights	Goldman Sachs International Equity Insights SC	Goldman Sachs Large Cap Value	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Mid Cap Value	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Small Cap Equity Insights SC	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC
	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018
From Operations
Net investment income (loss)	$132	$38	$172	$30	$35	$26	$41	$1	$55	$—
Net realized gain (loss) on investments	1,134	403	743	162	315	588	1,242	76	5,709	2,170
Net unrealized appreciation (depreciation) on investments	(2,390)	(830)	(2,015)	(441)	(620)	(1,126)	(1,939)	(114)	(5,806)	(2,215)
Net increase (decrease) in net assets resulting from operations	(1,124)	(389)	(1,100)	(249)	(270)	(512)	(656)	(37)	(42)	(45)
From Variable Life Policy Transactions
Policy owners' net payments	322	198	490	128	83	443	287	27	405	348
Policy maintenance charges	(264)	(80)	(452)	(81)	(84)	(279)	(250)	(18)	(428)	(218)
Policy owners' benefits	(420)	(63)	(936)	(85)	(136)	(22)	(449)	(38)	(533)	(165)
Net policy loan repayments (withdrawals)	(53)	(32)	(73)	(23)	(12)	(42)	(42)	(6)	(72)	(8)
Transfer (to) from other portfolios	121	134	27	5	16	313	(66)	—	(398)	(164)
Net increase (decrease) in net assets resulting from variable life policy transactions	(294)	157	(944)	(56)	(133)	413	(520)	(35)	(1,026)	(207)
Total increase (decrease) in net assets	(1,418)	(232)	(2,044)	(305)	(403)	(99)	(1,176)	(72)	(1,068)	(252)
Net Assets
Beginning of period	7,166	2,253	13,866	2,901	2,704	4,419	8,389	495	12,159	4,562
End of period	$5,748	$2,021	$11,822	$2,596	$2,301	$4,320	$7,213	$423	$11,091	$4,310

The accompanying notes are an integral part of these financial statements.
FSA-30

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2018
($ in thousands)

	Goldman Sachs Variable Insurance Trust				Invesco Variable Insurance Funds
	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC	Goldman Sachs VIT Core Fixed Income SC	Goldman Sachs VIT Growth Opportunities SC	Invesco VI American Franchise I	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Comstock I	Invesco VI Equity and Income II	Invesco VI Global Real Estate II
	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018
From Operations
Net investment income (loss)	$139	$1	$8	$—	$—	$7	$7	$701	$533	$28
Net realized gain (loss) on investments	1,661	24	—	1,281	372	508	47	4,092	1,166	9
Net unrealized appreciation (depreciation) on investments	(2,421)	(36)	(9)	(1,366)	(534)	(970)	(87)	(9,574)	(4,298)	(86)
Net increase (decrease) in net assets resulting from operations	(621)	(11)	(1)	(85)	(162)	(455)	(33)	(4,781)	(2,599)	(49)
From Variable Life Policy Transactions
Policy owners' net payments	374	3	34	140	193	322	20	1,495	1,392	63
Policy maintenance charges	(388)	(3)	(15)	(67)	(173)	(142)	(15)	(1,183)	(951)	(27)
Policy owners' benefits	(486)	(2)	—	(21)	(329)	(73)	(10)	(1,881)	(913)	(1)
Net policy loan repayments (withdrawals)	(71)	1	(8)	(13)	(37)	(4)	(3)	(160)	(80)	(11)
Transfer (to) from other portfolios	(244)	(33)	222	(75)	(14)	(3)	64	(347)	645	68
Net increase (decrease) in net assets resulting from variable life policy transactions	(815)	(34)	233	(36)	(360)	100	56	(2,076)	93	92
Total increase (decrease) in net assets	(1,436)	(45)	232	(121)	(522)	(355)	23	(6,857)	(2,506)	43
Net Assets
Beginning of period	11,330	182	202	2,064	5,460	3,469	459	41,430	26,508	688
End of period	$9,894	$137	$434	$1,943	$4,938	$3,114	$482	$34,573	$24,002	$731

The accompanying notes are an integral part of these financial statements.
FSA-31

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2018
($ in thousands)

	Invesco Variable Insurance Funds					Legg Mason Partners Variable Equity Trust		Lord Abbett Series Fund, Inc.
	Invesco VI Government Securities II	Invesco VI Growth & Income I	Invesco VI International Growth II	Invesco VI Mid-Cap Growth II	Invesco VI Small Cap Equity II	ClearBridge Variable Mid Cap Portfolio II	ClearBridge Variable Small Cap Growth II	Lord Abbett Bond Debenture VC	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett Classic Stock VC
	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018
From Operations
Net investment income (loss)	$97	$836	$140	$—	$—	$3	$—	$1,139	$197	$8
Net realized gain (loss) on investments	—	3,852	53	457	120	32	135	573	999	159
Net unrealized appreciation (depreciation) on investments	(83)	(9,989)	(1,407)	(684)	(384)	(260)	(130)	(2,763)	(1,685)	(245)
Net increase (decrease) in net assets resulting from operations	14	(5,301)	(1,214)	(227)	(264)	(225)	5	(1,051)	(489)	(78)
From Variable Life Policy Transactions
Policy owners' net payments	241	2,248	696	257	191	145	135	1,515	358	82
Policy maintenance charges	(177)	(1,583)	(263)	(129)	(77)	(85)	(26)	(1,137)	(328)	(41)
Policy owners' benefits	(280)	(2,098)	(123)	(146)	(17)	(92)	(27)	(984)	(462)	(5)
Net policy loan repayments (withdrawals)	(5)	(161)	(9)	(46)	—	(7)	(10)	(74)	(53)	(6)
Transfer (to) from other portfolios	188	102	218	46	21	110	65	1,410	(316)	(3)
Net increase (decrease) in net assets resulting from variable life policy transactions	(33)	(1,492)	519	(18)	118	71	137	730	(801)	27
Total increase (decrease) in net assets	(19)	(6,793)	(695)	(245)	(146)	(154)	142	(321)	(1,290)	(51)
Net Assets
Beginning of period	4,901	41,426	7,657	3,886	1,625	1,710	1,039	25,288	11,366	984
End of period	$4,882	$34,633	$6,962	$3,641	$1,479	$1,556	$1,181	$24,967	$10,076	$933

The accompanying notes are an integral part of these financial statements.
FSA-32

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2018
($ in thousands)

	Lord Abbett Series Fund, Inc.					MFS Variable Insurance Trust
	Lord Abbett Growth & Income VC	Lord Abbett Growth Opportunities VC	Lord Abbett International Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Investors Trust IC	MFS New Discovery IC	MFS Research IC	MFS Total Return IC
	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018
From Operations
Net investment income (loss)	$236	$—	$13	$112	$117	$13	$69	$—	$68	$420
Net realized gain (loss) on investments	1,354	873	174	529	1,178	1,101	555	1,046	1,172	881
Net unrealized appreciation (depreciation) on investments	(2,955)	(959)	(551)	(3,143)	(1,918)	(693)	(1,166)	(1,081)	(1,607)	(2,358)
Net increase (decrease) in net assets resulting from operations	(1,365)	(86)	(364)	(2,502)	(623)	421	(542)	(35)	(367)	(1,057)
From Variable Life Policy Transactions
Policy owners' net payments	499	175	62	636	669	771	530	347	488	701
Policy maintenance charges	(505)	(135)	(38)	(493)	(395)	(473)	(440)	(241)	(349)	(648)
Policy owners' benefits	(929)	(309)	(120)	(964)	(88)	(542)	(630)	(289)	(453)	(1,217)
Net policy loan repayments (withdrawals)	7	(6)	(5)	(56)	(26)	(119)	(27)	(90)	(36)	(82)
Transfer (to) from other portfolios	(117)	(144)	6	241	507	(627)	(249)	(354)	(334)	178
Net increase (decrease) in net assets resulting from variable life policy transactions	(1,045)	(419)	(95)	(636)	667	(990)	(816)	(627)	(684)	(1,068)
Total increase (decrease) in net assets	(2,410)	(505)	(459)	(3,138)	44	(569)	(1,358)	(662)	(1,051)	(2,125)
Net Assets
Beginning of period	17,699	4,000	1,649	17,272	7,049	13,201	11,130	6,742	9,728	19,778
End of period	$15,289	$3,495	$1,190	$14,134	$7,093	$12,632	$9,772	$6,080	$8,677	$17,653

The accompanying notes are an integral part of these financial statements.
FSA-33

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2018
($ in thousands)

	MFS Variable Insurance Trust			MFS Variable Insurance Trust II			Oppenheimer Variable Account Funds
	MFS Utilities IC	MFS VIT Total Return Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock IC	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Global Fund/VA
	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018
From Operations
Net investment income (loss)	$54	$394	$192	$—	$53	$27	$38	$—	$247
Net realized gain (loss) on investments	18	—	1,008	2	68	301	928	654	2,023
Net unrealized appreciation (depreciation) on investments	(19)	(561)	(2,704)	(88)	(692)	(275)	(1,582)	(903)	(5,408)
Net increase (decrease) in net assets resulting from operations	53	(167)	(1,504)	(86)	(571)	53	(616)	(249)	(3,138)
From Variable Life Policy Transactions
Policy owners' net payments	226	1,072	998	33	518	163	488	180	1,442
Policy maintenance charges	(184)	(506)	(520)	(20)	(233)	(139)	(432)	(178)	(865)
Policy owners' benefits	(215)	(338)	(302)	(6)	(127)	(189)	(585)	(196)	(1,115)
Net policy loan repayments (withdrawals)	(32)	(80)	(121)	—	(5)	(32)	(24)	(34)	(196)
Transfer (to) from other portfolios	(16)	366	16	17	33	(114)	(110)	11	(758)
Net increase (decrease) in net assets resulting from variable life policy transactions	(221)	514	71	24	186	(311)	(663)	(217)	(1,492)
Total increase (decrease) in net assets	(168)	347	(1,433)	(62)	(385)	(258)	(1,279)	(466)	(4,630)
Net Assets
Beginning of period	4,901	12,706	14,596	592	5,769	4,483	11,709	4,488	25,673
End of period	$4,733	$13,053	$13,163	$530	$5,384	$4,225	$10,430	$4,022	$21,043

The accompanying notes are an integral part of these financial statements.
FSA-34

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2018
($ in thousands)

	Oppenheimer Variable Account Funds			PIMCO Variable Insurance Trust
	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Government Money Fund/VA	Oppenheimer Main Street Fund/VA	PIMCO VIT All Asset Advisor	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor
	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018
From Operations
Net investment income (loss)	$663	$101	$117	$5	$9	$34	$194	$26	$517
Net realized gain (loss) on investments	(1)	—	908	—	(1)	(1)	—	2	263
Net unrealized appreciation (depreciation) on investments	(1,253)	—	(1,775)	(14)	(19)	(29)	(384)	(11)	(891)
Net increase (decrease) in net assets resulting from operations	(591)	101	(750)	(9)	(11)	4	(190)	17	(111)
From Variable Life Policy Transactions
Policy owners' net payments	798	602	292	14	35	108	759	95	1,687
Policy maintenance charges	(615)	(552)	(343)	(6)	(17)	(78)	(518)	(59)	(1,023)
Policy owners' benefits	(1,018)	(4,047)	(631)	—	(14)	(258)	(96)	(56)	(390)
Net policy loan repayments (withdrawals)	(53)	(28)	(11)	—	(68)	(1)	(54)	(2)	(60)
Transfer (to) from other portfolios	536	257	74	8	53	141	820	241	1,634
Net increase (decrease) in net assets resulting from variable life policy transactions	(352)	(3,768)	(619)	16	(11)	(88)	911	219	1,848
Total increase (decrease) in net assets	(943)	(3,667)	(1,369)	7	(22)	(84)	721	236	1,737
Net Assets
Beginning of period	13,461	11,099	10,215	152	415	1,993	7,848	1,170	20,081
End of period	$12,518	$7,432	$8,846	$159	$393	$1,909	$8,569	$1,406	$21,818

The accompanying notes are an integral part of these financial statements.
FSA-35

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2018
($ in thousands)

	Royce Capital Fund		TOPS Funds					The Universal Institutional Funds, Inc.
	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC	TOPS Aggressive Growth ETF Class 2	TOPS Balanced ETF Class 2	TOPS Conservative ETF Class 2	TOPS Growth ETF Class 2	TOPS Moderate Growth ETF Class 2	Morgan Stanley VIF, Inc. Global Real Estate II
	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/20/2018 to 12/31/2018	2/22/2018 to 12/31/2018	1/1/2018 to 12/31/2018	1/17/2018 to 12/31/2018	1/1/2018 to 12/31/2018
From Operations
Net investment income (loss)	$—	$21	$—	$—	$—	$9	$1	$18
Net realized gain (loss) on investments	33	90	—	—	—	31	2	—
Net unrealized appreciation (depreciation) on investments	(107)	(684)	(1)	(1)	(1)	(114)	(8)	(68)
Net increase (decrease) in net assets resulting from operations	(74)	(573)	(1)	(1)	(1)	(74)	(5)	(50)
From Variable Life Policy Transactions
Policy owners' net payments	48	664	1	3	—	63	8	45
Policy maintenance charges	(20)	(364)	(1)	(1)	—	(28)	(2)	(16)
Policy owners' benefits	—	(63)	—	—	—	—	—	(3)
Net policy loan repayments (withdrawals)	(8)	(39)	—	—	—	—	—	(24)
Transfer (to) from other portfolios	69	355	11	8	20	580	70	(19)
Net increase (decrease) in net assets resulting from variable life policy transactions	89	553	11	10	20	615	76	(17)
Total increase (decrease) in net assets	15	(20)	10	9	19	541	71	(67)
Net Assets
Beginning of period	656	6,180	—	—	—	206	—	621
End of period	$671	$6,160	$10	$9	$19	$747	$71	$554

The accompanying notes are an integral part of these financial statements.
FSA-36

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2018
($ in thousands)

	Vanguard Funds
	Vanguard VIF Total Bond Market Index	Vanguard VIF Total Stock Market Index	Vanguard VIF Mid-Cap Index
	10/1/2018 to 12/31/2018	9/5/2018 to 12/31/2018	9/5/2018 to 12/31/2018
From Operations
Net investment income (loss)	$—	$—	$—
Net realized gain (loss) on investments	—	—	—
Net unrealized appreciation (depreciation) on investments	—	(9)	—
Net increase (decrease) in net assets resulting from operations	—	(9)	—
From Variable Life Policy Transactions
Policy owners' net payments	—	5	1
Policy maintenance charges	(1)	(2)	—
Policy owners' benefits	—	—	—
Net policy loan repayments (withdrawals)	—	—	—
Transfer (to) from other portfolios	27	63	—
Net increase (decrease) in net assets resulting from variable life policy transactions	26	66	1
Total increase (decrease) in net assets	26	57	1
Net Assets
Beginning of period	—	—	—
End of period	$26	$57	$1

The accompanying notes are an integral part of these financial statements.
FSA-37

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2017
($ in thousands)

	American Funds Insurance Series							Calvert Variable Series, Inc.
	American Funds Asset Allocation Class 2	American Funds Blue Chip Income & Growth Class 2	American Funds Global Growth Class 2	American Funds Global Small Capitalization Class 2	American Funds Growth Class 2	American Funds International Class 2	American Funds New World Class 2	Calvert VP SRI Balanced
	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017
From Operations
Net investment income (loss)	$22	$42	$4	$5	$13	$18	$2	$1
Net realized gain (loss) on investments	53	63	13	5	202	19	2	1
Net unrealized appreciation (depreciation) on investments	87	188	91	260	314	328	39	5
Net increase (decrease) in net assets resulting from operations	162	293	108	270	529	365	43	7
From Variable Life Policy Transactions
Policy owners' net payments	67	260	91	19	260	37	36	—
Policy maintenance charges	(52)	(111)	(21)	(61)	(158)	(70)	(11)	(1)
Policy owners' benefits	(1)	(1)	(1)	—	(34)	(16)	(43)	—
Net policy loan repayments (withdrawals)	—	(3)	—	—	(1)	—	136	—
Transfer (to) from other portfolios	781	690	241	23	765	83		—
Net increase (decrease) in net assets resulting from variable life policy transactions	795	835	310	(19)	832	34	118	(1)
Total increase (decrease) in net assets	957	1,128	418	251	1,361	399	161	6
Net Assets
Beginning of period	598	1,240	276	1,038	1,530	1,101	109	58
End of period	$1,555	$2,368	$694	$1,289	$2,891	$1,500	$270	$64

The accompanying notes are an integral part of these financial statements.
FSA-38

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2017
($ in thousands)

	Fidelity Variable Insurance Products								Franklin Templeton Variable Insurance Products Trust
	Fidelity Contrafund Portfolio SC	Fidelity Equity Income SC	Fidelity Freedom Fund - 2015 Maturity SC	Fidelity Freedom Fund - 2020 Maturity SC	Fidelity Growth Portfolio SC	Fidelity Index 500 Portfolio SC	Fidelity Investment Grade Bonds SC	Fidelity Mid Cap SC	Franklin Flex Cap Growth VIP CL 2
	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017
From Operations
Net investment income (loss)	$267	$40	$5	$10	$3	$277	$198	$102	$—
Net realized gain (loss) on investments	1,519	58	9	19	158	56	35	716	18
Net unrealized appreciation (depreciation) on investments	3,822	195	34	70	434	2,742	91	2,229	814
Net increase (decrease) in net assets resulting from operations	5,608	293	48	99	595	3,075	324	3,047	832
From Variable Life Policy Transactions
Policy owners' net payments	1,820	97	4	16	64	716	397	1,270	197
Policy maintenance charges	(1,174)	(93)	(9)	(17)	(89)	(658)	(404)	(697)	(110)
Policy owners' benefits	(631)	(126)	—	(62)	(41)	(401)	(68)	(375)	(19)
Net policy loan repayments (withdrawals)	(58)	3	—	—	(3)	67	—	(71)	(13)
Transfer (to) from other portfolios	760	54	1	39	7	350	1,330	63	(84)
Net increase (decrease) in net assets resulting from variable life policy transactions	717	(65)	(4)	(24)	(62)	74	1,255	190	(29)
Total increase (decrease) in net assets	6,325	228	44	75	533	3,149	1,579	3,237	803
Net Assets
Beginning of period	25,514	2,352	326	623	1,697	14,178	7,502	14,618	3,061
End of period	$31,839	$2,580	$370	$698	$2,230	$17,327	$9,081	$17,855	$3,864

The accompanying notes are an integral part of these financial statements.
FSA-39

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2017
($ in thousands)

	Franklin Templeton Variable Insurance Products Trust
	Franklin Income VIP CL 2	Franklin Mutual Shares VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small Cap Value VIP CL 2	Franklin Small-Mid Cap Growth VIP CL 2	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2
	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017
From Operations
Net investment income (loss)	$719	$894	$256	$15	$—	$295	$10	$241	$—	$250
Net realized gain (loss) on investments	28	1,640	617	219	346	—	6	31	36	121
Net unrealized appreciation (depreciation) on investments	868	608	2,288	70	331	(147)	310	1,135	154	2,233
Net increase (decrease) in net assets resulting from operations	1,615	3,142	3,161	304	677	148	326	1,407	190	2,604
From Variable Life Policy Transactions
Policy owners' net payments	846	2,663	971	185	219	873	50	540	633	895
Policy maintenance charges	(655)	(1,668)	(603)	(97)	(132)	(579)	(48)	(314)	(467)	(545)
Policy owners' benefits	(549)	(1,224)	(387)	(27)	(78)	(165)	—	(322)	(261)	(652)
Net policy loan repayments (withdrawals)	(42)	(184)	(116)	(22)	—	(25)	—	(36)	(16)	(71)
Transfer (to) from other portfolios	373	740	250	(147)	166	1,649	4	(199)	718	(494)
Net increase (decrease) in net assets resulting from variable life policy transactions	(27)	327	115	(108)	175	1,753	6	(331)	607	(867)
Total increase (decrease) in net assets	1,588	3,469	3,276	196	852	1,901	332	1,076	797	1,737
Net Assets
Beginning of period	16,802	37,668	15,339	2,966	3,061	10,444	787	8,509	10,124	14,423
End of period	$18,390	$41,137	$18,615	$3,162	$3,913	$12,345	$1,119	$9,585	$10,921	$16,160

The accompanying notes are an integral part of these financial statements.
FSA-40

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2017
($ in thousands)

	Goldman Sachs Variable Insurance Trust
	Goldman Sachs International Equity Insights	Goldman Sachs International Equity Insights SC	Goldman Sachs Large Cap Value	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Mid Cap Value	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Small Cap Equity Insights SC	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC
	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017
From Operations
Net investment income (loss)	$129	$35	$228	$40	$19	$21	$44	$1	$59	$11
Net realized gain (loss) on investments	(57)	3	2,444	499	146	238	912	56	640	195
Net unrealized appreciation (depreciation) on investments	1,509	433	(1,392)	(286)	109	158	(76)	(7)	2,294	857
Net increase (decrease) in net assets resulting from operations	1,581	471	1,280	253	274	417	880	50	2,993	1,063
From Variable Life Policy Transactions
Policy owners' net payments	320	168	490	125	89	342	288	26	405	316
Policy maintenance charges	(280)	(81)	(485)	(85)	(88)	(245)	(266)	(19)	(433)	(200)
Policy owners' benefits	(367)	(42)	(820)	(58)	(78)	(15)	(249)	(17)	(668)	(71)
Net policy loan repayments (withdrawals)	(73)	(19)	(57)	(11)	(12)	(1)	(18)	(7)	(87)	(39)
Transfer (to) from other portfolios	(77)	(12)	91	22	(58)	245	(49)	(5)	(142)	72
Net increase (decrease) in net assets resulting from variable life policy transactions	(477)	14	(781)	(7)	(147)	326	(294)	(22)	(925)	78
Total increase (decrease) in net assets	1,104	485	499	246	127	743	586	28	2,068	1,141
Net Assets
Beginning of period	6,062	1,768	13,367	2,655	2,577	3,676	7,803	467	10,091	3,421
End of period	$7,166	$2,253	$13,866	$2,901	$2,704	$4,419	$8,389	$495	$12,159	$4,562

The accompanying notes are an integral part of these financial statements.
FSA-41

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2017
($ in thousands)

	Goldman Sachs Variable Insurance Trust				Invesco Variable Insurance Funds
	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC	Goldman Sachs VIT Core Fixed Income SC	Goldman Sachs VIT Growth Opportunities SC	Invesco VI American Franchise I	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Comstock I	Invesco VI Equity and Income II	Invesco VI Global Real Estate II
	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017
From Operations
Net investment income (loss)	$148	$2	$4	$—	$4	$20	$17	$845	$370	$20
Net realized gain (loss) on investments	1,220	21	—	207	453	42	26	1,829	474	11
Net unrealized appreciation (depreciation) on investments	899	13	1	232	769	242	(2)	3,750	1,737	43
Net increase (decrease) in net assets resulting from operations	2,267	36	5	439	1,226	304	41	6,424	2,581	74
From Variable Life Policy Transactions
Policy owners' net payments	337	4	20	135	187	322	21	1,518	1,236	56
Policy maintenance charges	(380)	(4)	(9)	(63)	(167)	(139)	(14)	(1,221)	(939)	(25)
Policy owners' benefits	(505)	(17)	—	(10)	(299)	(34)	(3)	(1,670)	(886)	(5)
Net policy loan repayments (withdrawals)	(90)	1	—	(17)	(43)	(2)	—	(92)	(72)	(4)
Transfer (to) from other portfolios	(2)	(4)	55	(18)	(109)	49	(18)	(751)	767	50
Net increase (decrease) in net assets resulting from variable life policy transactions	(640)	(20)	66	27	(431)	196	(14)	(2,216)	106	72
Total increase (decrease) in net assets	1,627	16	71	466	795	500	27	4,208	2,687	146
Net Assets
Beginning of period	9,703	166	131	1,598	4,665	2,969	432	37,222	23,821	542
End of period	$11,330	$182	$202	$2,064	$5,460	$3,469	$459	$41,430	$26,508	$688
The accompanying notes are an integral part of these financial statements.
FSA-42

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2017
($ in thousands)

	Invesco Variable Insurance Funds					Legg Mason Partners Variable Equity Trust		Lord Abbett Series Fund, Inc.
	Invesco VI Government Securities II	Invesco VI Growth & Income I	Invesco VI International Growth II	Invesco VI Mid-Cap Growth II	Invesco VI Small Cap Equity II	ClearBridge Variable Mid Cap Portfolio II	ClearBridge Variable Small Cap Growth II	Lord Abbett Bond Debenture VC	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett Classic Stock VC
	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017
From Operations
Net investment income (loss)	$91	$597	$87	$—	$—	$3	$—	$1,035	$182	$8
Net realized gain (loss) on investments	—	1,719	4	233	72	98	22	244	637	80
Net unrealized appreciation (depreciation) on investments	(10)	2,902	1,274	465	119	89	168	804	1,043	55
Net increase (decrease) in net assets resulting from operations	81	5,218	1,365	698	191	190	190	2,083	1,862	143
From Variable Life Policy Transactions
Policy owners' net payments	244	2,019	686	219	179	121	91	1,265	339	65
Policy maintenance charges	(196)	(1,529)	(270)	(121)	(70)	(78)	(19)	(1,061)	(329)	(39)
Policy owners' benefits	(212)	(1,548)	(97)	(67)	(13)	(39)	(16)	(980)	(461)	(38)
Net policy loan repayments (withdrawals)	(28)	(75)	(20)	(6)	—	(1)	—	(5)	3	(3)
Transfer (to) from other portfolios	411	538	174	63	14	31	95	1,939	(46)	2
Net increase (decrease) in net assets resulting from variable life policy transactions	219	(595)	473	88	110	34	151	1,158	(494)	(13)
Total increase (decrease) in net assets	300	4,623	1,838	786	301	224	341	3,241	1,368	130
Net Assets
Beginning of period	4,601	36,803	5,819	3,100	1,324	1,486	698	22,047	9,998	854
End of period	$4,901	$41,426	$7,657	$3,886	$1,625	$1,710	$1,039	$25,288	$11,366	$984

The accompanying notes are an integral part of these financial statements.
FSA-43

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2017
($ in thousands)

	Lord Abbett Series Fund, Inc.					MFS Variable Insurance Trust
	Lord Abbett Growth & Income VC	Lord Abbett Growth Opportunities VC	Lord Abbett International Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Investors Trust IC	MFS New Discovery IC	MFS Research IC	MFS Total Return IC
	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017
From Operations
Net investment income (loss)	$230	$—	$17	$104	$71	$13	$75	$—	$124	$449
Net realized gain (loss) on investments	1,900	165	160	1,671	520	538	454	132	650	544
Net unrealized appreciation (depreciation) on investments	36	615	318	(648)	167	2,704	1,646	1,309	1,135	1,210
Net increase (decrease) in net assets resulting from operations	2,166	780	495	1,127	758	3,255	2,175	1,441	1,909	2,203
From Variable Life Policy Transactions
Policy owners' net payments	496	167	63	634	512	781	566	344	472	711
Policy maintenance charges	(520)	(140)	(45)	(541)	(348)	(467)	(430)	(232)	(375)	(682)
Policy owners' benefits	(992)	(212)	(113)	(1,091)	(53)	(412)	(449)	(107)	(486)	(939)
Net policy loan repayments (withdrawals)	(29)	—	—	(17)	(19)	(86)	(35)	(28)	(84)	(112)
Transfer (to) from other portfolios	(164)	(55)	11	201	604	(388)	(262)	(159)	(154)	445
Net increase (decrease) in net assets resulting from variable life policy transactions	(1,209)	(240)	(84)	(814)	696	(572)	(610)	(182)	(627)	(577)
Total increase (decrease) in net assets	957	540	411	313	1,454	2,683	1,565	1,259	1,282	1,626
Net Assets
Beginning of period	16,742	3,460	1,238	16,959	5,595	10,518	9,565	5,483	8,446	18,152
End of period	$17,699	$4,000	$1,649	$17,272	$7,049	$13,201	$11,130	$6,742	$9,728	$19,778

The accompanying notes are an integral part of these financial statements.
FSA-44

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2017
($ in thousands)

	MFS Variable Insurance Trust			MFS Variable Insurance Trust II			Oppenheimer Variable Account Funds
	MFS Utilities IC	MFS VIT Total Return Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock IC	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Global Fund/VA
	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017
From Operations
Net investment income (loss)	$205	$379	$236	$5	$69	$27	$26	$1	$215
Net realized gain (loss) on investments	23	1	561	2	55	230	1,073	436	202
Net unrealized appreciation (depreciation) on investments	432	105	1,365	156	1,151	762	1,502	607	6,680
Net increase (decrease) in net assets resulting from operations	660	485	2,162	163	1,275	1,019	2,601	1,044	7,097
From Variable Life Policy Transactions
Policy owners' net payments	238	1,114	1,051	34	524	152	478	184	1,349
Policy maintenance charges	(204)	(518)	(530)	(21)	(239)	(137)	(431)	(176)	(857)
Policy owners' benefits	(119)	(78)	(139)	—	(94)	(205)	(739)	(199)	(470)
Net policy loan repayments (withdrawals)	(25)	(24)	(47)	(9)	(6)	(33)	(47)	(35)	(108)
Transfer (to) from other portfolios	(74)	641	(321)	11	(457)	18	(178)	(123)	(972)
Net increase (decrease) in net assets resulting from variable life policy transactions	(184)	1,135	14	15	(272)	(205)	(917)	(349)	(1,058)
Total increase (decrease) in net assets	476	1,620	2,176	178	1,003	814	1,684	695	6,039
Net Assets
Beginning of period	4,425	11,086	12,420	414	4,766	3,669	10,025	3,793	19,634
End of period	$4,901	$12,706	$14,596	$592	$5,769	$4,483	$11,709	$4,488	$25,673

The accompanying notes are an integral part of these financial statements.
FSA-45

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2017
($ in thousands)

	Oppenheimer Variable Account Funds			PIMCO Variable Insurance Trust
	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Government Money Fund/VA	Oppenheimer Main Street Fund/VA	PIMCO VIT All Asset Advisor	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor
	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017
From Operations
Net investment income (loss)	$309	$39	$122	$6	$7	$20	$159	$17	$353
Net realized gain (loss) on investments	2	—	218	—	1	—	—	—	—
Net unrealized appreciation (depreciation) on investments	496	—	1,190	12	19	—	81	7	486
Net increase (decrease) in net assets resulting from operations	807	39	1,530	18	27	20	240	24	839
From Variable Life Policy Transactions
Policy owners' net payments	804	656	292	7	28	99	603	81	1,472
Policy maintenance charges	(630)	(538)	(339)	(6)	(14)	(72)	(446)	(49)	(912)
Policy owners' benefits	(897)	(419)	(559)	(43)	—	(39)	(46)	(84)	(230)
Net policy loan repayments (withdrawals)	(90)	(52)	(67)	—	56	(6)	24	(9)	(54)
Transfer (to) from other portfolios	761	3,024	39	32	28	523	1,409	266	2,647
Net increase (decrease) in net assets resulting from variable life policy transactions	(52)	2,671	(634)	(10)	98	505	1,544	205	2,923
Total increase (decrease) in net assets	755	2,710	896	8	125	525	1,784	229	3,762
Net Assets
Beginning of period	12,706	8,389	9,319	144	290	1,468	6,064	941	16,319
End of period	$13,461	$11,099	$10,215	$152	$415	$1,993	$7,848	$1,170	$20,081

The accompanying notes are an integral part of these financial statements.
FSA-46

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2017
($ in thousands)

	Royce Capital Fund		TOPS Funds		The Universal Institutional Funds, Inc.
	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC	TOPS Aggressive Growth ETF Class 2	TOPS Growth ETF Class 2	Morgan Stanley VIF, Inc. Global Real Estate II
	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	10/25/2017 to 12/31/2017	7/19/2017 to 12/31/2017	1/1/2017 to 12/31/2017
From Operations
Net investment income (loss)	$3	$48	$—	$—	$16
Net realized gain (loss) on investments	93	—	—	2	—
Net unrealized appreciation (depreciation) on investments	(72)	283	—	7	40
Net increase (decrease) in net assets resulting from operations	24	331	—	9	56
From Variable Life Policy Transactions
Policy owners' net payments	52	536	—	—	44
Policy maintenance charges	(21)	(311)	—	(1)	(17)
Policy owners' benefits	(30)	(68)	—	—	(10)
Net policy loan repayments (withdrawals)	—	(13)	—	—	16
Transfer (to) from other portfolios	(237)	652	—	198	(61)
Net increase (decrease) in net assets resulting from variable life policy transactions	(236)	796	—	197	(28)
Total increase (decrease) in net assets	(212)	1,127	—	206	28
Net Assets
Beginning of period	868	5,053	—	—	593
End of period	$656	$6,180	$—	$206	$621

The accompanying notes are an integral part of these financial statements.
FSA-47

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

1.  ORGANIZATION

The Protective Variable Life Separate Account ("Separate Account") was established by Protective Life Insurance Company ("Protective Life") under the provisions of Tennessee law and commenced operations on June 19, 1996. Protective Life is a wholly owned subsidiary of Protective Life Corporation ("PLC"). PLC and its subsidiaries are wholly owned subsidiaries of The Dai-ichi Life Insurance Company, Limited, a kabushiki kaisha organized under the laws of Japan (now known as Dai-ichi Life Holdings, Inc.). The Separate Account is an investment account to which assets are allocated to support the benefits payable under flexible premium variable life insurance policies ("Policies") issued by Protective Life. The following is a list of each variable life product funded by the Separate Account:

Executive	Protective Investors Choice VUL
Premiere I	Protector
Premiere II	Provider
Premiere II (2003)	Singe Premium Plus
Premiere III	Survivor
Preserver	Transitions

Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. The Separate Account follows the accounting and reporting guidance in ASC Topic 946, "Financial Services — Investment Companies".

During the years ended December 31, 2018 and 2017, contract owners may elect to invest in up to one hundred and five subaccount option as follows:

American Funds Asset Allocation Class 2

American Funds Blue Chip Income & Growth Class 2

American Funds Global Growth Class 2

American Funds Global Small Capitalization Class 2

American Funds Growth Class 2

American Funds International Class 2

American Funds New World Class 2

Calvert VP SRI Balanced

ClearBridge Variable Mid Cap Portfolio II

ClearBridge Variable Small Cap Growth II

DFA VA Global Bond(a)

DFA VA International Small(a)

DFA VA International Value(a)

DFA VA Short-Term Fixed(a)

DFA VA US Large Value(a)

DFA VA US Targeted Value(a)

DFA VIT Inflation Protected Securities(a)

Fidelity Contrafund Portfolio SC

Fidelity Equity Income SC

Fidelity Freedom Fund - 2015 Maturity SC

Fidelity Freedom Fund - 2020 Maturity SC

Fidelity Growth Portfolio SC

Fidelity Index 500 Portfolio SC

Fidelity Investment Grade Bonds SC

Fidelity Mid Cap SC

Franklin Flex Cap Growth VIP CL 2

Franklin Income VIP CL 2

Franklin Mutual Shares VIP CL 2

Franklin Rising Dividend VIP CL 2

Franklin Small Cap Value VIP CL 2

Franklin Small-Mid Cap Growth VIP CL 2

Franklin US Government Securities VIP CL 2

Templeton Developing Markets VIP CL 2

Templeton Foreign VIP CL 2

Templeton Global Bond VIP Fund CL 2

Templeton Growth VIP CL 2

Goldman Sachs Large Cap Value

Goldman Sachs Large Cap Value Fund SC

Goldman Sachs Mid Cap Value

Goldman Sachs Mid Cap Value SC

FSA-48

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

1.  ORGANIZATION — (Continued)

Goldman Sachs Small Cap Equity Insights

Goldman Sachs Small Cap Equity Insights SC

Goldman Sachs Strategic Growth

Goldman Sachs Strategic Growth SC

Goldman Sachs International Equity Insights(c)

Goldman Sachs International Equity Insights SC(c)

Goldman Sachs US Equity Insights

Goldman Sachs US Equity Insights SC

Goldman Sachs VIT Core Fixed Income SC

Goldman Sachs VIT Growth Opportunities SC

Invesco VI American Franchise I

Invesco VI American Value II

Invesco VI Balanced Risk Allocation II

Invesco VI Comstock I

Invesco VI Equity and Income II

Invesco VI Global Real Estate II

Invesco VI Government Securities II

Invesco VI Growth & Income I

Invesco VI International Growth II

Invesco VI Mid-Cap Growth II

Invesco VI Small Cap Equity II

Lord Abbett Bond Debenture VC

Lord Abbett Calibrated Dividend Growth VC

Lord Abbett Classic Stock VC

Lord Abbett Growth & Income VC

Lord Abbett Growth Opportunities VC

Lord Abbett International Opportunities VC

Lord Abbett Mid Cap Stock VC

Lord Abbett Series Fundamental Equity VC

MFS Growth Series IC

MFS Investors Trust IC

MFS New Discovery IC

MFS Research IC

MFS Total Return IC

MFS Utilities IC

MFS VIT Total Return Bond SC

MFS VIT Value SC

MFS VIT II Emerging Markets Equity SC

MFS VIT II International Value SC

MFS VIT II MA Investors Growth Stock IC

Morgan Stanley VIF, Inc. Global Real Estate II

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Discovery Mid Cap Growth Fund/VA

Oppenheimer Global Fund/VA

Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Government Money Fund/VA

Oppenheimer Main Street Fund/VA

PIMCO VIT All Asset Advisor

PIMCO VIT Long-Term US Government Advisor

PIMCO VIT Low Duration Advisor

PIMCO VIT Real Return Advisor

PIMCO VIT Short-Term Advisor

PIMCO VIT Total Return Advisor

Royce Capital Fund Micro-Cap SC

Royce Capital Fund Small-Cap SC

TOPS Aggressive Growth ETF Class 2

TOPS Balanced ETF Class 2

TOPS Conservative ETF Class 2

TOPS Growth ETF Class 2

TOPS Moderate Growth ETF Class 2

Vanguard VIF Equity Index(b)

Vanguard VIF Mid-Cap Index

Vanguard VIF Real Estate Index(b)(c)

Vanguard VIF Total Bond Market Index

Vanguard VIF Total Stock Market Index

(a)  Subaccount closed June 1, 2018; no activity in 2018 or 2017

(b)  Subaccount option available; however, no activity in 2018 or 2017

(c)  Subaccount name changed. See below.

Old Subaccount Name	New Subaccount Name
Goldman Sachs Strategic International Equity	Goldman Sachs International Equity Insights
Goldman Sachs Strategic International Equity SC	Goldman Sachs International Equity Insights SC
Vanguard VIF REIT Index	Vanguard VIF Real Estate Index

Gross premiums from the Policies are allocated to the subaccounts in accordance with policy owner instructions and are recorded as variable life policy transactions in the statement of changes in net

FSA-49

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

1.  ORGANIZATION — (Continued)

assets. Such amounts are used to provide account funds to pay policy values under the Policies. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from Protective Life's other assets and liabilities.

Policy owners may allocate some or all of the applicable gross premiums or transfer some or all of the policy value to the Guaranteed Account, which is part of Protective Life's General Account. The assets of Protective Life's General Account support its insurance and annuity obligations and are subject to Protective Life's general liabilities from business operations. The Guaranteed Account's balance as of December 31, 2018 was approximately $42.8 million.

2.  SIGNIFICANT ACCOUNTING POLICIES

Investment Valuation

Investments are made and measured in shares and are valued at the net asset values of the respective fund portfolios ("Funds"), whose investments are stated at fair value. The net assets of each subaccount of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds. Transactions with the Funds are recorded on the trade date.

Net Realized Gains and Losses on Investments

Net realized gains and losses on investments include gains and losses on redemptions of the Funds' shares (determined for each product using the last-in-first-out (LIFO) basis) and capital gain distributions from the Funds.

Dividend Income and Capital Gain Distributions

Dividend income and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the portfolio. Ordinary dividend and capital gain distributions are from net investment income and net realized gains, respectively, as recorded in the financial statements of the funds.

Accumulation Unit Value

The Accumulation Unit Value for each class of Accumulation Units in a subaccount at the end of every Valuation Date is the Accumulation Unit value for that class at the end of the previous Valuation Date times the net investment factor as defined in the underlying product prospectuses.

Net transfers (to) from Affiliate or Subaccounts

Net transfers (to) from affiliate or subaccounts include transfers of all or part of the contract owner's interest to or from another subaccount or to the general account of Protective Life.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates and assumptions that affect the reported amounts of assets and liabilities, at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

FSA-50

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

2.  SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Federal Income Taxes

The results of the operations of the Separate Account are included in the federal income tax return of PLC. Under the provisions of the policies, Protective Life has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax during the year ended December 31, 2018. Management will periodically review the application of this policy in the event of changes in tax law. Accordingly, a change may be made in future years to consider charges for any federal income taxes that would be attributable to the policies.

Risks and Uncertainties

The Separate Account provides for various subaccount investment options in any combination of mutual funds, each of which bears exposure to the market, credit and liquidity risks of the underlying portfolio in which it invests. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term could materially affect investment balances, the amounts reported in the statements of assets and liabilities, of operations and of changes in net assets. Accordingly, these financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds identified in Note 1.

3.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account determines the fair value of its financial instruments based on the fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Separate Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy as outlined within the applicable guidance. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. As there are no level 2 or level 3 assets in any period presented, disclosure of transfers between levels or disclosure of a reconciliation of level 3 assets is not required. In addition, there are no other financial assets or assets valued on a non-recurring basis.

Financial assets recorded at fair value in the Statement of Assets and Liabilities are categorized as follows:

Level 1: Unadjusted quoted prices for identical assets in an active market.

Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

  a) Quoted prices for similar assets in active markets

  b) Quoted prices for identical or similar assets in non-active markets

FSA-51

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

3.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

  c) Inputs other than quoted market prices that are observable

  d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset.

Determination of fair values

The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily net asset value ("NAV") of the mutual funds. The NAV represents the daily per share value based on the fair value of the underlying portfolio of investments of the respective mutual funds.

4.  CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the years ended December 31, 2018 and 2017 were as follows:

(in thousands)	2018			2017
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds Asset Allocation Class 2	43	14	29	75	6	69
American Funds Blue Chip Income & Growth Class 2	89	28	61	94	24	70
American Funds Global Growth Class 2	32	10	22	38	13	25
American Funds Global Small Capitalization Class 2	20	6	14	14	15	(1)
American Funds Growth Class 2	74	34	40	95	29	66
American Funds International Class 2	46	9	37	23	20	3
American Funds New World Class 2	16	3	13	16	6	10
Calvert VP SRI Balanced	—	—	—	—	—	—
ClearBridge Variable Mid Cap Portfolio II	12	9	3	12	10	2
ClearBridge Variable Small Cap Growth II	13	10	3	9	3	6
Fidelity Contrafund Portfolio SC	105	123	(18)	113	90	23
Fidelity Equity Income SC	7	10	(3)	12	15	(3)
Fidelity Freedom Fund - 2015 Maturity SC	—	1	(1)	—	1	(1)
Fidelity Freedom Fund - 2020 Maturity SC	4	5	(1)	4	5	(1)
Fidelity Growth Portfolio SC	12	18	(6)	8	11	(3)
Fidelity Index 500 Portfolio SC	64	57	7	69	64	5
Fidelity Investment Grade Bonds SC	80	48	32	109	36	73
Fidelity Mid Cap SC	57	46	11	59	54	5
Franklin Flex Cap Growth VIP CL 2	13	24	(11)	16	17	(1)
Franklin Income VIP CL 2	67	94	(27)	77	79	(2)

FSA-52

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

4.  CHANGES IN UNITS OUTSTANDING — (Continued)

(in thousands)	2018			2017
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Franklin Mutual Shares VIP CL 2	237	202	35	263	244	19
Franklin Rising Dividend VIP CL 2	61	82	(21)	83	78	5
Franklin Small Cap Value VIP CL 2	18	15	3	18	23	(5)
Franklin Small-Mid Cap Growth VIP CL 2	21	22	(1)	25	17	8
Franklin US Government Securities VIP CL 2	176	115	61	193	65	128
Templeton Developing Markets VIP CL 2	18	15	3	17	16	1
Templeton Foreign VIP CL 2	78	60	18	60	82	(22)
Templeton Global Bond VIP Fund CL 2	87	74	13	87	54	33
Templeton Growth VIP CL 2	81	93	(12)	67	123	(56)
Goldman Sachs Small Cap Equity Insights	7	15	(8)	7	11	(4)
Goldman Sachs Small Cap Equity Insights SC	2	3	(1)	2	3	(1)
Goldman Sachs Large Cap Value	20	45	(25)	21	40	(19)
Goldman Sachs Large Cap Value Fund SC	12	15	(3)	11	11	—
Goldman Sachs Mid Cap Value	5	10	(5)	4	9	(5)
Goldman Sachs Mid Cap Value SC	39	19	20	47	31	16
Goldman Sachs Strategic Growth	8	24	(16)	10	28	(18)
Goldman Sachs Strategic Growth SC	23	31	(8)	30	25	5
Goldman Sachs International Equity Insights	26	35	(9)	23	21	2
Goldman Sachs International Equity Insights SC	32	18	14	22	43	(21)
Goldman Sachs US Equity Insights	9	24	(15)	10	23	(13)
Goldman Sachs US Equity Insights SC	—	2	(2)	—	1	(1)
Goldman Sachs VIT Core Fixed Income SC	27	5	22	8	1	7
Goldman Sachs VIT Growth Opportunities SC	8	9	(1)	9	7	2
Invesco VI American Franchise I	26	51	(25)	23	59	(36)
Invesco VI American Value II	20	16	4	22	14	8
Invesco VI Balanced Risk Allocation II	9	5	4	4	5	(1)
Invesco VI Comstock I	55	110	(55)	56	111	(55)
Invesco VI Equity and Income II	74	75	(1)	80	73	7
Invesco VI Global Real Estate II	10	4	6	8	3	5
Invesco VI Government Securities II	47	50	(3)	66	47	19
Invesco VI Growth & Income I	134	176	(42)	112	127	(15)
Invesco VI International Growth II	93	54	39	87	51	36
Invesco VI Mid-Cap Growth II	34	33	1	34	27	7

FSA-53

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

4.  CHANGES IN UNITS OUTSTANDING — (Continued)

(in thousands)	2018			2017
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Invesco VI Small Cap Equity II	16	9	7	17	10	7
Lord Abbett Bond Debenture VC	108	85	23	117	74	43
Lord Abbett Calibrated Dividend Growth VC	13	33	(20)	15	28	(13)
Lord Abbett Classic Stock VC	6	4	2	4	5	(1)
Lord Abbett Growth & Income VC	24	69	(45)	27	70	(43)
Lord Abbett Growth Opportunities VC	5	16	(11)	7	14	(7)
Lord Abbett International Opportunities VC	11	16	(5)	13	17	(4)
Lord Abbett Mid Cap Stock VC	41	66	(25)	41	67	(26)
Lord Abbett Series Fundamental Equity VC	55	27	28	57	26	31
MFS Growth Series IC	19	36	(17)	24	37	(13)
MFS Investors Trust IC	16	37	(21)	18	34	(16)
MFS New Discovery IC	11	22	(11)	9	13	(4)
MFS Research IC	15	31	(16)	15	31	(16)
MFS Total Return IC	28	57	(29)	36	50	(14)
MFS Utilities IC	9	13	(4)	10	14	(4)
MFS VIT Total Return Bond SC	131	92	39	149	65	83
MFS VIT Value SC	59	55	4	52	51	1
MFS VIT II Emerging Markets Equity SC	7	4	3	8	7	1
MFS VIT II International Value SC	36	25	11	36	51	(15)
MFS VIT II MA Investors Growth Stock IC	20	41	(21)	22	38	(16)
Morgan Stanley VIF, Inc. Global Real Estate II	5	6	(1)	8	10	(2)
Oppenheimer Capital Appreciation Fund/VA	18	32	(14)	17	40	(23)
Oppenheimer Discovery Mid Cap Growth Fund/VA	8	14	(6)	7	19	(12)
Oppenheimer Global Fund/VA	58	84	(26)	49	71	(22)
Oppenheimer Global Strategic Income Fund/VA	59	74	(15)	60	59	1
Oppenheimer Government Money Fund/VA	4,397	6,780	(2,383)	3,094	1,359	1,735
Oppenheimer Main Street Fund/VA	14	32	(18)	15	31	(16)
PIMCO VIT All Asset Advisor	4	3	1	3	4	(1)
PIMCO VIT Long-Term US Government Advisor	7	8	(1)	8	2	6
PIMCO VIT Low Duration Advisor	28	36	(8)	55	12	43
PIMCO VIT Real Return Advisor	134	63	71	173	54	119

FSA-54

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

4.  CHANGES IN UNITS OUTSTANDING — (Continued)

(in thousands)	2018			2017
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
PIMCO VIT Short-Term Advisor	42	23	19	35	17	18
PIMCO VIT Total Return Advisor	305	163	142	326	106	220
Royce Capital Fund Micro-Cap SC	12	7	5	5	21	(16)
Royce Capital Fund Small-Cap SC	63	36	27	74	32	42
TOPS Aggressive Growth ETF Class 2	1	—	1	—	—	—
TOPS Balanced ETF Class 2	1	—	1	—	—	—
TOPS Conservative ETF Class 2	2	—	2	—	—	—
TOPS Growth ETF Class 2	59	3	56	37	19	18
TOPS Moderate Growth ETF Class 2	7	—	7	—	—	—
Vanguard VIF Total Bond Market Index	3	—	3	—	—	—
Vanguard VIF Total Stock Market Index	5	—	5	—	—	—
Vanguard VIF Mid-Cap Index	—	—	—	—	—	—

5.  PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments, including distributions received and reinvested, for the year ended December 31, 2018 are as follows:

(in thousands)	Purchases	Sales
American Funds Asset Allocation Class 2	$559	$79
American Funds Blue Chip Income & Growth Class 2	1,205	126
American Funds Global Growth Class 2	439	88
American Funds Global Small Capitalization Class 2	279	61
American Funds Growth Class 2	1,162	212
American Funds International Class 2	600	65
American Funds New World Class 2	188	14
Calvert VP SRI Balanced	7	2
ClearBridge Variable Mid Cap Portfolio II	250	144
ClearBridge Variable Small Cap Growth II	562	284
Fidelity Contrafund Portfolio SC	4,878	2,660
Fidelity Equity Income SC	277	192
Fidelity Freedom Fund - 2015 Maturity SC	27	9
Fidelity Freedom Fund - 2020 Maturity SC	103	79
Fidelity Growth Portfolio SC	579	413
Fidelity Index 500 Portfolio SC	1,517	895
Fidelity Investment Grade Bonds SC	1,251	417
Fidelity Mid Cap SC	2,735	723
Franklin Flex Cap Growth VIP CL 2	882	467
Franklin Income VIP CL 2	1,551	1,196
Franklin Mutual Shares VIP CL 2	4,706	1,448
Franklin Rising Dividend VIP CL 2	2,048	1,213

FSA-55

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

5.  PURCHASES AND SALES OF INVESTMENTS — (Continued)

(in thousands)	Purchases	Sales
Franklin Small Cap Value VIP CL 2	$863	$286
Franklin Small-Mid Cap Growth VIP CL 2	772	363
Franklin US Government Securities VIP CL 2	1,862	688
Templeton Developing Markets VIP CL 2	183	139
Templeton Foreign VIP CL 2	992	474
Templeton Global Bond VIP Fund CL 2	1,012	779
Templeton Growth VIP CL 2	2,266	853
Goldman Sachs International Equity Insights	1,612	552
Goldman Sachs International Equity Insights SC	727	129
Goldman Sachs Large Cap Value	1,172	1,209
Goldman Sachs Large Cap Value Fund SC	322	184
Goldman Sachs Mid Cap Value	445	240
Goldman Sachs Mid Cap Value SC	1,121	92
Goldman Sachs Small Cap Equity Insights	1,515	757
Goldman Sachs Small Cap Equity Insights SC	112	73
Goldman Sachs Strategic Growth	5,735	1,144
Goldman Sachs Strategic Growth SC	2,467	518
Goldman Sachs US Equity Insights	1,899	972
Goldman Sachs VIT Core Fixed Income SC	276	35
Goldman Sachs US Equity Insights SC	27	38
Goldman Sachs VIT Growth Opportunities SC	1,423	180
Invesco VI American Franchise I	566	567
Invesco VI American Value II	848	235
Invesco VI Balanced Risk Allocation II	198	87
Invesco VI Comstock I	5,407	3,002
Invesco VI Equity and Income II	2,887	1,188
Invesco VI Global Real Estate II	157	29
Invesco VI Government Securities II	450	388
Invesco VI Growth & Income I	7,182	4,097
Invesco VI International Growth II	1,100	386
Invesco VI Mid-Cap Growth II	749	280
Invesco VI Small Cap Equity II	306	68
Lord Abbett Bond Debenture VC	3,433	1,009
Lord Abbett Calibrated Dividend Growth VC	1381	1,013
Lord Abbett Classic Stock VC	251	57
Lord Abbett Growth & Income VC	1,764	1,357
Lord Abbett Growth Opportunities VC	909	517
Lord Abbett International Opportunities VC	342	251
Lord Abbett Mid Cap Stock VC	1,171	1,256
Lord Abbett Series Fundamental Equity VC	2,099	138
MFS Growth Series IC	1,394	1,391
MFS Investors Trust IC	769	1,068

FSA-56

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

5.  PURCHASES AND SALES OF INVESTMENTS — (Continued)

(in thousands)	Purchases	Sales
MFS New Discovery IC	$1,190	$917
MFS Research IC	1,432	946
MFS Total Return IC	1,688	1,578
MFS Utilities IC	313	459
MFS VIT Total Return Bond SC	1,569	639
MFS VIT Value SC	2,088	819
MFS VIT II Emerging Markets Equity SC	67	38
MFS VIT II International Value SC	540	230
MFS VIT II MA Investors Growth Stock IC	448	453
Morgan Stanley VIF, Inc. Global Real Estate II	75	74
Oppenheimer Capital Appreciation Fund/VA	1,267	977
Oppenheimer Discovery Mid Cap Growth Fund/VA	792	371
Oppenheimer Global Fund/VA	3,584	3,079
Oppenheimer Global Strategic Income Fund/VA	1,601	1,373
Oppenheimer Government Money Fund/VA	6,600	10,267
Oppenheimer Main Street Fund/VA	1,218	895
PIMCO VIT All Asset Advisor	56	35
PIMCO VIT Long-Term US Government Advisor	114	114
PIMCO VIT Low Duration Advisor	276	331
PIMCO VIT Real Return Advisor	1,335	226
PIMCO VIT Short-Term Advisor	441	194
PIMCO VIT Total Return Advisor	3,452	769
Royce Capital Fund Micro-Cap SC	223	100
Royce Capital Fund Small-Cap SC	906	245
TOPS Aggressive Growth ETF Class 2	12	1
TOPS Balanced ETF Class 2	11	1
TOPS Conservative ETF Class 2	21	1
TOPS Growth ETF Class 2	673	18
TOPS Moderate Growth ETF Class 2	81	1
Vanguard VIF Total Bond Market Index	26	1
Vanguard VIF Total Stock Market Index	68	2
Vanguard VIF Mid-Cap Index	2	0

6.  FINANCIAL HIGHLIGHTS

Protective Life sells a number of variable life products that are funded by the Separate Account. These products have unique combinations of features and fees that are charged against the policy owner's account. These expenses, primarily mortality, expense and administrative charges, are variable in nature and are assessed as a direct reduction in units versus as a reduction in unit value. As such charges are assessed as a reduction in units, there would not be a range of unit values or total return ratios.

FSA-57

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

6.  FINANCIAL HIGHLIGHTS — (Continued)

The following table discloses the units, unit fair value, net assets, investment income ratio and total return ratio for each applicable subaccount for each of the five years in the period ended December 31, 2018, were as follows.

	As of December 31			For the Year Ended December 31
Subaccount	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
American Funds Asset Allocation Class 2
2018	153	$11.98	$1,835	1.86%	–4.60%
2017	124	$12.55	$1,555	2.02%	16.23%
2016	55	$10.80	$598	2.08%	9.41%
2015	7	$9.87	$67	0.62%	0.66%
2014	N/A	N/A	N/A	N/A	N/A
American Funds Blue Chip Income & Growth Class 2
2018	241	$12.01	$2,891	2.26%	–8.66%
2017	180	$13.14	$2,368	2.33%	17.04%
2016	110	$11.23	$1,240	2.60%	18.70%
2015	29	$9.46	$273	2.46%	–2.52%
2014	N/A	N/A	N/A	N/A	N/A
American Funds Global Growth Class 2
2018	76	$11.68	$889	0.82%	–9.04%
2017	54	$12.84	$694	0.80%	31.47%
2016	28	$9.77	$276	1.04%	0.62%
2015	13	$9.71	$126	1.17%	–0.77%
2014	N/A	N/A	N/A	N/A	N/A
American Funds Global Small Capitalization Class 2
2018	126	$10.24	$1,294	0.09%	–10.55%
2017	113	$11.44	$1,289	0.44%	25.89%
2016	114	$9.09	$1,038	0.48%	2.10%
2015	3	$8.90	$28	0.00%	–11.91%
2014	N/A	N/A	N/A	N/A	N/A
American Funds Growth Class 2
2018	245	$14.04	$3,439	0.50%	–0.25%
2017	205	$14.08	$2,891	0.58%	28.29%
2016	139	$10.97	$1,530	0.96%	9.49%
2015	37	$10.02	$369	0.74%	1.39%
2014	N/A	N/A	N/A	N/A	N/A
American Funds International Class 2
2018	163	$10.38	$1,689	1.91%	–13.13%
2017	125	$11.95	$1,500	1.40%	32.14%
2016	122	$9.05	$1,101	2.38%	3.53%
2015	8	$8.74	$68	2.15%	–9.73%
2014	N/A	N/A	N/A	N/A	N/A
American Funds New World Class 2
2018	35	$10.69	$375	1.05%	–14.04%
2017	22	$12.44	$270	1.12%	29.44%
2016	11	$9.61	$109	1.17%	5.26%
2015	3	$9.13	$25	0.33%	–6.20%
2014	N/A	N/A	N/A	N/A	N/A
Calvert VP SRI Balanced
2018	2	$29.34	$61	1.83%	–2.67%
2017	2	$30.15	$64	2.02%	12.00%
2016	2	$26.92	$58	1.87%	7.85%
2015	2	$24.96	$56	0.12%	–2.19%
2014	2	$25.52	$59	1.50%	9.60%

FSA-58

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31			For the Year Ended December 31
Subaccount	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
ClearBridge Variable Mid Cap Portfolio II
2018	67	$23.23	$1,556	0.20%	–12.80%
2017	64	$26.64	$1,710	0.20%	12.55%
2016	63	$23.67	$1,486	0.39%	9.11%
2015	51	$21.70	$1,097	0.06%	1.99%
2014	38	$21.27	$800	0.10%	7.82%
ClearBridge Variable Small Cap Growth II
2018	38	$31.18	$1,181	0.00%	3.21%
2017	34	$30.21	$1,039	0.00%	23.91%
2016	29	$24.38	$698	0.00%	5.54%
2015	29	$23.10	$666	0.00%	–4.59%
2014	27	$24.21	$665	0.00%	3.79%
Fidelity Contrafund Portfolio SC
2018	853	$34.25	$29,197	0.65%	–6.49%
2017	871	$36.62	$31,839	0.93%	21.76%
2016	848	$30.08	$25,514	0.75%	7.91%
2015	799	$27.87	$22,250	0.96%	0.56%
2014	776	$27.72	$21,513	0.88%	11.82%
Fidelity Equity Income SC
2018	97	$23.59	$2,287	2.26%	–8.40%
2017	100	$25.75	$2,580	1.62%	12.80%
2016	103	$22.83	$2,352	2.18%	17.90%
2015	110	$19.36	$2,138	3.06%	–4.09%
2014	118	$20.19	$2,386	2.68%	8.65%
Fidelity Freedom Fund - 2015 Maturity SC
2018	21	$16.67	$349	1.58%	–5.11%
2017	21	$17.57	$370	1.47%	14.93%
2016	21	$15.29	$326	1.44%	5.81%
2015	22	$14.45	$314	1.57%	–0.44%
2014	28	$14.51	$401	1.74%	4.63%
Fidelity Freedom Fund - 2020 Maturity SC
2018	39	$16.69	$649	1.48%	–5.98%
2017	39	$17.75	$698	1.45%	16.47%
2016	41	$15.24	$623	1.47%	6.04%
2015	41	$14.38	$591	1.76%	–0.37%
2014	43	$14.43	$625	1.70%	4.66%
Fidelity Growth Portfolio SC
2018	88	$23.66	$2,086	0.16%	–0.27%
2017	94	$23.72	$2,230	0.13%	35.00%
2016	97	$17.57	$1,697	0.00%	0.71%
2015	102	$17.45	$1,788	0.16%	7.05%
2014	106	$16.30	$1,723	0.09%	11.19%
Fidelity Index 500 Portfolio SC
2018	641	$26.15	$16,767	1.91%	–4.59%
2017	634	$27.41	$17,327	1.76%	21.59%
2016	629	$22.54	$14,178	1.60%	11.75%
2015	470	$20.17	$9,466	1.95%	1.24%
2014	431	$19.93	$8,560	1.77%	13.46%
Fidelity Investment Grade Bonds SC
2018	545	$17.62	$9,597	2.47%	–0.63%
2017	513	$17.73	$9,081	2.38%	4.16%
2016	441	$17.02	$7,502	2.96%	4.63%
2015	246	$16.27	$3,996	2.83%	–0.71%
2014	181	$16.39	$2,970	2.35%	5.75%
FSA-59

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31			For the Year Ended December 31
Subaccount	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Fidelity Mid Cap SC
2018	448	$34.91	$15,626	0.61%	–14.63%
2017	437	$40.89	$17,855	0.63%	20.70%
2016	431	$33.88	$14,618	0.45%	12.11%
2015	388	$30.22	$11,717	0.44%	–1.50%
2014	338	$30.68	$10,379	0.18%	6.20%
Franklin Flex Cap Growth VIP CL 2
2018	161	$23.17	$3,726	0.00%	3.14%
2017	172	$22.47	$3,864	0.00%	26.94%
2016	173	$17.70	$3,061	0.00%	–2.89%
2015	166	$18.23	$3,034	0.00%	4.37%
2014	167	$17.46	$2,925	0.00%	6.11%
Franklin Income VIP CL 2
2018	880	$19.43	$17,009	4.96%	–4.30%
2017	906	$20.30	$18,390	4.09%	9.67%
2016	908	$18.51	$16,802	4.84%	14.02%
2015	947	$16.23	$15,369	4.73%	–7.05%
2014	950	$17.47	$16,592	4.98%	4.62%
Franklin Mutual Shares VIP CL 2
2018	2,209	$17.23	$38,054	2.57%	–9.07%
2017	2,174	$18.94	$41,137	2.27%	8.35%
2016	2,155	$17.49	$37,668	2.00%	16.06%
2015	2,059	$15.07	$31,022	3.22%	–4.94%
2014	1,887	$15.85	$29,900	2.06%	7.12%
Franklin Rising Dividend VIP CL 2
2018	721	$23.81	$17,159	1.32%	–5.07%
2017	742	$25.08	$18,615	1.51%	20.56%
2016	737	$20.81	$15,339	1.37%	16.04%
2015	747	$17.93	$13,398	1.43%	–3.65%
2014	738	$18.61	$13,722	1.32%	8.72%
Franklin Small Cap Value VIP CL 2
2018	119	$23.75	$2,815	0.95%	–12.88%
2017	116	$27.26	$3,162	0.50%	10.65%
2016	120	$24.64	$2,966	0.79%	30.19%
2015	117	$18.92	$2,217	0.64%	–7.39%
2014	109	$20.43	$2,230	0.61%	0.57%
Franklin Small-Mid Cap Growth VIP CL 2
2018	172	$21.46	$3,689	0.00%	–5.37%
2017	173	$22.67	$3,913	0.00%	21.40%
2016	164	$18.68	$3,061	0.00%	4.17%
2015	175	$17.93	$3,145	0.00%	–2.66%
2014	186	$18.42	$3,424	0.00%	7.47%
Franklin US Government Securities VIP CL 2
2018	961	$13.77	$13,227	2.69%	0.34%
2017	900	$13.72	$12,345	2.59%	1.34%
2016	772	$13.54	$10,444	2.48%	0.66%
2015	680	$13.45	$9,149	2.51%	0.47%
2014	564	$13.39	$7,557	2.59%	3.38%
Templeton Developing Markets VIP CL 2
2018	96	$10.14	$978	0.86%	–15.79%
2017	93	$12.04	$1,119	1.01%	40.41%
2016	92	$8.58	$787	0.44%	17.44%
2015	30	$7.30	$223	2.05%	–19.60%
2014	22	$9.08	$203	1.46%	–8.39%

FSA-60

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31			For the Year Ended December 31
Subaccount	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Templeton Foreign VIP CL 2
2018	629	$13.28	$8,352	2.73%	–15.44%
2017	610	$15.71	$9,585	2.66%	16.69%
2016	632	$13.46	$8,509	1.90%	7.18%
2015	609	$12.56	$7,651	3.45%	–6.49%
2014	576	$13.43	$7,740	1.85%	–11.13%
Templeton Global Bond VIP Fund CL 2
2018	608	$18.78	$11,403	0.00%	1.94%
2017	595	$18.42	$10,921	0.00%	1.93%
2016	562	$18.07	$10,124	0.00%	2.94%
2015	473	$17.55	$8,307	8.12%	–4.30%
2014	433	$18.34	$7,939	5.02%	1.83%
Templeton Growth VIP CL 2
2018	957	$14.21	$13,594	2.08%	–14.85%
2017	968	$16.69	$16,160	1.63%	18.50%
2016	1,025	$14.08	$14,423	1.96%	9.62%
2015	1,016	$12.85	$13,047	2.67%	–6.49%
2014	979	$13.74	$13,449	1.34%	–2.81%
Goldman Sachs International Equity Insights(a)
2018	279	$20.85	$5,748	2.04%	–16.28%
2017	289	$24.91	$7,166	1.94%	26.60%
2016	309	$19.68	$6,062	2.01%	–2.73%
2015	328	$20.23	$6,625	1.77%	1.05%
2014	339	$20.02	$6,777	3.66%	–7.54%
Goldman Sachs International Equity Insights SC(b)
2018	193	$10.47	$2,021	1.76%	–16.55%
2017	180	$12.55	$2,253	1.74%	26.21%
2016	178	$9.94	$1,768	1.91%	–2.87%
2015	155	$10.23	$1,590	1.59%	0.77%
2014	139	$10.16	$1,411	3.62%	–7.70%
Goldman Sachs Large Cap Value
2018	342	$34.78	$11,822	1.34%	–8.46%
2017	367	$37.99	$13,866	1.68%	9.85%
2016	387	$34.58	$13,367	2.10%	11.58%
2015	419	$30.99	$12,984	1.43%	–4.41%
2014	443	$32.42	$14,320	1.41%	12.94%
Goldman Sachs Large Cap Value Fund SC
2018	163	$15.95	$2,596	1.09%	–8.72%
2017	166	$17.47	$2,901	1.43%	9.56%
2016	167	$15.95	$2,655	1.91%	11.28%
2015	165	$14.33	$2,365	1.21%	–4.58%
2014	166	$15.02	$2,486	1.14%	12.61%
Goldman Sachs Mid Cap Value
2018	78	$29.46	$2,301	1.39%	–10.46%
2017	83	$32.90	$2,704	0.74%	11.07%
2016	87	$29.62	$2,577	1.31%	13.53%
2015	96	$26.09	$2,504	0.39%	–9.24%
2014	107	$28.75	$3,087	1.00%	13.57%
Goldman Sachs Mid Cap Value SC
2018	230	$18.77	$4,320	0.60%	–10.70%
2017	210	$21.02	$4,419	0.52%	10.85%
2016	194	$18.97	$3,676	1.30%	13.28%
2015	144	$16.74	$2,417	0.15%	–9.52%
2014	82	$18.51	$1,520	0.87%	13.29%

FSA-61

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31			For the Year Ended December 31
Subaccount	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Goldman Sachs Small Cap Equity Insights
2018	122	$59.65	$7,213	0.52%	–8.62%
2017	129	$65.28	$8,389	0.55%	11.57%
2016	134	$58.51	$7,803	1.13%	23.20%
2015	142	$47.49	$6,708	0.29%	–2.13%
2014	154	$48.52	$7,459	0.79%	6.93%
Goldman Sachs Small Cap Equity Insights SC
2018	18	$24.57	$423	0.23%	–8.82%
2017	19	$26.14	$494	0.30%	11.22%
2016	20	$23.51	$467	0.90%	22.99%
2015	20	$19.11	$386	0.03%	–2.49%
2014	22	$19.60	$422	0.54%	6.69%
Goldman Sachs Strategic Growth
2018	189	$58.81	$11,091	0.48%	–1.04%
2017	205	$59.43	$12,159	0.53%	30.66%
2016	222	$45.48	$10,091	0.60%	1.98%
2015	243	$44.60	$10,824	0.35%	3.40%
2014	264	$43.13	$11,351	0.38%	13.64%
Goldman Sachs Strategic Growth SC
2018	175	$24.57	$4,310	0.00%	–1.32%
2017	183	$24.90	$4,562	0.28%	30.36%
2016	179	$19.10	$3,421	0.42%	1.69%
2015	161	$18.79	$3,030	0.12%	3.14%
2014	136	$18.21	$2,469	0.13%	13.38%
Goldman Sachs US Equity Insights
2018	196	$50.78	$9,894	1.31%	–6.19%
2017	211	$54.13	$11,330	1.41%	24.07%
2016	224	$43.63	$9,703	1.26%	10.73%
2015	245	$39.40	$9,624	1.32%	–0.20%
2014	276	$39.48	$10,823	1.41%	16.37%
Goldman Sachs US Equity Insights SC
2018	6	$22.65	$137	0.93%	–6.36%
2017	8	$24.19	$182	1.16%	23.80%
2016	8	$19.54	$166	1.12%	10.47%
2015	8	$17.69	$147	1.13%	–0.41%
2014	8	$17.76	$149	1.20%	16.18%
Goldman Sachs VIT Core Fixed Income SC
2018	41	$10.53	$434	2.74%	–0.83%
2017	19	$10.62	$202	2.55%	3.14%
2016	13	$10.30	$131	1.15%	2.70%
2015	1	$10.03	$15	0.40%	0.48%
2014	N/A	N/A	N/A	N/A	N/A
Goldman Sachs VIT Growth Opportunities SC
2018	76	$25.61	$1,943	0.00%	–4.34%
2017	77	$26.77	$2,064	0.00%	26.92%
2016	76	$21.09	$1,598	0.00%	1.42%
2015	73	$20.80	$1,526	0.00%	–5.20%
2014	70	$21.94	$1,531	0.00%	11.10%
Invesco VI American Franchise I
2018	377	$13.09	$4,938	0.00%	–3.62%
2017	402	$13.58	$5,460	0.08%	27.34%
2016	438	$10.67	$4,665	0.00%	2.27%
2015	464	$10.43	$4,842	0.00%	5.01%
2014	507	$9.93	$5,040	0.04%	8.44%

FSA-62

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31			For the Year Ended December 31
Subaccount	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Invesco VI American Value II
2018	141	$22.05	$3,114	0.21%	–12.87%
2017	137	$25.31	$3,469	0.61%	9.68%
2016	129	$23.07	$2,969	0.12%	15.22%
2015	117	$20.03	$2,345	0.01%	–9.36%
2014	95	$22.09	$2,106	0.23%	9.48%
Invesco VI Balanced Risk Allocation II
2018	30	$16.04	$482	1.40%	–6.71%
2017	27	$17.19	$459	3.74%	9.83%
2016	28	$15.65	$432	0.21%	11.52%
2015	25	$14.04	$345	3.69%	–4.40%
2014	29	$14.68	$423	0.00%	5.71%
Invesco VI Comstock I
2018	954	$36.26	$34,573	1.84%	–12.16%
2017	1,009	$41.28	$41,430	2.15%	17.85%
2016	1,063	$35.03	$37,222	1.52%	17.30%
2015	1,111	$29.86	$33,179	1.97%	–5.98%
2014	1,158	$31.76	$36,756	1.35%	9.39%
Invesco VI Equity and Income II
2018	822	$29.21	$24,002	2.11%	–9.73%
2017	823	$32.36	$26,508	1.47%	10.78%
2016	816	$29.21	$23,821	1.62%	14.84%
2015	813	$25.44	$20,666	2.40%	–2.58%
2014	781	$26.11	$20,395	1.60%	8.77%
Invesco VI Global Real Estate II
2018	52	$14.06	$731	3.96%	–6.33%
2017	46	$15.02	$688	3.19%	12.73%
2016	41	$13.32	$542	1.45%	1.82%
2015	37	$13.08	$481	3.61%	–1.74%
2014	32	$13.31	$424	1.67%	14.34%
Invesco VI Government Securities II
2018	426	$11.47	$4,882	1.99%	0.29%
2017	429	$11.43	$4,901	1.93%	1.72%
2016	409	$11.24	$4,601	1.78%	1.00%
2015	423	$11.13	$4,694	2.00%	0.06%
2014	428	$11.12	$4,746	2.94%	3.88%
Invesco VI Growth & Income I
2018	1,098	$31.59	$34,633	2.20%	–13.38%
2017	1,139	$36.47	$41,426	1.53%	14.32%
2016	1,154	$31.91	$36,803	1.11%	19.69%
2015	1,120	$26.66	$29,817	3.00%	–3.06%
2014	1,053	$27.50	$28,897	1.82%	10.28%
Invesco VI International Growth II
2018	574	$12.13	$6,962	1.91%	–15.20%
2017	535	$14.31	$7,657	1.29%	22.73%
2016	499	$11.66	$5,819	1.22%	–0.70%
2015	430	$11.74	$5,049	1.43%	–2.62%
2014	334	$12.06	$4,024	1.59%	0.09%
Invesco VI Mid-Cap Growth II
2018	290	$12.66	$3,641	0.00%	–5.87%
2017	289	$13.45	$3,886	0.00%	22.14%
2016	283	$11.01	$3,100	0.00%	0.57%
2015	274	$10.95	$2,998	0.00%	1.04%
2014	280	$10.84	$3,039	0.00%	7.69%

FSA-63

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31			For the Year Ended December 31
Subaccount	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Invesco VI Small Cap Equity II
2018	103	$14.39	$1,479	0.00%	–15.27%
2017	96	$16.98	$1,625	0.00%	13.73%
2016	89	$14.93	$1,324	0.00%	11.84%
2015	76	$13.35	$1,011	0.00%	–5.74%
2014	61	$14.16	$857	0.00%	2.09%
Lord Abbett Bond Debenture VC
2018	842	$29.78	$24,967	4.53%	–4.02%
2017	819	$31.03	$25,288	4.37%	9.21%
2016	777	$28.41	$22,047	4.79%	12.13%
2015	726	$25.34	$18,378	4.37%	–1.53%
2014	654	$25.73	$16,824	4.89%	4.35%
Lord Abbett Calibrated Dividend Growth VC
2018	267	$37.87	$10,076	1.85%	–4.67%
2017	287	$39.72	$11,366	1.71%	19.12%
2016	300	$33.35	$9,998	1.66%	15.10%
2015	326	$28.97	$9,407	1.78%	–2.13%
2014	345	$29.60	$10,213	1.72%	11.54%
Lord Abbett Classic Stock VC
2018	49	$18.9	$933	0.81%	–7.80%
2017	48	$20.50	$984	0.85%	16.84%
2016	49	$17.55	$854	1.04%	12.44%
2015	48	$15.60	$752	0.83%	–0.90%
2014	45	$15.75	$704	0.76%	9.14%
Lord Abbett Growth & Income VC
2018	626	$24.51	$15,289	1.43%	–8.14%
2017	671	$26.68	$17,699	1.33%	13.38%
2016	714	$23.53	$16,742	1.46%	17.11%
2015	778	$20.09	$15,625	1.18%	–2.86%
2014	859	$20.68	$17,740	0.70%	7.65%
Lord Abbett Growth Opportunities VC
2018	94	$37.27	$3,495	0.00%	–2.89%
2017	105	$38.38	$4,000	0.00%	22.91%
2016	111	$31.23	$3,460	0.00%	1.23%
2015	115	$30.85	$3,542	0.00%	2.72%
2014	119	$30.03	$3,585	0.00%	6.07%
Lord Abbett International Opportunities VC
2018	83	$14.29	$1,190	0.94%	–23.67%
2017	88	$18.72	$1,649	1.17%	39.21%
2016	92	$13.45	$1,238	0.97%	–4.28%
2015	90	$14.05	$1,260	0.85%	11.10%
2014	91	$12.64	$1,153	1.43%	–5.76%
Lord Abbett Mid Cap Stock VC
2018	563	$25.12	$14,134	0.71%	–15.04%
2017	587	$29.57	$17,272	0.61%	6.83%
2016	613	$27.68	$16,959	0.50%	16.39%
2015	643	$23.78	$15,281	0.58%	–3.79%
2014	692	$24.71	$17,084	0.45%	11.53%
Lord Abbett Series Fundamental Equity VC
2018	320	$22.21	$7,093	1.66%	–8.16%
2017	292	$24.18	$7,049	1.12%	12.57%
2016	261	$21.48	$5,595	1.29%	15.74%
2015	213	$18.56	$3,952	1.44%	–3.44%
2014	131	$19.22	$2,521	0.52%	7.14%

FSA-64

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31			For the Year Ended December 31
Subaccount	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
MFS Growth Series IC
2018	244	$52.06	$12,632	0.10%	2.67%
2017	260	$50.70	$13,201	0.11%	31.40%
2016	273	$38.58	$10,518	0.04%	2.44%
2015	270	$37.66	$10,170	0.16%	7.56%
2014	271	$35.02	$9,491	0.11%	8.94%
MFS Investors Trust IC
2018	265	$37.04	$9,772	0.66%	–5.49%
2017	286	$39.19	$11,130	0.73%	23.35%
2016	302	$31.77	$9,565	0.84%	8.59%
2015	312	$29.26	$9,119	0.95%	0.22%
2014	304	$29.20	$8,856	0.96%	11.01%
MFS New Discovery IC
2018	122	$50.04	$6,080	0.00%	–1.48%
2017	133	$50.79	$6,742	0.00%	26.65%
2016	137	$40.10	$5,483	0.00%	9.05%
2015	139	$36.77	$5,101	0.00%	–1.89%
2014	126	$37.48	$4,725	0.00%	–7.26%
MFS Research IC
2018	220	$39.39	$8,677	0.74%	–4.37%
2017	237	$41.19	$9,728	1.37%	23.37%
2016	253	$33.39	$8,446	0.77%	8.74%
2015	271	$30.71	$8,335	0.74%	0.80%
2014	284	$30.46	$8,646	0.84%	10.20%
MFS Total Return IC
2018	467	$37.78	$17,653	2.25%	–5.61%
2017	497	$40.02	$19,778	2.37%	12.30%
2016	510	$35.64	$18,152	2.89%	9.09%
2015	541	$32.67	$17,653	2.60%	–0.37%
2014	576	$32.79	$18,846	1.87%	8.50%
MFS Utilities IC
2018	96	$49.28	$4,733	1.12%	1.06%
2017	101	$48.77	$4,901	4.40%	14.83%
2016	105	$42.47	$4,425	3.97%	11.47%
2015	112	$38.10	$4,258	4.30%	–14.52%
2014	118	$44.57	$5,250	2.09%	12.73%
MFS VIT Total Return Bond SC
2018	960	$13.62	$13,053	3.06%	–1.33%
2017	920	$13.81	$12,706	3.19%	4.18%
2016	837	$13.25	$11,086	3.33%	4.01%
2015	801	$12.74	$10,201	3.43%	–0.58%
2014	689	$12.81	$8,825	2.94%	5.62%
MFS VIT Value SC
2018	554	$23.79	$13,163	1.39%	–10.36%
2017	550	$26.53	$14,596	1.75%	17.35%
2016	550	$22.61	$12,420	1.88%	13.78%
2015	537	$19.87	$10,672	2.27%	–0.93%
2014	444	$20.06	$8,917	1.40%	10.20%
MFS VIT II Emerging Markets Equity SC
2018	53	$10.00	$530	0.12%	–14.13%
2017	51	$11.65	$592	0.93%	37.66%
2016	49	$8.46	$414	0.37%	9.04%
2015	51	$7.76	$395	0.69%	–13.08%
2014	40	$8.93	$357	0.47%	–6.99%

FSA-65

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31			For the Year Ended December 31
Subaccount	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
MFS VIT II International Value SC
2018	311	$17.34	$5,384	0.94%	–9.72%
2017	300	$19.21	$5,769	1.31%	26.82%
2016	315	$15.15	$4,766	1.18%	3.84%
2015	287	$14.59	$4,183	1.90%	6.32%
2014	251	$13.72	$3,437	2.05%	1.13%
MFS VIT II MA Investors Growth Stock IC
2018	309	$13.68	$4,225	0.61%	0.81%
2017	330	$13.57	$4,483	0.66%	28.42%
2016	347	$10.57	$3,669	0.61%	6.08%
2015	368	$9.96	$3,670	1.02%	–2.39%
2014	N/A	N/A	N/A	N/A	N/A
Morgan Stanley VIF, Inc. Global Real Estate II
2018	39	$14.19	$554	3.12%	–8.20%
2017	40	$15.45	$621	1.41%	9.71%
2016	42	$14.09	$593	1.41%	3.12%
2015	43	$13.66	$593	2.51%	–1.42%
2014	44	$13.86	$609	0.75%	13.85%
Oppenheimer Capital Appreciation Fund/VA
2018	258	$40.51	$10,430	0.35%	–5.73%
2017	272	$42.97	$11,709	0.24%	26.83%
2016	296	$33.88	$10,025	0.39%	–2.20%
2015	308	$34.64	$10,656	0.09%	3.54%
2014	328	$33.46	$10,961	0.45%	15.41%
Oppenheimer Discovery Mid Cap Growth Fund/VA
2018	112	$35.79	$4,022	0.00%	–6.08%
2017	118	$38.10	$4,488	0.03%	28.79%
2016	130	$29.58	$3,793	0.00%	2.33%
2015	138	$28.91	$3,982	0.00%	6.61%
2014	149	$27.12	$4,035	0.00%	5.78%
Oppenheimer Global Fund/VA
2018	452	$46.56	$21,043	1.06%	–13.18%
2017	479	$53.63	$25,673	0.95%	36.66%
2016	501	$39.24	$19,634	1.01%	0.08%
2015	472	$39.21	$18,524	1.36%	3.94%
2014	458	$37.72	$17,266	1.10%	2.29%
Oppenheimer Global Strategic Income Fund/VA
2018	434	$28.85	$12,518	5.10%	–4.40%
2017	449	$30.18	$13,461	2.36%	6.27%
2016	448	$28.40	$12,706	5.01%	6.53%
2015	457	$26.66	$12,160	6.00%	–2.26%
2014	445	$27.27	$12,108	4.25%	2.84%
Oppenheimer Government Money Fund/VA
2018	4,644	$1.60	$7,432	1.09%	1.35%
2017	7,028	$1.58	$11,099	0.40%	0.39%
2016	5,332	$1.57	$8,389	0.01%	0.00%
2015	4,905	$1.57	$7,717	0.01%	0.00%
2014	4,511	$1.57	$7,087	0.01%	0.00%
Oppenheimer Main Street Fund/VA
2018	256	$34.60	$8,846	1.23%	–7.89%
2017	274	$37.56	$10,215	1.25%	16.91%
2016	290	$32.13	$9,319	1.10%	11.62%
2015	318	$28.78	$9,136	0.94%	3.33%
2014	333	$27.86	$9,223	0.83%	10.70%

FSA-66

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31			For the Year Ended December 31
Subaccount	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
PIMCO VIT All Asset Advisor
2018	13	$11.97	$159	3.18%	–5.45%
2017	12	$12.65	$152	4.35%	13.38%
2016	13	$11.16	$144	2.36%	12.90%
2015	17	$9.89	$163	3.36%	–9.19%
2014	16	$10.89	$170	5.82%	0.46%
PIMCO VIT Long-Term US Government Advisor
2018	25	$15.89	$393	2.21%	–2.48%
2017	25	$16.30	$415	1.88%	8.85%
2016	19	$14.97	$290	2.26%	0.58%
2015	24	$14.89	$356	2.14%	–1.49%
2014	10	$15.11	$156	2.14%	23.89%
PIMCO VIT Low Duration Advisor
2018	162	$11.76	$1,909	1.74%	0.24%
2017	170	$11.73	$1,993	1.15%	1.25%
2016	127	$11.59	$1,468	1.41%	1.30%
2015	113	$11.44	$1,296	3.68%	0.21%
2014	87	$11.41	$989	1.05%	0.75%
PIMCO VIT Real Return Advisor
2018	668	$12.82	$8,569	2.36%	–2.31%
2017	598	$13.13	$7,848	2.28%	3.55%
2016	478	$12.68	$6,064	2.22%	5.09%
2015	341	$12.06	$4,105	5.27%	–2.80%
2014	183	$12.41	$2,277	1.28%	2.99%
PIMCO VIT Short-Term Advisor
2018	123	$11.44	$1,406	2.03%	1.43%
2017	104	$11.28	$1,170	1.63%	2.30%
2016	85	$11.03	$941	1.59%	2.27%
2015	69	$10.78	$740	0.91%	1.01%
2014	47	$10.67	$506	0.61%	0.61%
PIMCO VIT Total Return Advisor
2018	1,629	$13.43	$21,818	2.47%	–0.63%
2017	1,486	$13.51	$20,081	1.94%	4.81%
2016	1,266	$12.89	$16,319	1.97%	2.58%
2015	1,044	$12.57	$13,122	5.25%	0.35%
2014	807	$12.53	$10,110	2.16%	4.17%
Royce Capital Fund Micro-Cap SC
2018	45	$15.02	$671	0.00%	–9.29%
2017	40	$16.56	$656	0.46%	5.02%
2016	55	$15.77	$868	0.56%	19.37%
2015	48	$13.21	$634	0.00%	–12.61%
2014	47	$15.12	$706	0.00%	–3.84%
Royce Capital Fund Small-Cap SC
2018	325	$18.97	$6,160	0.34%	–8.50%
2017	298	$20.73	$6,180	0.85%	5.10%
2016	256	$19.73	$5,053	1.85%	20.53%
2015	190	$16.37	$3,105	0.49%	–11.97%
2014	108	$18.59	$2,010	0.00%	2.92%
TOPS Aggressive Growth ETF Class 2
2018	1	$9.99	$10	1.08%	–9.88%
2017	—	$11.09	$—	0.00%	9.53%
2016	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A
FSA-67

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31			For the Year Ended December 31
Subaccount	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
TOPS Balanced ETF Class 2
2018	1	$9.96	$9	2.43%	–5.62%
2017	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A
TOPS Conservative ETF Class 2
2018	2	$10.06	$19	2.63%	–2.68%
2017	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A
TOPS Growth ETF Class 2
2018	75	$9.99	$747	1.96%	–8.78%
2017	19	$10.96	$206	0.00%	8.41%
2016	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A
TOPS Moderate Growth ETF Class 2
2018	7	$10.01	$71	2.25%	–6.89%
2017	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A
Vanguard VIF Total Bond Market Index
2018	3	$10.20	$26	0.00%	–0.19%
2017	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A
Vanguard VIF Total Stock Market Index
2018	5	$10.83	$57	0.00%	–5.62%
2017	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A
Vanguard VIF Mid-Cap Index
2018	0	$10.17	$1	0.00%	–9.67%
2017	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return

FSA-68

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

6.  FINANCIAL HIGHLIGHTS — (Continued)

presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account. The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to policy owners' accounts and are included in the Statement of Changes in Net Assets. Total returns for periods of less than one year are not annualized.

(a)  Effective April 23, 2017, name changed from Goldman Sachs Strategic International Equity.

(b)  Effective April 23, 2017, name changed from Goldman Sachs Strategic International Equity SC.

7.  EXPENSES

The following is a summary of separate account expense charges which are assessed as a redemption of units for all policies contained within the Separate Account:

Expense Type	Range
Mortality and Expense Risk Charge
To compensate Protective Life for the mortality risks it assumes which is that the cost of insurance charges are insufficient to meet actual death benefits claims and is deducted through the redemption of units. The monthly charge is based on the policy value and the policy issue year.	0.000% - 0.075% of policy value per month
Cost of Insurance Charge (COI)
A fee is assessed to compensate Protective Life for the cost of providing the death benefit. The fee is assessed on the Monthly Anniversary Day. The fee is assessed through the redemption of units and is assessed based on the net amount at risk under the policy or as an asset-based charge. The charge depends on a number of variables, including issue age, policy duration, sex and insurance rate classification, and will fluctuate with each individual policy and as time inforce elapses.	$.01 - $333.33 per thousand of net amount at risk per month or 0.046% to 0.057% of policy value per month up to a maximum of the guaranteed COI.
Policy Expense Charge
A monthly fee is assessed to reimburse Protective Life for sales not covered by the contingent deferred sales charge and its administrative expenses not covered by the annual maintenance fee. The charge is assessed through the redemption of units and is based upon the policy value.	0.000% - 0.058% of policy value per month
Annual Maintenance Fee This annual charge is assessed through the redemption of units and is waived when the policy value equals or exceeds $50,000.	$0 - $35

FSA-69

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

7.  EXPENSES — (Continued)

Expense Type	Range
Surrender Charge (Contingent Deferred Sales Charge) and Premium Tax Recovery Charge
This charge is assessed as a percent of the amount withdrawn, surrendered or lapsed in excess of the annual withdrawal amount allowed under the Policy. The purpose of these charges are to reimburse Protective Life for some of the expenses incurred in the distribution of the policies and the premium tax paid on each premium. The percentage charged is assessed through the redemption of units and is based upon the number of full years which have elapsed between the date the policy was purchased and the surrender date.	$0 - $58 per thousand at surrender or 0.0% - 27% of 1st year premiums at surrender
Transfer Fee Currently, there is no fee charged for transfers; however, Protective Life has reserved the right to charge for each transfer after the first 12 transfers in any policy year as a redemption of units.	$25
Monthly Standard Administration Charge A monthly administration charge is assessed as a redemption of units to compensate for issuance and administrative costs.	$3 - $8 per month
Monthly Administrative Charge for Face Value Increase
A monthly administrative charge is assessed as a redemption of units for the first twelve months after a face value increase to compensate for related administrative costs.	$0.08 - $1.75 per thousand per month or $23.50 + $0.06 per thousand per month up to a maximum of $250 per month
Monthly Administrative Charge for Initial Face Value
A monthly administrative charge is assessed as a redemption of units for the first twelve months after the initial purchase to compensate for related administrative costs.	$0.00 - $3.28 per thousand per month

FSA-70

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

7.  EXPENSES — (Continued)

Expense Type	Range
Riders Monthly fees are charged as a redemption of units for the costs of various rider options and are assessed against policy value or rider coverage amount.	0.0125% of policy value up to a maximum of $31.25 or 0.01% of policy value $1.50 - $24.33 per $100 or $0.02 - $108.93 per thousand of rider coverage amount

8.  RELATED PARTY TRANSACTIONS

Policy owners' net payments represent premiums received from policyholders less certain deductions made by Protective Life in accordance with the policy terms. These deductions include, where appropriate, tax, surrender, cost of insurance protection and administrative charges. These deductions are made to the individual policies in accordance with the terms governing each policy as set forth in the Policy.

Protective Life offers a loan privilege to certain policy owners. Such policy owners may obtain loans using the Policy as the only security for the loan. Loans may be subject to provisions of The Internal Revenue Code of 1986, as amended. Loans outstanding were approximately $26.4 million at December 31, 2018.

Investment Distributors, Inc., a wholly owned subsidiary of PLC, is the principal underwriter for the Separate Account.

9.  SUBSEQUENT EVENTS

The Separate Account has evaluated the effects of events subsequent to December 31, 2018, and through the financial statement issuance date. All accounting and disclosure requirements related to subsequent events are included in our financial statements.

FSA-71

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareowner of
Protective Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Protective Life Insurance Company and its subsidiaries (the "Company") as of December 31, 2018 and 2017, and the related consolidated statements of income, comprehensive income (loss), shareowner's equity and cash flows for each of the three years in the period ended December 31, 2018, including the related notes and financial statement schedules listed in the accompanying index on page FSA-1 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Change in Accounting Principle

As described in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for administrative fees associated with certain property and casualty insurance products in 2018.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama
March 25, 2019

We have served as the Company's auditor since 1974.

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

	For The Year Ended December 31,
	2018	2017	2016
	(Dollars In Thousands)
Revenues
Premiums and policy fees	$3,656,508	$3,456,362	$3,389,419
Reinsurance ceded	(1,383,510)	(1,367,096)	(1,330,723)
Net of reinsurance ceded	2,272,998	2,089,266	2,058,696
Net investment income	2,338,902	1,923,056	1,823,463
Realized investment gains (losses):
Derivative financial instruments	79,097	(137,041)	49,790
All other investments	(223,276)	121,087	90,630
Other-than-temporary impairment losses	(56,578)	(1,332)	(32,075)
Portion recognized in other comprehensive income (before taxes)	26,854	(7,780)	14,327
Net impairment losses recognized in earnings	(29,724)	(9,112)	(17,748)
Other income	321,019	325,411	288,878
Total revenues	4,759,016	4,312,667	4,293,709
Benefits and expenses
Benefits and settlement expenses, net of reinsurance ceded: (2018 — $1,185,929; 2017 — $1,235,227; 2016 — $1,176,609)	3,511,252	2,955,005	2,876,726
Amortization of deferred policy acquisition costs and value of business acquired	226,066	79,443	150,298
Other operating expenses, net of reinsurance ceded: (2018 — $210,816; 2017 — $226,578; 2016 — $210,270)	774,110	814,211	744,004
Total benefits and expenses	4,511,428	3,848,659	3,771,028
Income before income tax	247,588	464,008	522,681
Income tax (benefit) expense
Current	123,624	36,565	(38,663)
Deferred	(69,963)	(754,974)	208,736
Total income tax expense (benefit)	53,661	(718,409)	170,073
Net income	$193,927	$1,182,417	$352,608

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	For The Year Ended December 31,
	2018	2017	2016
	(Dollars In Thousands)
Net income	$193,927	$1,182,417	$352,608
Other comprehensive income (loss):
Change in net unrealized gains (losses) on investments, net of income tax: (2018 — $(375,256); 2017 — $332,593; 2016 — $324,195)	(1,411,674)	705,859	602,074
Reclassification adjustment for investment amounts included in net income, net of income tax: (2018 — $4,174; 2017 — $(397); 2016 — $(5,085))	15,699	(944)	(9,442)
Change in net unrealized gains (losses) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings, net of income tax: (2018 — $(5,517); 2017 — $762; 2016 — $(1,081))	(20,751)	391	(2,008)
Change in accumulated (loss) gain — derivatives, net of income tax: (2018 — $(501); 2017 — $(303); 2016 — $370)	(1,884)	(563)	688
Reclassification adjustment for derivative amounts included in net income, net of income tax: (2018 — $301; 2017 — $243; 2016 — $21)	1,130	451	39
Total other comprehensive income (loss)	(1,417,480)	705,194	591,351
Total comprehensive income (loss)	$(1,223,553)	$1,887,611	$943,959

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2018	2017
	(Dollars In Thousands)
Assets
Fixed maturities, at fair value (amortized cost: 2018 — $54,233,151; 2017 — $40,952,535)	$51,679,226	$40,971,486
Fixed maturities, at amortized cost (fair value: 2018 — $2,547,210; 2017 — $2,776,327)	2,633,474	2,718,904
Equity securities, at fair value (cost: 2018 — $589,221; 2017 — $701,951)	557,708	715,498
Mortgage loans (related to securitizations: 2018 — $134; 2017 — $226,409)	7,724,733	6,817,723
Investment real estate, net of accumulated depreciation (2018 — $251; 2017 — $132)	6,816	8,355
Policy loans	1,695,886	1,615,615
Other long-term investments	798,342	940,047
Short-term investments	666,301	527,144
Total investments	65,762,486	54,314,772
Cash	151,400	178,855
Accrued investment income	633,087	489,979
Accounts and premiums receivable	97,033	152,086
Reinsurance receivables	4,486,029	4,800,891
Deferred policy acquisition costs and value of business acquired	3,026,330	2,205,401
Goodwill	825,511	793,470
Other intangibles, net of accumulated amortization (2018 — $197,368; 2017 — $140,232)	612,854	662,916
Property and equipment, net of accumulated depreciation (2018 — $30,989; 2017 — $21,305)	183,843	109,711
Other assets	377,845	337,395
Income tax receivable	—	76,986
Assets related to separate accounts
Variable annuity	12,288,919	13,956,071
Variable universal life	937,732	1,035,202
Total assets	$89,383,069	$79,113,735
Liabilities
Future policy benefits and claims	$41,900,618	$30,956,792
Unearned premiums	769,620	751,130
Total policy liabilities and accruals	42,670,238	31,707,922
Stable value product account balances	5,234,731	4,698,371
Annuity account balances	13,720,081	10,921,190
Other policyholders' funds	1,128,379	1,267,198
Other liabilities	1,939,718	1,859,254
Income tax payable	27,189	—
Deferred income taxes	898,339	1,371,989
Debt	1,319	1,682
Subordinated debt	110,000	—
Non-recourse funding obligations	2,888,329	2,952,822
Secured financing liabilities	495,307	1,017,749
Liabilities related to separate accounts
Variable annuity	12,288,919	13,956,071
Variable universal life	937,732	1,035,202
Total liabilities	82,340,281	70,789,450
Commitments and contingencies — Note 15
Shareowner's equity
Preferred Stock; $1 par value, shares authorized: 2,000; Liquidation preference: $2,000	2	2
Common Stock, $1 par value, shares authorized and issued: 2018 and 2017 — 5,000,000	5,000	5,000
Additional paid-in-capital	7,410,537	7,378,496
Retained earnings	1,031,465	916,971
Accumulated other comprehensive income (loss):
Net unrealized gains (losses) on investments, net of income tax: (2018 — $(367,217); 2017 — $6,860)	(1,381,436)	25,091
Net unrealized losses relating to other-than-temporary impaired investments for which a portion has been recognized in earnings, net of income tax: (2018 — $(6,054); 2017 — $(537))	(22,773)	(2,022)
Accumulated gain (loss) — derivatives, net of income tax: (2018 — $(2); 2017 — $198)	(7)	747
Total shareowner's equity	7,042,788	8,324,285
Total liabilities and shareowner's equity	$89,383,069	$79,113,735

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHAREOWNER'S EQUITY

	Preferred Stock	Common Stock	Additional Paid-in- Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Total Shareowner's Equity
	(Dollars In Thousands)
Balance, December 31, 2015	$2	$5,000	$6,274,169	$154,697	$(1,246,391)	$5,187,477
Net income for 2016				352,608		352,608
Other comprehensive income					591,351	591,351
Comprehensive income for 2016						943,959
Dividends paid to the parent company				(540,000)		(540,000)
Capital contributions			1,148,238			1,148,238
Balance, December 31, 2016	$2	$5,000	$7,422,407	$(32,695)	$(655,040)	$6,739,674
Net income for 2017				1,182,417		1,182,417
Other comprehensive income					705,194	705,194
Comprehensive income for 2017						1,887,611
Cumulative effect adjustments				26,338	(26,338)	—
Dividends paid to the parent company				(259,089)		(259,089)
Return of capital			(43,911)			(43,911)
Balance, December 31, 2017	$2	$5,000	$7,378,496	$916,971	$23,816	$8,324,285
Net income for 2018				193,927		193,927
Other comprehensive income					(1,417,480)	(1,417,480)
Comprehensive income for 2018						(1,223,553)
Cumulative effect adjustments				(79,433)	(10,552)	(89,985)
Prior period adjustment			32,041			32,041
Balance, December 31, 2018	$2	$5,000	$7,410,537	$1,031,465	$(1,404,216)	$7,042,788

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For The Year Ended December 31,
	2018	2017	2016
	(Dollars In Thousands)
Cash flows from operating activities
Net income	$193,927	$1,182,417	$352,608
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment losses (gains)	173,903	25,066	(122,672)
Amortization of deferred policy acquisition costs and value of business acquired	226,066	79,443	150,298
Capitalization of deferred policy acquisition costs	(446,594)	(335,603)	(330,302)
Depreciation and amortization expense	67,125	61,740	36,942
Deferred income tax	(69,963)	(754,974)	208,736
Accrued income tax	104,175	19,377	(168,786)
Interest credited to universal life and investment products	882,904	692,993	699,227
Policy fees assessed on universal life and investment products	(1,558,868)	(1,354,685)	(1,262,166)
Change in reinsurance receivables	315,134	269,294	246,768
Change in accrued investment income and other receivables	50,112	(19,148)	(58,493)
Change in policy liabilities and other policyholders' funds of traditional life and health products	(495,846)	(331,880)	(222,438)
Trading securities:
Maturities and principal reductions of investments	155,692	165,575	154,633
Sale of investments	493,141	281,441	459,802
Cost of investments acquired	(589,379)	(355,410)	(532,429)
Other net change in trading securities	38,346	9,151	22,427
Amortization of premiums and accretion of discounts on investments and mortgage loans	308,407	319,264	374,726
Change in other liabilities	103,465	265,595	182,973
Other, net	(15,656)	(45,961)	(18,093)
Net cash (used in) provided by operating activities	(63,909)	173,695	173,761
Cash flows from investing activities
Maturities and principal reductions of investments, available-for-sale	1,189,366	695,349	1,299,324
Sale of investments, available-for-sale	2,573,826	1,801,173	1,952,696
Cost of investments acquired, available-for-sale	(4,865,104)	(4,013,245)	(4,858,159)
Change in investments, held-to-maturity	81,000	47,000	(2,181,000)
Mortgage loans:
New lendings	(1,589,459)	(1,671,929)	(1,396,283)
Repayments	1,068,552	923,347	863,873
Change in investment real estate, net	978	(104)	2,851
Change in policy loans, net	51,218	34,625	49,268
Change in other long-term investments, net	(169,293)	(91,934)	(251,987)
Change in short-term investments, net	(164,384)	(207,722)	(61,094)
Net unsettled security transactions	13,384	(19,023)	28,853
Purchase of property and equipment	(91,972)	(33,718)	(2,863)
Cash received from or paid for acquisitions, net of cash acquired	38,456	—	320,967
Net cash used in investing activities	(1,863,432)	(2,536,181)	(4,233,554)
Cash flows from financing activities
Borrowings under subordinated debt	110,000	—	—
Issuance (repayment) of non-recourse funding obligations	(63,890)	(16,070)	2,169,700
Secured financing liabilities	(522,442)	220,028	359,536
Dividends/Return of capital to the parent company	—	(303,000)	(540,000)
Investment product and universal life deposits	5,689,944	4,683,121	4,393,596
Investment product and universal life withdrawals	(3,313,338)	(2,256,981)	(2,320,958)
Other financing activities, net	(388)	(196)	—
Net cash provided by financing activities	1,899,886	2,326,902	4,061,874
Change in cash	(27,455)	(35,584)	2,081
Cash at beginning of period	178,855	214,439	212,358
Cash at end of period	$151,400	$178,855	$214,439

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION

Basis of Presentation

Protective Life Insurance Company (the "Company"), a stock life insurance company, was founded in 1907. The Company is a wholly owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding company. On February 1, 2015, PLC became a wholly owned subsidiary of The Dai-ichi Life Insurance Company, Limited, a kabushiki kaisha organized under the laws of Japan (now known as Dai-ichi Life Holdings, Inc., "Dai-ichi Life"), when DL Investment (Delaware), Inc. a wholly owned subsidiary of Dai-ichi Life, merged with and into PLC (the "Merger"). Prior to February 1, 2015, and for the periods reported as "predecessor," PLC's stock was publicly traded on the New York Stock Exchange. Subsequent to the Merger date, PLC and the Company remain as SEC registrants within the United States. The Company markets individual life insurance, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities, and extended service contracts throughout the United States. The Company also maintains a separate segment devoted to the acquisition of insurance policies from other companies. PLC is a holding company with subsidiaries that provide financial services through the production, distribution, and administration of insurance and investment products.

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities (see also Note 22, Statutory Reporting Practices and Other Regulatory Matters).

The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to changing competition, economic conditions, interest rates, investment performance, insurance ratings, claims, persistency, and other factors.

Entities Included

The consolidated financial statements include the accounts of Protective Life Insurance Company and its affiliate companies in which the Company holds a majority voting or economic interest. Intercompany balances and transactions have been eliminated.

During the fourth quarter of 2018, the Company recorded an adjustment related to prior periods to correct an error pertaining to the tax deductibility of certain deferred compensation following the Dai-ichi acquisition and application of purchase accounting in 2015. The adjustment resulted in a $32.0 million increase to goodwill, with a corresponding increase in additional paid-in-capital. The Company concluded that the adjustment was not quantitatively or qualitatively material to previously reported annual or interim periods or the current interim period. As a result, this adjustment was recorded by the Company within the presented annual consolidated financial statements for the year ended December 31, 2018.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

revenues and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates include those used in determining deferred policy acquisition costs ("DAC") and related amortization periods, goodwill recoverability, value of business acquired ("VOBA"), investment and certain derivatives fair values, other-than-temporary impairments, future policy benefits, pension and other postretirement benefits, provisions for income taxes, reserves for contingent liabilities, reinsurance risk transfer assessments, and reserves for losses in connection with unresolved legal matters.

Significant Accounting Policies

Valuation of Investment Securities

The Company determines the appropriate classification of investment securities at the time of purchase and periodically re-evaluates such designations. Investment securities are classified as either trading, available-for-sale, or held-to-maturity securities. Investment securities classified as trading are recorded at fair value with changes in fair value recorded in realized gains (losses). Investment securities purchased for long term investment purposes are classified as available-for-sale and are recorded at fair value with changes in unrealized gains and losses, net of taxes, reported as a component of other comprehensive income (loss). Investment securities are classified as held-to-maturity when the Company has the intent and ability to hold the securities to maturity and are reported at amortized cost. Interest income on available-for-sale and held-to-maturity securities includes the amortization of premiums and accretion of discounts and are recorded in investment income.

The fair value of fixed maturity, short-term, and equity securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Based on the typical trading volumes and the lack of quoted market prices for available-for-sale and trading fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains one quote per security, typically from the broker from which the Company purchased the security. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third party service or an independent broker quotation. Included in the pricing of other asset-backed securities, collateralized mortgage obligations ("CMOs"), and mortgage-backed securities ("MBS") are estimates of the rate of future prepayments of principal and

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

underlying collateral support over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and rates of prepayments previously experienced at the interest rate levels projected for the underlying collateral. The basis for the cost of securities sold was determined at the Committee on Uniform Securities Identification Procedures ("CUSIP") level on a first in first out basis. The committee supplies a unique nine-character identification, called a CUSIP number, for each class of security approved for trading in the U.S., to facilitate clearing and settlement. These numbers are used when any buy and sell orders are recorded.

Each quarter the Company reviews investments with unrealized losses and tests for other-than-temporary impairments. The Company analyzes various factors to determine if any specific other-than-temporary asset impairments exist. These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) an assessment of the Company's intent to sell the security (including a more likely than not assessment of whether the Company will be required to sell the security) before recovering the security's amortized cost, 5) the duration of the decline, 6) an economic analysis of the issuer's industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security by security review each quarter in evaluating the need for any other-than-temporary impairments. Although no set formula is used in this process, the investment performance, collateral position, and continued viability of the issuer are significant measures considered, and in some cases, an analysis regarding the Company's expectations for recovery of the security's entire amortized cost basis through the receipt of future cash flows is performed. Once a determination has been made that a specific other-than-temporary impairment exists, the security's basis is adjusted and an other-than-temporary impairment is recognized. Equity securities that are other-than-temporarily impaired are written down to fair value with a realized loss recognized in earnings. Other-than-temporary impairments to debt securities that the Company does not intend to sell and does not expect to be required to sell before recovering the security's amortized cost are written down to discounted expected future cash flows ("post impairment cost") and credit losses are recorded in earnings. The difference between the securities' discounted expected future cash flows and the fair value of the securities on the impairment date is recognized in other comprehensive income (loss) as a non-credit portion impairment. When calculating the post impairment cost for residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), and other asset-backed securities (collectively referred to as asset-backed securities or "ABS"), the Company considers all known market data related to cash flows to estimate future cash flows. When calculating the post impairment cost for corporate debt securities, the Company considers all contractual cash flows to estimate expected future cash flows. To calculate the post impairment cost, the expected future cash flows are discounted at the original purchase yield. Debt securities that the Company intends to sell or expects to be required to sell before recovery are written down to fair value with the change recognized in earnings.

Cash

Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. As a result of the Company's cash management system, checks issued from a particular bank but not yet presented for payment may create negative book cash balances with the bank at certain reporting dates. Such negative balances are included in other liabilities and were $153.3 million as of December 31, 2018 and $132.7 million as of December 31, 2017, respectively. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company has

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

reviewed the creditworthiness of these financial institutions and believes there is minimal risk of a material loss.

Deferred Policy Acquisition Costs

The incremental direct costs associated with successfully acquired insurance policies, are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions and other costs of acquiring traditional life and health insurance, credit insurance, universal life insurance, and investment products. DAC are subject to recoverability testing at the end of each accounting period. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to the present value of the total anticipated premium income. Credit insurance acquisition costs are being amortized in proportion to earned premium. Acquisition costs for universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization.

The Company makes certain assumptions regarding the mortality, persistency, expenses, and interest rates (equal to the rate used to compute liabilities for future policy benefits, currently 1.0% to 7.1%) the Company expects to experience in future periods when determining the present value of estimated gross profits. These assumptions are best estimates and are periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with our universal life and investment products had been realized. Acquisition costs for stable value contracts are amortized over the term of the contracts using the effective yield method.

Value of Businesses Acquired

In conjunction with the Merger and the acquisition of insurance policies or investment contracts, a portion of the purchase price is allocated to the right to receive future gross profits from cash flows and earnings of associated insurance policies and investment contracts. This intangible asset, called VOBA, is based on the actuarially estimated present value of future cash flows from associated insurance policies and investment contracts acquired. The estimated present value of future cash flows used in the calculation of the VOBA is based on certain assumptions, including mortality, persistency, expenses, and interest rates that the Company expects to experience in future years. The Company amortizes VOBA in proportion to gross premiums for traditional life products, or estimated gross margins ("EGMs") for participating traditional life products within the MONY Life Insurance Company ("MONY") block. For interest sensitive products, the Company uses various amortization bases including expected gross profits ("EGPs"), revenues, account values, or insurance in-force. VOBA is subject to annual recoverability testing.

Intangible Assets

Intangible assets with definite lives are amortized over the estimated useful life of the asset and reviewed for impairment whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. Amortizable intangible assets primarily consist of distribution relationships, trade names, technology, and software. Intangible assets with indefinite lives, primarily

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

insurance licenses, are not amortized, but are reviewed for impairment on an annual basis or whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. Software is generally amortized over a three year useful life.

Intangible assets recognized by the Company included the following (excluding goodwill):

	As of December 31,		Estimated
	2018	2017	Useful Life
	(Dollars In Thousands)		(In Years)
Distribution relationships	$377,441	$402,975	14-22
Trade names	78,629	85,340	13-17
Technology	93,433	107,343	7-14
Other	31,351	35,258
Total intangible assets subject to amortization	580,854	630,916
Insurance licenses	32,000	32,000	Indefinite
Total intangible assets	$612,854	$662,916

Identified intangible assets were valued using the excess earnings method, relief from royalty method or cost approach, as appropriate.

Amortizable intangible assets will be amortized straight line over their assigned useful lives. The following is a schedule of future estimated aggregate amortization expense:

Year	Amount
(Dollars In Thousands)
2019	$55,220
2020	52,219
2021	49,614
2022	46,356
2023	45,056

Property and Equipment

In conjunction with the Merger, property and equipment was recorded at fair value as of the Merger date and will be depreciated from this basis in future periods based on the respective estimated useful lives. Real estate assets were recorded at appraised values as of the acquisition date. The Company has estimated the remaining useful life of the home office building to be 25 years. Land is not depreciated.

The Company depreciates its assets using the straight-line method over the estimated useful lives of the assets. The Company's furniture is depreciated over a ten year useful life, office equipment and machines are depreciated over a five year useful life, and computers are depreciated over a four year useful life. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Property and equipment consisted of the following:

	As of December 31,
	2018	2017
	(Dollars In Thousands)
Home office building	$144,669	$68,123
Data processing equipment	28,793	24,102
Other, principally furniture and equipment	16,450	13,871
Total property and equipment subject to depreciation	189,912	106,096
Accumulated depreciation	(30,989)	(21,305)
Land	24,920	24,920
Total property and equipment	$183,843	$109,711

Separate Accounts

The separate account assets represent funds for which the Company does not bear the investment risk. These assets are carried at fair value and are equal to the separate account liabilities, which represent the policyholder's equity in those assets. The investment income and investment gains and losses on the separate account assets accrue directly to the policyholder. These amounts are reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements. Amounts assessed against policy account balances for the costs of insurance, policy administration, and other services are included in premiums and policy fees in the accompanying consolidated statements of income.

Stable Value Product Account Balances

The Stable Value Products segment sells fixed and floating rate funding agreements directly to qualified institutional investors. The segment also issues funding agreements to the Federal Home Loan Bank ("FHLB"), and markets guaranteed investment contracts ("GICs") to 401(k) and other qualified retirement savings plans. GICs are contracts which specify a return on deposits for a specified period and often provide flexibility for withdrawals at book value in keeping with the benefits provided by the plan.

The Company records its stable value contract liabilities in the consolidated balance sheets in "Stable value product account balances" at the deposit amount plus accrued interest, adjusted for any unamortized premium or discount. Interest on the contracts is accrued based upon contract terms. Any premium or discount is amortized using the effective yield method.

The segment's products complement the Company's overall asset/liability management in that the terms may be tailored to the needs of the Company as the seller of the contracts. Stable value product account balances include GICs and funding agreements the Company has issued. As of December 31, 2018 and 2017, the Company had $4,083.8 million and $3,337.9 million, respectively, of stable value product account balances marketed through structured programs. Most GICs and funding agreements the Company has written have maturities of one to twelve years.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

As of December 31, 2018, future maturities of stable value products were as follows:

Year of Maturity	Amount
(Dollars In Millions)
2019	$1,253.9
2020-2021	3,042.5
2022-2023	818.7
Thereafter	118.7

Derivative Financial Instruments

The Company records its derivative financial instruments in the consolidated balance sheet in "other long-term investments" and "other liabilities" in accordance with GAAP, which requires that all derivative instruments be recognized in the balance sheet at fair value. The change in the fair value of derivative financial instruments is reported either in the statement of income or in the statement of other comprehensive income (loss), depending upon whether the derivative instrument qualified for and also has been properly identified as being part of a hedging relationship, and also on the type of hedging relationship that exists. For cash flow hedges, the effective portion of their gain or loss is reported as a component of other comprehensive income (loss) and reclassified into earnings in the period during which the hedged item impacts earnings. Any remaining gain or loss, the ineffective portion, is recognized in current earnings. For fair value hedge derivatives, their gain or loss as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current earnings. Effectiveness of the Company's hedge relationships is assessed on a quarterly basis. The Company reports changes in fair values of derivatives that are not part of a qualifying hedge relationship in earnings. Changes in the fair value of derivatives that are recognized in current earnings are reported in "Realized investment gains (losses) — Derivative financial instruments". For additional information, see Note 7, Derivative Financial Instruments.

Insurance Liabilities and Reserves

Establishing an adequate liability for the Company's obligations to policyholders requires the use of certain assumptions. Estimating liabilities for future policy benefits on life and health insurance products requires the use of assumptions relative to future investment yields, mortality, morbidity, persistency, and other assumptions based on the Company's historical experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Determining liabilities for the Company's property and casualty insurance products also requires the use of assumptions, including the projected levels of used vehicle prices, the frequency and severity of claims, and the effectiveness of internal processes designed to reduce the level of claims. The Company's results depend significantly upon the extent to which its actual claims experience is consistent with the assumptions the Company used in determining its reserves and pricing its products. The Company's reserve assumptions and estimates require significant judgment and, therefore, are inherently uncertain. The Company cannot determine with precision the ultimate amounts that it will pay for actual claims or the timing of those payments.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Guaranteed Living Withdrawal Benefits

The Company also establishes reserves for guaranteed living withdrawal benefits ("GLWB") on its variable annuity ("VA") products. The GLWB is valued in accordance with FASB guidance under the ASC Derivatives and Hedging Topic which utilizes the valuation technique prescribed by the ASC Fair Value Measurements and Disclosures Topic, which requires the embedded derivative to be recorded at fair value using current interest rates and implied volatilities for the equity indices. The fair value of the GLWB is impacted by equity market conditions and can result in the GLWB embedded derivative being in an overall net asset or net liability position. In times of favorable equity market conditions the likelihood and severity of claims is reduced and expected fee income increases. Since claims are generally expected later than fees, these favorable equity market conditions can result in the present value of fees being greater than the present value of claims, which results in a net GLWB embedded derivative asset. In times of unfavorable equity market conditions the likelihood and severity of claims is increased and expected fee income decreases and can result in the present value of claims exceeding the present value of fees resulting in a net GLWB embedded derivative liability. The methods used to estimate the embedded derivative employ assumptions about mortality, lapses, policyholder behavior, equity market returns, interest rates, and market volatility. The Company assumes age-based mortality from the Ruark 2015 ALB table adjusted for company experience. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. The Company reinsures certain risks associated with the GLWB to Shades Creek Captive Insurance ("Shades Creek"), a direct wholly owned insurance subsidiary of PLC. As of December 31, 2018, the Company's net GLWB liability held, including the impact of reinsurance, was $43.3 million.

Goodwill

The balance recognized as goodwill is not amortized, but is reviewed for impairment on an annual basis, or more frequently as events or circumstances may warrant, including those circumstances which would more likely than not reduce the fair value of the Company's reporting units below its carrying amount. Accounting for goodwill requires an estimate of the future profitability of the associated lines of business within the Company's operating segments to assess the recoverability of the capitalized goodwill. The Company's material goodwill balances are attributable to certain of its operating segments (which are each considered to be reporting units). The Company evaluates the carrying value of goodwill at the segment (or reporting unit) level at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to: 1) a significant adverse change in legal factors or in business climate, 2) unanticipated competition, or 3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company first determines through qualitative analysis whether relevant events and circumstances indicate that it is more likely than not that segment goodwill balances are impaired as of the testing date. If the qualitative analysis does not indicate that an impairment of segment goodwill is more likely than not then no other specific quantitative impairment testing is required.

If it is determined that it is more likely than not that impairment exists, the Company performs a quantitative assessment and compares its estimate of the fair value of the reporting unit to which the goodwill is assigned to the reporting unit's carrying amount, including goodwill. The Company utilizes a

PROTECTIVE LIFE INSURANCE COMPANY

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2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

fair value measurement (which includes a discounted cash flows analysis) to assess the carrying value of the reporting units in consideration of the recoverability of the goodwill balance assigned to each reporting unit as of the measurement date. The cash flows used to determine the fair value of the Company's reporting units are dependent on a number of significant assumptions. The Company's estimates, which consider a market participant view of fair value, are subject to change given the inherent uncertainty in predicting future results and cash flows, which are impacted by such things as policyholder behavior, competitor pricing, capital limitations, new product introductions, and specific industry and market conditions.

Income Taxes

The Company's income tax returns, except for MONY which files separately, are included in PLC's consolidated U.S. income tax return.

On December 22, 2017, the President of the United States signed into law the Tax Cuts and Jobs Act (the "Tax Reform Act"). Further information on the tax impacts of the Tax Reform Act is included in Note 19, Income Taxes.

The Company uses the asset and liability method of accounting for income taxes. Generally, most items in pretax book income are also included in taxable income in the same year. However, some items are recognized for book purposes and for tax purposes in different years or are never recognized for either book or tax purposes. Those differences that will never be recognized for either book or tax purposes are permanent differences (e.g., the dividends-received deduction). As a result, the effective tax rate reflected in the financial statements may differ from the statutory rate reflected in the tax return. Those differences that are reported in different years for book and tax purposes are temporary and will reverse over time (e.g., the valuation of future policy benefits). These temporary differences are accounted for in the intervening periods as deferred tax assets and liabilities. Deferred tax assets generally represent revenue that is taxable before it is recognized in financial income and expenses that are deductible after they are recognized in financial income. Deferred tax liabilities generally represent revenues that are taxable after they are recognized in financial income or expenses or losses that are deductible before they are recognized in financial income. Components of accumulated other comprehensive income (loss) ("AOCI") are presented net of tax, and it is the Company's policy to use the aggregate portfolio approach to clear the disproportionate tax effects that remain in AOCI as a result of tax rate changes and certain other events. Under the aggregate portfolio approach, disproportionate tax effects are cleared only when the portfolio of investments that gave rise to the deferred tax item is sold or otherwise disposed of in its entirety.

The application of GAAP requires the Company to evaluate the recoverability of the Company's deferred tax assets and establish a valuation allowance, if necessary, to reduce the Company's deferred tax assets to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company may consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets;

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company's liability for income taxes includes the liability for unrecognized tax benefits which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations expires. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards, the statute of limitations does not close until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 19, Income Taxes, for additional information regarding income taxes.

Variable Interest Entities

The Company holds certain investments in entities in which its ownership interests could possibly be considered variable interests under Topic 810 of the FASB ASC (excluding debt and equity securities held as trading, available-for-sale, or held-to-maturity). The Company reviews the characteristics of each of these applicable entities and compares those characteristics to applicable criteria to determine whether the entity is a Variable Interest Entity ("VIE"). If the entity is determined to be a VIE, the Company then performs a detailed review to determine whether the interest would be considered a variable interest under the guidance. The Company then performs a qualitative review of all variable interests with the entity and determines whether the Company is the primary beneficiary. ASC 810 provides that an entity is the primary beneficiary of a VIE if the entity has 1) the power to direct the activities of the VIE that most significantly impact the VIE's economic performance, and 2) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. For more information on the Company's investment in a VIE refer to Note 5, Investment Operations, to the consolidated financial statements.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Policyholder Liabilities, Revenues, and Benefits Expense

Future Policy Benefits and Claims

Future policy benefit liabilities for the year indicated are as follows:

	As of December 31,
	2018	2017	2018	2017
	Total Policy Liabilities and Accruals		Reinsurance Receivable
	(Dollars In Thousands)
Life and annuity benefit reserves	$40,883,229	$29,972,938	$3,573,500	$3,885,546
Unpaid life claim liabilities	654,077	595,188	383,620	362,833
Life and annuity future policy benefits	41,537,306	30,568,126	3,957,120	4,248,379
Other policy benefits reserves	142,855	157,101	80,688	92,330
Other policy benefits unpaid claim liabilities	220,457	231,565	175,591	185,366
Future policy benefits and claims and associated reinsurance receivable	41,900,618	30,956,792	4,213,399	4,526,075
Unearned premiums	769,620	751,130	272,630	274,816
Total policy liabilities and accruals and associated reinsurance receivable	$42,670,238	$31,707,922	$4,486,029	$4,800,891

Liabilities for life and annuity benefit reserves consist of liabilities for traditional life insurance, cash values associated with universal life insurance, immediate annuity benefit reserves, and other benefits associated with life and annuity benefits. The unpaid life claim liabilities consist of current pending claims as well as an estimate of incurred but not reported life insurance claims.

Other policy benefit reserves consist of certain health insurance policies that are in runoff. The unpaid claim liabilities associated with other policy benefits includes current pending claims, the present value of estimated future claim payments for policies currently receiving benefits and an estimate of claims incurred but not yet reported.

Traditional Life, Health, and Credit Insurance Products

Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits, and they include whole life insurance policies, term and term-like life insurance policies, limited payment life insurance policies, and certain annuities with life contingencies. In accordance with ASC 805, the liabilities for future policy benefits on traditional life insurance products, when combined with the associated VOBA, were recorded at fair value on the date of the Merger. These values were computed using assumptions that include interest rates, mortality, lapse rates, expense estimates, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation.

Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions on December 31, 2018, range from approximately 2.00% to 5.50%. The liability for future policy benefits

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

and claims on traditional life, health, and credit insurance products includes estimated unpaid claims that have been reported to us and claims incurred but not yet reported. Policy claims are charged to expense in the period in which the claims are incurred.

Traditional life insurance premiums are recognized as revenue when due. Health and credit insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of DAC and VOBA. Gross premiums in excess of net premiums related to immediate annuities are deferred and recognized over the life of the policy.

Universal Life and Investment Products

Universal life and investment products include universal life insurance, guaranteed investment contracts, guaranteed funding agreements, deferred annuities, and annuities without life contingencies. Premiums and policy fees for universal life and investment products consist of fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. Such fees are recognized when assessed and earned. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest rates credited to universal life products ranged from 1.0% to 8.75% and investment products ranged from 0.19% to 11.25% in 2018.

The Company establishes liabilities for fixed indexed annuity ("FIA") products. These products are deferred fixed annuities with a guaranteed minimum interest rate plus a contingent return based on equity market performance. The FIA product is considered a hybrid financial instrument under the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC" or "Codification") Topic 815 — Derivatives and Hedging which allows the Company to make the election to value the liabilities of these FIA products at fair value. This election was made for the FIA products issued prior to 2010 as the policies were issued. These products are no longer being marketed. The future changes in the fair value of the liability for these FIA products are recorded in Benefit and settlement expenses with the liability being recorded in Annuity account balances. For more information regarding the determination of fair value of annuity account balances please refer to Note 6, Fair Value of Financial Instruments. Premiums and policy fees for these FIA products consist of fees that have been assessed against the policy account balances for surrenders. Such fees are recognized when assessed and earned.

The Company currently markets a deferred fixed annuity with a guaranteed minimum interest rate plus a contingent return based on equity market performance and the products are considered hybrid financial instruments under the FASB's ASC Topic 815 — Derivatives and Hedging. The Company did not elect to value these FIA products at fair value. As a result, the Company accounts for the provision that provides for a contingent return based on equity market performance as an embedded derivative. The embedded derivative is bifurcated from the host contract and recorded at fair value in Other liabilities. Changes in the fair value of the embedded derivative are recorded in Realized investment gains (losses) — Derivative financial instruments. For more information regarding the determination of

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

fair value of the FIA embedded derivative refer to Note 6, Fair Value of Financial Instruments. The host contract is accounted for as a UL — Type insurance contract in accordance with ASC Topic 944 — Financial Services-Insurance and is recorded in Annuity account balances with any discount to the minimum account value being accrued using the effective yield method.

The Company markets universal life products with a guaranteed minimum interest rate plus a contingent return based on equity market performance and the products are considered hybrid financial instruments under the FASB's ASC Topic 815 — Derivatives and Hedging. The Company did not elect to value these indexed universal life ("IUL") products at fair value prior to the Merger date. As a result, the Company accounts for the provision that provides for a contingent return based on equity market performance as an embedded derivative. The embedded derivative is bifurcated from the host contract and recorded at fair value in Other liabilities. Changes in the fair value of the embedded derivative are recorded in Realized investment gains (losses) — Derivative financial instruments. For more information regarding the determination of fair value of the IUL embedded derivative refer to Note 6, Fair Value of Financial Instruments. The host contract is accounted for as a debt instrument in accordance with ASC Topic 944 — Financial Services — Insurance and is recorded in Future policy benefits and claims with any discount to the minimum account value being accreted using the effective yield method. Benefits and settlement expenses include accrued interest and benefit claims incurred during the period.

The Company's accounting policies with respect to variable universal life ("VUL") and VA are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at fair value and reported as components of assets and liabilities related to separate accounts.

The Company establishes liabilities for guaranteed minimum death benefits ("GMDB") on its VA products. The methods used to estimate the liabilities employ assumptions about mortality and the performance of equity markets. The Company assumes age-based mortality from the Ruark 2015 ALB table adjusted for company experience. Future declines in the equity market would increase the Company's GMDB liability. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. Our GMDB, as of December 31, 2018, are subject to a dollar-for-dollar reduction upon withdrawal of related annuity deposits on contracts issued prior to January 1, 2003. The Company reinsures certain risks associated with the GMDB to Shades Creek. As of December 31, 2018, the GMDB reserve, including the impact of reinsurance, was $34.7 million.

Property and Casualty Insurance Products

Property and casualty insurance products include service contract business, surety bonds, and guaranteed asset protection ("GAP"). Premiums and fees associated with service contracts and GAP products are recognized based on expected claim patterns. For all other products, premiums are generally recognized over the terms of the contract on a pro-rata basis. Commissions and fee income associated with other products are recognized as earned when the related services are provided to the customer. Unearned premium reserves are maintained for the portion of the premiums that is related to the unexpired period of the policy. Benefit reserves are recorded when insured events occur. Benefit reserves include case basis reserves for known but unpaid claims as of the balance sheet date as well as incurred but not reported ("IBNR") reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date. The case basis reserves and IBNR are calculated based on historical experience and on assumptions relating to claim severity and

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

frequency, the level of used vehicle prices, and other factors. These assumptions are modified as necessary to reflect anticipated trends.

Effective January 1, 2018, the Company adopted Accounting Standards Update ("ASU") No. 2014-09, Revenue from Contracts with Customers. In consideration of the amendments in this Update, the Company revised its recognition pattern for administrative fees associated with certain vehicle service and GAP products. Previously, these fees were recognized based on the work effort involved in satisfying the Company's contract obligations. The Company will recognize these fees on a claims occurrence basis in future periods. To reflect this change in accounting principle, the Company recorded a cumulative effect adjustment as of January 1, 2018 that resulted in a decrease in retained earnings of $90.0 million. The pre-tax impact to each affected line item on the Company's financial statements is reflected in the table below:

	As of December 31, 2018
	As Reported	Previous Accounting Method
	(Dollars In Millions)
Financial Statement Line Item:
Balance Sheet
Deferred policy acquisition costs and value of business acquired	$3,026.3	$2,887.3
Other liabilities	$1,939.7	$1,683.3
	For The Year Ended December 31, 2018
	As Reported	Previous Accounting Method
	(Dollars In Millions)
Financial Statement Line Item:
Statements of Income
Other income	$321.0	$322.1
Amortization of deferred policy acquisition costs and value of business acquired	$226.1	$178.1
Other operating expenses, net of reinsurance ceded	$774.1	$825.1

Reinsurance

The Company uses reinsurance extensively in certain of its segments and accounts for reinsurance and the recognition of the impact of reinsurance costs in accordance with the ASC Financial Services — Insurance Topic. The following summarizes some of the key aspects of the Company's accounting policies for reinsurance.

Reinsurance Accounting Methodology — Ceded premiums of the Company's traditional life insurance products are treated as an offset to direct premium and policy fee revenue and are recognized when due to the assuming company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable financial reporting period. Expense allowances paid by the assuming companies which are allocable to the current period are treated as an offset to other operating expenses. Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the "ultimate" or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances representing recovery of acquisition costs is treated as an offset to direct amortization of DAC or VOBA. Amortization of deferred expense allowances is calculated as a level percentage of expected premiums in all durations given expected future lapses and mortality and accretion due to interest.

The Company utilizes reinsurance on certain short duration insurance contracts (primarily issued through the Asset Protection segment). As part of these reinsurance transactions the Company receives reinsurance allowances which reimburse the Company for acquisition costs such as commissions and premium taxes. A ceding fee is also collected to cover other administrative costs and profits for the Company. As a component of reinsurance costs, reinsurance allowances are accounted for in accordance with the relevant provisions of ASC Financial Services — Insurance Topic, which state that reinsurance costs should be amortized over the contract period of the reinsurance if the contract is short-duration. Accordingly, reinsurance allowances received related to short-duration contracts are capitalized and charged to expense in proportion to premiums earned. Ceded unamortized acquisition costs are netted with direct unamortized acquisition costs in the balance sheet.

Ceded premiums and policy fees on the Company's fixed universal life ("UL"), VUL, bank-owned life insurance ("BOLI"), and annuity products reduce premiums and policy fees recognized by the Company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis. Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable valuation period.

Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the "ultimate" or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances are amortized based on future expected gross profits. Assumptions regarding mortality, lapses, and interest rates are continuously reviewed and may be periodically changed. These changes will result in "unlocking" that changes the balance in the ceded deferred acquisition cost and can affect the amortization of DAC and VOBA. Ceded unearned revenue liabilities are also amortized based on expected gross profits. Assumptions are based on the best current estimate of expected mortality, lapses and interest spread.

The Company has also assumed certain policy risks written by other insurance companies through reinsurance agreements. Premiums and policy fees as well as Benefits and settlement expenses include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Assumed reinsurance is accounted for in accordance with ASC Financial Services — Insurance Topic.

Reinsurance Allowances — Long-Duration Contracts — Reinsurance allowances are intended to reimburse the ceding company for some portion of the ceding company's commissions, expenses, and taxes. The amount and timing of reinsurance allowances (both first year and renewal allowances) are contractually determined by the applicable reinsurance contract and do not necessarily bear a

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

relationship to the amount and incidence of expenses actually paid by the ceding company in any given year.

Ultimate reinsurance allowances are defined as the lowest allowance percentage paid by the reinsurer in any policy duration over the lifetime of a universal life policy (or through the end of the level term period for a traditional life policy). Ultimate reinsurance allowances are determined during the negotiation of each reinsurance agreement and will differ between agreements.

The Company determines its "cost of reinsurance" to include amounts paid to the reinsurer (ceded premiums) net of amounts reimbursed by the reinsurer (in the form of allowances). As noted within ASC Financial Services — Insurance Topic, "The difference, if any, between amounts paid for a reinsurance contract and the amount of the liabilities for policy benefits relating to the underlying reinsured contracts is part of the estimated cost to be amortized". The Company's policy is to amortize the cost of reinsurance over the life of the underlying reinsured contracts (for long-duration policies) in a manner consistent with the way in which benefits and expenses on the underlying contracts are recognized. For the Company's long-duration contracts, it is the Company's practice to defer reinsurance allowances as a component of the cost of reinsurance and recognize the portion related to the recovery of acquisition costs as a reduction of applicable unamortized acquisition costs in such a manner that net acquisition costs are capitalized and charged to expense in proportion to net revenue recognized. The remaining balance of reinsurance allowances are included as a component of the cost of reinsurance and those allowances which are allocable to the current period are recorded as an offset to operating expenses in the current period consistent with the recognition of benefits and expenses on the underlying reinsured contracts. This practice is consistent with the Company's practice of capitalizing direct expenses (e.g. commissions), and results in the recognition of reinsurance allowances on a systematic basis over the life of the reinsured policies on a basis consistent with the way in which acquisition costs on the underlying reinsured contracts would be recognized. In some cases reinsurance allowances allocable to the current period may exceed non-deferred direct costs, which may cause net other operating expenses (related to specific contracts) to be negative.

Amortization of Reinsurance Allowances — Reinsurance allowances do not affect the methodology used to amortize DAC and VOBA, or the period over which such DAC and VOBA are amortized. Reinsurance allowances offset the direct expenses capitalized, reducing the net amount that is capitalized. DAC and VOBA on traditional life policies are amortized based on the pattern of estimated gross premiums of the policies in force. Reinsurance allowances do not affect the gross premiums, so therefore they do not impact traditional life amortization patterns. DAC and VOBA on universal life products are amortized based on the pattern of estimated gross profits of the policies in force. Reinsurance allowances are considered in the determination of estimated gross profits, and therefore do impact amortization patterns.

Reinsurance Assets and Liabilities — Claim liabilities and policy benefits are calculated consistently for all policies, regardless of whether or not the policy is reinsured. Once the claim liabilities and policy benefits for the underlying policies are estimated, the amounts recoverable from the reinsurers are estimated based on a number of factors including the terms of the reinsurance contracts, historical payment patterns of reinsurance partners, and the financial strength and credit worthiness of reinsurance partners and recorded as Reinsurance receivables on the balance sheet. The reinsurance

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

receivables as of the Merger date, were recorded in the balance sheet using current accounting policies and the most current assumptions. As of the Merger date, the Company also calculated the ceded VOBA associated with the reinsured policies. The reinsurance receivables combined with the associated ceded VOBA represent the fair value of the reinsurance assets as of the Merger date.

Liabilities for unpaid reinsurance claims are produced from claims and reinsurance system records, which contain the relevant terms of the individual reinsurance contracts. The Company monitors claims due from reinsurers to ensure that balances are settled on a timely basis. Incurred but not reported claims are reviewed to ensure that appropriate amounts are ceded.

The Company analyzes and monitors the credit worthiness of each of its reinsurance partners to minimize collection issues. For newly executed reinsurance contracts with reinsurance companies that do not meet predetermined standards, the Company requires collateral such as assets held in trusts or letters of credit.

Components of Reinsurance Cost — The following income statement lines are affected by reinsurance cost:

Premiums and policy fees ("reinsurance ceded" on the Company's financial statements) represent consideration paid to the assuming company for accepting the ceding company's risks. Ceded premiums and policy fees increase reinsurance cost.

Benefits and settlement expenses include incurred claim amounts ceded and changes in ceded policy reserves. Ceded benefits and settlement expenses decrease reinsurance cost.

Amortization of deferred policy acquisition cost and VOBA reflects the amortization of capitalized reinsurance allowances representing recovery of acquisition costs. Ceded amortization decreases reinsurance cost.

Other expenses include reinsurance allowances paid by assuming companies to the Company less amounts representing recovery of acquisition costs. Reinsurance allowances decrease reinsurance cost.

The Company's reinsurance programs do not materially impact the other income line of the Company's income statement. In addition, net investment income generally has no direct impact on the Company's reinsurance cost. However, it should be noted that by ceding business to the assuming companies, the Company forgoes investment income on the reserves ceded to the assuming companies. Conversely, the assuming companies will receive investment income on the reserves assumed which will increase the assuming companies' profitability on business assumed from the Company.

Accounting Pronouncements Recently Adopted

ASU No. 2014-09 — Revenue from Contracts with Customers (Topic 606). This Update provides for significant revisions to the recognition of revenue from contracts with customers across various industries. Under the new guidance, entities are required to apply a prescribed 5-step process to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The accounting for revenues associated with insurance products is not within the scope of this Update. The Update was

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

originally effective for annual and interim periods beginning after December 15, 2016. However, in August 2015, the FASB issued ASU No. 2015-14 — Revenues from Contracts with Customers: Deferral of the Effective Date, to defer the effective date of ASU No. 2014-09 by one year to annual and interim periods beginning after December 15, 2017. The Company adopted this Update using the modified retrospective approach via a cumulative effect adjustment to retained earnings as of January 1, 2018. The amendments in the Update, along with clarifying updates issued subsequent to ASU 2014-09, impacted some of the Company's smaller lines of business, specifically revenues at the Company's affiliated broker dealers and insurance agency, and certain revenues associated with the Company's Asset Protection products. The lines of business to which the revised guidance applies are not material to the Company's financial statements. In consideration of the amendments in this Update, the Company revised its recognition pattern for administrative fees associated with certain vehicle service and GAP products. Previously, these fees were recognized based on the work effort involved in satisfying the Company's contract obligations. The Company will recognize these fees on a claims occurrence basis in future periods. To reflect this change in accounting principle, the Company recorded a cumulative effect adjustment as of January 1, 2018 that resulted in a decrease in retained earnings of $90.0 million. The Company also implemented minor changes to its accounting and disclosures with respect to the lines of business referenced above to ensure compliance with the revised guidance. See above for additional discussion.

ASU No. 2016-01 — Financial Instruments — Recognition and Measurement of Financial Assets and Financial Liabilities. The amendments in this Update address certain aspects of recognition, measurement, presentation, and disclosure of financial instruments. Most notably, the Update requires that equity investments (except those accounted for under the equity method of accounting or those that result in consolidation of the investee) be measured at fair value with changes in fair value recognized in net income. The Update also introduces a single-step impairment model for equity investments without a readily determinable fair value. Additionally, the Update requires changes in instrument-specific credit risk for fair value option liabilities to be recorded in other comprehensive income. The amendments in this Update were effective the interim periods beginning after December 15, 2017 and were applied on a modified retrospective basis. The Company recorded a cumulative-effect adjustment at the date of adoption, January 1, 2018, transferring unrealized gains and losses on available-for-sale equity securities to retained earnings from accumulated other comprehensive income. The impact of this adjustment, net of income tax, resulted in a $10.6 million increase to retained earnings and a corresponding decrease to accumulated other comprehensive income, resulting in no net impact to consolidated shareowner's equity. The Company has updated its disclosures in Note 5, Investment Operations and Note 6, Fair Value of Financial Instruments in accordance with the ASU.

ASU No. 2016-15 — Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments. The amendments in this Update are intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. Specific transactions addressed in the new guidance include: Debt prepayment/extinguishment costs, contingent consideration payments, proceeds from the settlement of corporate-owned life insurance policies, and distributions received from equity method investments. The Update does not introduce any new accounting or financial reporting requirements, and was effective for the interim periods beginning after December 15, 2017 using the retrospective method. There was no financial impact.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

ASU No. 2016-18 — Statement of Cash Flows (Topic 230): Restricted Cash (a consensus of the FASB Emerging Task Force). The amendments in this update provide guidance on the presentation of restricted cash or restricted cash equivalents in the statement of cash flows, thereby reducing diversity in practice related to the presentation of these amounts. The amendments require that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. The Update is effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. There was no impact to the Company on adoption.

ASU No. 2017-01 — Business Combinations (Topic 805): Clarifying the Definition of a Business. The purpose of this update is to clarify the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The amendments in the Update provide a specific test by which an entity may determine whether an acquisition involves a set of assets or a business. The amendments in the Update are to be applied prospectively for periods beginning after December 15, 2017. The Company has reviewed the revised requirements, and does not anticipate that the changes will impact its policies or recent conclusions related to its acquisition activities.

ASU No. 2017-07 — Compensation — Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. The amendments in this update require entities to disaggregate the current-service-cost component from other components of net benefit cost and present it with other current compensation costs in the income statement. The other components of net benefit cost must be presented outside of income from operations if that subtotal is presented. In addition, the Update requires entities to disclose the income statement lines that contain the other components if they are not presented on appropriately described separate lines. The amendments in this update are effective for interim and annual periods beginning after December 15, 2017. As provided for in the ASU, the Company applied the provisions of the statement retrospectively for components of net periodic pension costs and prospectively for capitalization of the service costs component of net periodic costs and net periodic postretirement benefits. The Update did not impact the Company's financial position, results of operations, or current disclosures.

Accounting Pronouncements Not Yet Adopted

ASU No. 2016-02 — Leases. The amendments in this Update address certain aspects of recognition, measurement, presentation, and disclosure of leases. The most significant change will relate to the accounting model used by lessees. The Update will require all leases with terms greater than 12 months to be recorded on the balance sheet in the form of a lease asset and liability. The lease asset and liability will be measured at the present value of the minimum lease payments less any upfront payments or fees. The amendments in the Update are effective for annual and interim periods beginning after December 15, 2018 on a modified retrospective basis. The Company expects to record a cumulative effect adjustment as of the date of adoption, January 1, 2019, establishing a right of use asset and lease liability of $21.5 million on its consolidated balance sheet to be reflected in the property and equipment and other liabilities line items, respectively. The Company will make updates to its disclosures in the first quarter in order to comply with the new guidance.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

ASU No. 2017-08 — Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in this Update require that premiums on callable debt securities be amortized to the first call date. This is a change from current guidance, under which premiums are amortized to the maturity date of the security. The amendments are effective for annual and interim periods beginning after December 15, 2018. The Company recorded a cumulative effect adjustment as of the adoption date, January 1, 2019, resulting in a $50.8 million reduction to retained earnings, net of income tax.

ASU No. 2017-12 — Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities. The amendments in this Update are designed to permit hedge accounting to be applied to a broader range of hedging strategies as well as to more closely align hedge accounting and risk management objectives. Specific provisions include requiring changes in the fair value of a hedging instrument be recorded in the same income statement line as the hedged item when it affects earnings. There was no impact to the Company on adoption.

ASU No. 2016-13 — Financial Instruments-Credit Losses: Measurement of Credit Losses on Financial Instruments. The amendments in this Update introduce a new current expected credit loss ("CECL") model for certain financial assets, including mortgage loans and reinsurance receivables. The new model will not apply to debt securities classified as available-for-sale. For assets within the scope of the new model, an entity will recognize as an allowance against earnings its estimate of the contractual cash flows not expected to be collected on day one of the asset's acquisition. The allowance may be reversed through earnings if a security recovers in value. This differs from the current impairment model, which requires recognition of credit losses when they have been incurred and recognizes a security's subsequent recovery in value in other comprehensive income. The Update also makes targeted changes to the current impairment model for available-for-sale debt securities, which comprise the majority of the Company's invested assets. Similar to the CECL model, credit loss impairments will be recorded in an allowance against earnings that may be reversed for subsequent recoveries in value. The amendments in this Update are effective for annual and interim periods beginning after December 15, 2019 on a modified retrospective basis. The Company is reviewing its policies and processes to ensure compliance with the requirements in this Update, upon adoption, and assessing the impact this standard will have on its operations and financial results.

ASU No. 2018-12 — Financial Services — Insurance (Topic 944): Targeted Improvements to Accounting for Long-Duration Contracts. The amendments in this Update are designed to make improvements to the existing recognition, measurement, presentation, and disclosure requirements for certain long-duration contracts issued by an insurance company. The new amendments require insurance entities to provide a more current measure of the liability for future policy benefits for traditional and limited-payment contracts by regularly refining the liability for actual past experience and updated future assumptions. This differs from current requirements where assumptions are locked-in at contract issuance for these contract types. In addition, the updated liability will be discounted using an upper-medium grade (low-credit-risk) fixed income instrument yield that reflects the characteristics of the liability which differs from currently used rates based on the invested assets supporting the liability. In addition, the amendments introduce new requirements to assess market-based insurance contract options and guarantees for Market Risk Benefits and measure them at fair value. This Update also requires insurance entities to amortize deferred acquisition costs on a constant-level basis over the expected life of the contract. Finally this Update requires new disclosures including liability

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

rollforwards and information about significant inputs, judgements, assumptions, and methods used in the measurement. The amendments in this Update are effective for annual and interim periods beginning after December 15, 2020 with early adoption permitted. The Company is currently reviewing its policies, processes, and applicable systems to determine the impact this standard will have on its operations and financial results.

3.  SIGNIFICANT TRANSACTIONS

On May 1, 2018, The Lincoln National Life Insurance Company ("Lincoln Life") completed the acquisition (the "Closing") of Liberty Mutual Group Inc.'s ("Liberty Mutual") Group Benefits Business and Individual Life and Annuity Business (the "Life Business") through the acquisition of all of the issued and outstanding capital stock of Liberty Life Assurance Company of Boston ("Liberty"). In connection with the Closing and pursuant to the Master Transaction Agreement, dated January 18, 2018 (the "Master Transaction Agreement"), previously reported in PLC's Current Report on Form 8-K filed on January 23, 2018, the Company and Protective Life and Annuity Insurance Company ("PLAIC"), a wholly owned subsidiary, entered into reinsurance agreements (the "Reinsurance Agreements") and related ancillary documents (including administrative services agreements and transition services agreements) providing for the reinsurance and administration of the Life Business.

Pursuant to the Reinsurance Agreements, Liberty ceded to the Company and PLAIC the insurance policies related to the Life Business on a 100% coinsurance basis. The aggregate ceding commission for the reinsurance of the Life Business was $422.4 million, which is the purchase price. Other than cash received as part of the acquired Liberty investment portfolio as reflected in "amounts received from reinsurance transaction" in the Consolidated Condensed Statement of Cash Flows and as reflected in the table below, this was a non-cash transaction.

All policies issued in states other than New York were ceded to the Company under a reinsurance agreement between Liberty and the Company, and all policies issued in New York were ceded to PLAIC under a reinsurance agreement between Liberty and PLAIC. The aggregate statutory reserves of Liberty ceded to the Company and PLAIC as of the closing of the Transaction were approximately $13.2 billion, which amount was based on initial estimates and is subject to adjustment following the Closing. Pursuant to the terms of the Reinsurance Agreements, each of the Company and PLAIC are required to maintain assets in trust for the benefit of Liberty to secure their respective obligations to Liberty under the Reinsurance Agreements. The trust accounts were initially funded by each of the Company and PLAIC principally with the investment assets that were received from Liberty. Additionally, the Company and PLAIC have each agreed to provide, on behalf of Liberty, administration and policyholder servicing of the Life Business reinsured by it pursuant to administrative services agreements between Liberty and each of the Company and PLAIC.

The terms of the Reinsurance Agreements resulted in an acquisition of the Life Business by the Company in accordance with ASC Topic 805, Business Combinations.

The following table details the purchase consideration and preliminary allocation of assets acquired and liabilities assumed from the Life Business reinsurance transaction as of the transaction date. These estimates remain preliminary and are subject to adjustment. While they are not expected to be

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  SIGNIFICANT TRANSACTIONS — (Continued)

materially different than those shown, any material adjustments to the estimates will be reflected, retroactively, as of the date of the acquisition.

Fair Value As of May 1, 2018
(Dollars in Thousands)
Assets
Fixed maturities	$12,588,512
Mortgage loans	435,405
Policy loans	131,489
Total investments	13,155,406
Cash	38,456
Accrued investment income	152,030
Reinsurance receivables	272
Value of business acquired	336,862
Other assets	916
Total assets	$13,683,942
Liabilities
Future policy benefits and claims	$11,747,501
Unearned premiums	—
Total policy liabilities and accruals	11,747,501
Annuity account balances	1,823,444
Other policyholders' funds	41,936
Other liabilities	71,061
Total liabilities	13,683,942
Net assets acquired	$—

The following unaudited pro forma condensed consolidated results of operations assumes that the aforementioned transactions of the Life Business were completed as of January 1, 2017. The unaudited pro forma condensed results of operations are presented solely for information purposes and are not necessarily indicative of the consolidated condensed results of operations that might have been achieved had the transaction been completed as of the date indicated:

	Unaudited For The Year Ended December 31,
	2018	2017
	(Dollars In Thousands)
Revenue	$5,082,755	$5,548,132
Net income	240,071	1,309,876

The amount of revenue and income before income tax of the Life Business since the transaction date, May 1, 2018, included in the consolidated statements of income for the year ended December 31,

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  SIGNIFICANT TRANSACTIONS — (Continued)

2018, amounted to $578.0 million and $49.8 million. Also, included in the income before income tax for the year ended December 31, 2018, is approximately $5.5 million of non-recurring transaction costs.

4.  MONY CLOSED BLOCK OF BUSINESS

In 1998, MONY Life Insurance Company ("MONY") converted from a mutual insurance company to a stock corporation ("demutualization"). In connection with its demutualization, an accounting mechanism known as a closed block (the "Closed Block") was established for certain individuals' participating policies in force as of the date of demutualization. Assets, liabilities, and earnings of the Closed Block are specifically identified to support its participating policyholders. The Company acquired the Closed Block in conjunction with the acquisition of MONY in 2013.

Assets allocated to the Closed Block inure solely to the benefit of each Closed Block's policyholders and will not revert to the benefit of MONY or the Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of MONY's general account, any of MONY's separate accounts or any affiliate of MONY without the approval of the Superintendent of The New York State Department of Financial Services (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the general account.

The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) at the acquisition date of October 1, 2013, represented the estimated maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. In connection with the acquisition of MONY, the Company developed an actuarial calculation of the expected timing of MONY's Closed Block's earnings as of October 1, 2013. Pursuant to the acquisition of the Company by Dai-ichi Life, this actuarial calculation of the expected timing of MONY's Closed Block earnings was recalculated and reset as February 1, 2015, along with the establishment of a policyholder dividend obligation as of such date.

If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in the Company's net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend, unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

Many expenses related to Closed Block operations, including amortization of VOBA, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  MONY CLOSED BLOCK OF BUSINESS — (Continued)

Summarized financial information for the Closed Block as of December 31, 2018 and December 31, 2017 and is as follows:

	As of December 31,
	2018	2017
	(Dollars In Thousands)
Closed block liabilities
Future policy benefits, policyholders' account balances and other policyholder liabilities	$5,679,732	$5,791,867
Policyholder dividend obligation	—	160,712
Other liabilities	22,505	30,764
Total closed block liabilities	5,702,237	5,983,343
Closed block assets
Fixed maturities, available-for-sale, at fair value	4,257,437	4,669,856
Mortgage loans on real estate	75,838	108,934
Policy loans	672,213	700,769
Cash and other invested assets	116,225	31,182
Other assets	136,388	122,637
Total closed block assets	5,258,101	5,633,378
Excess of reported closed block liabilities over closed block assets	444,136	349,965
Portion of above representing accumulated other comprehensive income:
Net unrealized investments gains (losses) net of policyholder dividend obligation: $(141,128) and $(13,429); and net of income tax: $61,676 and $2,820	(120,528)	—
Future earnings to be recognized from closed block assets and closed block liabilities	$323,608	$349,965

Reconciliation of the policyholder dividend obligation is as follows:

	For The Year Ended December 31,
	2018	2017
	(Dollars In Thousands)
Policyholder dividend obligation, beginning balance	$160,712	$31,932
Applicable to net revenue (losses)	(33,014)	(55,241)
Change in net unrealized investment gains (losses) allocated to policyholder dividend obligation	(127,698)	184,021
Policyholder dividend obligation, ending balance	$—	$160,712

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  MONY CLOSED BLOCK OF BUSINESS — (Continued)

Closed Block revenues and expenses were as follows:

	For The Year Ended December 31,
	2018	2017	2016
	(Dollars In Thousands)
Revenues
Premiums and other income	$171,117	$180,097	$189,700
Net investment income	202,282	203,964	211,175
Net investment gains	(1,970)	910	1,524
Total revenues	371,429	384,971	402,399
Benefits and other deductions
Benefits and settlement expenses	337,352	335,200	353,488
Other operating expenses	714	1,940	2,804
Total benefits and other deductions	338,066	337,140	356,292
Net revenues before income taxes	33,363	47,831	46,107
Income tax expense	7,006	27,718	16,137
Net revenues	$26,357	$20,113	$29,970

5.  INVESTMENT OPERATIONS

Major categories of net investment income are summarized as follows:

	For The Year Ended December 31,
	2018	2017	2016
	(Dollars In Thousands)
Fixed maturities	$2,043,183	$1,610,768	$1,547,346
Equity securities	35,282	40,506	38,838
Mortgage loans	322,206	298,387	270,749
Investment real estate	1,778	2,405	2,152
Short-term investments	103,676	114,280	99,979
	2,506,125	2,066,346	1,959,064
Other investment expenses	167,223	143,290	135,601
Net investment income	$2,338,902	$1,923,056	$1,823,463

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENT OPERATIONS — (Continued)

Net realized investment gains (losses) for all other investments are summarized as follows:

	For The Year Ended December 31,
	2018	2017	2016
	(Dollars In Thousands)
Fixed maturities	$9,851	$12,783	$32,183
Equity gains and losses(1)	(49,275)	(2,330)	92
Impairments	(29,724)	(9,112)	(17,748)
Modco trading portfolio	(185,900)	119,206	67,583
Other investments	2,048	(8,572)	(9,228)
Total realized gains (losses) — investments	$(253,000)	$111,975	$72,882

(1)  Beginning January 1, 2018, all changes in the fair market value of equity securities are recorded as a realized gain (loss) as a result of the adoption of ASU No. 2016-01.

Gross realized gains and gross realized losses on investments available-for-sale (fixed maturities and short-term investments) are as follows:

	For The Year Ended December 31,
	2018	2017	2016
	(Dollars In Thousands)
Gross realized gains	$28,034	$18,868	$42,058
Gross realized losses
Impairments losses	$(29,724)	$(9,112)	$(17,748)
Other realized losses	$(18,183)	$(8,257)	$(9,783)

The chart below summarizes the fair value (proceeds) and the gains/losses realized on securities the Company sold that were in an unrealized gain position and an unrealized loss position.

	For The Year Ended December 31,
	2018	2017	2016
	(Dollars In Thousands)
Securities in an unrealized gain position:
Fair value (proceeds)	$1,291,826	$879,181	$1,194,808
Gains realized	$28,034	$18,868	$42,058
Securities in an unrealized loss position(1):
Fair value (proceeds)	$472,371	$185,157	$85,835
Losses realized	$(18,183)	$(8,257)	$(9,783)

(1)  The Company made the decision to exit these holdings in conjunction with its overall asset liability management process.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENT OPERATIONS — (Continued)

The chart below summarizes the realized gains (losses) on equity securities sold during the period and equity securities still held at the reporting date.

For The Year Ended December 31, 2018
(Dollars In Thousands)
Net gains (losses) recognized during the period on equity securities	$(49,275)
Less: net gains (losses) recognized on equity securities sold during the period	$(6,165)
Gains (losses) recognized during the period on equity securities still held	$(43,110)

The amortized cost and fair value of the Company's investments classified as available-for-sale are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Total OTTI Recognized in OCI(1)
	(Dollars In Thousands)
As of December 31, 2018
Fixed maturities:
Residential mortgage-backed securities	$3,641,678	$23,248	$(61,935)	$3,602,991	$(18)
Commercial mortgage-backed securities	2,319,476	3,911	(57,000)	2,266,387	—
Other asset-backed securities	1,410,059	17,232	(35,398)	1,391,893	—
U.S. government-related securities	1,658,433	1,794	(45,722)	1,614,505	—
Other government-related securities	543,534	4,292	(33,790)	514,036	—
States, municipals, and political subdivisions	3,682,037	25,706	(118,902)	3,588,841	876
Corporate securities	38,467,380	112,438	(2,378,240)	36,201,578	(29,685)
Redeemable preferred stock	94,362	—	(11,560)	82,802	—
	51,816,959	188,621	(2,742,547)	49,263,033	(28,827)
Short-term investments	635,375	—	—	635,375	—
	$52,452,334	$188,621	$(2,742,547)	$49,898,408	$(28,827)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENT OPERATIONS — (Continued)

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Total OTTI Recognized in OCI(1)
	(Dollars In Thousands)
As of December 31, 2017
Fixed maturities:
Residential mortgage-backed securities	$2,321,811	$19,412	$(22,730)	$2,318,493	$41
Commercial mortgage-backed securities	1,885,109	4,931	(29,552)	1,860,488	—
Other asset-backed securities	1,234,376	20,936	(5,763)	1,249,549	—
U.S. government-related securities	1,255,244	185	(32,177)	1,223,252	—
Other government-related securities	280,780	9,401	(4,948)	285,233	—
States, municipals, and political subdivisions	1,770,299	16,959	(45,613)	1,741,645	(37)
Corporate securities	29,446,365	618,582	(527,401)	29,537,546	(2,563)
Redeemable preferred stock	94,362	232	(3,503)	91,091	—
	38,288,346	690,638	(671,687)	38,307,297	(2,559)
Equity securities	696,706	22,319	(8,771)	710,254	—
Short-term investments	470,883	—	—	470,883	—
	$39,455,935	$712,957	$(680,458)	$39,488,434	$(2,559)

(1)  These amounts are included in the gross unrealized gains and gross unrealized losses columns above.

The Company holds certain investments pursuant to certain modified coinsurance ("Modco") arrangements. The fixed maturities held as part of these arrangements are classified as trading securities. The fair value of the investments held pursuant to these Modco arrangements are as follows:

	As of December 31,
	2018	2017
	(Dollars In Thousands)
Fixed maturities:
Residential mortgage-backed securities	$241,836	$259,694
Commercial mortgage-backed securities	188,925	146,804
Other asset-backed securities	159,907	138,097
U.S. government-related securities	59,794	27,234
Other government-related securities	44,207	63,925
States, municipals, and political subdivisions	286,413	326,925
Corporate securities	1,423,833	1,698,183
Redeemable preferred stock	11,277	3,327
	2,416,192	2,664,189
Equity securities	9,892	5,244
Short-term investments	30,926	56,261
	$2,457,010	$2,725,694

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENT OPERATIONS — (Continued)

The amortized cost and fair value of available-for-sale and held-to-maturity fixed maturities as of December 31, 2018, by expected maturity, are shown below. Expected maturities of securities without a single maturity date are allocated based on estimated rates of prepayment that may differ from actual rates of prepayment.

	Available-for-sale		Held-to-maturity
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars In Thousands)		(Dollars In Thousands)
Due in one year or less	$1,121,731	$1,117,140	$—	$—
Due after one year through five years	9,255,369	9,102,884	—	—
Due after five years through ten years	9,037,543	8,790,872	—	—
Due after ten years	32,402,316	30,252,137	2,633,474	2,547,210
	$51,816,959	$49,263,033	$2,633,474	$2,547,210

The chart below summarizes the Company's other-than-temporary impairments of investments. All of the impairments were related to fixed maturities or equity securities.

	Fixed Maturities	Equity Securities	Total Securities
	(Dollars In Thousands)
For The Year Ended December 31, 2018
Other-than-temporary impairments	$(56,578)	$—	$(56,578)
Non-credit impairment losses recorded in other comprehensive income	26,854	—	26,854
Net impairment losses recognized in earnings	$(29,724)	$—	$(29,724)
For The Year Ended December 31, 2017
Other-than-temporary impairments	$(1,332)	$—	$(1,332)
Non-credit impairment losses recorded in other comprehensive income	(7,780)	—	(7,780)
Net impairment losses recognized in earnings	$(9,112)	$—	$(9,112)
For The Year Ended December 31, 2016
Other-than-temporary impairments	$(32,075)	$—	$(32,075)
Non-credit impairment losses recorded in other comprehensive income	14,327	—	14,327
Net impairment losses recognized in earnings	$(17,748)	$—	$(17,748)

There were no other-than-temporary impairments related to fixed maturities or equity securities that the Company intended to sell or expected to be required to sell for the years ended December 31, 2018, 2017, and 2016.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENT OPERATIONS — (Continued)

The following chart is a rollforward of available-for-sale credit losses on fixed maturities held by the Company for which a portion of an other-than-temporary impairment was recognized in other comprehensive income (loss):

	For The Year Ended December 31,
	2018	2017	2016
	(Dollars In Thousands)
Beginning balance	$3,268	$12,685	$22,761
Additions for newly impaired securities	24,858	734	14,876
Additions for previously impaired securities	12	3,175	2,063
Reductions for previously impaired securities due to a change in expected cash flows	—	(12,726)	(24,396)
Reductions for previously impaired securities that were sold in the current period	(3,270)	(600)	(2,619)
Ending balance	$24,868	$3,268	$12,685

The following table includes the gross unrealized losses and fair value of the Company's investments that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2018:

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Thousands)
Residential mortgage- backed securities	$1,485,009	$(31,302)	$795,765	$(30,633)	$2,280,774	$(61,935)
Commercial mortgage- backed securities	419,420	(7,398)	1,405,690	(49,602)	1,825,110	(57,000)
Other asset- backed securities	687,271	(30,963)	148,871	(4,435)	836,142	(35,398)
U.S. government- related securities	130,290	(4,668)	1,085,654	(41,054)	1,215,944	(45,722)
Other government- related securities	224,273	(15,207)	131,569	(18,583)	355,842	(33,790)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENT OPERATIONS — (Continued)

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Thousands)
States, municipalities, and political subdivisions	$1,004,262	$(27,180)	$1,129,152	$(91,722)	$2,133,414	$(118,902)
Corporate securities	18,225,656	(966,825)	12,824,024	(1,411,415)	31,049,680	(2,378,240)
Redeemable preferred stock	41,147	(4,467)	41,655	(7,093)	82,802	(11,560)
	$22,217,328	$(1,088,010)	$17,562,380	$(1,654,537)	$39,779,708	$(2,742,547)

RMBS and CMBS had gross unrealized losses greater than twelve months of $30.6 million and $49.6 million, respectively, as of December 31, 2018. Factors such as the credit enhancement within the deal structure, the average life of the securities, and the performance of the underlying collateral support the recoverability of these investments.

The other asset-backed securities have a gross unrealized loss greater than twelve months of $4.4 million as of December 31, 2018. This category predominately includes student-loan backed auction rate securities, the underlying collateral, of which is at least 97% guaranteed by the Federal Family Education Loan Program ("FFELP"). At this time, the Company has no reason to believe that the U.S. Department of Education would not honor the FFELP guarantee, if it were necessary.

The U.S. government-related securities and the other government-related securities had gross unrealized losses greater than twelve months of $41.1 million and $18.6 million as of December 31, 2018, respectively. These declines were related to changes in interest rates.

The states, municipalities, and political subdivisions categories had gross unrealized losses greater than twelve months of $91.7 million as of December 31, 2018. The aggregate decline in market value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered include credit ratings, the financial health of the issuer, the continued access of the issuer to capital markets, and other pertinent information.

The corporate securities category has gross unrealized losses greater than twelve months of $1.4 billion as of December 31, 2018. The aggregate decline in market value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered include credit ratings, the financial health of the issuer, the continued access of the issuer to capital markets, and other pertinent information.

As of December 31, 2018, the Company had a total of 4,005 positions that were in an unrealized loss position, but the Company does not consider these unrealized loss positions to be other-than-temporary. This is based on the aggregate factors discussed previously and because the Company has the ability and intent to hold these investments until the fair values recover, and the Company does not

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENT OPERATIONS — (Continued)

intend to sell or expect to be required to sell the securities before recovering the Company's amortized cost of the securities.

The following table includes the gross unrealized losses and fair value of the Company's investments that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2017:

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Thousands)
Residential mortgage- backed securities	$765,641	$(9,666)	$408,460	$(13,064)	$1,174,101	$(22,730)
Commercial mortgage- backed securities	750,643	(8,521)	779,086	(21,031)	1,529,729	(29,552)
Other asset-backed securities	86,506	(322)	134,316	(5,441)	220,822	(5,763)
U.S. government-related securities	94,110	(688)	1,072,232	(31,489)	1,166,342	(32,177)
Other government-related securities	24,830	(169)	115,294	(4,779)	140,124	(4,948)
States, municipalities, and political subdivisions	170,268	(1,738)	1,027,747	(43,875)	1,198,015	(45,613)
Corporate securities	5,026,417	(55,649)	10,947,027	(471,752)	15,973,444	(527,401)
Redeemable preferred stock	22,048	(1,120)	23,197	(2,383)	45,245	(3,503)
Equities	86,194	(1,400)	91,195	(7,371)	177,389	(8,771)
	$7,026,657	$(79,273)	$14,598,554	$(601,185)	$21,625,211	$(680,458)

RMBS and CMBS had gross unrealized losses greater than twelve months of $13.1 million and $21.0 million, respectively, as of December 31, 2017. Factors such as the credit enhancement within the deal structure, the average life of the securities, and the performance of the underlying collateral support the recoverability of these investments.

The other asset-backed securities have a gross unrealized loss greater than twelve months of $5.4 million as of December 31, 2017. This category predominately includes student-loan backed auction rate securities, the underlying collateral, of which is at least 97% guaranteed by the FFELP. At this time, the Company has no reason to believe that the U.S. Department of Education would not honor the FFELP guarantee, if it were necessary.

The U.S government-related securities and the other government-related securities had gross unrealized losses greater than twelve months $31.5 million and $4.8 million as of December 31, 2017, respectively. These declines were related to changes in interest rates.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENT OPERATIONS — (Continued)

The states, municipalities, and political subdivisions categories had gross unrealized losses greater than twelve months of $43.9 million as of December 31, 2017. These declines were related to changes in interest rates.

The corporate securities category has gross unrealized losses greater than twelve months of $471.8 million as of December 31, 2017. The aggregate decline in market value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered include credit ratings, the financial health of the issuer, the continued access of the issuer to capital markets, and other pertinent information.

As of December 31, 2018, the Company had securities in its available-for-sale portfolio which were rated below investment grade with a fair value of $1.6 billion and had an amortized cost of $1.8 billion. In addition, included in the Company's trading portfolio, the Company held $144.3 million of securities which were rated below investment grade. Approximately $262.8 million of the below investment grade securities held by the Company were not publicly traded.

The change in unrealized gains (losses), net of income tax, on fixed maturity and equity securities, classified as available-for-sale is summarized as follows:

	For The Year Ended December 31,
	2018	2017	2016
	(Dollars In Thousands)
Fixed maturities	$(2,032,573)	$1,083,865	$802,248

The amortized cost and fair value of the Company's investments classified as held-to-maturity as of December 31, 2018 and 2017, are as follows:

	Amortized Cost	Gross Unrecognized Holding Gains	Gross Unrecognized Holding Losses	Fair Value	Total OTTI Recognized in OCI
	(Dollars In Thousands)
As of December 31, 2018
Fixed maturities:
Securities issued by affiliates:
Red Mountain LLC	$750,474	$—	$(81,657)	$668,817	$—
Steel City LLC	1,883,000	—	(4,607)	1,878,393	—
	$2,633,474	$—	$(86,264)	$2,547,210	$—
As of December 31, 2017
Fixed maturities:
Securities issued by affiliates:
Red Mountain LLC	$704,904	$—	$(19,163)	$685,741	$—
Steel City LLC	2,014,000	76,586	—	2,090,586	—
	$2,718,904	$76,586	$(19,163)	$2,776,327	$—

During the years ended December 31, 2018, 2017, and 2016, the Company did not record any other-than-temporary impairments on held-to-maturity securities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENT OPERATIONS — (Continued)

The Company's held-to-maturity securities had $86.3 million of gross unrecognized holding losses by maturity as of December 31, 2018. The Company does not consider these unrecognized holding losses to be other-than-temporary based on certain positive factors associated with the securities which include credit ratings of the guarantor, financial health of the issuer and guarantor, continued access of the issuer to capital markets and other pertinent information. These held-to-maturity securities are issued by affiliates of the Company which are considered VIE's. The Company is not the primary beneficiary of these entities and thus the securities are not eliminated in consolidation. These securities are collateralized by non-recourse funding obligations issued by captive insurance companies that are affiliates of the Company.

The Company's held-to-maturity securities had $76.6 million of gross unrecognized holding gains and $19.2 million of gross unrecognized holding losses by maturity as of December 31, 2017. The Company does not consider these unrecognized holding losses to be other-than-temporary based on certain positive factors associated with the securities which include credit ratings of the guarantor, financial health of the issuer and guarantor, continued access of the issuer to capital markets and other pertinent information.

The Company held $140.5 million of non-income producing securities for the year ended December 31, 2018.

Included in the Company's invested assets are $1.7 billion of policy loans as of December 31, 2018. The interest rates on standard policy loans range from 3.0% to 8.0%. The collateral loans on life insurance policies have an interest rate of 13.64%.

Variable Interest Entities

The Company holds certain investments in entities in which its ownership interests could possibly be considered variable interests under Topic 810 of the FASB ASC (excluding debt and equity securities held as trading, available for sale, or held to maturity). The Company reviews the characteristics of each of these applicable entities and compares those characteristics to applicable criteria to determine whether the entity is a Variable Interest Entity ("VIE"). If the entity is determined to be a VIE, the Company then performs a detailed review to determine whether the interest would be considered a variable interest under the guidance. The Company then performs a qualitative review of all variable interests with the entity and determines whether the Company is the primary beneficiary. ASC 810 provides that an entity is the primary beneficiary of a VIE if the entity has 1) the power to direct the activities of the VIE that most significantly impact the VIE's economic performance, and 2) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE.

Based on this analysis, the Company had an interest in one wholly owned subsidiary, Red Mountain, LLC ("Red Mountain"), that was determined to be a VIE as of December 31, 2018 and 2017.

The activity most significant to Red Mountain is the issuance of a note in connection with a financing transaction involving Golden Gate V Vermont Captive Insurance Company ("Golden Gate V") and the Company in which Golden Gate V issued non-recourse funding obligations to Red Mountain and Red Mountain issued the note to Golden Gate V. Credit enhancement on the Red Mountain Note is provided by an unrelated third party. For details of this transaction, see Note 14, Debt and Other Obligations.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
5.  INVESTMENT OPERATIONS — (Continued)

The Company has the power, via its 100% ownership, to direct the activities of the VIE, but does not have the obligation to absorb losses related to the primary risks or sources of variability to the VIE. The variability of loss would be borne primarily by the third party in its function as provider of credit enhancement on the Red Mountain Note. Accordingly, it was determined that the Company is not the primary beneficiary of the VIE. The Company's risk of loss related to the VIE is limited to its investment of $10,000. Additionally, PLC, the holding company, has guaranteed Red Mountain's payment obligation for the credit enhancement fee to the unrelated third party provider. As of December 31, 2018, no payments have been made or required related to this guarantee.

6.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The Company has adopted the provisions from the FASB guidance that is referenced in the Fair Value Measurements and Disclosures Topic for non-financial assets and liabilities (such as property and equipment, goodwill, and other intangible assets) that are required to be measured at fair value on a periodic basis. The effect on the Company's periodic fair value measurements for non-financial assets and liabilities was not material.

The Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the consolidated balance sheets are categorized as follows:

•  Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•  Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)  Quoted prices for similar assets or liabilities in active markets

b)  Quoted prices for identical or similar assets or liabilities in non-active markets

c)  Inputs other than quoted market prices that are observable

d)  Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•  Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own estimates about the assumptions a market participant would use in pricing the asset or liability.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2018:

	Measurement Category		Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Assets:
Fixed maturity securities — available-for-sale Residential mortgage-backed securities	4		$—	$3,602,991	$—	$3,602,991
Commercial mortgage-backed securities	4		—	2,266,387	—	2,266,387
Other asset-backed securities	4		—	970,251	421,642	1,391,893
U.S. government-related securities	4		985,485	629,020	—	1,614,505
State, municipalities, and political subdivisions	4		—	3,588,841	—	3,588,841
Other government-related securities	4		—	514,036	—	514,036
Corporate securities	4		—	35,563,302	638,276	36,201,578
Redeemable preferred stock	4		65,536	17,266	—	82,802
Total fixed maturity securities — available-for-sale			1,051,021	47,152,094	1,059,918	49,263,033
Fixed maturity securities — trading Residential mortgage-backed securities	3		—	241,836	—	241,836
Commercial mortgage-backed securities	3		—	188,925	—	188,925
Other asset-backed securities	3		—	133,851	26,056	159,907
U.S. government-related securities	3		27,453	32,341	—	59,794
State, municipalities, and political subdivisions	3		—	286,413	—	286,413
Other government-related securities	3		—	44,207	—	44,207
Corporate securities	3		—	1,417,591	6,242	1,423,833
Redeemable preferred stock	3		11,277	—	—	11,277
Total fixed maturity securities — trading			38,730	2,345,164	32,298	2,416,192
Total fixed maturity securities			1,089,751	49,497,258	1,092,216	51,679,225
Equity securities	3		494,287	—	63,421	557,708
Other long-term investments(1)	3	&4	83,047	180,438	151,342	414,827
Short-term investments	3		589,084	77,217	—	666,301
Total investments			2,256,169	49,754,913	1,306,979	53,318,061
Cash	3		151,400	—	—	151,400
Assets related to separate accounts	3
Variable annuity			12,288,919	—	—	12,288,919
Variable universal life	3		937,732	—	—	937,732
Total assets measured at fair value on a recurring basis	3		$15,634,220	$49,754,913	$1,306,979	$66,696,112
Liabilities:
Annuity account balances(2)	3		$—	$—	$76,119	$76,119
Other liabilities(1)	3	&4	56,018	164,643	438,127	658,788
Total liabilities measured at fair value on a recurring basis			$56,018	$164,643	$514,246	$734,907

(1)  Includes certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

(3)  Fair Value through Net Income.

(4)  Fair Value through Other Comprehensive Income.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Assets:
Fixed maturity securities — available-for-sale Residential mortgage-backed securities	$—	$2,318,493	$—	$2,318,493
Commercial mortgage-backed securities	—	1,860,488	—	1,860,488
Other asset-backed securities	—	745,184	504,365	1,249,549
U.S. government-related securities	958,775	264,477	—	1,223,252
State, municipalities, and political subdivisions	—	1,741,645	—	1,741,645
Other government-related securities		285,233	—	285,233
Corporate securities	—	28,910,645	626,901	29,537,546
Redeemable preferred stock	72,471	18,620	—	91,091
Total fixed maturity securities — available-for-sale	1,031,246	36,144,785	1,131,266	38,307,297
Fixed maturity securities — trading Residential mortgage-backed securities	—	259,694	—	259,694
Commercial mortgage-backed securities	—	146,804	—	146,804
Other asset-backed securities	—	102,875	35,222	138,097
U.S. government-related securities	21,183	6,051	—	27,234
State, municipalities, and political subdivisions	—	326,925	—	326,925
Other government-related securities	—	63,925	—	63,925
Corporate securities	—	1,692,741	5,442	1,698,183
Redeemable preferred stock	3,327	—	—	3,327
Total fixed maturity securities — trading	24,510	2,599,015	40,664	2,664,189
Total fixed maturity securities	1,055,756	38,743,800	1,171,930	40,971,486
Equity securities	649,981	—	65,517	715,498
Other long-term investments(1)	51,102	417,969	160,466	629,537
Short-term investments	394,394	132,750	—	527,144
Total investments	2,151,233	39,294,519	1,397,913	42,843,665
Cash	178,855	—	—	178,855
Assets related to separate accounts
Variable annuity	13,956,071	—	—	13,956,071
Variable universal life	1,035,202	—	—	1,035,202
Total assets measured at fair value on a recurring basis	$17,321,361	$39,294,519	$1,397,913	$58,013,793
Liabilities:
Annuity account balances(2)	$—	$—	$83,472	$83,472
Other liabilities(1)	5,755	302,656	597,562	905,973
Total liabilities measured at fair value on a recurring basis	$5,755	$302,656	$681,034	$989,445

(1)  Includes certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company's credit standing, liquidity, and where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments as listed in the above table.

The fair value of fixed maturity, short-term, and equity securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Third party pricing services price 93.6% of the Company's available-for-sale and trading fixed maturity securities. Based on the typical trading volumes and the lack of quoted market prices for available-for-sale and trading fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains one quote per security, typically from the broker from which we purchased the security. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third party pricing service or an independent broker quotation.

The pricing matrix used by the Company begins with current spread levels to determine the market price for the security. The credit spreads, assigned by brokers, incorporate the issuer's credit rating, liquidity discounts, weighted- average of contracted cash flows, risk premium, if warranted, due to the issuer's industry, and the security's time to maturity. The Company uses credit ratings provided by nationally recognized rating agencies.

For securities that are priced via non-binding independent broker quotations, the Company assesses whether prices received from independent brokers represent a reasonable estimate of fair value through an analysis using internal and external cash flow models developed based on spreads and, when available, market indices. The Company uses a market-based cash flow analysis to validate the reasonableness of prices received from independent brokers. These analytics, which are updated daily, incorporate various metrics (yield curves, credit spreads, prepayment rates, etc.) to determine the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

valuation of such holdings. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the analytics, the price received from the independent broker is adjusted accordingly. The Company did not adjust any quotes or prices received from brokers during the year ended December 31, 2018.

The Company has analyzed the third party pricing services' valuation methodologies and related inputs and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs that is in accordance with the Fair Value Measurements and Disclosures Topic of the ASC. Based on this evaluation and investment class analysis, each price was classified into Level 1, 2, or 3. Most prices provided by third party pricing services are classified into Level 2 because the significant inputs used in pricing the securities are market observable and the observable inputs are corroborated by the Company. Since the matrix pricing of certain debt securities includes significant non-observable inputs, they are classified as Level 3.

Asset-Backed Securities

This category mainly consists of residential mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities (collectively referred to as asset-backed securities or "ABS"). As of December 31, 2018, the Company held $7.4 billion of ABS classified as Level 2. These securities are priced from information provided by a third party pricing service and independent broker quotes. The third party pricing services and brokers mainly value securities using both a market and income approach to valuation. As part of this valuation process they consider the following characteristics of the item being measured to be relevant inputs: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) types of underlying assets, 4) weighted-average coupon rate of the underlying assets, 5) weighted-average years to maturity of the underlying assets, 6) seniority level of the tranches owned, and 7) credit ratings of the securities.

After reviewing these characteristics of the ABS, the third party pricing service and brokers use certain inputs to determine the value of the security. For ABS classified as Level 2, the valuation would consist of predominantly market observable inputs such as, but not limited to: 1) monthly principal and interest payments on the underlying assets, 2) average life of the security, 3) prepayment speeds, 4) credit spreads, 5) treasury and swap yield curves, and 6) discount margin. The Company reviews the methodologies and valuation techniques (including the ability to observe inputs) in assessing the information received from external pricing services and in consideration of the fair value presentation.

As of December 31, 2018, the Company held $447.7 million of Level 3 ABS, which included $421.6 million of other asset-backed securities classified as available-for-sale and $26.1 million of other asset-backed securities classified as trading. These securities within the available-for-sale portfolio are predominantly ARS whose underlying collateral is at least 97% guaranteed by the FFELP. As a result of the ARS market collapse during 2008, the Company prices its ARS using an income approach valuation model. As part of the valuation process the Company reviews the following characteristics of the ARS in determining the relevant inputs: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) types of underlying assets, 4) weighted-average coupon rate of the underlying assets, 5) weighted-average years to maturity of the underlying assets, 6) seniority level of the tranches owned, 7) credit ratings of the securities, 8) liquidity premium, and 9) paydown rate. In periods where market activity increases and there are transactions at a price that is not the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

result of a distressed or forced sale we consider those prices as part of our valuation. If the market activity during a period is solely the result of the issuer redeeming positions we consider those transactions in our valuation, but still consider them to be level three measurements due to the nature of the transaction.

Corporate Securities, Redeemable Preferred Stock, U.S. Government-Related Securities, States, Municipals, and Political Subdivisions, and Other Government Related Securities

As of December 31, 2018, the Company classified approximately $42.1 billion of corporate securities, redeemable preferred stock, U.S. government-related securities, states, municipals, and political subdivisions, and other government-related securities as Level 2. The fair value of the Level 2 securities is predominantly priced by broker quotes and a third party pricing service. The Company has reviewed the valuation techniques of the brokers and third party pricing service and has determined that such techniques used Level 2 market observable inputs. The following characteristics of the securities are considered to be the primary relevant inputs to the valuation: 1) weighted- average coupon rate, 2) weighted-average years to maturity, 3) seniority, and 4) credit ratings. The Company reviews the methodologies and valuation techniques (including the ability to observe inputs) in assessing the information received from external pricing services and in consideration of the fair value presentation.

The brokers and third party pricing service utilize valuation models that consist of a hybrid income and market approach to valuation. The pricing models utilize the following inputs: 1) principal and interest payments, 2) treasury yield curve, 3) credit spreads from new issue and secondary trading markets, 4) dealer quotes with adjustments for issues with early redemption features, 5) liquidity premiums present on private placements, and 6) discount margins from dealers in the new issue market.

As of December 31, 2018, the Company classified approximately $644.5 million of securities as Level 3 valuations. Level 3 securities primarily represent investments in illiquid bonds for which no price is readily available. To determine a price, the Company uses a discounted cash flow model with both observable and unobservable inputs. These inputs are entered into an industry standard pricing model to determine the final price of the security. These inputs include: 1) principal and interest payments, 2) coupon rate, 3) sector and issuer level spread over treasury, 4) underlying collateral, 5) credit ratings, 6) maturity, 7) embedded options, 8) recent new issuance, 9) comparative bond analysis, and 10) an illiquidity premium.

Equities

As of December 31, 2018, the Company held approximately $63.4 million of equity securities classified as Level 2 and Level 3. Of this total, $63.4 million represents FHLB stock. The Company believes that the cost of the FHLB stock approximates fair value.

Other Long-Term Investments and Other Liabilities

Other long-term investments and other liabilities consist entirely of free-standing and embedded derivative financial instruments. Refer to Note 7, Derivative Financial Instruments for additional information related to derivatives. Derivative financial instruments are valued using exchange prices, independent broker quotations, or pricing valuation models, which utilize market data inputs. Excluding

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

embedded derivatives, as of December 31, 2018, 84.5% of derivatives based upon notional values were priced using exchange prices or independent broker quotations. Inputs used to value derivatives include, but are not limited to, interest swap rates, credit spreads, interest rate and equity market volatility indices, equity index levels, and treasury rates. The Company performs monthly analysis on derivative valuations that includes both quantitative and qualitative analyses.

Derivative instruments classified as Level 1 generally include futures and options, which are traded on active exchange markets.

Derivative instruments classified as Level 2 primarily include swaps, options, and swaptions, which are traded over-the-counter. Level 2 also includes certain centrally cleared derivatives. These derivative valuations are determined using independent broker quotations, which are corroborated with observable market inputs.

Derivative instruments classified as Level 3 were embedded derivatives and include at least one significant non-observable input. A derivative instrument containing Level 1 and Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instruments may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the changes in fair value on derivatives reported in Level 3 may not reflect the offsetting impact of the changes in fair value of the associated assets and liabilities.

The embedded derivatives are carried at fair value in other long-term investments and other liabilities on the Company's consolidated balance sheet. The changes in fair value are recorded in earnings as "Realized investment gains (losses) — Derivative financial instruments". Refer to Note 7, Derivative Financial Instruments for more information related to each embedded derivatives gains and losses.

The fair value of the GLWB embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using multiple risk neutral stochastic equity scenarios and policyholder behavior assumptions. The risk neutral scenarios are generated using the current swap curve and projected equity volatilities and correlations. The projected equity volatilities are based on a blend of historical volatility and near- term equity market implied volatilities. The equity correlations are based on historical price observations. For policyholder behavior assumptions, expected lapse and utilization assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the Ruark 2015 ALB table with attained age factors varying from 87.0% — 100%. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR plus a credit spread (to represent the Company's non-performance risk). As a result of using significant unobservable inputs, the GLWB embedded derivative is categorized as Level 3. Policyholder assumptions are reviewed on an annual basis.

The balance of the FIA embedded derivative is impacted by policyholder cash flows associated with the FIA product that are allocated to the embedded derivative in addition to changes in the fair value of the embedded derivative during the reporting period. The fair value of the FIA embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using current index values and volatility, the hedge budget used to price the product, and policyholder assumptions (both elective and non-elective). For policyholder behavior assumptions, expected lapse

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

and withdrawal assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the 2015 Ruark ALB mortality table modified with company experience, with attained age factors varying from 87% — 100%. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR up to one year and constant maturity treasury rates plus a credit spread (to represent the Company's non-performance risk) thereafter. Policyholder assumptions are reviewed on an annual basis. As a result of using significant unobservable inputs, the FIA embedded derivative is categorized as Level 3.

The balance of the indexed universal life ("IUL") embedded derivative is impacted by policyholder cash flows associated with the IUL product that are allocated to the embedded derivative in addition to changes in the fair value of the embedded derivative during the reporting period. The fair value of the IUL embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using current index values and volatility, the hedge budget used to price the product, and policyholder assumptions (both elective and non-elective). For policyholder behavior assumptions, expected lapse and withdrawal assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the SOA 2015 VBT Primary Tables modified with company experience, with attained age factors varying from 37% — 577%. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR up to one year and constant maturity treasury rates plus a credit spread (to represent the Company's non-performance risk) thereafter. Policyholder assumptions are reviewed on an annual basis. As a result of using significant unobservable inputs, the IUL embedded derivative is categorized as Level 3.

The Company has assumed and ceded certain blocks of policies under modified coinsurance agreements in which the investment results of the underlying portfolios inure directly to the reinsurers. As a result, these agreements contain embedded derivatives that are reported at fair value. Changes in their fair value are reported in earnings. The investments supporting these agreements are designated as "trading securities"; therefore changes in their fair value are also reported in earnings. As of December 31, 2018, the fair value of the embedded derivative is based upon the relationship between the statutory policy liabilities (net of policy loans) of $2.3 billion and the statutory unrealized gain (loss) of the securities of $25.8 million. As a result, changes in the fair value of the embedded derivatives are largely offset by the changes in fair value of the related investments and each are reported in earnings. The fair value of the embedded derivative is considered a Level 3 valuation due to the unobservable nature of the policy liabilities.

The Company and certain of its subsidiaries have entered into interest support, yearly renewable term ("YRT") premium support, and portfolio maintenance agreements with PLC. These agreements meet the definition of a derivative and are accounted for at fair value and are considered Level 3 valuations. The fair value of these derivatives as of December 31, 2018, was $90.0 million and is included in Other long-term investments. For information regarding realized gains on these derivatives please refer to Note 7, Derivative Financial Instruments.

The Interest Support Agreement provides that PLC will make payments to Golden Gate II if actual investment income on certain of Golden Gate II's asset portfolios falls below a calculated investment income amount as defined in the Interest Support Agreement. The calculated investment income amount is a level of investment income deemed to be sufficient to support certain of Golden Gate II's

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

obligations under a reinsurance agreement with the Company, dated July 1, 2007. The derivative is valued using an internal valuation model that assumes a conservative projection of investment income under an adverse interest rate scenario and the probability that the expectation falls below the calculated investment income amount. This derivative had a fair value of $37.6 million as of December 31, 2018 however interest support agreement obligations to Golden Gate II of approximately $4.9 million have been collateralized by PLC. Re-evaluation, if necessary, adjustments of any support agreement collateralization amounts occur annually during the first quarter pursuant to the terms of the support agreement. For the year ended December 31, 2018, Golden Gate II recognized $0.6 million in gains related to payments made under this agreement.

The YRT Premium support agreements provide that PLC will make payments to Golden Gate and Golden Gate II in the event that YRT premium rates increase. The derivatives are valued using an internal valuation model. The valuation model is a probability weighted discounted cash flow model. The value is primarily a function of the likelihood and severity of future YRT premium increases. The fair value of these derivatives as of December 31, 2018, was $50.0 million. As of December 31, 2018, no payments have been triggered under this agreement.

The portfolio maintenance agreements provide that PLC will make payments to Golden Gate, Golden Gate V, and WCL in the event of other-than-temporary impairments on investments that exceed defined thresholds. The derivatives are valued using an internal discounted cash flow model. The significant unobservable inputs are the projected probability and severity of credit losses used to project future cash flows on the investment portfolios. The fair value of the portfolio maintenance agreements as of December 31, 2018, was $2.5 million. As of December 31, 2018, no payments have been triggered under this agreement.

The Funds Withheld derivative results from a reinsurance agreement with Shades Creek where the economic performance of certain hedging instruments held by the Company is ceded to Shades Creek. The value of the Funds Withheld derivative is directly tied to the value of the hedging instruments held in the funds withheld account. The hedging instruments predominantly consist of derivative instruments the fair values of which are classified as a Level 2 measurement; as such, the fair value of the Funds Withheld derivative has been classified as a Level 2 measurement. The fair value of the Funds Withheld derivative as of December 31, 2018, was a liability of $95.1 million.

Annuity Account Balances

The Company records a certain legacy block of FIA reserves at fair value. Based on the characteristics of these reserves, the Company believes that the fund value approximates fair value. The fair value measurement of these reserves is considered a Level 3 valuation due to the unobservable nature of the fund values. The Level 3 fair value as of December 31, 2018 is $76.1 million.

Separate Accounts

Separate account assets are invested in open-ended mutual funds and are included in Level 1.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Valuation of Level 3 Financial Instruments

The following table presents the valuation method for material financial instruments included in Level 3, as well as the unobservable inputs used in the valuation of those financial instruments:

	Fair Value As of December 31, 2018	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Thousands)
Assets:
Other asset-backed securities	$ 421,458	Liquidation	Liquidation value	$85.75 - $99.99 ($95.36)
		Discounted cash flow	Liquidity premium	0.02% - 1.25% (0.64%)
			Paydown Rate	10.96% - 13.11% (12.03%)
Corporate securities	631,068	Discounted cash flow	Spread over treasury	0.84% - 3.00% (1.84%)
Liabilities:(1)
Embedded derivatives — GLWB(2)	$ 43,307	Actuarial cash flow model	Mortality	87% to 100% of Ruark 2015 ALB Table
			Lapse	Ruark Predictive Model
			Utilization	99%. 10% of policies have a one-time over-utilization of 400%
			Nonperformance risk	0.21% - 1.16%
Embedded derivative — FIA	217,288	Actuarial cash flow model	Expenses	$145 per policy
			Withdrawal rate	1.5% prior to age 70, 100% of the RMD for ages 70+
			Mortality	87% to 100% of Ruark 2015 ALB table
			Lapse	1.0% - 30.0%, depending on duration/surrender charge period
			Nonperformance risk	0.21% - 1.16%

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

	Fair Value As of December 31, 2018	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Thousands)
Embedded derivative — IUL	$ 90,231	Actuarial cash flow model	Mortality	37% - 577% of 2015 VBT Primary Tables
			Lapse	0.5% - 10%, depending on duration/distribution channel and smoking class
			Nonperformance risk	0.21% - 1.16%

(1)  Excludes modified coinsurance arrangements.

(2)  The fair value for the GLWB embedded derivative is presented as a net liability.

The chart above excludes Level 3 financial instruments that are valued using broker quotes and those which book value approximates fair value.

The Company has considered all reasonably available quantitative inputs as of December 31, 2018, but the valuation techniques and inputs used by some brokers in pricing certain financial instruments are not shared with the Company. This resulted in $39.7 million of financial instruments being classified as Level 3 as of December 31, 2018 . Of the $39.7 million, $26.2 million are other asset-backed securities, and $13.5 million are corporate securities.

In certain cases the Company has determined that book value materially approximates fair value. As of December 31, 2018, the Company held $63.4 million of financial instruments where book value approximates fair value which are predominantly FHLB stock.

The following table presents the valuation method for material financial instruments included in Level 3, as well as the unobservable inputs used in the valuation of those financial instruments:

	Fair Value As of December 31, 2017	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Thousands)
Assets:
Other asset-backed securities	$ 504,228	Liquidation	Liquidation value	$90 - $97 ($94.91)
		Discounted cash flow	Liquidity premium	0.06% - 1.17% (0.75%)
			Paydown rate	11.31% - 11.97% (11.54%)
Corporate securities	617,770	Discounted cash flow	Spread over treasury	0.81% - 3.95% (1.06%)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

	Fair Value As of December 31, 2017	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Thousands)
Liabilities:(1)
Embedded derivatives — GLWB(2)	$ 15,554	Actuarial cash flow model	Mortality	91.4% to 106.6% of Ruark 2015 ALB Table
			Lapse	1.0% - 30.0%, depending on product/duration/funded status of guarantee
			Utilization	99%. 10% of policies have a one-time over-utilization of 400%
			Nonperformance risk	0.11% - 0.79%
Embedded derivative — FIA	218,676	Actuarial cash flow model	Expenses	$146 per policy
			Withdrawal rate	1.5% prior to age 70, 100% of the RMD for ages 70+
			Mortality	1994 MGDB table with company experience
			Lapse	1.0% - 30.0%, depending on duration/surrender charge period
			Nonperformance risk	0.11% - 0.79%
Embedded derivative — IUL	80,212	Actuarial cash flow model	Mortality	34% - 152% of 2015 VBT Primary Tables
			Lapse	0.5% - 10.0%, depending on duration/distribution channel and smoking class
			Nonperformance risk	0.11% - 0.79%

(1)  Excludes modified coinsurance arrangements.

(2)  The fair value for the GLWB embedded derivative is presented as a net liability.

The chart above excludes Level 3 financial instruments that are valued using broker quotes and those which book value approximates fair value.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The Company has considered all reasonably available quantitative inputs as of December 31, 2017, but the valuation techniques and inputs used by some brokers in pricing certain financial instruments are not shared with the Company. This resulted in $50.0 million of financial instruments being classified as Level 3 as of December 31, 2017. Of the $50.0 million, $35.4 million are other asset backed securities, and $14.6 million are corporate securities.

In certain cases the Company has determined that book value materially approximates fair value. As of December 31, 2017, the Company held $65.5 million of financial instruments where book value approximates fair value which are predominantly FHLB stock.

The asset-backed securities classified as Level 3 are predominantly ARS. A change in the paydown rate (the projected annual rate of principal reduction) of the ARS can significantly impact the fair value of these securities. A decrease in the paydown rate would increase the projected weighted average life of the ARS and increase the sensitivity of the ARS' fair value to changes in interest rates. An increase in the liquidity premium would result in a decrease in the fair value of the securities, while a decrease in the liquidity premium would increase the fair value of these securities. The liquidation value for these securities are sensitive to the issuer's available cash flows and ability to redeem the securities, as well as the current holders' willingness to liquidate at the specified price.

The fair value of corporate bonds classified as Level 3 is sensitive to changes in the interest rate spread over the corresponding U.S. Treasury rate. This spread represents a risk premium that is impacted by company specific and market factors. An increase in the spread can be caused by a perceived increase in credit risk of a specific issuer and/or an increase in the overall market risk premium associated with similar securities. The fair values of corporate bonds are sensitive to changes in spread. When holding the treasury rate constant, the fair value of corporate bonds increases when spreads decrease, and decreases when spreads increase.

The fair value of the GLWB embedded derivative is sensitive to changes in the discount rate which includes the Company's nonperformance risk, volatility, lapse, and mortality assumptions. The volatility assumption is an observable input as it is based on market inputs. The Company's nonperformance risk, lapse, and mortality are unobservable. An increase in the three unobservable assumptions would result in a decrease in the fair value of the liability and conversely, if there is a decrease in the assumptions the fair value would increase. The fair value is also dependent on the assumed policyholder utilization of the GLWB where an increase in assumed utilization would result in an increase in the fair value of the liability and conversely, if there is a decrease in the assumption, the fair value would decrease.

The fair value of the FIA embedded derivative is predominantly impacted by observable inputs such as discount rates and equity returns. However, the fair value of the FIA embedded derivative is sensitive to non-performance risk, which is unobservable. The value of the liability increases with decreases in the discount rate and non-performance risk and decreases with increases in the discount rate and nonperformance risk. The value of the liability increases with increases in equity returns and the liability decreases with a decrease in equity returns.

The fair value of the IUL embedded derivative is predominantly impacted by observable inputs such as discount rates and equity returns. However, the fair value of the IUL embedded derivative is sensitive to non-performance risk, which is unobservable. The value of the liability increases with decreases in the discount rate and non-performance risk and decreases with increases in the discount rate and non-performance risk. The value of the liability increases with increases in equity returns and the liability decreases with a decrease in equity returns.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2018, for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains		Total Realized and Unrealized Losses
	Beginning Balance	Included in Earnings	Included in Other Comprehensive Income	Included in Earnings	Included in Other Comprehensive Income
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$—	$—	$—	$—	$(995)
Commercial mortgage-backed securities	—	—	50	—	(2,497)
Other asset-backed securities	504,365	3,716	16,503	(159)	(25,578)
U.S. government-related securities	—	—	—	—	—
States, municipals, and political subdivisions	—	—	—	—	—
Other government-related securities	—	—	—	—	—
Corporate securities	626,901	—	12,537	—	(29,017)
Total fixed maturity securities — available-for-sale	1,131,266	3,716	29,090	(159)	(58,087)
Fixed maturity securities — trading
Residential mortgage-backed securities	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—
Other asset-backed securities	35,222	464	—	(3,798)	—
U.S. government-related securities	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—
Other government-related securities	—	—	—	—	—
Corporate securities	5,442	45	—	(145)	—
Total fixed maturity securities — trading	40,664	509	—	(3,943)	—
Total fixed maturity securities	1,171,930	4,225	29,090	(4,102)	(58,087)
Equity securities	65,518	1	—	(30)	—
Other long-term investments(1)	160,466	39,118	—	(47,615)	—
Short-term investments	—	—	—	—	—
Total investments	1,397,914	43,344	29,090	(51,747)	(58,087)
Total assets measured at fair value on a recurring basis	$1,397,914	$43,344	$29,090	$(51,747)	$(58,087)
Liabilities:
Annuity account balances(2)	$83,472	$—	$—	$(3,505)	$—
Other liabilities(1)	597,562	299,366	—	(139,931)	—
Total liabilities measured at fair value on a recurring basis	$681,034	$299,366	$—	$(143,436)	$—

(1)  Represents certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

For the year ended December 31, 2018, $39.7 million of securities were transferred into Level 3.

For the year ended December 31, 2018, $85.7 million of securities were transferred into Level 2. This amount was transferred from Level 3. These transfers resulted from securities that were priced internally using significant unobservable inputs where market observable inputs were not available in previous periods but were priced by independent pricing services or brokers as of December 31, 2018.

								Total Gains (losses) included in Earnings related to
	Purchases	Sales	Issuances	Settlements	Transfers in/out of Level 3	Other	Ending Balance	Instruments still held at the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$22,225	$—	$—	$—	$(21,281)	$51	$—	$—
Commercial mortgage-backed securities	48,621	(292)	—	—	(45,832)	(50)	—	—
Other asset-backed securities	—	(80,050)	—	—	222	2,623	421,642	—
U.S. government-related securities	—	—	—	—	—	—	—	—
States, municipals, and political subdivisions	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—
Corporate securities	108,491	(97,676)	—	—	20,721	(3,681)	638,276	—
Total fixed maturity securities — available-for-sale	179,337	(178,018)	—	—	(46,170)	(1,057)	1,059,918	—
Fixed maturity securities — trading
Residential mortgage-backed securities	—	—	—	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—
Other asset-backed securities	8,728	(14,511)	—	—	164	(213)	26,056	(3,179)
U.S. government-related securities	—	—	—	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—
Corporate securities	999	—	—	—	—	(99)	6,242	(101)
Total fixed maturity securities — trading	9,727	(14,511)	—	—	164	(312)	32,298	(3,280)
Total fixed maturity securities	189,064	(192,529)	—	—	(46,006)	(1,369)	1,092,216	(3,280)
Equity securities	36	(2,103)	—	—	—	(1)	63,421	282
Other long-term investments(1)	—	—	—	(627)	—	—	151,342	(9,124)
Short-term investments	—	—	—	—	—	—	—	—
Total investments	189,100	(194,632)	—	(627)	(46,006)	(1,370)	1,306,979	(12,122)
Total assets measured at fair value on a recurring basis	$189,100	$(194,632)	$—	$(627)	$(46,006)	$(1,370)	$1,306,979	$(12,122)
Liabilities:
Annuity account balances(2)	$—	$—	$623	$11,481	$—	$—	$76,119	$—
Other liabilities(1)	—	—	—	—	—	—	438,127	159,435
Total liabilities measured at fair value on a recurring basis	$—	$—	$623	$11,481	$—	$—	$514,246	$159,435

For the year ended December 31, 2018, there were no transfers from Level 2 to Level 1.

For the year ended December 31, 2018, no securities were transferred from Level 1.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2017, for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains		Total Realized and Unrealized Losses
	Beginning Balance	Included in Earnings	Included in Other Comprehensive Income	Included in Earnings	Included in Other Comprehensive Income
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$3	$—	$83	$—	$—
Commercial mortgage-backed securities	—	—	—	—	—
Other asset-backed securities	562,604	1,410	15,136	—	(10,931)
U.S. government-related securities	—	—	—	—	—
States, municipals, and political subdivisions	—	—	—	—	—
Other government-related securities	—	—	—	—	—
Corporate securities	664,046	—	27,637	—	(13,089)
Total fixed maturity securities — available-for-sale	1,226,653	1,410	42,856	—	(24,020)
Fixed maturity securities — trading
Residential mortgage-backed securities	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—
Other asset-backed securities	84,563	3,768	—	(1,157)	—
U.S. government-related securities	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—
Other government-related securities	—	—	—	—	—
Corporate securities	5,492	101	—	(58)	—
Total fixed maturity securities — trading	90,055	3,869	—	(1,215)	—
Total fixed maturity securities	1,316,708	5,279	42,856	(1,215)	(24,020)
Equity securities	65,786	2	—	—	—
Other long-term investments(1)	115,516	73,253	—	(28,303)	—
Short-term investments	—	—	—	—	—
Total investments	1,498,010	78,534	42,856	(29,518)	(24,020)
Total assets measured at fair value on a recurring basis	$1,498,010	$78,534	$42,856	$(29,518)	$(24,020)
Liabilities:
Annuity account balances(2)	$87,616	$—	$—	$(4,001)	$—
Other liabilities(1)	405,803	35,703	—	(227,462)	—
Total liabilities measured at fair value on a recurring basis	$493,419	$35,703	$—	$(231,463)	$—

(1)  Represents certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

For the year ended December 31, 2017, there were an immaterial amount of transfers of securities into Level 3.

For the year ended December 31, 2017, $28.9 million transfers of securities were transferred into Level 2. This amount was transferred from Level 3. These transfers resulted from securities that were priced internally using significant unobservable inputs where market observable inputs were not

								Total Gains (losses) included in Earnings related to
	Purchases	Sales	Issuances	Settlements	Transfers in/out of Level 3	Other	Ending Balance	Instruments still held at the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$11,862	$(3)	$—	$—	$(11,944)	$(1)	$—	$—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—
Other asset-backed securities	100	(59,176)	—	—	(6,643)	1,865	504,365	—
U.S. government-related securities	—	—	—	—	—	—	—	—
States, municipals, and political subdivisions	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—
Corporate securities	131,822	(169,002)	—	—	(10,353)	(4,160)	626,901	—
Total fixed maturity securities — available-for-sale	143,784	(228,181)	—	—	(28,940)	(2,296)	1,131,266	—
Fixed maturity securities — trading
Residential mortgage-backed securities	—	—	—	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—
Other asset-backed securities	—	(52,835)	—	—	—	883	35,222	3,483
U.S. government-related securities	—	—	—	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—
Corporate securities	—	—	—	—	—	(93)	5,442	44
Total fixed maturity securities — trading	—	(52,835)	—	—	—	790	40,664	3,527
Total fixed maturity securities	143,784	(281,016)	—	—	(28,940)	(1,506)	1,171,930	3,527
Equity securities	—	(273)	—	—	3	—	65,518	3
Other long-term investments(1)	—	—	—	—	—	—	160,466	44,950
Short-term investments	—	—	—	—	—	—	—	—
Total investments	143,784	(281,289)	—	—	(28,937)	(1,506)	1,397,914	48,480
Total assets measured at fair value on a recurring basis	$143,784	$(281,289)	$—	$—	$(28,937)	$(1,506)	$1,397,914	$48,480
Liabilities:
Annuity account balances(2)	$—	$—	$623	$8,768	$—	$—	$83,472	$—
Other liabilities(1)	—	—	—	—	—	—	597,562	(191,759)
Total liabilities measured at fair value on a recurring basis	$—	$—	$623	$8,768	$—	$—	$681,034	$(191,759)

available in previous periods but were priced by independent pricing services or brokers as of December 31, 2017.

For the year ended December 31, 2017, there were no transfers from Level 2 to Level 1.

For the year ended December 31, 2017, no securities were transferred out of Level 1.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Total realized and unrealized gains (losses) on Level 3 assets and liabilities are primarily reported in either realized investment gains (losses) within the consolidated statements of income (loss) or other comprehensive income (loss) within shareowner's equity based on the appropriate accounting treatment for the item.

Purchases, sales, issuances, and settlements, net, represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity primarily relates to purchases and sales of fixed maturity securities and issuances and settlements of fixed indexed annuities.

The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur. The asset transfers in the table(s) above primarily related to positions moved from Level 3 to Level 2 as the Company determined that certain inputs were observable.

The amount of total gains (losses) for assets and liabilities still held as of the reporting date primarily represents changes in fair value of trading securities and certain derivatives that exist as of the reporting date and the change in fair value of fixed indexed annuities.

Estimated Fair Value of Financial Instruments

The carrying amounts and estimated fair values of the Company's financial instruments as of the periods shown below are as follows:

		As of December 31,
		2018		2017
	Fair Value Level	Carrying Amounts	Fair Values	Carrying Amounts	Fair Values
	(Dollars In Thousands)
Assets:
Mortgage loans on real estate	3	$7,724,733	$7,447,702	$6,817,723	$6,740,177
Policy loans	3	1,695,886	1,695,886	1,615,615	1,615,615
Fixed maturities, held-to-maturity(1)	3	2,633,474	2,547,210	2,718,904	2,776,327
Liabilities:
Stable value product account balances	3	$5,234,731	$5,200,723	$4,698,371	$4,698,868
Future policy benefits and claims(2)	3	1,671,414	1,671,434	220,498	220,498
Other policyholders' funds(3)	3	131,150	131,782	133,508	134,253
Debt:(4)
Non-recourse funding obligations(5)	3	$2,888,329	$2,801,399	$2,952,822	$2,980,495
Subordinated funding obligations	3	110,000	95,476	—	—

Except as noted below, fair values were estimated using quoted market prices.

(1)  Securities purchased from unconsolidated subsidiaries, Red Mountain LLC and Steel City LLC.

(2)  Single premium immediate annuity without life contingencies.

(3)  Supplementary contracts without life contingencies.

(4)  Excludes capital lease obligations of $1.3 million and $1.7 million as of December 31, 2018 and 2017, respectively.

(5)  As of December 31, 2018, carrying amount $2.6 billion and a fair value of $2.5 billion related to non-recourse funding obligations issued by Golden Gate and Golden Gate V. As of December 31, 2017, carrying amount of $2.7 billion and fair value of $2.8 billion related to non-recourse funding obligations issued by Golden Gate and Golden Gate V.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Fair Value Measurements

Mortgage Loans on Real Estate

The Company estimates the fair value of mortgage loans using an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company's current mortgage loan lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company's determined representative risk adjustment assumptions related to credit and liquidity risks.

Policy Loans

The Company believes the fair value of policy loans approximates book value. Policy loans are funds provided to policyholders in return for a claim on the policy. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of repayments, the Company believes the carrying value of policy loans approximates fair value.

Fixed Maturities, Held-to-Maturity

The Company estimates the fair value of its fixed maturity, held-to-maturity securities using internal discounted cash flow models. The discount rates used in the model are based on a current market yield for similar financial instruments.

Stable Value Product and Other Investment Contract Balances

The Company estimates the fair value of stable value product account balances and other investment contract balances (included in Future policy benefits and claims as well as Other policyholder funds line items on our balance sheet) using models based on discounted expected cash flows. The discount rates used in the models were based on a current market rate for similar financial instruments.

Funding Obligations

The Company estimates the fair value of its subordinated and non-recourse funding obligations using internal discounted cash flow models. The discount rates used in the model were based on a current market yield for similar financial instruments.

7.  DERIVATIVE FINANCIAL INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

The Company utilizes a risk management strategy that incorporates the use of derivative financial instruments to reduce exposure to certain risks, including but not limited to, interest rate risk, currency exchange risk, volatility risk, and equity market risk. These strategies are developed through the Company's analysis of data from financial simulation models and other internal and industry sources, and are then incorporated into the Company's risk management program.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

Derivative instruments expose the Company to credit and market risk and could result in material changes from period to period. The Company attempts to minimize its credit in connection with its overall asset/liability management programs and risk management strategies. In addition, all derivative programs are monitored by our risk management department.

Derivatives Related to Interest Rate Risk Management

Derivative instruments that are used as part of the Company's interest rate risk management strategy include interest rate swaps, interest rate futures, interest rate caps, and interest rate swaptions.

Derivatives Related to Foreign Currency Exchange Risk Management

Derivative instruments that are used as part of the Company's foreign currency exchange risk management strategy include foreign currency swaps, foreign currency futures, foreign equity futures, and foreign equity options.

Derivatives Related to Risk Mitigation of Certain Annuity Contracts

The Company may use the following types of derivative contracts to mitigate its exposure to certain guaranteed benefits related to VA contracts and fixed indexed annuities:

•  Foreign Currency Futures

•  Variance Swaps

•  Interest Rate Futures

•  Equity Options

•  Equity Futures

•  Credit derivatives

•  Interest Rate Swaps

•  Interest Rate Swaptions

•  Volatility Futures

•  Volatility Options

•  Funds Withheld Agreement

•  Total Return Swaps

Other Derivatives

The Company and certain of its subsidiaries have derivatives with PLC. These derivatives consist of an interest support agreement, YRT premium support agreements, and portfolio maintenance agreements with PLC.

The Company has a funds withheld account that consists of various derivative instruments held by us that is used to hedge the GLWB and GMDB riders. The economic performance of derivatives in the funds withheld account is ceded to Shades Creek. The funds withheld account is accounted for as a derivative financial instrument.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

Accounting for Derivative Instruments

The Company records its derivative financial instruments in the consolidated balance sheet in "other long-term investments" and "other liabilities" in accordance with GAAP, which requires that all derivative instruments be recognized in the balance sheet at fair value. The change in the fair value of derivative financial instruments is reported either in the statement of income or in other comprehensive income (loss), depending upon whether it qualified for and also has been properly identified as being part of a hedging relationship, and also on the type of hedging relationship that exists.

It is the Company's policy not to offset assets and liabilities associated with open derivative contracts. However, the Chicago Mercantile Exchange ("CME") rules characterize variation margin transfers as settlement payments, as opposed to adjustments to collateral. As a result, derivative assets and liabilities associated with centrally cleared derivatives for which the CME serves as the central clearing party are presented as if these derivatives had been settled as of the reporting date.

For a derivative financial instrument to be accounted for as an accounting hedge, it must be identified and documented as such on the date of designation. For cash flow hedges, the effective portion of their realized gain or loss is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged item impacts earnings. Any remaining gain or loss, the ineffective portion, is recognized in current earnings. For fair value hedge derivatives, their gain or loss as well as the offsetting loss or gain attributable to the hedged risk of the hedged item is recognized in current earnings. Effectiveness of the Company's hedge relationships is assessed on a quarterly basis.

The Company reports changes in fair values of derivatives that are not part of a qualifying hedge relationship through earnings in the period of change. Changes in the fair value of derivatives that are recognized in current earnings are reported in "Realized investment gains (losses) — Derivative financial instruments".

Derivative Instruments Designated and Qualifying as Hedging Instruments

Cash-Flow Hedges

•  To hedge a fixed rate note denominated in a foreign currency, the Company entered into a fixed-to-fixed foreign currency swap in order to hedge the foreign currency exchange risk associated with the note. The cash flows received on the swap are identical to the cash flow paid on the note.

•  To hedge a floating rate note, the Company entered into an interest rate swap to exchange the floating rate on the note for a fixed rate in order to hedge the interest rate risk associated with the note. The cash flows received on the swap are identical to the cash flow variability paid on the note.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

The Company uses various other derivative instruments for risk management purposes that do not qualify for hedge accounting treatment. Changes in the fair value of these derivatives are recognized in earnings during the period of change.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

Derivatives Related to Variable Annuity Contracts

•  The Company uses equity futures, equity options, total return swaps, interest rate futures, interest rate swaps, interest rate swaptions, currency futures, volatility futures, volatility options, and variance swaps to mitigate the risk related to certain guaranteed minimum benefits, including GLWB, within its VA products. In general, the cost of such benefits varies with the level of equity and interest rate markets, foreign currency levels, and overall volatility.

•  The Company markets certain VA products with a GLWB rider. The GLWB component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

•  The Company has a funds withheld account that consists of various derivative instruments held by the Company that are used to hedge the GLWB and GMDB riders. The economic performance of derivatives in the funds withheld account is ceded to Shades Creek. The funds withheld account is accounted for as a derivative financial instrument.

Derivatives Related to Fixed Annuity Contracts

•  The Company uses equity futures and options to mitigate the risk within its fixed indexed annuity products. In general, the cost of such benefits varies with the level of equity and overall volatility.

•  The Company markets certain fixed indexed annuity products. The FIA component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

Derivatives Related to Indexed Universal Life Contracts

•  The Company uses equity futures and options to mitigate the risk within its indexed universal life products. In general, the cost of such benefits varies with the level of equity markets.

•  The Company markets certain IUL products. The IUL component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

Other Derivatives

•  The Company and certain of its subsidiaries have an interest support agreement, YRT premium support agreements, and portfolio maintenance agreements with PLC.

•  The Company uses various swaps and other types of derivatives to manage risk related to other exposures.

•  The Company is involved in various modified coinsurance arrangements which contain embedded derivatives. Changes in their fair value are recorded in current period earnings. The investment portfolios that support the related modified coinsurance reserves had fair value changes which substantially offset the gains or losses on these embedded derivatives.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

The following table sets forth realized investments gains and losses for the periods shown:

Realized investment gains (losses) — derivative financial instruments

	For The Year Ended December 31,
	2018	2017	2016
	(Dollars In Thousands)
Derivatives related to VA contracts:
Interest rate futures	$(25,473)	$26,015	$(3,450)
Equity futures	(88,208)	(91,776)	(106,431)
Currency futures	10,275	(23,176)	33,836
Equity options	38,083	(94,791)	(60,962)
Interest rate swaptions	(14)	(2,490)	(1,161)
Interest rate swaps	(45,185)	27,981	20,420
Total return swaps	77,225	(32,240)	—
Embedded derivative — GLWB	(27,761)	(8,526)	13,306
Funds withheld derivative	(25,541)	138,227	115,540
Total derivatives related to VA contracts	(86,599)	(60,776)	11,098
Derivatives related to FIA contracts:
Embedded derivative	35,397	(55,878)	(16,494)
Equity futures	330	642	4,248
Volatility futures	—	—	—
Equity options	(38,885)	44,585	8,149
Total derivatives related to FIA contracts	(3,158)	(10,651)	(4,097)
Derivatives related to IUL contracts:
Embedded derivative	9,062	(14,117)	9,529
Equity futures	261	(818)	129
Equity options	(6,338)	9,580	3,477
Total derivatives related to IUL contracts	2,985	(5,355)	13,135
Embedded derivative — Modco reinsurance treaties	166,757	(103,009)	390
Derivatives with PLC(1)	(902)	42,699	29,289
Other derivatives	14	50	(25)
Total realized gains (losses) — derivatives	$79,097	$(137,042)	$49,790

(1)  These derivatives include an interest support, YRT premium support, and portfolio maintenance agreements between certain of the Company's subsidiaries and PLC.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

The following tables present the components of the gain or loss on derivatives that qualify as a cash flow hedging relationship:

Gain (Loss) on Derivatives in Cash Flow Relationship

	Amount of Gains (Losses) Deferred in Accumulated Other Comprehensive Income (Loss) on Derivatives	Amount and Location of Gains (Losses) Reclassified from Accumulated Other Comprehensive Income (Loss) into Income (Loss)	Amount and Location of (Losses) Recognized in Income (Loss) on Derivatives
	(Effective Portion)	(Effective Portion)	(Ineffective Portion)
		Benefits and settlement expenses	Realized investment gains (losses)
	(Dollars In Thousands)
For The Year Ended December 31, 2018
Foreign currency swaps	$(812)	$(798)	$—
Interest rate swaps	(1,574)	(633)	—
Total	$(2,386)	$(1,431)	$—
For The Year Ended December 31, 2017
Foreign currency swaps	$(867)	$(694)	$—
Total	$(867)	$(694)	$—
For The Year Ended December 31, 2016
Foreign currency swaps	$1,058	$(60)	$—
Total	$1,058	$(60)	$—

Based on expected cash flows of the underlying hedged items, the Company expects to reclassify $0.1 million out of accumulated other comprehensive income into earnings during the next twelve months.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

The table below presents information about the nature and accounting treatment of the Company's primary derivative financial instruments and the location in and effect on the consolidated financial statements for the periods presented below:

	As of December 31,
	2018		2017
	Notional Amount	Fair Value	Notional Amount	Fair Value
	(Dollars In Thousands)		(Dollars In Thousands)
Other long-term investments
Cash flow hedges:
Foreign currency swaps	$—	$—	$117,178	$6,016
Derivatives not designated as hedging instruments:
Interest rate swaps	1,515,500	28,501	1,265,000	55,411
Total return swaps	138,070	3,971	190,938	135
Derivatives with PLC(1)	2,856,351	90,049	2,810,469	91,578
Embedded derivative — Modco reinsurance treaties	585,294	7,072	64,472	1,009
Embedded derivative — GLWB	1,919,861	54,221	2,116,935	67,879
Interest rate futures	286,208	10,302	1,071,870	3,178
Equity futures	12,633	483	62,266	154
Currency futures	—	—	1,117	2
Equity options	5,624,081	220,092	4,436,467	403,961
Interest rate swaptions	—	—	225,000	14
Other	157	136	157	200
	$12,938,155	$414,827	$12,361,869	$629,537
Other liabilities
Cash flow hedges:
Interest rate swaps	$350,000	$—	$—	$—
Foreign currency swaps	117,178	904	—	—
Derivatives not designated as hedging instruments:
Interest rate swaps	775,000	11,367	597,500	2,960
Total return swaps	768,177	23,054	243,388	318
Embedded derivative — Modco reinsurance treaties	1,795,287	32,828	2,390,539	215,247
Funds withheld derivative	1,992,562	95,142	1,502,726	61,729
Embedded derivative — GLWB	4,071,322	97,528	1,939,320	83,427
Embedded derivative — FIA	2,576,033	217,288	1,951,650	218,676
Embedded derivative — IUL	233,550	90,231	168,349	80,212
Interest rate futures	863,706	20,100	230,404	917
Equity futures	659,357	33,753	318,795	2,593
Currency futures	202,747	2,163	255,248	2,087
Equity options	4,199,687	34,178	3,112,812	237,807
Other	3,288	252	—	—
	$18,607,894	$658,788	$12,710,731	$905,973

(1)  These derivatives include an interest support, YRT premium support, and portfolio maintenance agreements between certain of the Company's subsidiaries and PLC.

8.  OFFSETTING OF ASSETS AND LIABILITIES

Certain of the Company's derivative instruments are subject to enforceable master netting arrangements that provide for the net settlement of all derivative contracts between the Company and a counterparty in the event of default or upon the occurrence of certain termination events. Collateral support agreements associated with each master netting arrangement provide that the Company will receive or pledge financial collateral in the event either minimum thresholds, or in certain cases ratings

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

levels, have been reached. Additionally, certain of the Company's repurchase agreements provide for net settlement on termination of the agreement. Refer to Note 14, Debt and Other Obligations for details of the Company's repurchase agreement programs.

Collateral received includes both cash and non-cash collateral. Cash collateral received by the Company is recorded on the consolidated balance sheet as "cash", with a corresponding amount recorded in "other liabilities" to represent the Company's obligation to return the collateral. Non-cash collateral received by the Company is not recognized on the consolidated balance sheet unless the Company exercises its right to sell or re-pledge the underlying asset. As of December 31, 2018, the fair value of non-cash collateral received was $45.0 million. As of December 31, 2017, the Company had not received any non-cash collateral.

The tables below present the derivative instruments by assets and liabilities for the Company as of December 31, 2018:

	Gross Amounts of	Gross Amounts Offset in the Statement of	Net Amounts of Assets Presented in the Statement of	Gross Amounts Not Offset in the Statement of Financial Position
	Recognized Assets	Financial Position	Financial Position	Financial Instruments	Collateral Received	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Assets
Derivatives:
Free-Standing derivatives	$263,349	$—	$263,349	$70,322	$99,199	$93,828
Total derivatives, subject to a master netting arrangement or similar arrangement	263,349	—	263,349	70,322	99,199	93,828
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative — Modco reinsurance treaties	7,072	—	7,072	—	—	7,072
Embedded derivative — GLWB	54,221	—	54,221	—	—	54,221
Derivatives with PLC	90,049	—	90,049	—	—	90,049
Other	136	—	136	—	—	136
Total derivatives, not subject to a master netting arrangement or similar arrangement	151,478	—	151,478	—	—	151,478
Total derivatives	414,827	—	414,827	70,322	99,199	245,306
Total Assets	$414,827	$—	$414,827	$70,322	$99,199	$245,306

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

	Gross Amounts of	Gross Amounts Offset in the Statement of	Net Amounts of Liabilities Presented in the Statement of	Gross Amounts Not Offset in the Statement of Financial Position
	Recognized Liabilities	Financial Position	Financial Position	Financial Instruments	Collateral Posted	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Liabilities
Derivatives:
Free-Standing derivatives	$125,519	$—	$125,519	$70,322	$47,856	$7,341
Total derivatives, subject to a master netting arrangement or similar arrangement	125,519	—	125,519	70,322	47,856	7,341
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative — Modco reinsurance treaties	32,828	—	32,828	—	—	32,828
Funds withheld derivative	95,142	—	95,142	—	—	95,142
Embedded derivative — GLWB	97,528	—	97,528	—	—	97,528
Embedded derivative — FIA	217,288	—	217,288	—	—	217,288
Embedded derivative — IUL	90,231	—	90,231	—	—	90,231
Other	252	—	252	—	—	252
Total derivatives, not subject to a master netting arrangement or similar arrangement	533,269	—	533,269	—	—	533,269
Total derivatives	658,788	—	658,788	70,322	47,856	540,610
Repurchase agreements(1)	418,090	—	418,090	—	—	418,090
Total Liabilities	$1,076,878	$—	$1,076,878	$70,322	$47,856	$958,700

(1)  Borrowings under repurchase agreements are for a term less than 90 days.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

The tables below present the derivative instruments by assets and liabilities for the Company as of December 31, 2017.

	Gross Amounts of	Gross Amounts Offset in the Statement of	Net Amounts of Assets Presented in the Statement of	Gross Amounts Not Offset in the Statement of Financial Position
	Recognized Assets	Financial Position	Financial Position	Financial Instruments	Collateral Received	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Assets
Derivatives:
Free-Standing derivatives	$468,871	$—	$468,871	$242,105	$108,830	$117,936
Total derivatives, subject to a master netting arrangement or similar arrangement	468,871	—	468,871	242,105	108,830	117,936
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative — Modco reinsurance treaties	1,009	—	1,009	—	—	1,009
Embedded derivative — GLWB	67,879	—	67,879	—	—	67,879
Derivatives with PLC	91,578	—	91,578	—	—	91,578
Other	200	—	200	—	—	200
Total derivatives, not subject to a master netting arrangement or similar arrangement	160,666	—	160,666	—	—	160,666
Total derivatives	629,537	—	629,537	242,105	108,830	278,602
Total Assets	$629,537	$—	$629,537	$242,105	$108,830	$278,602

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

	Gross Amounts of	Gross Amounts Offset in the Statement of	Net Amounts of Liabilities Presented in the Statement of	Gross Amounts Not Offset in the Statement of Financial Position
	Recognized Liabilities	Financial Position	Financial Position	Financial Instruments	Collateral Posted	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Liabilities
Derivatives:
Free-Standing derivatives	$246,682	$—	$246,682	$242,105	$4,577	$—
Total derivatives, subject to a master netting arrangement or similar arrangement	246,682	—	246,682	242,105	4,577	—
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative — Modco reinsurance treaties	215,247	—	215,247	—	—	215,247
Funds withheld derivative	61,729	—	61,729	—	—	61,729
Embedded derivative — GLWB	83,427	—	83,427	—	—	83,427
Embedded derivative — FIA	218,676	—	218,676	—	—	218,676
Embedded derivative — IUL	80,212	—	80,212	—	—	80,212
Total derivatives, not subject to a master netting arrangement or similar arrangement	659,291	—	659,291	—	—	659,291
Total derivatives	905,973	—	905,973	242,105	4,577	659,291
Repurchase agreements(1)	885,000	—	885,000	—	—	885,000
Total Liabilities	$1,790,973	$—	$1,790,973	$242,105	$4,577	$1,544,291

(1)  Borrowings under repurchase agreements are for a term less than 90 days.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  MORTGAGE LOANS

Mortgage Loans

The Company invests a portion of its investment portfolio in commercial mortgage loans. As of December 31, 2018, the Company's mortgage loan holdings were approximately $7.7 billion. The Company has specialized in making loans on credit-oriented commercial properties, credit-anchored strip shopping centers, senior living facilities, and apartments. The Company's underwriting procedures relative to its commercial loan portfolio are based, in the Company's view, on a conservative and disciplined approach. The Company concentrates on a small number of commercial real estate asset types associated with the necessities of life (retail, multi-family, senior living, professional office buildings, and warehouses). The Company believes that these asset types tend to weather economic downturns better than other commercial asset classes in which it has chosen not to participate. The Company believes this disciplined approach has helped to maintain a relatively low delinquency and foreclosure rate throughout its history. The majority of the Company's mortgage loans portfolio was underwritten by the Company. From time to time, the Company may acquire loans in conjunction with an acquisition.

The Company's commercial mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income.

The following table includes a breakdown of the Company's commercial mortgage loan portfolio by property type as of December 31, 2018:

Type	Percentage of Mortgage Loans on Real Estate
Retail	45.0%
Office Buildings	13.2
Apartments	10.2
Warehouses	11.3
Senior housing	15.8
Other	4.5
100.0%

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  MORTGAGE LOANS — (Continued)

The Company specializes in originating mortgage loans on either credit-oriented or credit-anchored commercial properties. No single tenant's exposure represents more than 1.2% of mortgage loans. Approximately 62.5% of the mortgage loans are on properties located in the following states:

State	Percentage of Mortgage Loans on Real Estate
Florida	8.8%
Alabama	8.6
Texas	7.5
Georgia	7.3
California	7.2
Michigan	4.8
Tennessee	4.7
Utah	4.7
Ohio	4.5
North Carolina	4.4
62.5%

During the year ended December 31, 2018, the Company funded approximately $1.5 billion of new loans, with an average loan size of $9.1 million. The average size mortgage loan in the portfolio as of December 31, 2018, was $4.4 million and the weighted-average interest rate was 4.6%. The largest single mortgage loan at December 31, 2018 was $48.8 million.

Certain of the mortgage loans have call options that occur within the next 10 years. However, if interest rates were to significantly increase, we may be unable to exercise the call options on our existing mortgage loans commensurate with the significantly increased market rates. Assuming the loans are called at their next call dates, approximately $109.8 million would become due in 2019, $819.4 million in 2020 through 2024, and $61.2 million in 2025 through 2029.

The Company offers a type of commercial mortgage loan under which the Company will permit a loan-to-value ratio of up to 85% in exchange for a participating interest in the cash flows from the underlying real estate. As of December 31, 2018 and 2017, approximately $700.6 million and $669.3 million, respectively, of the Company's mortgage loans have this participation feature. Cash flows received as a result of this participation feature are recorded as interest income when received. During the years ended December 31, 2018, 2017, and 2016, the Company recognized $29.4 million, $37.2 million, and $16.7 million of participating mortgage loan income, respectively.

As of December 31, 2018, approximately $3.0 million of invested assets consisted of nonperforming mortgage loans, restructured mortgage loans, or mortgage loans that were foreclosed and were converted to real estate properties. The Company does not expect these investments to adversely affect its liquidity or ability to maintain proper matching of assets and liabilities. During the year ended December 31, 2018, certain mortgage loan transactions occurred that were accounted for as troubled debt restructurings. For all mortgage loans, the impact of troubled debt restructurings is generally reflected in our investment balance and in the allowance for mortgage loan credit losses. During the year ended December 31, 2018, the Company recognized one troubled debt restructuring transaction as a result of the Company granting a concession to a borrower which included loan terms unavailable

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  MORTGAGE LOANS — (Continued)

from other lenders. The concession was the result of agreements between the creditor and the debtor. The Company did not identify any loans whose principal was permanently impaired during the year ended December 31, 2018.

As of December 31, 2017, approximately $6.5 million of invested assets consisted of nonperforming, restructured, or mortgage loans that were foreclosed and were converted to real estate properties. The Company does not expect these investments to adversely affect its liquidity or ability to maintain proper matching of assets and liabilities. During the year ended December 31, 2017, certain mortgage loan transactions occurred that were accounted for as troubled debt restructurings. For all mortgage loans, the impact of troubled debt restructurings is generally reflected in our investment balance and in the allowance for mortgage loan credit losses. During the year ended December 31, 2017, the Company recognized two troubled debt restructurings as a result of the Company granting concessions to borrowers which included loans terms unavailable from other lenders. These concessions were the result of agreements between the creditor and the debtor. The Company did not identify any loans whose principal was permanently impaired during the year ended December 31, 2017.

As of December 31, 2016, approximately $1.5 million invested assets consisted of nonperforming, restructured, or mortgage loans that were foreclosed and were converted to real estate properties. The Company does not expect these investments to adversely affect its liquidity or ability to maintain proper matching of assets and liabilities. During the year ended December 31, 2016, certain mortgage loan transactions occurred that were accounted for as troubled debt restructurings. For all mortgage loans, the impact of troubled debt restructurings is generally reflected in our investment balance and in the allowance for mortgage loan credit losses. During the year ended December 31, 2016, the Company recognized a troubled debt restructuring as a result of the Company granting a concession to a borrower which included loans terms unavailable from other lenders and reduced the expected cash flows on the loan. This concession was the result of agreements between the creditor and the debtor. The Company did not identify any loans whose principal was permanently impaired during the year ended December 31, 2016.

As of December 31, 2018, there was an allowance for mortgage loan credit losses of $1.3 million and as of December 31, 2017, there were no allowances for mortgage loan credit losses. Due to the Company's loss experience and nature of the loan portfolio, the Company believes that a collectively evaluated allowance would be inappropriate. The Company believes an allowance calculated through an analysis of specific loans that are believed to have a higher risk of credit impairment provides a more accurate presentation of expected losses in the portfolio and is consistent with the applicable guidance for loan impairments in ASC Subtopic 310. Since the Company uses the specific identification method for calculating the allowance, it is necessary to review the economic situation of each borrower to determine those that have higher risk of credit impairment. The Company has a team of professionals that monitors borrower conditions such as payment practices, borrower credit, operating performance, and property conditions, as well as ensuring the timely payment of property taxes and insurance. Through this monitoring process, the Company assesses the risk of each loan. When issues are identified, the severity of the issues are assessed and reviewed for possible credit impairment. If a loss is probable, an expected loss calculation is performed and an allowance is established for that loan based on the expected loss. The expected loss is calculated as the excess carrying value of a loan over either the present value of expected future cash flows discounted at the loan's original effective interest rate, or the current estimated fair value of the loan's underlying

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  MORTGAGE LOANS — (Continued)

collateral. A loan may be subsequently charged off at such point that the Company no longer expects to receive cash payments, the present value of future expected payments of the renegotiated loan is less than the current principal balance, or at such time that the Company is party to foreclosure or bankruptcy proceedings associated with the borrower and does not expect to recover the principal balance of the loan.

A charge off is recorded by eliminating the allowance against the mortgage loan and recording the renegotiated loan or the collateral property related to the loan as investment real estate on the balance sheet, which is carried at the lower of the appraised fair value of the property or the unpaid principal balance of the loan, less estimated selling costs associated with the property:

	As of December 31,
	2018	2017
	(Dollars In Thousands)
Beginning balance	$—	$724
Charge offs	—	(6,708)
Recoveries	(209)	(731)
Provision	1,505	6,715
Ending balance	$1,296	$—

It is the Company's policy to cease accruing interest on loans that are over 90 days delinquent. For loans less than 90 days delinquent, interest is accrued unless it is determined that the accrued interest is not collectible. If a loan becomes over 90 days delinquent, it is the Company's general policy to initiate foreclosure proceedings unless a workout arrangement to bring the loan current is in place. For loans subject to a pooling and servicing agreement, there are certain additional restrictions and/or requirements related to workout proceedings, and as such, these loans may have different attributes and/or circumstances affecting the status of delinquency or categorization of those in nonperforming status. An analysis of the delinquent loans is shown in the following chart:

	30-59 Days Delinquent	60-89 Days Delinquent	Greater than 90 Days Delinquent	Total Delinquent
	(Dollars In Thousands)
As of December 31, 2018
Commercial mortgage loans	$1,044	$—	$1,234	$2,278
Number of delinquent commercial mortgage loans	4	—	1	5
As of December 31, 2017
Commercial mortgage loans	$1,817	$—	$—	$1,817
Number of delinquent commercial mortgage loans	2	—	—	2

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  MORTGAGE LOANS — (Continued)

The Company's commercial mortgage loan portfolio consists of mortgage loans that are collateralized by real estate. Due to the collateralized nature of the loans, any assessment of impairment and ultimate loss given a default on the loans is based upon a consideration of the estimated fair value of the real estate. The Company limits accrued interest income on impaired loans to ninety days of interest. Once accrued interest on the impaired loan is received, interest income is recognized on a cash basis. For information regarding impaired loans, please refer to the following chart:

	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized	Cash Basis Interest Income
(Dollars In Thousands)
As of December 31, 2018
Commercial mortgage loans:
With no related allowance recorded	$—	$—	$—	$—	$—	$—
With an allowance recorded	5,684	5,309	1,296	1,895	267	293
As of December 31, 2017
Commercial mortgage loans:
With no related allowance recorded	$—	$—	$—	$—	$—	$—
With an allowance recorded	—	—	—	—	—	—

Mortgage loans that were modified in a troubled debt restructuring as of December 31, 2018 and 2017 were as follows:

	Number of contracts	Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment
	(Dollars In Thousands)
As of December 31, 2018
Troubled debt restructuring:
Commercial mortgage loans	1	$2,688	$1,742
As of December 31, 2017
Troubled debt restructuring:
Commercial mortgage loans	1	$418	$418

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

Deferred Policy Acquisition Costs

The balances and changes in DAC are as follows:

	As of December 31,
	2018	2017
	(Dollars In Thousands)
Balance, beginning of period	$843,448	$576,685
Capitalization of commissions, sales, and issue expenses	446,593	335,601
Amortization	(133,500)	(53,604)
Change due to unrealized investment gains and losses	56,153	(15,234)
Implementation of ASU 2014-09	135,919	—
Balance, end of period	$1,348,613	$843,448

Value of Business Acquired

The balances and changes in VOBA are as follows:

	As of December 31,
	2018	2017
	(Dollars In Thousands)
Balance, beginning of period	$1,361,953	$1,447,839
Acquisitions	336,862	—
Amortization	(92,566)	(25,839)
Change due to unrealized investment gains and losses	71,468	(60,047)
Balance, end of period	$1,677,717	$1,361,953

Based on the balance recorded as of December 31, 2018, the expected amortization of VOBA for the next five years is as follows:

Years	Expected Amortization
(Dollars In Thousands)
2019	$140,445
2020	128,876
2021	114,252
2022	104,148
2023	94,741

11.  GOODWILL

During the fourth quarter of 2018, the Company performed its annual qualitative evaluation of goodwill based on the circumstances that existed as of October 1, 2018 and determined that there was no indication that its segment goodwill was more likely than not impaired and no adjustment to impair goodwill was necessary. The Company has assessed whether events have occurred subsequent to October 1, 2018 that would impact the Company's conclusion and no such events were identified. After consideration of applicable factors and circumstances noted as part of the annual assessment, the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  GOODWILL — (Continued)

Company determined that no triggering events had occurred and it was more likely than not that the increase in the fair value of the reporting unit would exceed the increase in the carrying value of the reporting units.

As of December 31, 2018, the Company increased its goodwill balance by approximately $32.0 million. Refer to Note 1, Basis of Presentation for additional information. As of December 31, 2018, the balance of goodwill for the Company was $825.5 million.

12.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues variable universal life and VA products through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. The Company also offers, for our VA products, certain GMDB. The most significant of these guarantees involve 1) return of the highest anniversary date account value, or 2) return of the greater of the highest anniversary date account value or the last anniversary date account value compounded at 5% interest or 3) return of premium. The GLWB rider provides the contract holder with protection against certain adverse market impacts on the amount they can withdraw and is classified as an embedded derivative and is carried at fair value on the Company's balance sheet. The VA separate account balances subject to GLWB were $8.4 billion and $9.7 billion as of December 31, 2018 and 2017, respectively. For more information regarding the valuation of and income impact of GLWB, please refer to Note 2, Summary of Significant Accounting Policies, Note 6, Fair Value of Financial Instruments, and Note 7, Derivative Financial Instruments.

The GMDB reserve is calculated by applying a benefit ratio, equal to the present value of total expected GMDB claims divided by the present value of total expected contract assessments, to cumulative contract assessments. This amount is then adjusted by the amount of cumulative GMDB claims paid and accrued interest. Assumptions used in the calculation of the GMDB reserve were as follows: mean investment performance of 6.51%, age-based mortality from the Ruark 2015 ALB table adjusted for company and industry experience, lapse rates determined by a dynamic formula, and an average discount rate of 4.8%. Changes in the GMDB reserve are included in benefits and settlement expenses in the accompanying consolidated statements of income.

The VA separate account balances subject to GMDB were $11.8 billion and $13.7 billion as of December 31, 2018 and 2017, respectively. The total GMDB amount payable based on VA account balances as of December 31, 2018, was $340.6 million (including $274.4 million in the Annuities segment and $66.2 million in the Acquisitions segment) with a GMDB reserve of $39.2 million and $5.1 million in the Annuities and Acquisitions segment, respectively. The average attained age of contract holders as of December 31, 2018 for the Company was 71 years.

These amounts exclude certain VA business which has been 100% reinsured to Commonwealth Annuity and Life Insurance Company (formerly known as Allmerica Financial Life Insurance and Annuity Company) ("CALIC") under a Modco agreement. The guaranteed amount payable associated with the annuities reinsured to CALIC was $12.3 million and is included in the Acquisitions segment. The average attained age of contract holders as of December 31, 2018, was 68 years.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS — (Continued)

Activity relating to GMDB reserves (excluding those 100% reinsured under the Modco agreement) is as follows:

	For The Year Ended December 31,
	2018	2017	2016
	(Dollars In Thousands)
Beginning balance	$26,934	$27,835	$29,931
Incurred guarantee benefits	11,065	(181)	(682)
Less: Paid guarantee benefits	3,299	720	1,414
Ending balance	$34,700	$26,934	$27,835

Account balances of variable annuities with guarantees invested in variable annuity separate accounts are as follows:

	As of December 31,
	2018	2017
	(Dollars In Thousands)
Equity mutual funds	$5,300,024	$8,914,637
Fixed income mutual funds	6,568,575	4,820,349
Total	$11,868,599	$13,734,986

Certain of the Company's fixed annuities and universal life products have a sales inducement in the form of a retroactive interest credit ("RIC"). In addition, certain annuity contracts provide a sales inducement in the form of a bonus interest credit. The Company maintains a reserve for all interest credits earned to date. The Company defers the expense associated with the RIC and bonus interest credits each period and amortizes these costs in a manner similar to that used for DAC.

Activity in the Company's deferred sales inducement asset was as follows:

	For The Year Ended December 31,
	2018	2017	2016
	(Dollars In Thousands)
Deferred asset, beginning of period	$30,956	$22,497	$11,756
Amounts deferred	13,336	14,246	16,212
Amortization	(4,715)	(5,787)	(5,471)
Deferred asset, end of period	$39,577	$30,956	$22,497

13.  REINSURANCE

The Company reinsures certain of its risks with (cedes), and assumes risks from, other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Under yearly renewable term agreements, the Company reinsures only the mortality risk, while under coinsurance the Company reinsures a proportionate share of all risks arising under the reinsured policy. Under coinsurance, the reinsurer receives a proportionate share of the premiums less commissions and is liable for a corresponding share of all benefit payments. Modified coinsurance is accounted for in a manner similar to coinsurance except that the liability for future policy benefits is held by the ceding company, and settlements are made on a net basis between the companies.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  REINSURANCE — (Continued)

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to us under the terms of the reinsurance agreements. The Company monitors the concentration of credit risk the Company has with any reinsurer, as well as the financial condition of its reinsurers. As of December 31, 2018, the Company had reinsured approximately 34% of the face value of its life insurance in-force. The Company has reinsured approximately 15% of the face value of its life insurance in-force with the following three reinsurers:

•  Security Life of Denver Insurance Co. (currently administered by Hannover Re)

•  Swiss Re Life & Health America Inc.

•  The Lincoln National Life Insurance Co. (currently administered by Swiss Re Life & Health America Inc.)

The Company has not experienced any credit losses for the years ended December 31, 2018, 2017, or 2016 related to these reinsurers. The Company has set limits on the amount of insurance retained on the life of any one person. The amount of insurance retained by the Company on any one life on traditional life insurance was $500,000 in years prior to mid-2005. In 2005, this retention amount was increased to $1,000,000 for certain policies, and during 2008, it was increased to $2,000,000 for certain policies. During 2016, the retention amount was increased to $5,000,000.

Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short- and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with reinsured policies.

The following table presents the net life insurance in-force:

	As of December 31,
	2018	2017
	(Dollars In Thousands)
Direct life insurance in-force	$765,986,223	$751,512,468
Amounts assumed from other companies	135,407,408	110,205,190
Amounts ceded to other companies	(302,149,614)	(328,377,398)
Net life insurance in-force	$599,244,017	$533,340,260
Percentage of amount assumed to net	23%	21%

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  REINSURANCE — (Continued)

The following table reflects the effect of reinsurance on life, accident/health, and property and liability insurance premiums written and earned:

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount
	(Dollars In Thousands)
For The Year Ended December 31, 2018
Premiums and policy fees:
Life insurance	$2,681,191	$(1,249,906)	$626,283	$2,057,568	(1)
Accident/health insurance	47,028	(30,126)	12,826	29,728
Property and liability insurance	284,323	(103,478)	4,857	185,702
Total	$3,012,542	$(1,383,510)	$643,966	$2,272,998
For The Year Ended December 31, 2017
Premiums and policy fees:
Life insurance	$2,655,846	$(1,230,258)	$435,113	$1,860,701	(1)
Accident/health insurance	51,991	(33,052)	14,946	33,885
Property and liability insurance	288,809	(103,786)	9,657	194,680
Total	$2,996,646	$(1,367,096)	$459,716	$2,089,266
For The Year Ended December 31, 2016
Premiums and policy fees:
Life insurance	$2,610,682	$(1,207,159)	$454,999	$1,858,522	(1)
Accident/health insurance	58,076	(36,935)	17,439	38,580
Property and liability insurance	242,517	(86,629)	5,706	161,594
Total	$2,911,275	$(1,330,723)	$478,144	$2,058,696

(1)  Includes annuity policy fees of $177.1 million, $173.5 million, and $80.1 million, for the years ended December 31, 2018, 2017, and 2016, respectively.

As of December 31, 2018 and 2017, policy and claim reserves relating to insurance ceded of $4.5 billion and $4.8 billion, respectively, are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, the Company would be obligated to pay such claims. As of December 31, 2018 and 2017, the Company had paid $116.1 million and $96.6 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, as of December 31, 2018 and 2017, the Company had receivables of $64.8 million and $65.1 million, respectively, related to insurance assumed.

The Company's third party reinsurance receivables amounted to $4.5 billion and $4.8 billion as of December 31, 2018 and 2017, respectively. These amounts include ceded reserve balances and

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  REINSURANCE — (Continued)

ceded benefit payments. The ceded benefit payments are recoverable from reinsurers. The following table sets forth the receivables attributable to our more significant reinsurance partners:

	As of December 31,
	2018		2017
	Reinsurance Receivable	A.M. Best Rating	Reinsurance Receivable	A.M. Best Rating
	(Dollars In Millions)
Security Life of Denver Insurance Company	$722.2	A	$740.8	A
Swiss Re Life & Health America, Inc.	603.8	A+	614.8	A+
Lincoln National Life Insurance Co.	461.1	A+	489.1	A+
SCOR Global Life(1)	317.2	A+	331.8	A+
Transamerica Life Insurance Co.	301.0	A+	335.6	A+
RGA Reinsurance Company	260.5	A+	278.3	A+
American United Life Insurance Company	242.8	A+	266.7	A+
Centre Reinsurance (Bermuda) Ltd	197.4	NR	212.2	NR
The Canada Life Assurance Company	188.2	A+	186.1	A+
Employers Reassurance Corporation	178.4	B+	193.9	A-

(1)  Includes SCOR Global Life Americas Reinsurance Company, SCOR Global Life USA Reinsurance Co, and SCOR Global Life Reinsurance Co of Delaware

The Company's reinsurance contracts typically do not have a fixed term. In general, the reinsurers' ability to terminate coverage for existing cessions is limited to such circumstances as material breach of contract or non-payment of premiums by the ceding company. The reinsurance contracts generally contain provisions intended to provide the ceding company with the ability to cede future business on a basis consistent with historical terms. However, either party may terminate any of the contracts with respect to future business upon appropriate notice to the other party.

Generally, the reinsurance contracts do not limit the overall amount of the loss that can be incurred by the reinsurer. The amount of liabilities ceded under contracts that provide for the payment of experience refunds is immaterial.

14.  DEBT AND OTHER OBLIGATIONS

Under a revolving line of credit arrangement that was in effect until May 3, 2018 (the "2015 Credit Facility"), the Company had the ability to borrow on an unsecured basis up to an aggregate principal amount of $1.0 billion. The Company had the right in certain circumstances to request that the commitment under the Credit Facility be increased up to a maximum principal amount of $1.25 billion. Balances outstanding under the 2015 Credit Facility accrued interest at a rate equal to, at the option of the Borrowers, (i) LIBOR plus a spread based on the ratings of PLC's Senior Debt, or (ii) the sum of (A) a rate equal to the highest of (x) the Administrative Agent's prime rate, (y) 0.50% above the Funds rate, or (z) the one-month LIBOR plus 1.00% and (B) a spread based on the ratings of PLC's Senior Debt. The 2015 Credit Facility also provided for a facility fee at a rate that varies with the ratings of the Company's Senior Debt and that is calculated on the aggregate amount of commitments under the 2015 Credit Facility, whether used or unused. The annual facility fee rate was 0.125% of the aggregate

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  DEBT AND OTHER OBLIGATIONS — (Continued)

principal amount. The Credit Facility provided that PLC was liable for the full amount of any obligations for borrowings or letters of credit, including those of the Company, under the 2015 Credit Facility. The maturity date of the 2015 Credit Facility was February 2, 2020.

On May 3, 2018, the Company amended the 2015 Credit Facility (as amended, the "Credit Facility"). Under the Credit Facility, the Company has the ability to borrow on an unsecured basis up to an aggregate principal amount of $1.0 billion. The Company has the right in certain circumstances to request that the commitment under the Credit Facility be increased up to a maximum principal amount of $1.5 billion. Balances outstanding under the Credit Facility accrue interest at a rate equal to, at the option of the Borrowers, (i) LIBOR plus a spread based on the ratings of PLC's Senior Debt, or (ii) the sum of (A) a rate equal to the highest of (x) the Administrative Agent's Prime rate, (y) 0.50% above the Funds rate, or (z) the one-month LIBOR plus 1.00% and (B) a spread based on the ratings of PLC's Senior Debt. The Credit Facility also provided for a facility fee at a rate that varies with the ratings of PLC's Senior Debt and that is calculated on the aggregate amount of commitments under the Credit Facility, whether used or unused. The annual facility fee rate is 0.125% of the aggregate principal amount. The Credit Facility provides that PLC is liable for the full amount of any obligations for borrowings or letters of credit, including those of the Company, under the Credit Facility. The maturity date of the Credit Facility is May 3, 2023. The Company is not aware of any non-compliance with the financial debt covenants of the Credit Facility as of December 31, 2018. PLC did not have an outstanding balance on the Credit Facility as of December 31, 2018.

During 2018, PLICO issued $110.0 million of Subordinated Funding Obligations at a rate of 3.55% due 2038. These obligations are non-recourse to the Company.

Non-Recourse Funding Obligations

Golden Gate Captive Insurance Company

On January 15, 2016, Golden Gate Captive Insurance Company ("Golden Gate"), a Vermont special purpose financial insurance company and a wholly owned subsidiary of the Company, and Steel City, LLC ("Steel City"), a newly formed wholly owned subsidiary of PLC, entered into an 18-year transaction to finance $2.188 billion of "XXX" reserves related to the acquired GLAIC Block and the other term life insurance business reinsured to Golden Gate by the Company and WCL, a direct wholly owned subsidiary of the Company. Steel City issued notes (the "Steel City Notes") with an aggregate initial principal amount of $2.188 billion to Golden Gate in exchange for a surplus note issued by Golden Gate with an initial principal amount of $2.188 billion. Through the structure, Hannover Life Reassurance Company of America (Bermuda) Ltd., The Canada Life Assurance Company (Barbados Branch) and Nomura Americas Re Ltd. (collectively, the "Risk-Takers") provide credit enhancement to the Steel City Notes for the 18-year term in exchange for credit enhancement fees. The transaction is "non-recourse" to PLC, WCL, and the Company, meaning that none of these companies, other than Golden Gate, are liable to reimburse the Risk-Takers for any credit enhancement payments required to be made. As of December 31, 2018, the aggregate principal balance of the Steel City Notes was $1.883 billion. In connection with this transaction, PLC has entered into certain support agreements under which it guarantees or otherwise supports certain obligations of Golden Gate or Steel City including a guarantee of the fees to the Risk-Takers. The support agreements provide that amounts would become payable by PLC if Golden Gate's annual general corporate expenses were higher than modeled amounts, certain reinsurance rates applicable to the subject business increase beyond

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  DEBT AND OTHER OBLIGATIONS — (Continued)

modeled amounts or in the event write-downs due to other-than-temporary impairments on assets held in certain accounts exceed defined threshold levels. Additionally, PLC has entered into a separate agreement to guarantee payment of certain fee amounts in connection with the credit enhancement of the Steel City Notes. As of December 31, 2018, no payments have been made under these agreements.

In connection with the transaction outlined above, Golden Gate had a $1.883 billion outstanding non-recourse funding obligation as of December 31, 2018. This non-recourse funding obligation matures in 2039 and accrues interest at a fixed annual rate of 4.75%.

Golden Gate II Captive Insurance Company

Golden Gate II Captive Insurance Company ("Golden Gate II"), a South Carolina special purpose financial captive insurance company and wholly owned subsidiary, had $575 million of non-recourse funding obligations as of December 31, 2018 . These outstanding non-recourse funding obligations were issued to special purpose trusts, which in turn issued securities to third parties. Certain of our affiliates own a portion of these securities. As of December 31, 2018, securities related to $20.6 million of the balance of the non-recourse funding obligations were held by external parties, securities related to $309.3 million of the non-recourse funding obligations were held by nonconsolidated affiliates, and $245.1 million were held by consolidated subsidiaries of the Company. PLC has entered into certain support agreements with Golden Gate II obligating it to make capital contributions or provide support related to certain of Golden Gate II's expenses and in certain circumstances, to collateralize certain of PLC's obligations to Golden Gate II. These support agreements provide that amounts would become payable by PLC to Golden Gate II if its annual general corporate expenses were higher than modeled amounts or if Golden Gate II's investment income on certain investments or premium income was below certain actuarially determined amounts. The Company made a payment of $0.6 million under the Interest Support Agreement during the second quarter of 2018. In addition, certain Interest Support Agreement obligations to the Company of approximately $4.9 million have been collateralized by PLC under the terms of that agreement. As of December 31, 2018, no payments have been received under the YRT Premium Support Agreement. Re-evaluation and, if necessary, adjustments of any support agreement collateralization amounts occur annually during the first quarter pursuant to the terms of the support agreements.

During the year ended December 31, 2018, the Company and its affiliates repurchased $38.0 million of its outstanding non-recourse obligations, at a discount. During the year ended December 31, 2017, the Company and its affiliates did not repurchase any of its outstanding non-recourse funding obligations.

Golden Gate V Vermont Captive Insurance Company

On October 10, 2012, Golden Gate V Vermont Captive Insurance Company ("Golden Gate V"), a Vermont special purpose financial insurance company and Red Mountain, LLC ("Red Mountain"), both wholly owned subsidiaries, entered into a 20-year transaction to finance up to $945 million of "AXXX" reserves related to a block of universal life insurance policies with secondary guarantees issued by the Company and its subsidiary, West Coast Life Insurance Company ("WCL"). Golden Gate V issued non-recourse funding obligations to Red Mountain, and Red Mountain issued a note with an initial principal amount of $275 million, increasing to a maximum of $945 million in 2027, to Golden Gate V for deposit to a reinsurance trust supporting Golden Gate V's obligations under a reinsurance agreement with WCL, pursuant to which WCL cedes liabilities relating to the policies of WCL and retrocedes liabilities

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  DEBT AND OTHER OBLIGATIONS — (Continued)

relating to the policies of the Company. Through the structure, Hannover Life Reassurance Company of America ("Hannover Re"), the ultimate risk taker in the transaction, provides credit enhancement to the Red Mountain note for the 20-year term in exchange for a fee. The transaction is "non-recourse" to Golden Gate V, Red Mountain, WCL, PLC, and the Company, meaning that none of these companies are liable for the reimbursement of any credit enhancement payments required to be made. As of December 31, 2018, the principal balance of the Red Mountain note was $670 million. Future scheduled capital contributions to prefund credit enhancement fees amount to approximately $114.8 million and will be paid in annual installments through 2031. In connection with the transaction, PLC has entered into certain support agreements under which it guarantees or otherwise supports certain obligations of Golden Gate V or Red Mountain. The support agreements provide that amounts would become payable by PLC if Golden Gate V's annual general corporate expenses were higher than modeled amounts or in the event write-downs due to other-than-temporary impairments on assets held in certain accounts exceed defined threshold levels. Additionally, PLC has entered into separate agreements to indemnify Golden Gate V with respect to material adverse changes in non-guaranteed elements of insurance policies reinsured by Golden Gate V and to guarantee payment of certain fee amounts in connection with the credit enhancement of the Red Mountain note. As of December 31, 2018, no payments have been made under these agreements.

In connection with the transaction outlined above, Golden Gate V had a $670 million outstanding non-recourse funding obligation as of December 31, 2018. This non-recourse funding obligation matures in 2037, has scheduled increases in principal to a maximum of $945 million, and accrues interest at a fixed annual rate of 6.25%.

Non-recourse funding obligations outstanding, on a consolidated basis, are shown in the following table:

Issuer	Outstanding Principal	Carrying Value(1)	Maturity Year	Year-to-Date Weighted-Avg Interest Rate
	(Dollars In Thousands)
As of December 31, 2018
Golden Gate Captive Insurance Company(2)(3)	$1,883,000	$1,883,000	2039	4.75%
Golden Gate II Captive Insurance Company	329,949	273,535	2052	4.24%
Golden Gate V Vermont Captive Insurance Company(2)(3)	670,000	729,454	2037	5.12%
MONY Life Insurance Company(3)	1,091	2,340	2024	6.19%
Total	$2,884,040	$2,888,329

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  DEBT AND OTHER OBLIGATIONS — (Continued)

Issuer	Outstanding Principal	Carrying Value(1)	Maturity Year	Year-to-Date Weighted-Avg Interest Rate
	(Dollars In Thousands)
As of December 31, 2017
Golden Gate Captive Insurance Company(3)	$2,014,000	$2,014,000	2039	4.75%
Golden Gate II Captive Insurance Company	309,849	255,132	2052	1.30%
Golden Gate V Vermont Captive Insurance Company(3)	620,000	681,285	2037	5.12%
MONY Life Insurance Company(3)	1,091	2,405	2024	6.19%
Total	$2,944,940	$2,952,822

(1)  Carrying values include premiums and discounts and do no represent unpaid principal balances.

(2)  Obligations are issued to non-consolidated subsidiaries of PLC. These obligations collateralize certain held-to-maturity securities issued by wholly owned subsidiaries of the Company.

(3)  Fixed rate obligations

Letters of Credit

Golden Gate III Vermont Captive Insurance Company

On April 23, 2010, Golden Gate III Vermont Captive Insurance Company ("Golden Gate III"), a Vermont special purpose financial insurance company and wholly owned subsidiary of PLICO, entered into a Reimbursement Agreement (the "Reimbursement Agreement") with UBS AG, Stamford Branch ("UBS"), as issuing lender. Under the Reimbursement Agreement, UBS issued a letter of credit (the "LOC)") to a trust for the benefit of WCL. The Reimbursement Agreement has undergone three separate amendments and restatements. The Reimbursement Agreement's current effective date is June 25, 2014. The LOC balance reached its scheduled peak of $935 million in 2015. As of December 31, 2018, the LOC balance was $860 million. The term of the LOC is expected to be approximately 15 years from the original issuance date. This transaction is "non-recourse" to WCL, PLC, and the Company, meaning that none of these companies other than Golden Gate III are liable for reimbursement on a draw of the LOC. PLC has entered into certain support agreements with Golden Gate III obligating PLC to make capital contributions or provide support related to certain of Golden Gate III's expenses and in certain circumstances, to collateralize certain of PLC's obligations to Golden Gate III. Future scheduled capital contributions amount to approximately $70.0 million and will be paid in two installments with the last payment occurring in 2021. These contributions may be subject to potential offset against dividend payments as permitted under the terms of the Reimbursement Agreement. The support agreements provide that amounts would become payable by PLC to Golden Gate III if Golden Gate III's annual general corporate expenses were higher than modeled amounts or if specified catastrophic losses occur during defined time periods with respect to the policies reinsured by Golden Gate III. Pursuant to the terms of an amended and restated letter agreement with UBS, PLC has continued to guarantee the payment of fees to UBS as specified in the Reimbursement Agreement. As of December 31, 2018, no payments have been made under these agreements.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  DEBT AND OTHER OBLIGATIONS — (Continued)

Golden Gate IV Vermont Captive Insurance Company

Golden Gate IV Vermont Captive Insurance Company ("Golden Gate IV"), a Vermont special purpose financial insurance company and wholly owned subsidiary, is party to a Reimbursement Agreement with UBS AG, Stamford Branch, as issuing lender.

Under the Reimbursement Agreement, dated December 10, 2010, UBS issued an LOC in the initial amount of $270 million to a trust for the benefit of WCL. Pursuant to the terms of the Reimbursement Agreement, the LOC reached its scheduled peak amount of $790 million in 2016. As of December 31, 2018, the LOC balance was $770 million. The term of the LOC is expected to be 12 years from the original issuance date (stated maturity of December 30, 2022). The LOC was issued to support certain obligations of Golden Gate IV to WCL under an indemnity reinsurance agreement, pursuant to which WCL cedes liabilities relating to the policies of WCL and retrocedes liabilities relating to the policies of the Company. This transaction is "non-recourse" to WCL, PLC, and the Company, meaning that none of these companies other than Golden Gate IV are liable for reimbursement on a draw of the LOC. PLC has entered into certain support agreements with Golden Gate IV obligating PLC to make capital contributions or provide support related to certain of Golden Gate IV's expenses and in certain circumstances, to collateralize certain of PLC's obligations to Golden Gate IV. The support agreements provide that amounts would become payable by PLC to Golden Gate IV if Golden Gate IV's annual general corporate expenses were higher than modeled amounts or if specified catastrophic losses occur during defined time periods with respect to the policies reinsured by Golden Gate IV. PLC has also entered into a separate agreement to guarantee the payments of LOC fees under the terms of the Reimbursement Agreement. As of December 31, 2018, no payments have been made under these agreements.

Secured Financing Transactions

Repurchase Program Borrowings

While the Company anticipates that the cash flows of its operating subsidiaries will be sufficient to meet its investment commitments and operating cash needs in a normal credit market environment, the Company recognizes that investment commitments scheduled to be funded may, from time to time, exceed the funds then available. Therefore, the Company has established repurchase agreement programs for certain of its insurance subsidiaries to provide liquidity when needed. The Company expects that the rate received on its investments will equal or exceed its borrowing rate. Under this program, the Company may, from time to time, sell an investment security at a specific price and agree to repurchase that security at another specified price at a later date. These borrowings are typically for a term less than 90 days. The market value of securities to be repurchased is monitored and collateral levels are adjusted where appropriate to protect the counterparty against credit exposure. Cash received is invested in fixed maturity securities, and the agreements provided for net settlement in the event of default or on termination of the agreements. As of December 31, 2018, the fair value of securities pledged under the repurchase program was $451.9 million and the repurchase obligation of $418.1 million was included in the Company's consolidated balance sheets (at an average borrowing rate of 245 basis points). During the year ended December 31, 2018, the maximum balance outstanding at any one point in time related to these programs was $885.0 million. The average daily balance was $511.4 million (at an average borrowing rate of 184 basis points) during the year ended December 31,

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  DEBT AND OTHER OBLIGATIONS — (Continued)

2018. During the year ended December 31, 2017, the maximum balance outstanding at any one point in time related to these programs was $988.5 million. The average daily balance was $624.7 million (at an average borrowing rate of 101 basis points) during the year ended December 31, 2017.

Securities Lending

The Company participates in securities lending, primarily as an investment yield enhancement, whereby securities that are held as investments are loaned out to third parties for short periods of time. The Company requires initial collateral of 102% of the market value of the loaned securities to be separately maintained. The loaned securities' market value is monitored on a daily basis. As of December 31, 2018, securities with a market value of $72.2 million were loaned under this program. As collateral for the loaned securities, the Company receives short-term investments, which are recorded in "short-term investments" with a corresponding liability recorded in "secured financing liabilities" to account for its obligation to return the collateral. As of December 31, 2018, the fair value of the collateral related to this program was $77.2 million and the Company has an obligation to return $77.2 million of collateral to the securities borrowers.

The following table provides the fair value of collateral pledged for repurchase agreements, grouped by asset class, as of December 31, 2018 and December 31, 2017:

Repurchase Agreements, Securities Lending Transactions, and Repurchase-to-Maturity Transactions Accounted for as Secured Borrowings

	Remaining Contractual Maturity of the Agreements
	As of December 31, 2018
	(Dollars In Thousands)
	Overnight and Continuous	Up to 30 days	30-90 days	Greater Than 90 days	Total
Repurchase agreements and repurchase-to-maturity transactions
U.S. Treasury and agency securities	$433,182	$18,713	$—	$—	$451,895
Mortgage loans	—	—	—	—	—
Total repurchase agreements and repurchase-to-maturity transactions	$433,182	$18,713	$—	$—	$451,895
Fixed maturity securities	71,285	—	—	—	71,285
Equity securities	891	—	—	—	891
Redeemable preferred stock	—	—	—	—	—
Total securities lending transactions	72,176	—	—	—	72,176
Total securities	$505,358	$18,713	$—	$—	$524,071

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  DEBT AND OTHER OBLIGATIONS — (Continued)

Repurchase Agreements, Securities Lending Transactions, and Repurchase-to-Maturity Transactions Accounted for as Secured Borrowings

	Remaining Contractual Maturity of the Agreements
	As of December 31, 2017
	(Dollars In Thousands)
	Overnight and Continuous	Up to 30 days	30-90 days	Greater Than 90 days	Total
Repurchase agreements and repurchase-to-maturity transactions
U.S. Treasury and agency securities	$307,633	$—	$—	$—	$307,633
Mortgage loans	698,974	—	—	—	698,974
Total repurchase agreements and repurchase-to-maturity transactions	$1,006,607	$—	$—	$—	$1,006,607
Securities lending transactions
Corporate securities	118,817	—	—	—	118,817
Equity securities	5,699	—	—	—	5,699
Redeemable preferred stock	755	—	—	—	755
Total securities lending transactions	125,271	—	—	—	125,271
Total securities	$1,131,878	$—	$—	$—	$1,131,878

Other Obligations

The Company routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly.

Interest Expense

Interest expense is summarized as follows:

	For The Year Ended December 31,
	2018	2017	2016
	(Dollars In Millions)
Subordinated funding obligations	$2.6	$—	$—
Non-recourse funding obligations, other obligations, and repurchase agreements	$181.9	$177.7	$170.8
Total interest expense	$184.5	$177.7	$170.8

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  COMMITMENTS AND CONTINGENCIES

The Company leases administrative and marketing office space in approximately 17 cities (excluding the home office building), with most leases being for periods less than one year to nine years. The Company had rental expense of $11.3 million, and $11.7 million, and $11.4 million for the years ended December 31, 2018, 2017, and 2016, respectively. The aggregate annualized rent was approximately $11.3 million for the year ended December 31, 2018. The following is a schedule by year of future minimum rental payments required under these leases:

Year	Amount
(Dollars In Thousands)
2019	$5,454
2020	3,707
2021	3,393
2022	3,129
2023	3,171
Thereafter	5,418

Additionally, the Company previously leased a building contiguous to its home office. The lease was renewed in December 2013 and was extended to December 2018. At the end of the lease term in December 2018, the Company purchased the building for approximately $75 million. The building is recorded in property and equipment on the consolidated balance sheet.

As of December 31, 2018 and 2017, the Company had outstanding mortgage loan commitments of $685.3 million at an average rate of 4.42% and $572.3 million at an average rate of 4.14%, respectively.

Under the insurance guaranty fund laws in most states, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. From time to time, companies may be asked to contribute amounts beyond prescribed limits. It is possible that the Company could be assessed with respect to product lines not offered by the Company. In addition, legislation may be introduced in various states with respect to guaranty fund assessment laws related to insurance products, including long term care insurance and other specialty products, that increases the cost of future assessments or alters future premium tax offsets received in connection with guaranty fund assessments. The Company cannot predict the amount, nature or timing of any future assessments or legislation, any of which could have a material and adverse impact on the Company's financial condition or results of operations.

A number of civil jury verdicts have been returned against insurers, broker dealers and other providers of financial services involving sales, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, and other matters. Often these lawsuits have resulted in the award of substantial judgments that are disproportionate to the actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive and non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given lawsuit or arbitration. Arbitration awards are subject to very limited appellate review. In addition, in some class action and other lawsuits, companies have made material settlement payments. The financial services and insurance industries in particular are also sometimes the target of law enforcement and regulatory investigations relating to

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  COMMITMENTS AND CONTINGENCIES — (Continued)

the numerous laws and regulations that govern such companies. Some companies have been the subject of law enforcement or regulatory actions or other actions resulting from such investigations. The Company, in the ordinary course of business, is involved in such matters.

The Company establishes liabilities for litigation and regulatory actions when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. For matters where a loss is believed to be reasonably possible, but not probable, no liability is established. For such matters, the Company may provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. The Company reviews relevant information with respect to litigation and regulatory matters on a quarterly and annual basis and updates its established liabilities, disclosures and estimates of reasonably possible losses or range of loss based on such reviews.

The Company and certain of its insurance subsidiaries, as well as certain other insurance companies for which the Company has coinsured blocks of life insurance and annuity policies, are under audit for compliance with the unclaimed property laws of a number of states. The audits are being conducted on behalf of the treasury departments or unclaimed property administrators in such states. The focus of the audits is on whether there have been unreported deaths, maturities, or policies that have exceeded limiting age with respect to which death benefits or other payments under life insurance or annuity policies should be treated as unclaimed property that should be escheated to the state. The Company is presently unable to estimate the reasonably possible loss or range of loss that may result from the audits due to a number of factors, including uncertainty as to the legal theory or theories that may give rise to liability, the early stages of the audits being conducted, and uncertainty as to whether the Company or other companies are responsible for the liabilities, if any, arising in connection with certain co-insured policies. The Company will continue to monitor the matter for any developments that would make the loss contingency associated with the audits reasonably estimable.

The Company and certain of its subsidiaries are under a targeted multi-state examination with respect to their claims paying practices and their use of the U.S. Social Security Administration's Death Master File or similar databases (a "Death Database") to identify unreported deaths in their life insurance policies, annuity contracts and retained asset accounts. There is no clear basis in previously existing law for requiring a life insurer to search for unreported deaths in order to determine whether a benefit is owed, and substantial legal authority exists to support the position that the prevailing industry practice was lawful. A number of life insurers, however, have entered into settlement or consent agreements with state insurance regulators under which the life insurers agreed to implement procedures for periodically comparing their life insurance and annuity contracts and retained asset accounts against a Death Database, treating confirmed deaths as giving rise to a death benefit under their policies, locating beneficiaries and paying them the benefits and interest, escheating the benefits and interest to the state if the beneficiary could not be found, and paying penalties to the state, if required. It has been publicly reported that the life insurers have paid administrative and/or examination fees to the insurance regulators in connection with the settlement or consent agreements. The Company believes that insurance regulators could demand from the Company administrative and/or examination fees relating to the targeted multi-state examination. Based on publicly reported payments by other life insurers, the Company does not believe such fees, if assessed, would have a material effect on its financial statements.

Advance Trust & Life Escrow Services, LTA, as Securities Intermediary of Life Partners Position Holder Trust v. Protective Life Insurance Company, Case No. 2:18-CV-01290, is a putative class action that

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  COMMITMENTS AND CONTINGENCIES — (Continued)

was filed on August 13, 2018 in the United States District Court for the Northern District of Alabama. Plaintiff alleges that the Company required policyholders to pay unlawful and excessive cost of insurance charges. Plaintiff seeks to represent all owners of universal life and variable universal life policies issued or administered by the Company or its predecessors that provide that cost of insurance rates are to be determined based on expectations of future mortality experience. The plaintiff seeks class certification, compensatory damages, pre-judgment and post-judgment interest, costs, and other unspecified relief. The Company is vigorously defending this matter and cannot predict the outcome of or reasonably estimate the possible loss or range of loss that might result from this litigation.

16.  SHAREOWNER'S EQUITY

PLC owns all of the 2,000 shares of non-voting preferred stock issued by the Company's subsidiary, Protective Life and Annuity Insurance Company ("PL&A"). The stock pays, when and if declared, noncumulative participating dividends to the extent PL&A's statutory earnings for the immediately preceding fiscal year exceeded $1.0 million. In 2018, 2017, and 2016, PL&A paid no dividends to PLC on its preferred stock.

17.  EMPLOYEE BENEFIT PLANS

Qualified Pension Plan and Nonqualified Excess Pension Plan

PLC sponsors the Qualified Pension Plan covering substantially all of its employees, including those of the Company. Benefits are based on years of service and the employee's compensation.

Effective January 1, 2008, PLC made the following changes to its Qualified Pension Plan. These changes have been reflected in the computations within this note.

•  Employees hired after December 31, 2007 and any former employee hired after that date, will receive a cash balance benefit.

•  Employees active on December 31, 2007, with age plus years of vesting service less than 55 years, will receive a final pay-based pension benefit for service through December 31, 2007, plus a cash balance benefit for service after December 31, 2007.

•  Employees active on December 31, 2007, with age plus years of vesting service equaling or exceeding 55 years, will receive a final pay-based pension benefit for service both before and after December 31, 2007, with a modest reduction in the formula for benefits earned after December 31, 2007.

•  All participants terminating employment on or after December of 2007 may elect to receive a lump sum benefit.

PLC also sponsors a Nonqualified Excess Pension Plan, which is an unfunded nonqualified plan that provides defined pension benefits in excess of limits imposed on the Qualified Pension Plan by federal tax law.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  EMPLOYEE BENEFIT PLANS — (Continued)

The following table presents the benefit obligation, fair value of plan assets, funded status, and amounts not yet recognized as components of net periodic pension costs for PLC's defined benefit pension plan and unfunded excess benefit plan as of December 31, 2018 and 2017:

	December 31, 2018		December 31, 2017
	Qualified Pension Plan	Nonqualified Excess Pension Plan	Qualified Pension Plan	Nonqualified Excess Pension Plan
		(Dollars In Thousands)
Accumulated benefit obligation, end of year	$269,802	$46,299	$278,084	$50,149
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$300,423	$54,590	$265,848	$47,802
Service cost	13,185	1,415	12,011	1,350
Interest cost	9,830	1,436	9,846	1,480
Amendments	—	—	—	—
Actuarial (gain)/loss	(15,608)	(2,001)	26,539	7,861
Benefits paid	(19,701)	(8,095)	(13,821)	(3,903)
Projected benefit obligation at end of year	288,129	47,345	300,423	54,590
Change in plan assets:
Fair value of plan assets at beginning of year	260,926	—	201,843	—
Actual return on plan assets	(6,070)	—	29,404	—
Employer contributions(1)	18,800	8,095	43,500	3,903
Benefits paid(2)	(19,701)	(8,095)	(13,821)	(3,903)
Fair value of plan assets at end of year	253,955	—	260,926	—
After reflecting FASB guidance:
Funded status	(34,174)	(47,345)	(39,497)	(54,590)
Amounts recognized in the balance sheet:
Other liabilities	(34,174)	(47,345)	(39,497)	(54,590)
Amounts recognized in accumulated other comprehensive income:
Net actuarial (gain)/loss	10,370	9,025	2,850	13,521
Prior service cost/(credit)	—	—	—	—
Total amounts recognized in AOCI	$10,370	$9,025	$2,850	$13,521

(1)  Employer contributions are shown based on the calendar year in which contributions were made to each plan.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  EMPLOYEE BENEFIT PLANS — (Continued)

Weighted-average assumptions used to determine benefit obligations as of December 31 are as follows:

	Qualified Pension Plan		Nonqualified Excess Pension Plan
	2018	2017	2018	2017
Discount rate	4.21%	3.55%	3.93%	3.26%
Rate of compensation increase	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above

Weighted-average assumptions used to determine the net periodic benefit cost for the years ended December 31, 2018, 2017, and 2016, are as follows:

	Qualified Pension Plan			Nonqualified Excess Pension Plan
	For The Year Ended December 31,
	2018	2017	2016	2018		2017		2016
Discount rate	3.55%	4.04%	4.29%	3.25%		3.60%		3.63%
Rate of compensation increase	4.75 prior to age 40/3.75% for age 40 and above %	4.75 prior to age 40/3.75% for age 40 and above %	4.75 prior to age 40/3.75% for age 40 and above %	4.75 prior to age 40/3.75% for age 40 and above	%	4.75 prior to age 40/3.75% for age 40 and above	%	4.75 prior to age 40/3.75% for age 40 and above	%
Expected long-term return on plan assets	7.00%	7.00%	7.25%	N/A		N/A		N/A

The assumed discount rates used to determine the benefit obligations were based on an analysis of future benefits expected to be paid under the plans. The assumed discount rate reflects the interest rate at which an amount that is invested in a portfolio of high-quality debt instruments on the measurement date would provide the future cash flows necessary to pay benefits when they come due.

To determine an appropriate long-term rate of return assumption, PLC received evaluations of market performance based on its asset allocation as provided by external consultants.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  EMPLOYEE BENEFIT PLANS — (Continued)

Components of the net periodic benefit cost for the years ended December 31, 2018, 2017, and 2016 are as follows:

	Qualified Pension Plan			Nonqualified Excess Pension Plan
	For The Year Ended December 31,
	2018	2017	2016	2018	2017	2016
	(Dollars In Thousands)
Service cost — benefits earned during the period	$13,185	$12,011	$12,791	$1,415	$1,350	$1,413
Interest cost on projected benefit obligation	9,830	9,846	9,751	1,436	1,480	1,353
Expected return on plan assets	(17,058)	(13,570)	(13,780)	—	—	—
Amortization of prior service cost/(credit)	—	—	—	—	—	—
Amortization of actuarial loss/(gain)(1)	—	—	—	969	634	178
Preliminary net periodic benefit cost	5,957	8,287	8,762	3,820	3,464	2,944
Settlement/curtailment expense(2)(3)(4)	—	—	(964)	1,526	—	2,135
Total net periodic benefit cost	$5,957	$8,287	$7,798	$5,346	$3,464	$5,079

(1)  2018 average remaining service period used is 9.17 years and for the unfunded excess benefit plan was 7.73 years from January 1, 2018 to June 30, 2018 and 7.87 years from July 1, 2018 to December 31, 2018.

(2)  In 2016, PLC amended its Qualified Pension Plan to offer a limited-time opportunity of benefit payouts to eligible, terminated-vested participants ("lump sum window"). The lump sum window provided eligible, terminated vested participants with an option to elect to receive a lump sum settlement of his or her pension benefit in December 2016 or to elect receipt of monthly pension benefits commencing in December 2016. This event triggered settlement accounting for PLC and resulted in the recognition of $1.0 million of settlement income for the twelve months ended December 31, 2016.

(3)  The Nonqualified Excess Pension Plan triggered settlement accounting for the year ended December 31, 2018 since the total lump sum payments exceeded the settlement threshold of service cost plus interest cost.

(4)  In 2016, the Board of Directors of Protective Life Corporation approved the conversion of the accrued benefit payable under the Nonqualified Excess Pension Plan as of March 31, 2016 to John D. Johns, PLC's Chairman and Chief Executive Officer at the time, into a lump sum amount. The lump sum amount is allocated to a book entry that will be treated as though it were a pay deferral account under PLC's deferred compensation plan for officers. Mr. Johns will continue to accrue benefits as though he were accruing benefits under the Nonqualified Excess Pension Plan with respect to this continued service as an employee of PLC after March 31, 2016. The conversion event required PLC to re-measure the Nonqualified Excess Pension Plan as of May 31, 2016 and resulted in the recognition of $2.1 million in settlement expense during the twelve months ended December 31, 2016.

For the Qualified Pension Plan, PLC does not expect to amortize any net actuarial loss/(gain) from other comprehensive income into net periodic benefit cost during 2019 since the net actuarial loss/(gain) subject to amortization is less than 10% of the greater of the smooth value of assets or the projected benefit obligation. For the unfunded excess benefit plan, PLC expects to amortize approximately $0.6 million of net actuarial loss from other comprehensive income into net periodic benefit cost during 2019.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  EMPLOYEE BENEFIT PLANS — (Continued)

Estimated future benefit payments under the Qualified Pension Plan and Nonqualified Excess Pension Plan are as follows:

Years	Qualified Pension Plan	Nonqualified Excess Pension Plan
	(Dollars In Thousands)
2019	$19,544	$6,788
2020	20,723	5,196
2021	21,153	5,286
2022	22,538	5,583
2023	22,765	4,754
2024-2028	120,355	19,586

Qualified Pension Plan Assets

Allocation of plan assets of the Qualified Pension Plan by category as of December 31, 2017 are as follows:

Asset Category	Target Allocation for 2017	2017(1)
Cash and cash equivalents	2%	15%
Equity securities	60	55
Fixed income	38	30
Total	100%	100%

(1)  During 2017, PLC made a $43.5 million contribution to the defined benefit pension plan and allocated the contribution to cash and cash equivalents pending further analysis of its investment strategy. The plan's investment policy was amended to allow for an actual asset allocation outside of the current target allocation until the investment strategy analysis was complete.

Prior to the amendment for the $43.5 million contribution made in 2017, the defined benefit pension plan had a target asset allocation of 60% domestic equities, 38% fixed income, and 2% cash.

During 2018, PLC completed an asset and liability study of its defined benefit pension plan and the associated investment portfolio. As a result, the Plan's investment policy statement and investment portfolio were updated. These changes are reflected in the disclosures below.

Allocation of plan assets of the defined benefit pension plan by category, as of December 31, 2018 are as follows:

Asset Category	Target Allocation for 2018	2018
Return-Seeking	60%	61%
Liability-Hedging Fixed Income	40	39
Total	100%	100%

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  EMPLOYEE BENEFIT PLANS — (Continued)

PLC's target asset allocation is designed to provide an acceptable level of risk and balance between return-seeking assets and liability-hedging fixed income assets. The weighting towards return-seeking securities is designed to help provide for an increased level of asset growth potential and liquidity.

PLC's investment policy includes various guidelines and procedures designed to ensure assets are invested in a manner necessary to meet expected future benefits earned by participants. The investment guidelines consider a broad range of economic conditions. Central to the policy are target allocation ranges (shown above) by major asset categories. The objectives of the target allocations are to maintain investment portfolios that diversify risk through prudent asset allocation parameters, achieve asset returns that meet or exceed the plans' actuarial assumptions, and achieve asset returns that are competitive with like institutions employing similar investment strategies.

The Qualified Pension Plan's return seeking assets are in a Russell 3000 index fund that invests in a domestic equity index collective trust managed by Northern Trust Corporation, a Spartan 500 index fund managed by Fidelity, and a Collective All Country World ex-US index fund managed by Northern Trust. The Plan's cash is invested in a collective trust managed by Northern Trust Corporation. The Plan's liability-hedging fixed income assets are invested in a group deposit administration annuity contract with the Company and a Long Government Credit Bond index fund managed by BlackRock. The Northern Trust Collective All Country World ex-US index fund and the BlackRock Long Government Credit Bond index fund were added to the Plan's investment portfolio during 2018.

Plan assets of the Qualified Pension Plan by category as of December 31, 2018 and 2017 are as follows:

	As of December 31,
Asset Category	2018	2017
	(Dollars In Thousands)
Cash and cash equivalents	$1,225	$39,897
Equity securities:
Collective Russell 3000 equity index fund	70,599	74,511
Fidelity Spartan 500 index fund	46,300	71,632
Northern Trust ACWI ex-US Fund	41,924	—
Liability-hedging fixed income:
Group Deposit Administration Annuity Contract	78,707	74,886
BlackRock Long Government Credit Bond Index Fund	15,200	—
Total investments	253,955	260,926
Employer contribution receivable	—	—
Total	$253,955	$260,926

The valuation methodologies used to determine the fair values reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The following is a description of the valuation methodologies used for assets measured at fair value. The Qualified Pension Plan's group deposit administration annuity contract with the Company is recorded at contract value, which PLC believes approximates fair value. Contract value represents contributions made under the contract, plus interest at the contract rate, less funds used to purchase annuities. For the remaining investments, PLC determines the fair values based on quoted

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  EMPLOYEE BENEFIT PLANS — (Continued)

market prices. While PLC believes its valuation method is appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value could result in a different fair value measurement at the reporting date.

The following table sets forth by level, within the fair value hierarchy, the Qualified Pension Plan's assets at fair value as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Cash	$1,225	$—	$—	$1,225
Equity securities	158,823	—	—	158,823
Fixed income	15,200	—	—	15,200
Group deposit administration annuity contract	—	—	78,707	78,707
Total investments	$175,248	$—	$78,707	$253,955

The following table sets forth by level, within the fair value hierarchy, the Qualified Pension Plan's assets at fair value as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Cash	$39,897	$—	$—	$39,897
Equity securities	146,143	—	—	146,143
Group deposit administration annuity contract	—	—	74,886	74,886
Total investments	$186,040	$—	$74,886	$260,926

For the year ended December 31, 2018 and December 31, 2017, there were no transfers between levels.

The following table presents a reconciliation of the beginning and ending balances for the fair value measurements for the year ended December 31, 2018 and for the year ended December 31, 2017 for which PLC has used significant unobservable inputs (Level 3):

	December 31, 2018	December 31, 2017
	(Dollars In Thousands)
Balance, beginning of year	$74,886	$71,226
Interest income	3,821	3,660
Transfers from collective short-term investments fund	—	—
Transfers to collective short-term investments fund	—	—
Balance, end of year	$78,707	$74,886

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  EMPLOYEE BENEFIT PLANS — (Continued)

The following table represents the Plan's Level 3 financial instrument, the valuation technique used, and the significant unobservable input and the ranges of values for that input as of December 31, 2018:

Instrument	Fair Value	Principal Valuation Technique	Significant Unobservable Inputs	Range of Significant Input Values
	(Dollars In Thousands)
Group deposit administration annuity contract	$78,707	Contract Value	Contract Rate	5.06	% - 5.14%

Investment securities are exposed to various risks, such as interest rate, market, and credit risks. Due to the level of risk associated with certain investment securities and the level of uncertainty related to changes in the value of investment securities, it is at least reasonably possible that changes in risks in the near term could materially affect the amounts reported.

Qualified Pension Plan Funding Policy

PLC's funding policy is to contribute amounts to the Qualified Pension Plan sufficient to meet the minimum funding requirements of the Employee Retirement Income Security Act ("ERISA") plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date, but also for those expected to be earned in the future.

Under the Pension Protection Act of 2006 ("PPA"), a plan could be subject to certain benefit restrictions if the plan's adjusted funding target attainment percentage ("AFTAP") drops below 80%. Therefore, PLC may make additional contributions in future periods to maintain an AFTAP of at least 80%. In general, the AFTAP is a measure of how well a plan is funded and is obtained by dividing a plan's assets by its funding liabilities. AFTAP is based on participant data, plan provisions, plan methods and assumptions, funding credit balances, and plan assets as of the plan valuation date. Some of the assumptions and methods used to determine a plan's AFTAP may be different from the assumptions and methods used to measure a plan's funded status on a GAAP basis.

In July of 2012, the Moving Ahead for Progress in the 21st Century Act ("MAP-21"), which includes pension funding stabilization provisions, was signed into law. These provisions establish an interest rate corridor which is designed to stabilize the segment rates used to determine funding requirements from the effects of interest rate volatility. In August of 2014, the Highway and Transportation Funding Act of 2014 ("HATFA") was signed into law. HAFTA extends the funding relief provided by MAP-21 by delaying the interest rate corridor expansion. The funding stabilization provisions of MAP-21 and HATFA reduced the Company's minimum required Qualified Pension Plan contributions. Since the funding stabilization provisions of MAP-21 and HATFA do not apply for Pension Benefit Guaranty Corporation ("PBGC") reporting purposes, PLC may also make additional contributions in future periods to avoid certain PBGC reporting triggers.

During the twelve months ended December 31, 2018, PLC contributed $18.8 million to the Qualified Pension Plan for the 2017 plan year. PLC has not yet determined what amount it will fund during 2019, but may contribute an amount that would eliminate the PBGC variable-rate premium payable in 2019. PLC currently estimates that amount will be between $10 million and $20 million.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  EMPLOYEE BENEFIT PLANS — (Continued)

Other Postretirement Benefits

In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. This postretirement benefit is provided by an unfunded plan. As of December 31, 2018 and 2017, the accumulated postretirement benefit obligation and projected benefit obligation were immaterial.

For a closed group of retirees over age 65, PLC provides a prescription drug benefit. As of December 31, 2018 and December 31, 2017, PLC's liability related to this benefit was immaterial.

PLC also offers life insurance benefits for retirees from $10,000 up to a maximum of $75,000 which are provided through the payment of premiums under a group life insurance policy. This plan is partially funded at a maximum of $50,000 face amount of insurance. The benefit obligation associated with these benefits is as follows:

	As of December 31,
Postretirement Life Insurance Plan	2018	2017
	(Dollars In Thousands)
Change in Benefit Obligation
Benefit obligation, beginning of year	$10,978	$9,634
Service cost	153	122
Interest cost	366	354
Actuarial (gain)/loss	(1,045)	1,347
Benefits paid	(440)	(479)
Benefit obligation, end of year	$10,012	$10,978

For the postretirement life insurance plan, PLC's discount rate assumption used to determine the benefit obligation and the net periodic benefit cost as of December 31, 2018 is 4.38% and 3.74%, respectively.

PLC's expected long-term rate of return assumption used to determine the net periodic benefit cost as of December 31, 2018 is 2.75%. To determine an appropriate long-term rate of return assumption, PLC utilized 25 year average and annualized return results on the Barclay's short treasury index.

Investments of PLC's group life insurance plan are held by Wells Fargo Bank, N.A. and are invested in a money market fund.

Investments are stated at fair value and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The money market funds are valued based on historical cost, which represents fair value, at year end. This method of valuation may produce a fair value calculation that may not be reflective of future fair values. Furthermore, while PLC believes its valuation method is appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value could result in a different fair value measurement at the reporting date.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  EMPLOYEE BENEFIT PLANS — (Continued)

The following table sets forth by level, within the fair value hierarchy, the life insurance plan's assets at fair value as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Money Market Fund	$4,854	$—	$—	$4,854

The following table sets forth by level, within the fair value hierarchy, the life insurance plan's assets at fair value as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Money Market Fund	$5,104	$—	$—	$5,104

For the year ended December 31, 2018 and 2017, there were no transfers between levels.

Investments are exposed to various risks, such as interest rate and credit risks. Due to the level of risk associated with investments and the level of uncertainty related to credit risks, it is at least reasonably possible that changes in risk in the near term could materially affect the amounts reported.

401(k) Plan

PLC sponsors a tax qualified 401(k) Plan ("401(k) Plan") which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by Section 401(k) of the Internal Revenue Code or as after-tax "Roth" contributions. Employees may contribute up to 25% of their eligible annual compensation to the 401(k) Plan, limited to a maximum annual contribution amount as set periodically by the Internal Revenue Service ($18,500 for 2018). The Plan also provides a "catch-up" contribution provision which permits eligible participants (age 50 or over at the end of the calendar year), to make additional contributions that exceed the regular annual contribution limits up to a limit periodically set by the Internal Revenue Service ($6,000 for 2018). PLC matches the sum of all employee contributions dollar for dollar up to a maximum of 4% of an employee's pay per year per person. All matching contributions vest immediately. For the year ended December 31, 2018 and December 31, 2017, the Company recorded an expense of $9.2 million and $8.2 million associated with 401(k) Plan matching contributions, respectively.

PLC also has a supplemental matching contribution program, which is a nonqualified plan that provides supplemental matching contributions in excess of the limits imposed on qualified defined contribution plans by federal tax law. The expense recorded by PLC for this employee benefit was $1.3 million, $1.1 million, and $0.6 million, respectively, in 2018, 2017, and 2016.

18.  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

The following table summarizes the changes in the accumulated balances for each component of AOCI as of December 31, 2018, 2017, and 2016.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) — (Continued)

Changes in Accumulated Other Comprehensive Income (Loss) by Component

	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss on Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Balance, December 31, 2015	$(1,246,391)	$—	$(1,246,391)
Other comprehensive income (loss) before reclassifications	602,074	688	602,762
Other comprehensive income (loss) relating to other- than-temporary impaired investments for which a portion has been recognized in earnings	(2,008)	—	(2,008)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	(9,442)	39	(9,403)
Balance, December 31, 2016	$(655,767)	$727	$(655,040)
Other comprehensive income (loss) before reclassifications	705,859	(563)	705,296
Other comprehensive income (loss) relating to other- than-temporary impaired investments for which a portion has been recognized in earnings	391	—	391
Amounts reclassified from accumulated other comprehensive income (loss)(1)	(944)	451	(493)
Cumulative effect adjustments	(26,470)	132	(26,338)
Balance, December 31, 2017	$23,069	$747	$23,816
Other comprehensive income (loss) before reclassifications	(1,411,674)	(1,884)	(1,413,558)
Other comprehensive income (loss) relating to other- than-temporary impaired investments for which a portion has been recognized in earnings	(20,751)	—	(20,751)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	15,699	1,130	16,829
Cumulative effect adjustments	(10,552)	—	(10,552)
Balance, December 31, 2018	$(1,404,209)	$(7)	$(1,404,216)

(1)  See Reclassification table below for details.

(2)  As of December 31, 2015, 2016, 2017 and 2018, net unrealized losses reported in AOCI were offset by $623.0 million, $424.1 million, $(6.3) million and $613.4 million, respectively, due to the impact those net unrealized losses would have had on certain of the Company's insurance assets and liabilities if the net unrealized losses had been recognized in net income.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) — (Continued)

The following tables summarize the reclassifications amounts out of AOCI for the years ended December 31, 2018, 2017, and 2016.

Gains/(losses) in net income:	Affected Line Item in the Consolidated Statements of Income	For The Year Ended December 31,
		2018	2017	2016
			(Dollars In Thousands)
Derivative instruments	Benefits and settlement expenses, net of reinsurance ceded(1)	$(1,431)	$(694)	$(60)
	Tax (expense) benefit	301	243	21
		$(1,130)	$(451)	$(39)
Unrealized gains and losses on available-for-sale securities	Realized investment gains (losses): All other investments	$9,851	$10,453	$32,275
	Net impairment losses recognized in earnings	(29,724)	(9,112)	(17,748)
	Tax (expense) or benefit	4,174	(397)	(5,085)
		$(15,699)	$944	$9,442

(1)  See Note 7, Derivative Financial Instruments for additional information

19.  INCOME TAXES

The Company's effective income tax rate related to continuing operations varied from the maximum federal income tax rate as follows:

	For The Year Ended December 31,
	2018	2017	2016
Statutory federal income tax rate applied to pre-tax income	21.0%	35.0%	35.0%
State income taxes	4.2	0.3	0.6
Investment income not subject to tax	(4.5)	(4.7)	(3.1)
Prior period adjustments	1.6	(1.1)	(1.6)
Federal Tax law changes	—	(184.8)	—
Other	(0.6)	0.5	1.6
	21.7%	(154.8)%	32.5%

The prior period adjustments shown in the effective tax rate reconciliation above include re-measurement adjustments associated with certain MONY deferred tax assets as described below.

The annual provision for federal income tax in these financial statements differs from the annual amounts of income tax expense reported in the respective income tax returns. Certain significant revenues and expenses are appropriately reported in different years with respect to the financial statements and the tax returns.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  INCOME TAXES — (Continued)

The components of the Company's income tax are as follows:

	For The Year Ended December 31,
	2018	2017	2016
	(Dollars In Thousands)
Current income tax expense:
Federal	$113,925	$39,042	$(41,244)
State	9,699	(2,477)	2,581
Total current	$123,624	$36,565	$(38,663)
Deferred income tax expense:
Federal	$(73,364)	$(757,748)	$204,810
State	3,401	2,774	3,926
Total deferred	$(69,963)	$(754,974)	$208,736

The components of the Company's net deferred income tax liability are as follows:

	As of December 31,
	2018	2017
	(Dollars In Thousands)
Deferred income tax assets:
Loss and credit carryforwards	$120,128	$240,419
Deferred compensation	58,533	64,677
Deferred policy acquisition costs	113,959	23,113
Premium on non-recourse funding obligations	905	1,666
Net unrealized loss on investments	373,292	—
Valuation allowance	(1,589)	(3,682)
	665,228	326,193
Deferred income tax liabilities:
Premium receivables and policy liabilities	339,555	538,465
VOBA and other intangibles	478,561	433,371
Invested assets (other than unrealized gains (losses))	720,108	701,070
Net unrealized gains on investments	—	6,175
Other	25,343	19,101
	1,563,567	1,698,182
Net deferred income tax liability	$(898,339)	$(1,371,989)

The deferred tax assets reported above include certain deferred tax assets related to nonqualified deferred compensation and other employee benefit liabilities that were assumed by AXA and they were not acquired by the Company in connection with the acquisition of MONY. The future tax deductions stemming from these liabilities will be claimed by the Company on MONY's tax returns in its post-acquisition periods. These deferred tax assets have been estimated as of the MONY Acquisition date (and through the December 31, 2018 reporting date) based on all available information. However, it is possible that these estimates may be adjusted in future reporting periods based on actuarial changes to the projected future payments associated with these liabilities. Any such adjustments will be

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  INCOME TAXES — (Continued)

recognized by the Company as an adjustment to income tax expense during the period in which they are realized.

On December 22, 2017, the President of the United States signed into law the Tax Reform Act. The legislation significantly changes U.S. tax law by, among other things, lowering the corporate income tax rate. The Tax Reform Act permanently reduces the U.S. corporate income tax rate from a maximum of 35% to a flat 21% rate, effective January 1, 2018.

As a result of the reduction in the U.S. corporate income tax rate from 35% to 21% and changes to tax law related to the deductibility of certain deferred tax assets under the Tax Reform Act, we revalued our ending net deferred tax liabilities at December 31, 2017, and recognized a provisional $857.5 million tax benefit in our consolidated statement of income for the year ended December 31, 2017.

Also on December 22, 2017, the SEC staff issued Staff Accounting Bulletin No. 118 ("SAB 118") to address the application of GAAP in situations when a registrant does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Reform Act. The Company recognized the provisional tax impacts based on reasonable estimates made by the Company as to the effects of tax reform on deferred assets due to the application and interpretation of Section 162(m) and included these amounts in its consolidated financial statements for the year ended December 31, 2017. The accounting was completed by December 22, 2018 and there were no material adjustments to the provisional tax benefit.

In management's judgment, the gross deferred income tax asset as of December 31, 2018 will more likely than not be fully realized. The Company has recognized a valuation allowance of $2.0 million and $4.7 million as of December 31, 2018 and 2017, respectively, related to state-based future deductible temporary differences that it has determined are more likely than not to expire unutilized. This resulting favorable change of $2.7 million, before federal income taxes, decreased state income tax expense in 2018 by the same amount.

At December 31, 2018, the Company has intercompany loss carryforwards of $558.7 million that are available to offset future taxable income of certain non-life subsidiaries under the terms of the tax sharing agreement with PLC. Approximately $133.8 million of these loss carryforwards will expire between 2036 and 2037 and the remaining loss carryforwards of $424.9 million have no expiration.

Included in the deferred income tax assets above are approximately $12.5 million in state net operating loss carryforwards attributable to certain jurisdictions, which are available to offset future taxable income in the respective state jurisdictions, expiring between 2019 and 2038.

As of December 31, 2018 and 2017, some of the Company's fixed maturities were reported at an unrealized loss, although the net amount is an unrealized gain at December 31, 2018. If the Company were to realize a tax-basis net capital loss for a year, then such loss could not be deducted against that year's other taxable income. However, such a loss could be carried back and forward against any prior year or future year tax-basis net capital gains. Therefore, the Company has relied upon a prudent and feasible tax-planning strategy regarding its fixed maturities that were reported at an unrealized loss. The Company has the ability and the intent to either hold such fixed maturities to maturity, thereby avoiding a realized loss, or to generate an offsetting realized gain from unrealized gain fixed maturities if such unrealized loss fixed maturities are sold at a loss prior to maturity.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  INCOME TAXES — (Continued)

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	For The Year Ended December 31,
	2018	2017	2016
	(Dollars In Thousands)
Balance, beginning of period	$11,353	$9,856	$8,937
Additions for tax positions of the current year	—	1,857	2,122
Additions for tax positions of prior years	—	70	1,318
Reductions of tax positions of prior years:
Changes in judgment	(4,219)	(430)	(975)
Settlements during the period	—	—	(1,546)
Lapses of applicable statute of limitations	—	—	—
Balance, end of period	$7,134	$11,353	$9,856

Included in the end of period balance above, as of December 31, 2018, there were no unrecognized tax benefits for which the ultimate deductibility is certain but for which there is uncertainty about the timing of such deductions. As of December 31, 2017 and 2016, there were approximately $0.7 million, and $0.7 million, of such unrecognized tax benefits. Other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective income tax rate but would accelerate to an earlier period the payment of cash to the taxing authority. The total amount of unrecognized tax benefits, if recognized, that would affect the effective income tax rate is approximately $7.1 million, $10.7 million, and $9.2 million, for the years ended December 31, 2018, 2017, and 2016, respectively.

Any accrued interest related to the unrecognized tax benefits and other accrued income taxes have been included in income tax expense. There were no amounts included in any period ending in 2018, 2017, or 2016, as the parent company maintains responsibility for the interest on unrecognized tax benefits.

In June 2012, the IRS proposed favorable and unfavorable adjustments to the Company's 2003 through 2007 reported taxable incomes. The Company protested certain unfavorable adjustments and sought resolution at the IRS' Appeals Division. In October 2015, Appeals accepted the Company's earlier proposed settlement offer. In September 2015, the IRS proposed favorable and unfavorable adjustments to the Company's 2008 through 2011 reported taxable income. The Company agreed to these adjustments. In April 2017, a routine review by Congress' Joint Committee on Taxation was finalized without change and the Company received an approximate $6.2 million net refund in the fourth quarter of 2017.

The resulting net adjustment to the Company's current income taxes for the years 2003 through 2011 did not materially affect the Company or its effective tax rate.

In July 2016, the IRS proposed favorable and unfavorable adjustments to the Company's 2012 and 2013 reported taxable income. The Company agreed to these adjustments. The resulting settlement paid in September 2016 did not materially impact the Company or its effective tax rate.

These agreements with the IRS are the primary cause for the reductions of unrecognized tax benefits shown in the above chart. The Company believes that in the next 12 months, none of the unrecognized tax benefits will be reduced due to recent changes in tax law. In general, the Company is no longer

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  INCOME TAXES — (Continued)

subject to income tax examinations by taxing authorities for tax years that began before 2014. Due to the aforementioned IRS adjustments to the Company's pre-2014 taxable income, the Company has amended certain of its 2003 through 2013 state income tax returns. Such amendments will cause such years to remain open, pending the states' acceptances of the returns.

20.  SUPPLEMENTAL CASH FLOW INFORMATION

The following table sets forth supplemental cash flow information:

	For The Year Ended December 31,
	2018	2017	2016
	(Dollars In Thousands)
Cash paid / (received) during the year:
Interest expense	$186,295	$178,787	$142,463
Income taxes	11,703	20,507	127,615

21.  RELATED PARTY TRANSACTIONS

The Company provides furnished office space and computers to affiliates through an intercompany agreement. Revenues from this agreement were $6.0 million, $6.2 million, and $5.8 million, for the years ended December 31, 2018, 2017, and 2016, respectively. The Company purchases data processing, legal, investment, and management services from affiliates. The costs of such services were $249.3 million, $240.9 million, and $258.0 million, for the years ended December 31, 2018, 2017, and 2016, respectively. In addition, the Company has an intercompany payable with affiliates as of December 31, 2018 and 2017 of $36.4 million and $68.3 million, respectively. There was a $11.3 million and $26.1 million intercompany receivable balance as of December 31, 2018 and 2017, respectively.

Certain corporations with which PLC's directors were affiliated paid us premiums and policy fees or other amounts for various types of insurance and investment products, interest on bonds we own and commissions on securities underwritings in which our affiliates participated. Such amounts totaled $6.8 million, $6.8 million, and $7.2 million, for the years ended December 31, 2018, 2017, and 2016, respectively. The Company and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $2.3 million, $2.4 million, and $2.7 million for the years ended December 31, 2018, 2017, and 2016, respectively.

Prior to the Merger, PLC and the Company had no related party transactions with Dai-ichi Life. During the periods ending December 31, 2018 and 2017, PLC paid a management fee to Dai-ichi Life of $12.2 million and $10.9 million, respectively, for certain services provided to the company.

PLC has guaranteed the Company's obligations for borrowings or letters of credit under the revolving line of credit arrangement to which PLC is also a party. PLC has also issued guarantees, entered into support agreements and/or assumed a duty to indemnify its indirect wholly owned captive insurance companies in certain respects.

PLC guaranteed the obligations of the Company under a synthetic lease entered into by the Company, as lessee, with a non-affiliated third party, as lessor. Under the terms of the synthetic lease, financing of $75 million was available to the Company for construction of an office building and parking deck

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  RELATED PARTY TRANSACTIONS — (Continued)

which was completed on February 1, 2000. The synthetic lease was amended and restated as of December 19, 2013 and extended to December 31, 2018. At the end of the lease term, the Company purchased the building for approximately $75 million.

The Company has agreements with certain of its subsidiaries under which it provides administrative services for a fee. These services include but are not limited to accounting, financial reporting, compliance, policy administration, reserve computations, and projections. In addition, the Company and its subsidiaries pay PLC for investment, legal and data processing services.

The Company and/or certain of its affiliates have reinsurance agreements in place with companies owned by PLC. These agreements relate to certain portions of our service contract business which is included within the Asset Protection segment. These transactions are eliminated at the PLC consolidated level.

The Company has reinsured GLWB and GMDB riders related to our variable annuity contracts to Shades Creek, a wholly owned insurance subsidiary of PLC. Also during 2012, PLC entered into an intercompany capital support agreement with Shades Creek which provides through a guarantee that PLC will contribute assets or purchase surplus notes (or cause an affiliate or third party to contribute assets or purchase surplus notes) in amounts necessary for Shades Creek's regulatory capital levels to equal or exceed minimum thresholds as defined by the agreement. No additional capital was provided to Shades Creek by PLC during the year ended December 31, 2018. As of December 31, 2018, Shades Creek maintained capital levels in excess of the required minimum thresholds. The maximum potential future payment amount which could be required under the capital support agreement will be dependent on numerous factors, including the performance of equity markets, the level of interest rates, performance of associated hedges, and related policyholder behavior.

22.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS

The Company and its insurance subsidiaries prepare statutory financial statements for regulatory purposes in accordance with accounting practices prescribed by the NAIC and the applicable state insurance department laws and regulations. These financial statements vary materially from GAAP. Statutory accounting practices include publications of the NAIC, state laws, regulations, general administrative rules as well as certain permitted accounting practices granted by the respective state insurance department. Generally, the most significant differences are that statutory financial statements do not reflect 1) deferred acquisition costs and VOBA, 2) benefit liabilities that are calculated using Company estimates of expected mortality, interest, and withdrawals, 3) deferred income taxes that are not subject to statutory limits, 4) recognition of realized gains and losses on the sale of securities in the period they are sold, and 5) fixed maturities recorded at fair values, but instead at amortized cost.

Statutory net income (loss) for the Company was $321.1 million, $731.2 million, and $(391.6) million for the years ended December 31, 2018, 2017, and 2016, respectively. Statutory capital and surplus for the Company was $4.3 billion and $4.3 billion as of December 31, 2018 and 2017, respectively. The Statutory net loss incurred by the Company for the year ended December 31, 2016 was caused by the required Statutory accounting treatment of the initial gain recognized on the retrocession of the term business assumed from Genworth Life and Annuity Insurance Company to Golden Gate Captive Insurance Company, which resulted in approximately a $1.2 billion gain being included as a component of surplus, rather than reflected in Statutory net income as of the January 15, 2016 cession date.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS — (Continued)

The Company and its insurance subsidiaries are subject to various state statutory and regulatory restrictions on the insurance subsidiaries' ability to pay dividends to Protective Life Corporation. In general, dividends up to specified levels are considered ordinary and may be paid without prior approval of the insurance commissioner of the state of domicile. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to the Company from our insurance subsidiaries in 2019 is approximately $154.8 million. Additionally, as of December 31, 2018, approximately $1.5 billion of consolidated shareowner's equity, excluding net unrealized gains on investments, represented restricted net assets of the Company's insurance subsidiaries needed to maintain the minimum capital required by the insurance subsidiaries' respective state insurance departments.

State insurance regulators and the National Association of Insurance Commissioners ("NAIC") have adopted risk-based capital ("RBC") requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.

Additionally, the Company has certain assets that are on deposit with state regulatory authorities and restricted from use. As of December 31, 2018, the Company and its insurance subsidiaries had on deposit with regulatory authorities, fixed maturity and short-term investments with a fair value of approximately $40.8 million.

The states of domicile of the Company and its insurance subsidiaries have adopted prescribed accounting practices that differ from the required accounting outlined in NAIC Statutory Accounting Principles ("SAP"). The insurance subsidiaries also have certain accounting practices permitted by the states of domicile that differ from those found in NAIC SAP.

Certain prescribed and permitted practices impact the statutory surplus of the Company. These practices include the non-admission of goodwill as an asset for statutory reporting.

The favorable (unfavorable) effects of the Company and its statutory surplus, compared to NAIC statutory surplus, from the use of these prescribed and permitted practices were as follows:

	As of December 31,
	2018	2017
	(Dollars In Millions)
Non-admission of goodwill	$(181)	$(219)
Total (net)	$(181)	$(219)

The Company also has certain prescribed and permitted practices which are applied at the subsidiary level and do not have a direct impact on the statutory surplus of the Company. These practices include permission to follow the actuarial guidelines of the domiciliary state of the ceding insurer for certain captive reinsurers, accounting for the face amount of all issued and outstanding letters of credit, and notes issued by affiliates as an asset in the statutory financial statements of certain wholly owned subsidiaries that are considered "Special Purpose Financial Captives," and a reserve difference related to a captive insurance company.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS — (Continued)

The favorable (unfavorable) effects on the statutory surplus of the Company's insurance subsidiaries, compared to NAIC statutory surplus, from the use of these prescribed and permitted practices were as follows:

	As of December 31,
	2018	2017
	(Dollars In Millions)
Accounting for Letters of Credit as admitted assets	$1,630	$1,670
Accounting for certain notes as admitted assets	$2,553	$2,634
Reserving based on state specific actuarial practices	$121	$122
Reserving difference related to a captive insurance company	$(50)	$(37)

23.  OPERATING SEGMENTS

The Company has several operating segments, each having a strategic focus. An operating segment is distinguished by products, channels of distribution, and/or other strategic distinctions. The Company periodically evaluates its operating segments and makes adjustments to its segment reporting as needed. A brief description of each segment follows.

•  The Life Marketing segment markets fixed UL, IUL, VUL, BOLI, and level premium term insurance ("traditional") products on a national basis primarily through networks of independent insurance agents and brokers, broker-dealers, financial institutions, independent distribution organizations, and affinity groups.

•  The Acquisitions segment focuses on acquiring, converting, and servicing policies and contracts acquired from other companies. The segment's primary focus is on life insurance policies and annuity products that were sold to individuals. The level of the segment's acquisition activity is predicated upon many factors, including available capital, operating capacity, potential return on capital, and market dynamics. Policies acquired through the Acquisitions segment are typically blocks of business where no new policies are being marketed. Therefore earnings and account values are expected to decline as the result of lapses, deaths, and other terminations of coverage unless new acquisitions are made.

•  The Annuities segment markets fixed and VA products. These products are primarily sold through broker-dealers, financial institutions, and independent agents and brokers.

•  The Stable Value Products segment sells fixed and floating rate funding agreements directly to the trustees of municipal bond proceeds, money market funds, bank trust departments, and other institutional investors. This segment also issues funding agreements to the FHLB, and markets GICs to 401(k) and other qualified retirement savings plans. The Company also has an unregistered funding agreement-backed notes program which provides for offers of notes to both domestic and international institutional investors.

•  The Asset Protection segment markets extended service contracts, GAP products, credit life and disability insurance, and other specialized ancillary products to protect consumers' investments in automobiles and recreational vehicles. GAP covers the difference between the loan pay-off amount and an asset's actual cash value in the case of a total loss. Each type of specialized ancillary product protects against damage or other loss to a particular aspect of the underlying asset.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  OPERATING SEGMENTS — (Continued)

•  The Corporate and Other segment primarily consists of net investment income on assets supporting our equity capital, unallocated corporate overhead and expenses not attributable to the segments above. This segment includes earnings from several non-strategic or runoff lines of business, various financing and investment related transactions, and the operations of several small subsidiaries.

The Company's management and Board of Directors analyzes and assesses the operating performance of each segment using "pre-tax adjusted operating income (loss)" and "after-tax adjusted operating income (loss)". Consistent with GAAP accounting guidance for segment reporting, pre-tax adjusted operating income (loss) is the Company's measure of segment performance. Pre-tax adjusted operating income (loss) is calculated by adjusting "income (loss) before income tax", by excluding the following items:

•  realized gains and losses on investments and derivatives,

•  changes in the GLWB embedded derivatives exclusive of the portion attributable to the economic cost of the GLWB,

•  actual GLWB incurred claims, and

•  the amortization of DAC, VOBA, and certain policy liabilities that is impacted by the exclusion of these items.

The items excluded from adjusted operating income (loss) are important to understanding the overall results of operations. Pre-tax adjusted operating income (loss) and after-tax adjusted operating income (loss) are not substitutes for income before income taxes or net income (loss), respectively. These measures may not be comparable to similarly titled measures reported by other companies. The Company believes that pre-tax and after-tax adjusted operating income (loss) enhances management's and the Board of Directors' understanding of the ongoing operations, the underlying profitability of each segment, and helps facilitate the allocation of resources.

After-tax adjusted operating income (loss) is derived from pre-tax adjusted operating income (loss) with the inclusion of income tax expense or benefits associated with pre-tax adjusted operating income. Income tax expense or benefits is allocated to the items excluded from pre-tax adjusted operating income (loss) at the statutory federal income tax rate for the associated period. For periods ending on and prior to December 31, 2017, a rate of 35% was used. Beginning in 2018, a statutory federal income tax rate of 21% was used to allocate income tax expense or benefits to items excluded from pre-tax adjusted operating income (loss). Income tax expense or benefits allocated to after-tax adjusted operating income (loss) can vary period to period based on changes in the Company's effective income tax rate.

In determining the components of the pre-tax adjusted operating income (loss) for each segment, premiums and policy fees, other income, benefits and settlement expenses, and amortization of DAC and VOBA are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner that most appropriately reflects the operations of that segment. Investments and other assets are allocated based on statutory policy liabilities net of associated statutory policy assets, while DAC/VOBA and goodwill are shown in the segments to which they are attributable.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  OPERATING SEGMENTS — (Continued)

There were no significant intersegment transactions during the years ended December 31, 2018, 2017, and 2016.

The following tables present a summary of results and reconciles pre-tax adjusted operating income (loss) to consolidated income before income tax and net income:

	For The Year Ended December 31,
	2018	2017	2016
	(Dollars In Thousands)
Revenues
Life Marketing	$1,567,857	$1,556,207	$1,517,542
Acquisitions	2,027,195	1,569,083	1,676,017
Annuities	478,114	486,847	547,512
Stable Value Products	219,501	190,006	114,580
Asset Protection	355,501	370,449	306,237
Corporate and Other	110,848	140,075	131,821
Total revenues	$4,759,016	$4,312,667	$4,293,709
Pre-tax Adjusted Operating Income (Loss)
Life Marketing	$(13,726)	$55,152	$41,457
Acquisitions	282,715	249,749	260,511
Annuities	129,155	171,269	174,362
Stable Value Products	102,328	105,261	61,294
Asset Protection	24,371	17,638	11,309
Corporate and Other	(156,722)	(189,645)	(161,820)
Pre-tax adjusted operating income	368,121	409,424	387,113
Realized gains (losses) on investments and derivatives	(120,533)	54,584	135,568
Income before income tax	247,588	464,008	522,681
Income tax expense (benefit)	53,661	(718,409)	170,073
Net income	$193,927	$1,182,417	$352,608
Pre-tax adjusted operating income	$368,121	$409,424	$387,113
Adjusted operating income tax (expense) benefit	(78,973)	737,513	(122,624)
After-tax adjusted operating income	289,148	1,146,937	264,489
Realized gains (losses) on investments and derivatives	(120,533)	54,584	135,568
Income tax benefit (expense) on adjustments	25,312	(19,104)	(47,449)
Net income	$193,927	$1,182,417	$352,608
Realized investment (losses) gains:
Derivative financial instruments	$79,097	$(137,041)	$49,790
All other investments	(223,276)	121,087	90,630
Net impairment losses recognized in earnings	(29,724)	(9,112)	(17,748)
Less: related amortization(1)	(11,856)	(39,480)	24,360
Less: VA GLWB economic cost	(41,514)	(40,170)	(37,256)
Realized (losses) gains on investments and derivatives	$(120,533)	$54,584	$135,568

(1)  Includes amortization of DAC/VOBA and benefits and settlement expenses that are impacted by realized gains (losses).

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  OPERATING SEGMENTS — (Continued)

	For The Year Ended December 31,
	2018	2017	2016
	(Dollars In Thousands)
Net investment income
Life Marketing	$552,697	$550,714	$523,989
Acquisitions	1,108,218	752,520	764,571
Annuities	335,382	316,582	318,511
Stable Value Products	217,778	186,576	107,010
Asset Protection	25,070	22,298	17,591
Corporate and Other	99,757	94,366	91,791
Total net investment income	$2,338,902	$1,923,056	$1,823,463
Amortization of DAC and VOBA
Life Marketing	$116,917	$120,753	$130,708
Acquisitions	18,690	(6,939)	8,178
Annuities	24,274	(54,471)	(11,031)
Stable Value Products	3,201	2,354	1,176
Asset Protection	62,984	17,746	21,267
Corporate and Other	—	—	—
Total amortization of DAC and VOBA	$226,066	$79,443	$150,298

	Operating Segment Assets As of December 31, 2018
	(Dollars In Thousands)
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$14,607,822	$31,859,520	$20,160,279	$5,107,334
DAC and VOBA	1,499,386	458,977	889,697	6,121
Other intangibles	262,181	31,975	156,785	7,389
Goodwill	215,254	23,862	343,247	113,924
Total assets	$16,584,643	$32,374,334	$21,550,008	$5,234,768
		Asset Protection	Corporate and Other	Total Consolidated
Investments and other assets		$827,416	$12,356,003	$84,918,374
DAC and VOBA		172,149	—	3,026,330
Other intangibles		122,590	31,934	612,854
Goodwill		129,224	—	825,511
Total assets		$1,251,379	$12,387,937	$89,383,069

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  OPERATING SEGMENTS — (Continued)

	Operating Segment Assets As of December 31, 2017
	(Dollars In Thousands)
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$14,917,752	$19,588,133	$20,774,566	$4,569,639
DAC and VOBA	1,320,776	74,862	772,634	6,864
Other intangibles	281,705	34,548	170,117	8,056
Goodwill	200,274	14,524	336,677	113,813
Total assets	$16,720,507	$19,712,067	$22,053,994	$4,698,372
		Asset Protection	Corporate and Other	Total Consolidated
Investments and other assets		$708,605	$14,893,253	$75,451,948
DAC and VOBA		30,265	—	2,205,401
Other intangibles		133,234	35,256	662,916
Goodwill		128,182	—	793,470
Total assets		$1,000,286	$14,928,509	$79,113,735

24.  CONSOLIDATED QUARTERLY RESULTS — UNAUDITED

The Company's unaudited consolidated quarterly operating data for the year ended December 31, 2018 and 2017 is presented below. In the opinion of management, all adjustments (consisting only of normal recurring items) necessary for a fair statement of quarterly results have been reflected in the following data. It is also management's opinion, however, that quarterly operating data for insurance enterprises are not necessarily indicative of results that may be expected in succeeding quarters or years. In order to obtain a more accurate indication of performance, there should be a review of operating results, changes in shareowner's equity, and cash flows for a period of several quarters.

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars In Thousands)
For The Year Ended December 31, 2018
Premiums and policy fees	$883,413	$935,928	$871,892	$965,275
Reinsurance ceded	(345,624)	(391,864)	(267,910)	(378,112)
Net of reinsurance ceded	537,789	544,064	603,982	587,163
Net investment income	489,418	578,414	631,955	639,115
Realized investment gains (losses)	(40,725)	(32,583)	(46,866)	(24,005)
Net impairment losses recognized in earnings	(3,645)	(5)	(14)	(26,060)
Other income	80,674	79,754	80,906	79,685
Total revenues	1,063,511	1,169,644	1,269,963	1,255,898
Total benefits and expenses	1,041,575	1,108,750	1,174,793	1,186,310
Income before income tax	21,936	60,894	95,170	69,588
Income tax expense	3,661	8,626	16,646	24,728
Net income	$18,275	$52,268	$78,524	$44,860

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

24.  CONSOLIDATED QUARTERLY RESULTS — (Continued)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars In Thousands)
For The Year Ended December 31, 2017
Premiums and policy fees	$855,579	$862,906	$849,743	$888,134
Reinsurance ceded	(319,055)	(344,208)	(326,572)	(377,261)
Net of reinsurance ceded	536,524	518,698	523,171	510,873
Net investment income	474,709	475,722	477,011	495,614
Realized investment gains (losses)	(38,059)	(10,259)	23,452	8,912
Net impairment losses recognized in earnings	(5,201)	(2,785)	(273)	(853)
Other income	79,383	82,087	82,031	81,910
Total revenues	1,047,356	1,063,463	1,105,392	1,096,456
Total benefits and expenses	960,712	930,177	939,410	1,018,360
Income before income tax	86,644	133,286	165,982	78,096
Income tax expense	28,305	43,654	49,016	(839,384)
Net income	$58,339	$89,632	$116,966	$917,480

25.  SUBSEQUENT EVENTS

The Company has evaluated the effects of events subsequent to December 31, 2018, and through the date we filed our consolidated financial statements with the United States Securities and Exchange Commission. All accounting and disclosure requirements related to subsequent events are included in our consolidated financial statements.

On January 23, 2019, the Company entered into a Master Transaction Agreement (the "GWL&A Master Transaction Agreement") with Great-West Life & Annuity Insurance Company ("GWL&A"), Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"), The Canada Life Assurance Company ("CLAC") and The Great-West Life Assurance Company ("GWL" and, together with GWL&A, GWL&A of NY and CLAC, the "Sellers"), pursuant to which the Company will acquire via reinsurance (the "Transaction") substantially all of the Sellers' individual life insurance and annuity business (the "Individual Life Business"). Pursuant to the GWL&A Master Transaction Agreement, the Company and Protective Life and Annuity Insurance Company ("PLAIC"), a wholly owned subsidiary of the Company, will enter into reinsurance agreements (the "Reinsurance Agreements") and related ancillary documents at the closing of the Transaction. On the terms and subject to the conditions of the Reinsurance Agreements, the Sellers will cede to the Company and PLAIC, effective as of the closing of the Transaction, substantially all of the insurance policies relating to the Individual Life Business. To support its obligations under the Reinsurance Agreements, the Company will establish trust accounts for the benefit of GWL&A, CLAC and GWL, and PLAIC will establish a trust account for the benefit of GWL&A of NY. The Sellers will retain a block of participating policies, which will be administered by PLC.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

25.  SUBSEQUENT EVENTS — (Continued)

The Transaction is subject to the satisfaction or waiver of customary closing conditions, including regulatory approvals and the execution of the Reinsurance Agreements and related ancillary documents. The GWL&A Master Transaction Agreement and other transaction documents contain certain customary representations and warranties made by each of the parties, and certain customary covenants regarding the Sellers and the Individual Life Business, and provide for indemnification, among other things, for breaches of those representations, warranties and covenants.

SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE CORPORATION AND SUBSIDIARIES

Segment	Deferred Policy Acquisition Costs and Value of Businesses Acquired	Future Policy Benefits and Claims	Unearned Premiums	Stable Value Products, Annuity Contracts and Other Policyholders' Funds	Net Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisitions Costs and Value of Businesses Acquired	Other Operating Expenses(1)	Premiums Written(2)
	(Dollars In Thousands)
For The Year Ended December 31, 2018
Life Marketing	$1,499,386	$15,318,019	$98	$422,037	$1,043,228	$552,697	$1,412,001	$116,917	$69,758	$93
Acquisitions	458,976	25,427,730	2,206	6,018,954	952,315	1,108,218	1,636,697	18,690	143,698	13,864
Annuities	889,697	1,050,161	—	8,324,931	71,321	335,382	223,912	24,274	148,615	—
Stable Value Products	6,121	—	—	5,234,731	—	217,778	109,747	3,201	2,798	—
Asset Protection	172,150	51,702	766,641	—	193,936	25,070	111,249	62,984	156,897	189,283
Corporate and Other	—	53,006	675	82,538	12,198	99,757	17,646	—	252,344	12,191
Total	$3,026,330	$41,900,618	$769,620	$20,083,191	$2,272,998	$2,338,902	$3,511,252	$226,066	$774,110	$215,431
For The Year Ended December 31, 2017
Life Marketing	$1,320,776	$15,438,739	$107	$424,204	$1,011,911	$550,714	$1,319,138	$120,753	$60,877	$111
Acquisitions	74,862	14,323,713	2,423	4,377,020	785,188	752,520	1,204,083	(6,939)	110,607	15,964
Annuities	772,633	1,080,629	—	7,308,354	73,617	316,582	216,324	(54,471)	146,407	—
Stable Value Products	6,864	—	—	4,698,371	—	186,576	74,578	2,354	4,407	—
Asset Protection	30,266	55,030	747,945	—	205,814	22,298	124,487	17,746	210,579	199,741
Corporate and Other	—	58,681	655	78,810	12,736	94,366	16,396	—	281,334	12,749
Total	$2,205,401	$30,956,792	$751,130	$16,886,759	$2,089,266	$1,923,056	$2,955,006	$79,443	$814,211	$228,565
For The Year Ended December 31, 2016
Life Marketing	$1,218,944	$14,595,370	$119	$426,422	$972,247	$523,989	$1,267,844	$130,708	$65,480	$122
Acquisitions	106,532	14,693,744	2,734	4,247,081	832,083	764,571	1,232,141	8,178	118,056	18,818
Annuities	655,618	1,097,973	—	7,059,060	66,214	318,511	212,735	(11,031)	137,617	—
Stable Value Products	5,455	—	—	3,501,636	—	107,010	41,736	1,176	3,033	—
Asset Protection	37,975	59,947	758,361	—	174,412	17,591	104,327	21,267	169,334	167,544
Corporate and Other	—	63,208	723	75,301	13,740	91,791	17,943	—	250,484	13,689
Total	$2,024,524	$30,510,242	$761,937	$15,309,500	$2,058,696	$1,823,463	$2,876,726	$150,298	$744,004	$200,173

(1)  Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

(2)  Excludes Life Insurance.

SCHEDULE IV — REINSURANCE

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percentage of Amount Assumed to Net
	(Dollars In Thousands)
For The Year Ended December 31, 2018:
Life insurance in-force	$765,986,223	$(302,149,614)	$135,407,408	$599,244,017		23.0%
Premiums and policy fees:
Life insurance	2,681,191	(1,249,906)	626,283	2,057,568	(1)	30.4%
Accident/health insurance	47,028	(30,126)	12,826	29,728		43.1
Property and liability insurance	284,323	(103,478)	4,857	185,702		2.6
Total	$3,012,542	$(1,383,510)	$643,966	$2,272,998
For The Year Ended December 31, 2017:
Life insurance in-force	$751,512,468	$(328,377,398)	$110,205,190	$533,340,260		21.0%
Premiums and policy fees:
Life insurance	2,655,846	(1,230,258)	435,113	1,860,701	(1)	23.4%
Accident/health insurance	51,991	(33,052)	14,946	33,885		44.1
Property and liability insurance	288,809	(103,786)	9,657	194,680		5.0
Total	$2,996,646	$(1,367,096)	$459,716	$2,089,266
For The Year Ended December 31, 2016:
Life insurance in-force	$739,248,680	$(348,994,650)	$116,265,430	$506,519,460		23.0%
Premiums and policy fees:
Life insurance	2,610,682	(1,207,159)	454,999	1,858,522	(1)	24.5%
Accident/health insurance	58,076	(36,935)	17,439	38,580		45.2
Property and liability insurance	242,517	(86,629)	5,706	161,594		3.5
Total	$2,911,275	$(1,330,723)	$478,144	$2,058,696

(1)  Includes annuity policy fees of $177.1 million, $173.5 million, and $80.1 million, and for the years ended December 31, 2018, 2017, and 2016, respectively.

SCHEDULE V — VALUATION AND QUALIFYING ACCOUNTS

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

		Additions
Description	Balance at beginning of period	Charged to costs and expenses	Charges to other accounts	Deductions	Balance at end of period
	(Dollars In Thousands)
As of December 31, 2018
Allowance for losses on commercial mortgage loans	$—	$(209)	$—	$1,505	$1,296
As of December 31, 2017
Allowance for losses on commercial mortgage loans	$724	$(7,439)	$—	$6,715	$—

PART C

OTHER INFORMATION

Item 26. Exhibits.

1.  Certified resolutions of the board of directors of Protective Life Insurance Company establishing Protective Variable Life Separate Account. (1)

2.  Custodian Agreements — None.

3.  (a)  Form of Underwriting Agreement among Protective Life Insurance Company, Investment Distributors, Inc. and Protective Variable Life Separate Account. (2)

(a)(1) Amendment I to the Underwriting Agreement. (6)

(a)(2) Second Amended Distribution Agreement between IDI and PLICO. (26)

(a)(3) Second Amended Distribution Agreement between IDI and PLICO, as Revised June 1, 2018 (28)

(b)  Form of Distribution Agreement between Investment Distributors, Inc. and selling broker-dealers. (2)

4.  (a)(1) Form of Premiere II Contract (for Policies Applied for before June 1, 2003). (4)

(a)(2) Form of Premiere II Contract (for Policies Applied for on or after June 1, 2003). (14)

(a)(3) Premiere III Contract (19)

(b)  Children's term life rider. (1)

(c)  Accidental death benefit rider. (1)

(d)  Disability benefit rider. (1)

(d)  Guaranteed insurability rider. (1)

(f)  Protected insurability benefit rider. (1)

(g)  Term Rider for Covered Insured. (4)

(h)(1) Policy Value Credit Endorsement (for Premiere II Policies Applied for before June 1, 2003). (4)

(h)(2) Policy Value Credit Endorsement (for Premiere II Policies Applied for on or after June 1, 2003). (14)

(i)  Terminal Illness Accelerated Death Benefit Endorsement. (7)

(j)  Lapse Protection Extension Rider (for Premiere II Policies). (12)

(k)  Cash Value Accumulation Test Endorsement. (9)

(l)(1) Residual Death Benefit Endorsement (for Premiere II Policies Applied for on or after June 1, 2003). (14)

(l)(2) Residual Death Benefit Endorsement (Premiere III). (19)

(m)(1) Policy Loan Endorsement (for Premiere II Policies Applied for Before June 1, 2003). (9)

(m)(2) Policy Loan Endorsement (for Premiere II Policies Applied for on or after June 1, 2003 and Premiere III Policies). (14)

(n)  Arbitration Endorsement (Premiere III). (19)

5.  Form of Contract Application. (4)

6.  (a)  Charter of Protective Life Insurance Company. (1)

(b)  By-Laws of Protective Life Insurance Company. (1)

(c)  Amended and Restated Charter of Protective Life Insurance Company. (18)

(d)  Amended and Restated Bylaws of Protective Life Insurance Company. (18)

(e)  2011 Amended and Restated Charter of Protective Life Insurance Company. (24)

(f)  2011 Amended and Restated Bylaws of Protective Life Insurance Company. (24)

7.  (a)  Form of Automatic and Facultative Yearly Renewable Term Agreement. (14)

(b)  Form of Yearly Renewable Term Reinsurance Agreement. (22)

(c)  List of Reinsurers. (29)

8.  (a)  Participation/Distribution Agreement. (2)

(a)(1) Amendment I to the Participation/Distribution Agreement. (6)

(b)  Participation Agreement (Oppenheimer Variable Account Funds). (3)

(c)  Participation Agreement (MFS Variable Insurance Trust). (3)

(d)  Participation Agreement (Acacia Capital Corporation). (3)

(e)  Participation Agreement (Van Eck Worldwide Insurance Trust). (5)

(f)  Participation Agreement (Van Kampen Life Investment Trust). (8)

(g)  Form of Participation Agreement (Fidelity Variable Insurance Products Funds). (9)

(h)  Participation Agreement (Lord Abbett Series Fund, Inc.). (11)

(i)  Participation Agreement for Class II Shares (Van Kampen). (13)

(j)  Form of Participation Agreement for Service Class Shares (Universal Institutional Funds, Inc.). (13)

(k)  Participation Agreement (Goldman Sachs Variable Insurance Trust). (15)

  (i)  Amendment to Participation Agreement re Summary Prospectus (Goldman Sachs Variable Insurance Trust). (23)

(l)  Participation Agreement (Franklin Templeton Variable Insurance Products Trust). (17)

(m)  Amended and Restated Participation Agreement (Fidelity Variable Insurance Products Funds). (17)

  (i)  Amendment to Participation Agreement re Summary Prospectus (Franklin Templeton Variable Insurance Products Trust). (23)

(n)  Rule 22c-2 Shareholder Information Agreement (Calvert Group). (18)

(o)  Rule 22c-2 Shareholder Information Agreement (Fidelity Variable Insurance Products). (18)

(p)  Rule 22c-2 Shareholder Information Agreement (Franklin Templeton Variable Insurance Products Trust). (18)

(q)  Rule 22c-2 Shareholder Information Agreement (Goldman Sachs Variable Insurance Trust). (18)

(r)  Rule 22c-2 Shareholder Information Agreement (Lord Abbett Series Fund). (18)

(s)  Rule 22c-2 Shareholder Information Agreement (MFS Variable Insurance Trust). (18)

(t)  Rule 22c-2 Shareholder Information Agreement (Oppenheimer Variable Account Funds). (18)

(u)  Rule 22c-2 Shareholder Information Agreement (Universal Institutional Funds, Inc.). (18)

(v)  Rule 22c-2 Shareholder Information Agreement (Van Kampen Life Investment Trust). (18)

(w)  Rule 22c-2 Shareholder Information Agreement (Van Eck Worldwide Insurance Trust). (18)

(x)  Participation Agreement (Legg Mason). (21)

(y)  Participation Agreement (PIMCO). (21)

  (i)  Form of Novation of and Amendment to Participation Agreement (PIMCO Variable Insurance Trust). (23)

  (ii)  Form of Amendment to Participation Agreement re Summary Prospectuses (PIMCO Variable Insurance Trust). (23)

(z)  Participation Agreement (Royce Capital). (21)

(aa)  Rule 22c-2 Information Sharing Agreement (Royce Capital). (21)

(bb)  Participation Agreement (AIM Variable Insurance Funds (Invesco Variable Insurance Funds)). (23)

(cc)  Form of Participation Agreement (MFS Variable Insurance Trust II). (25)

(dd)  Form of Participation Agreement (Vanguard Variable Insurance Funds). (27)

9.  Administrative Contracts — Not applicable.

10.  Other Material Contracts. Not Applicable.

11.  Opinion and consent of David M. Loper, Esq. (20)

12.  Actuarial Opinion. Not applicable.

13.  Calculations. Not applicable.

14.  Other Opinions.

(a)  Consent of Eversheds Sutherland (US) LLP. (29)

(b)  Consent of PricewaterhouseCoopers, LLP. (29)

15.  Omitted Financial Statements. No Financial Statements are omitted from Item 24.

16.  Initial Capital Agreements. Not applicable.

17.  Redeemability Exemption.

(a)  Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) describing issue, transfer and redemption procedures for Premiere II Policies applied for before June 1, 2003. (10)

(b)  Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) describing issue, transfer and redemption procedures for Premiere II Policies applied for on or after June 1, 2003. (16)

(c)  Amended Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) describing issue, transfer and redemption procedures for Premiere III Policies. (26)

18.  Powers of Attorney (29)

(1)  Incorporated herein by reference to the initial filing of the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on August 4, 1995.

(2)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on December 22, 1995.

(3)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 30, 1997.

(4)  Incorporated herein by reference to the initial filing of the Form S-6 Registration Statement (File No. 333-52215) as filed with the Commission on May 8, 1998.

(5)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-60149) filed with the Commission on October 26, 1998.

(6)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-45963) filed with the Commission on June 3, 1998.

(7)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form S-6 Registration Statement (File No. 33-61599) filed with the Commission on April 25, 2000.

(8)  Incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 20, 2000.

(9)  Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement (File No. 33-61599) as filed with the Commission on April 20, 2001.

(10)  Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form S-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 26, 2000.

(11)  Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 Registration Statement (File No. 333-94047) as filed with the Commission on April 25, 2002.

(12)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form S-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 30, 2002.

(13)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 333-94047) as filed with the Commission on April 30, 2003.

(14)  Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 30, 2003.

(15)  Incorporated herein by reference to the initial Registration Statement on Form N-4 (File No. 333-112892), filed with the Commission on February 17, 2004.

(16)  Incorporated herein by reference to the Post-Effective Amendment No. 8 to the Form N-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 30, 2004.

(17)  Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-116813) as filed with the Commission on April 28, 2006.

(18)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 27, 2007.

(19)  Incorporated herein by reference to Post-Effective Amendment No. 14 to the Form N-6 Registration Statement (333-52215) as filed with the Commission on August 15, 2008.

(20)  Incorporated herein by reference to Post Effective Amendment No. 16 to the Form N-6 Registration Statement (333-52215) as filed with the Commission on November 7, 2008.

(21)  Incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-4 Registration Statement (333-113070) as filed with the Commission on October 28, 2009.

(22)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-6 Registration Statement (333-52215) as filed with the Commission on April 27, 2009.

(23)  Incorporated herein by reference to Post-Effective Amendment No. 19 to the Form N-4 Registration Statement (333-113070) as filed with the Commission on April 25, 2011.

(24)  Incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 Registration Statement (File No. 333-153041), filed with the Commission on September 16, 2011.

(25)  Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-176657), as filed with the Commission on April 24, 2012.

(26)  Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-190294) filed with the Commission on April 25, 2014.

(27)  Incorporated herein by reference to the Post-Effective Amendment No. 27 to the Form N-6 Registration Statement (333-52215) as filed with the Commission on April 27, 2017.

(28)  Incorporated herein by reference to Post-Effective Amendment No. 26 to the Form N-4 Registration Statement (File No. 333-112892), filed with the Commission on July 20, 2018.

(29)  Filed herein

Item 27. Directors and Officers of Depositor.

Name and Principal Business Address *	Position and Offices with Depositor
Adams, D. Scott	Executive Vice President, Chief Digital and Innovation Officer
Bartlett, Malcolm Lee	Senior Vice President, Tax
Bedwell, Robert R. III	Senior Vice President, Mortgage Loans
Berueffy, Max	Senior Vice President, Senior Counsel
Bielen, Richard J.	Chief Executive Officer, Executive Committee, Chairman of the Board, President, Director
Black, Lance P.	Senior Vice President, Treasurer
Borie, Kevin B.	Senior Vice President, Chief Valuation Actuary, Appointed Actuary
Callaway, Steve M.	Senior Vice President, Secretary, Senior Counsel
Cirulli, Vincent	Senior Vice President, Derivatives and VA Hedging
Creutzmann, Scott E.	Senior Vice President, Chief Compliance Officer
Cyphert, Mark	Senior Vice President, Chief Information and Operations Officer
Drew, Mark L.	Executive Vice President, General Counsel
Evesque, Wendy L.	Senior Vice President, Chief Human Resources Officer
Flint, Christopher W.	Senior Vice President, Distribution Companies
Goyer, Stephane	Senior Vice President, Head of Annuity Product Development
Harrison, Wade V.	Senior Vice President, Chief Product Actuary
Herring, Derry W	Senior Vice President, Chief Auditor
Kane, Nancy	Executive Vice President, Acquisitions and Corporate Development
Karchunas, M. Scott	Senior Vice President, Asset Protection Division
Kohler, Matthew	Senior Vice President, Chief Technology Officer
Lawrence, Mary Pat	Senior Vice President, Government Affairs
Loper, David M	Senior Vice President, Senior Counsel
McVeigh, Mark	Senior Vice President, Life Insurance Sales
Moloney, Michelle	Senior Vice President, Chief Risk Officer
Moschner, Christopher	Senior Vice President, Chief Marketing Officer
Passafiume, Philip E.	Senior Vice President, Director of Fixed Income
Riebel, Matthew A.	Senior Vice President, Chief Sales Officer
Seurkamp, Aaron C.	Senior Vice President, Life and Annuity Executive
Stokes, Barrie Balzli	Senior Vice President, Senior Counsel
Temple, Michael G.	Executive Committee, Director, Vice Chairman, Finance and Risk

Name and Principal Business Address *	Position and Offices with Depositor
Thigpen, Carl S.	Executive Vice President, Chief Investment Officer, Director
Wagner, James	Senior Vice President, Annuity Sales
Walker, Steven G.	Executive Vice President, Chief Financial Officer
Wells, Paul R.	Senior Vice President, Controller, Chief Accounting Officer
Whitcomb, John	Senior Vice President, Distribution Operations
Williams, Lucinda S.	Senior Vice President, Customer Experience

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 28.  Persons Controlled by or Under Common Control With the Depositor or the Registrant.

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Protective Life Corporation, a subsidiary of The Dai-ichi Life Insurance Company, Limited. Protective Life Corporation is described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by Protective Life Corporation may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 2018 (File No. 001-11339) filed with the Commission on March 5, 2019.

Item 29. Indemnification.

Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life's directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter.

(a)  Other Activity. Investment Distributors, Inc. ("IDI") is the principal underwriter of the Policies as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Protective Variable Annuity Separate Account, and the Variable Annuity Separate Account A of Protective Life.

(b)  Management. The following information is furnished with respect to the officers and directors of Investment Distributors, Inc.

Name and Principal Business Address *	Position and Offices	Position and Offices with Registrant
Brown, Barry K.	Assistant Secretary	Vice President, Operations
Caldwell, Edwin V. II	President and Director	Vice President, Acquisition Services
Callaway, Steve M.	Secretary and Director	Senior Vice President, Senior Counsel
Creutzmann, Scott E.	Chief Compliance Officer	Senior Vice President, Chief Compliance Officer
Debnar, Lawrence J.	Assistant Financial Officer	Vice President, Financial Reporting
Gilmer, Joseph F.	Assistant Financial Officer and Director	Assistant Vice President — Financial Reporting
Johnson, Julena G.	Assistant Compliance Officer	Compliance Director
Majewski, Carol L.	Assistant Compliance Officer	Assistant Vice President, Compliance
Morsch, Letitia	Assistant Secretary	Vice President, Operations
Tennent, Rayburn	Chief Financial Officer	Financial Analyst III

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.

(c)  Compensation From the Registrant. The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investments Distributors, Inc.	None	None	N/A	N/A

Item 31. Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by Protective Life Insurance Company at 2801 Highway 280 South, Birmingham, Alabama, 35223.

Item 32. Management Services.

All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation.

Protective Life hereby represents that the fees and charges deducted under the variable life insurance policies described herein are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by it under such policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Protective Variable Life Separate Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama on April 26, 2019.

  PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
  (Registrant)

By:  *

  Richard J. Bielen, President,
  Protective Life Insurance Company

  PROTECTIVE LIFE INSURANCE COMPANY
  (Depositor)

By:  *

  Richard J. Bielen, President,
  Protective Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-6 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
* Richard J. Bielen	President, Chief Executive Officer, Chairman of the Board and Director (Principal Executive Officer)	April 26, 2019
* Steven G. Walker	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	April 26, 2019
* Carl S. Thigpen	Executive Vice President, Chief Investment Officer and Director	April 26, 2019
*BY: /S/ MAX BERUEFFY Max Berueffy Attorney-in-Fact		April 26, 2019

Exhibits

7.  (c)  List of Reinsurers

14.  (a)  Consent of Eversheds Sutherland (US) LLP.

  (b)  Consent of PricewaterhouseCoopers, LLP.

18.    Powers of Attorney